UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N- CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 02/28

Date of reporting period: 08/31/20

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semiannual Report to Shareholders	August 31, 2020

Invesco Corporate Bond Fund
Nasdaq:
A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
24	Financial Statements
27	Financial Highlights
28	Notes to Financial Statements
37	Fund Expenses
38	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Corporate Bond Fund

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	2.96%
Class C Shares	2.45
Class R Shares	2.83
Class Y Shares	3.08
Class R5 Shares	3.11
Class R6 Shares	3.15
Bloomberg Barclays U.S. Credit Index▼ (Broad Market/Style-Specific Index)	2.84
Lipper BBB Rated Funds Index◾ (Peer Group Index)	1.77
Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                         Invesco Corporate Bond Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	7.05%
10 Years	5.04
5 Years	5.45
1 Year	2.69
Class C Shares
Inception (8/30/93)	5.34%
10 Years	4.73
5 Years	5.58
1 Year	5.48
Class R Shares
10 Years	5.25%
5 Years	6.11
1 Year	7.01
Class Y Shares
Inception (8/12/05)	5.84%
10 Years	5.76
5 Years	6.62
1 Year	7.54
Class R5 Shares
Inception (6/1/10)	6.40%
10 Years	5.89
5 Years	6.72
1 Year	7.59
Class R6 Shares
10 Years	5.86%
5 Years	6.81
1 Year	7.68

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                         Invesco Corporate Bond Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                         Invesco Corporate Bond Fund

Schedule of Investments(a)

August 31, 2020

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–92.26%
Advertising–0.39%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	$4,855,000	$5,843,392

Lamar Media Corp., 3.75%, 02/15/2028(b)	3,342,000	3,348,266

		9,191,658

Aerospace & Defense–0.21%
Boeing Co. (The),
5.15%, 05/01/2030	2,612,000	2,930,099

5.71%, 05/01/2040	1,132,000	1,316,480

Howmet Aerospace, Inc., 6.88%, 05/01/2025	214,000	244,769

TransDigm UK Holdings PLC, 6.88%, 05/15/2026	301,000	308,206

TransDigm, Inc.,
6.50%, 07/15/2024	70,000	70,521

6.38%, 06/15/2026	141,000	144,476

		5,014,551

Agricultural & Farm Machinery–0.01%
Titan International, Inc., 6.50%, 11/30/2023	337,000	252,750

Agricultural Products–0.04%
Bunge Ltd. Finance Corp., 1.63%, 08/17/2025	1,059,000	1,065,630

Air Freight & Logistics–0.00%
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	84,000	84,445

Airlines–1.96%
American Airlines Pass Through Trust,
Series 2017-1, Class B, 4.95%, 02/15/2025	1,002,960	712,035

Series 2016-1, Class AA, 3.58%, 01/15/2028	1,553,989	1,505,101

Series 2019-1, Class B, 3.85%, 02/15/2028	3,334,869	2,166,923

Series 2016-3, Class AA, 3.00%, 10/15/2028	3,748,025	3,506,161

Series 2017-1, Class AA, 3.65%, 02/15/2029	2,565,810	2,462,254

Series 2017-2, Class AA, 3.35%, 10/15/2029	4,340,174	4,094,094

British Airways Pass Through Trust (United Kingdom),
Series 2019-1, Class A, 3.35%, 06/15/2029(b)	1,426,061	1,194,067

Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	3,793,520	3,517,807

Delta Air Lines Pass Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	3,090,000	2,873,233

Series 2020-1, Class AA, 2.00%, 06/10/2028	4,066,000	3,961,191

Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	531,000	581,880

7.38%, 01/15/2026	605,000	630,200

	Principal Amount	Value

Airlines–(continued)
Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class B, 7.50%, 11/10/2023(b)	$4,312,706	$3,169,839

Series 2016-1, Class A, 4.88%, 05/10/2028(b)	4,169,923	3,794,734

Southwest Airlines Co., 5.25%, 05/04/2025	39,000	42,610

United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.63%, 09/03/2022	1,413,273	1,277,355

Series 2016-1, Class B, 3.65%, 01/07/2026	2,085,724	1,573,947

Series 2018-1, Class A, 3.70%, 03/01/2030	314,430	261,212

Series 2018-1, Class AA, 3.50%, 03/01/2030	4,079,192	3,843,493

Series 2019-1, Class A, 4.55%, 08/25/2031	1,882,666	1,591,224

Series 2019-1, Class AA, 4.15%, 08/25/2031	3,670,595	3,655,815

		46,415,175

Alternative Carriers–0.12%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	299,000	309,504

Series Y, 7.50%, 04/01/2024	264,000	299,640

4.00%, 02/15/2027(b)	1,165,000	1,185,388

Level 3 Financing, Inc.,
5.38%, 05/01/2025	717,000	740,159

5.25%, 03/15/2026	377,000	393,531

		2,928,222

Aluminum–0.03%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	600,000	621,753

Novelis Corp., 4.75%, 01/30/2030(b)	198,000	201,066

		822,819

Apparel Retail–0.30%
L Brands, Inc., 6.75%, 07/01/2036	303,000	310,075

Michaels Stores, Inc., 8.00%, 07/15/2027(b)	267,000	270,121

Ross Stores, Inc., 5.45%, 04/15/2050	5,021,000	6,451,426

		7,031,622

Apparel, Accessories & Luxury Goods–0.03%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	58,000	61,051

4.88%, 05/15/2026(b)	560,000	610,739

		671,790

Asset Management & Custody Banks–1.29%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	4,316,000	4,763,687

Ameriprise Financial, Inc., 3.00%, 04/02/2025	3,368,000	3,693,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Corporate Bond Fund

	Principal Amount	Value

Asset Management & Custody Banks–(continued)
Apollo Management Holdings L.P.,
2.65%, 06/05/2030(b)	$3,712,000	$3,706,076

4.95%, 01/14/2050(b)(c)	6,801,000	6,876,967

Bank of New York Mellon Corp. (The), Series G, 4.70%(c)(d)	4,150,000	4,517,275

Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	5,640,000	7,098,657

		30,656,050

Auto Parts & Equipment–0.11%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	178,000	189,292

Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	132,000	137,330

Dana, Inc., 5.38%, 11/15/2027	221,000	234,943

Magna International, Inc. (Canada), 2.45%, 06/15/2030	1,745,000	1,849,777

Tenneco, Inc., 5.00%, 07/15/2026	115,000	84,600

		2,495,942

Automobile Manufacturers–1.34%
Ford Motor Co.,
8.50%, 04/21/2023	261,000	288,927

9.00%, 04/22/2025	413,000	483,850

9.63%, 04/22/2030	226,000	296,598

4.75%, 01/15/2043	345,000	320,203

Ford Motor Credit Co. LLC,
5.09%, 01/07/2021	2,172,000	2,180,145

5.60%, 01/07/2022	410,000	422,288

4.39%, 01/08/2026	200,000	203,746

General Motors Financial Co., Inc., Series B, 6.50%(c)(d)	200,000	202,650

Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(b)	2,417,000	2,567,735

Hyundai Capital America,
2.85%, 11/01/2022(b)	3,094,000	3,205,494

4.30%, 02/01/2024(b)	12,491,000	13,597,146

2.65%, 02/10/2025(b)	4,837,000	5,034,253

3.50%, 11/02/2026(b)	2,527,000	2,735,291

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	320,000	341,261

		31,879,587

Automotive Retail–0.45%
Advance Auto Parts, Inc.,
4.50%, 12/01/2023	3,059,000	3,340,360

3.90%, 04/15/2030	5,345,000	5,894,649

Asbury Automotive Group, Inc., 4.75%, 03/01/2030(b)	60,000	62,332

AutoZone, Inc., 3.75%, 04/18/2029	200,000	231,973

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	300,000	299,878

Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	108,000	112,320

4.63%, 12/15/2027(b)	106,000	112,095

Murphy Oil USA, Inc., 5.63%, 05/01/2027	300,000	319,068

Penske Automotive Group, Inc., 5.50%, 05/15/2026	356,000	371,473

		10,744,148

	Principal Amount	Value

Biotechnology–1.16%
AbbVie, Inc.,
3.20%, 11/21/2029(b)	$8,476,000	$9,417,944

4.05%, 11/21/2039(b)	8,944,000	10,445,969

4.88%, 11/14/2048	2,066,000	2,662,130

Amgen, Inc.,
2.45%, 02/21/2030	1,620,000	1,728,595

3.15%, 02/21/2040	3,141,000	3,328,363

		27,583,001

Brewers–0.29%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.00%, 04/13/2028	300,000	347,772

8.00%, 11/15/2039	2,307,000	3,675,478

4.35%, 06/01/2040	2,178,000	2,537,011

Molson Coors Beverage Co., 5.00%, 05/01/2042	249,000	281,302

		6,841,563

Broadcasting–0.10%
AMC Networks, Inc.,
5.00%, 04/01/2024	329,000	335,786

4.75%, 08/01/2025	61,000	63,227

Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024	223,000	219,121

Fox Corp., 3.50%, 04/08/2030	1,105,000	1,245,479

Gray Television, Inc., 7.00%, 05/15/2027(b)	167,000	181,621

iHeartCommunications, Inc., 8.38%, 05/01/2027	195,000	196,329

TV Azteca S.A.B. de C.V. (Mexico), 8.25%, 08/09/2024(b)	300,000	167,593

		2,409,156

Building Products–1.33%
Carrier Global Corp.,
2.24%, 02/15/2025(b)	7,294,000	7,649,025

2.49%, 02/15/2027(b)	2,850,000	2,994,336

2.72%, 02/15/2030(b)	5,968,000	6,260,370

3.38%, 04/05/2040(b)	5,693,000	5,940,383

3.58%, 04/05/2050(b)	3,849,000	4,093,138

Owens Corning, 4.30%, 07/15/2047	250,000	272,160

Standard Industries, Inc.,
6.00%, 10/15/2025(b)	725,000	749,505

5.00%, 02/15/2027(b)	47,000	49,213

3.38%, 01/15/2031(b)	3,511,000	3,497,834

		31,505,964

Cable & Satellite–2.45%
Altice Financing S.A. (Luxembourg), 7.50%, 05/15/2026(b)	260,000	277,797

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	1,273,000	1,335,772

4.50%, 08/15/2030(b)	131,000	139,188

4.25%, 02/01/2031(b)	1,362,000	1,424,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Corporate Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	$5,265,000	$6,129,557

5.38%, 04/01/2038	249,000	303,136

5.75%, 04/01/2048	2,404,000	3,007,374

6.83%, 10/23/2055	4,253,000	5,845,207

Comcast Corp.,
6.45%, 03/15/2037	1,802,000	2,717,378

4.60%, 10/15/2038	2,447,000	3,140,469

3.25%, 11/01/2039	994,000	1,100,251

3.45%, 02/01/2050	4,115,000	4,622,029

2.80%, 01/15/2051	13,769,000	13,914,245

4.95%, 10/15/2058	2,505,000	3,592,843

Cox Communications, Inc., 3.35%, 09/15/2026(b)	2,228,000	2,486,619

CSC Holdings LLC,
5.50%, 05/15/2026(b)	265,000	278,306

4.63%, 12/01/2030(b)	490,000	501,807

DISH DBS Corp.,
5.88%, 11/15/2024	239,000	252,967

7.75%, 07/01/2026	130,000	149,014

Intelsat Jackson Holdings S.A. (Luxembourg), 8.50%, 10/15/2024(b)(e)	265,000	180,836

NBCUniversal Media LLC, 5.95%, 04/01/2041	3,802,000	5,675,764

UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	200,000	209,231

Virgin Media Secured Finance PLC (United Kingdom),
5.50%, 08/15/2026(b)	239,000	252,444

4.50%, 08/15/2030(b)	350,000	368,812

Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	225,000	236,892

		58,142,735

Casinos & Gaming–0.05%
MGM Resorts International,
7.75%, 03/15/2022	301,000	320,001

6.00%, 03/15/2023	559,000	590,793

Scientific Games International, Inc., 8.25%, 03/15/2026(b)	115,000	118,661

Station Casinos LLC, 4.50%, 02/15/2028(b)	133,000	126,762

		1,156,217

Coal & Consumable Fuels–0.03%
Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 01/15/2025(b)	107,000	109,328

4.13%, 02/15/2028(b)	89,000	86,321

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	602,000	541,418

		737,067

Commodity Chemicals–0.03%
Koppers, Inc., 6.00%, 02/15/2025(b)	219,000	225,703

Olin Corp., 5.63%, 08/01/2029	509,000	509,639

		735,342

	Principal Amount	Value

Communications Equipment–0.02%
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	$281,000	$291,889

5.25%, 08/01/2026	263,000	288,921

		580,810

Construction & Engineering–0.18%
AECOM, 5.13%, 03/15/2027	133,000	146,315

New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2028(b)	197,000	214,405

Shea Homes L.P./Shea Homes Funding Corp., 4.75%, 02/15/2028(b)	3,579,000	3,667,920

Valmont Industries, Inc., 5.00%, 10/01/2044	250,000	274,949

		4,303,589

Construction Machinery & Heavy Trucks–0.17%
Ashtead Capital, Inc. (United Kingdom), 4.00%, 05/01/2028(b)	2,115,000	2,199,600

Caterpillar, Inc., 3.25%, 04/09/2050	1,421,000	1,600,111

Wabtec Corp., 4.95%, 09/15/2028	209,000	240,390

		4,040,101

Construction Materials–0.16%
CRH America Finance, Inc. (Ireland), 3.95%, 04/04/2028(b)	3,324,000	3,764,090

Consumer Finance–0.80%
Ally Financial, Inc.,
5.13%, 09/30/2024	434,000	486,124

4.63%, 03/30/2025	1,303,000	1,443,015

American Express Co., Series C, 3.60% (3 mo. USD LIBOR + 3.29%)(d)(f)	3,075,000	2,856,737

Capital One Financial Corp., 3.75%, 03/09/2027	304,000	337,498

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	1,381,000	1,425,744

6.63%, 03/15/2026	1,923,000	2,066,023

GE Capital Funding LLC, 4.40%, 05/15/2030(b)	2,812,000	2,967,388

Navient Corp.,
7.25%, 01/25/2022	160,000	168,356

7.25%, 09/25/2023	1,040,000	1,101,438

5.00%, 03/15/2027	486,000	470,079

OneMain Finance Corp.,
6.88%, 03/15/2025	300,000	338,904

8.88%, 06/01/2025	200,000	225,870

7.13%, 03/15/2026	735,000	844,331

Synchrony Financial, 4.50%, 07/23/2025	3,823,000	4,177,499

		18,909,006

Copper–0.43%
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	3,285,000	3,479,291

4.13%, 03/01/2028	2,747,000	2,877,029

4.38%, 08/01/2028	2,179,000	2,293,376

5.40%, 11/14/2034	1,102,000	1,248,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Corporate Bond Fund

	Principal Amount	Value

Copper–(continued)
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	$217,000	$200,403

		10,098,990

Data Processing & Outsourced Services–0.24%
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	212,000	214,893

Fiserv, Inc., 4.20%, 10/01/2028	2,294,000	2,729,805

PayPal Holdings, Inc., 2.85%, 10/01/2029	2,398,000	2,659,039

		5,603,737

Department Stores–0.03%
Kohl’s Corp., 5.55%, 07/17/2045	249,000	227,231

Macy’s, Inc., 8.38%, 06/15/2025(b)	366,000	384,688

		611,919

Diversified Banks–11.83%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	7,620,000	8,280,502

Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(c)(d)	3,647,000	4,183,419

Banco del Estado de Chile (Chile), 2.70%, 01/09/2025(b)	2,875,000	3,027,763

Banco Nacional de Panama (Panama), 2.50%, 08/11/2030(b)	2,175,000	2,200,828

Bank of America Corp.,
3.86%, 07/23/2024(c)	8,342,000	9,078,052

2.59%, 04/29/2031(c)	2,954,000	3,148,724

1.90%, 07/23/2031(c)	15,930,000	16,107,915

7.75%, 05/14/2038	2,724,000	4,521,436

2.68%, 06/19/2041(c)	14,587,000	14,894,527

Series AA, 6.10%(c)(d)	6,150,000	6,904,882

Series DD, 6.30%(c)(d)	1,950,000	2,256,014

Series Z, 6.50%(c)(d)	4,301,000	4,860,839

Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	2,850,000	3,200,293

Barclays Bank PLC (United Kingdom),
5.14%, 10/14/2020	765,000	768,516

7.63%, 11/21/2022	200,000	222,442

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(b)	2,015,000	2,181,046

BNP Paribas S.A. (France), 4.38%, 03/01/2033(b)(c)	250,000	282,438

Citigroup, Inc.,
3.50%, 05/15/2023	3,804,000	4,078,621

5.50%, 09/13/2025	4,297,000	5,123,536

3.11%, 04/08/2026(c)	3,837,000	4,170,151

3.98%, 03/20/2030(c)	3,823,000	4,443,377

4.41%, 03/31/2031(c)	3,123,000	3,797,410

2.57%, 06/03/2031(c)	6,280,000	6,644,735

4.65%, 07/23/2048	1,895,000	2,542,005

Series Q, 4.38% (3 mo. USD LIBOR + 4.10%)(d)(f)	1,570,000	1,562,723

Series T, 6.25%(c)(d)	2,110,000	2,396,612

Series U, 5.00%(c)(d)	7,500,000	7,590,346

Series V, 4.70%(c)(d)	2,340,000	2,332,687

Credit Agricole S.A. (France),
1.91%, 06/16/2026(b)(c)	1,828,000	1,889,820

8.13%(b)(c)(d)	202,000	240,254

	Principal Amount	Value

Diversified Banks–(continued)
Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(b)	$5,293,000	$5,529,366

Global Bank Corp. (Panama), 4.50%, 10/20/2021(b)	6,573,000	6,757,208

HSBC Holdings PLC (United Kingdom),
1.27%, (3 mo. USD LIBOR + 1.00%), 05/18/2024(f)	1,194,000	1,197,624

1.65%, 04/18/2026(c)	1,970,000	1,986,841

2.36%, 08/18/2031(c)	201,000	203,494

6.00%(c)(d)	4,549,000	4,706,327

JPMorgan Chase & Co.,
1.15%, (3 mo. USD LIBOR + 0.89%), 07/23/2024(f)	5,200,000	5,262,546

2.08%, 04/22/2026(c)	5,189,000	5,451,174

3.63%, 12/01/2027	2,629,000	2,958,995

3.70%, 05/06/2030(c)	3,823,000	4,413,663

2.74%, 10/15/2030(c)	4,385,000	4,740,323

2.52%, 04/22/2031(c)	4,233,000	4,540,059

2.96%, 05/13/2031(c)	1,821,000	1,958,332

3.11%, 04/22/2041(c)	3,229,000	3,563,400

4.26%, 02/22/2048(c)	1,850,000	2,347,585

Series W, 1.28% (3 mo. USD LIBOR + 1.00%), 05/15/2047(f)	5,770,000	4,447,585

Series I, 3.74% (3 mo. USD LIBOR +3.47%)(d)(f)	2,606,000	2,527,853

Series V, 3.62% (3 mo. USD LIBOR +3.32%)(d)(f)	1,917,000	1,822,517

Mitsubishi UFJ Financial Group, Inc. (Japan), 2.05%, 07/17/2030	5,000,000	5,086,035

Mizuho Financial Group, Inc. (Japan), 2.20%, 07/10/2031(c)	6,494,000	6,638,820

National Australia Bank Ltd. (Australia), 2.33%, 08/21/2030(b)	3,579,000	3,582,029

Natwest Group PLC (United Kingdom), 3.50%, 05/15/2023(c)	5,172,000	5,397,064

SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	2,947,000	3,008,187

4.13%, 07/15/2023(b)	3,876,000	4,107,506

Societe Generale S.A. (France), 7.38%(b)(c)(d)	202,000	209,690

Standard Chartered PLC (United Kingdom),
1.51%, (3 mo. USD LIBOR + 1.20%), 09/10/2022(b)(f)	3,395,000	3,411,065

1.42%, (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(f)	1,442,000	1,448,208

4.30%, 02/19/2027(b)	1,628,000	1,759,814

7.50%(b)(c)(d)	200,000	211,109

7.75%(b)(c)(d)	2,690,000	2,918,139

Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	2,924,000	2,990,084

3.04%, 07/16/2029	4,545,000	4,978,993

2.13%, 07/08/2030	6,902,000	7,063,529

U.S. Bancorp, 1.38%, 07/22/2030	9,375,000	9,299,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Corporate Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
Wells Fargo & Co.,
2.19%, 04/30/2026(c)	$1,541,000	$1,612,070

4.15%, 01/24/2029	3,823,000	4,509,879

3.07%, 04/30/2041(c)	2,191,000	2,322,477

5.38%, 11/02/2043	7,518,000	10,079,708

4.75%, 12/07/2046	1,955,000	2,469,256

		280,449,652

Diversified Capital Markets–1.21%
Credit Suisse Group AG (Switzerland),
7.25%(b)(c)(d)	330,000	363,625

4.19%, 04/01/2031(b)(c)	2,792,000	3,262,249

7.50%(b)(c)(d)	2,410,000	2,601,101

5.10%(b)(c)(d)	4,230,000	4,216,760

5.25%(b)(c)(d)	4,357,000	4,449,586

Macquarie Bank Ltd. (Australia), 6.13%(b)(c)(d)	5,010,000	5,139,434

UBS Group AG (Switzerland), 3.13%, 08/13/2030(b)(c)	7,801,000	8,665,623

		28,698,378

Diversified Chemicals–0.08%
Chemours Co. (The), 7.00%, 05/15/2025	105,000	107,467

Dow Chemical Co. (The), 3.15%, 05/15/2024	1,743,000	1,878,603

		1,986,070

Diversified Metals & Mining–1.12%
Anglo American Capital PLC (South Africa),
5.38%, 04/01/2025(b)	4,531,000	5,232,677

5.63%, 04/01/2030(b)	3,674,000	4,575,906

Hudbay Minerals, Inc. (Peru), 7.63%, 01/15/2025(b)	285,000	296,240

Teck Resources Ltd. (Canada),
6.13%, 10/01/2035	5,532,000	6,531,906

6.25%, 07/15/2041	8,890,000	9,954,470

		26,591,199

Diversified REITs–1.04%
iStar, Inc., 4.75%, 10/01/2024	560,000	556,794

Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)	4,124,000	4,468,952

5.25%, 01/30/2026(b)	3,705,000	3,949,752

4.87%, 01/15/2030(b)	5,390,000	5,479,258

6.39%, 01/15/2050(b)	9,390,000	9,713,955

VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	93,000	93,373

3.75%, 02/15/2027(b)	93,000	92,928

4.13%, 08/15/2030(b)	380,000	381,311

		24,736,323

Drug Retail–0.14%
CVS Pass-Through Trust,
6.04%, 12/10/2028	1,225,370	1,391,560

5.77%, 01/10/2033(b)	1,725,468	1,979,776

		3,371,336

Electric Utilities–2.43%
Commonwealth Edison Co., Series 127, 3.20%, 11/15/2049	4,100,000	4,510,229

	Principal Amount	Value

Electric Utilities–(continued)
DPL, Inc., 4.35%, 04/15/2029	$42,000	$46,082

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	3,600,000	3,806,262

Duke Energy Progress LLC, 2.50%, 08/15/2050	10,000,000	9,857,260

Electricite de France S.A. (France), 6.00%, 01/22/2114(b)	6,655,000	8,828,649

Eversource Energy,
Series Q, 0.80%, 08/15/2025	699,000	700,211

Series R, 1.65%, 08/15/2030	1,719,000	1,716,503

Georgia Power Co.,
2.85%, 05/15/2022	3,692,000	3,843,445

Series A, 2.20%, 09/15/2024	10,514,000	11,132,459

NRG Energy, Inc., 6.63%, 01/15/2027	622,000	666,573

Southern Co. (The), Series B, 5.50%, 03/15/2057(c)	11,592,000	11,962,658

Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	468,000	485,360

		57,555,691

Electrical Components & Equipment–0.03%
EnerSys,
5.00%, 04/30/2023(b)	476,000	495,685

4.38%, 12/15/2027(b)	107,000	110,411

		606,096

Electronic Components–1.43%
Corning, Inc., 5.45%, 11/15/2079	26,986,000	33,790,058

Electronic Equipment & Instruments–0.01%
MTS Systems Corp., 5.75%, 08/15/2027(b)	316,000	321,195

Electronic Manufacturing Services–0.33%
Jabil, Inc., 3.00%, 01/15/2031	7,591,000	7,738,938

Fertilizers & Agricultural Chemicals–0.01%
Nutrien Ltd. (Canada), 2.95%, 05/13/2030	125,000	136,304

OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	211,000	219,967

		356,271

Financial Exchanges & Data–0.76%
Intercontinental Exchange, Inc.,
1.85%, 09/15/2032	3,022,000	3,067,919

3.00%, 09/15/2060	3,828,000	3,977,514

Moody’s Corp.,
5.25%, 07/15/2044	1,592,000	2,193,864

3.25%, 05/20/2050	1,211,000	1,337,978

2.55%, 08/18/2060	1,267,000	1,182,634

MSCI, Inc., 3.88%, 02/15/2031(b)	2,367,000	2,503,103

S&P Global, Inc.,
1.25%, 08/15/2030	2,559,000	2,530,981

2.30%, 08/15/2060	1,373,000	1,268,634

		18,062,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Corporate Bond Fund

	Principal Amount	Value

Food Retail–0.19%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC,
3.50%, 02/15/2023(b)	$3,502,000	$3,584,297

6.63%, 06/15/2024	363,000	375,052

4.63%, 01/15/2027(b)	248,000	262,308

5.88%, 02/15/2028(b)	193,000	208,766

		4,430,423

Forest Products–0.02%

Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	410,000	439,135

Gas Utilities–0.29%

AmeriGas Partners L.P./AmeriGas Finance Corp.,
5.63%, 05/20/2024	298,000	326,274

5.88%, 08/20/2026	464,000	526,876

East Ohio Gas Co. (The),
1.30%, 06/15/2025(b)	1,138,000	1,165,595

3.00%, 06/15/2050(b)	3,684,000	3,863,306

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	590,000	601,113

Superior Plus L.P./Superior General Partner, Inc. (Canada), 7.00%, 07/15/2026(b)	339,000	365,632

		6,848,796

Gold–0.13%
Newmont Corp., 2.25%, 10/01/2030	2,911,000	3,044,461

Health Care Equipment–0.07%
Becton, Dickinson and Co., 2.82%, 05/20/2030	188,000	204,222

Children’s Hospital Corp. (The), 2.59%, 02/01/2050	1,342,000	1,320,765

Teleflex, Inc., 4.88%, 06/01/2026	50,000	52,428

		1,577,415

Health Care Facilities–0.75%
HCA, Inc.,
5.00%, 03/15/2024	9,094,000	10,281,647

5.38%, 02/01/2025	242,000	272,888

5.25%, 04/15/2025	151,000	176,138

5.88%, 02/15/2026	166,000	190,277

5.38%, 09/01/2026	111,000	126,257

7.50%, 11/06/2033	362,000	489,989

5.50%, 06/15/2047	5,018,000	6,357,048

		17,894,244

Health Care REITs–0.56%
Diversified Healthcare Trust,
6.75%, 12/15/2021	2,606,000	2,674,813

9.75%, 06/15/2025	482,000	539,291

Healthpeak Properties, Inc.,
4.25%, 11/15/2023	46,000	50,394

2.88%, 01/15/2031	1,983,000	2,119,244

MPT Operating Partnership L.P./MPT Finance Corp.,
5.00%, 10/15/2027	605,000	640,861

4.63%, 08/01/2029	2,463,000	2,633,390

	Principal Amount	Value

Health Care REITs–(continued)
Physicians Realty L.P., 4.30%, 03/15/2027	$1,697,000	$1,801,619

Welltower, Inc., 3.10%, 01/15/2030	2,573,000	2,707,391

		13,167,003

Health Care Services–1.56%
AMN Healthcare, Inc., 5.13%, 10/01/2024(b)	181,000	184,827

Cigna Corp.,
3.75%, 07/15/2023	3,210,000	3,496,190

1.17%, (3 mo. USD LIBOR + 0.89%), 07/15/2023(f)	5,327,000	5,389,956

4.38%, 10/15/2028	1,852,000	2,217,852

4.80%, 08/15/2038	5,241,000	6,606,130

CVS Health Corp.,
1.30%, 08/21/2027	3,912,000	3,892,549

2.70%, 08/21/2040	1,691,000	1,651,690

4.25%, 04/01/2050	1,069,000	1,271,743

DaVita, Inc.,
4.63%, 06/01/2030(b)	160,000	168,300

3.75%, 02/15/2031(b)	4,169,000	4,125,309

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	257,000	247,797

New York and Presbyterian Hospital (The),
2.26%, 08/01/2040	1,725,000	1,690,234

2.61%, 08/01/2060	2,537,000	2,493,453

Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	172,000	117,820

Texas Health Resources, 2.33%, 11/15/2050	3,564,000	3,327,383

		36,881,233

Home Improvement Retail–0.07%
Lowe’s Cos., Inc.,
4.00%, 04/15/2025	1,140,000	1,302,432

3.65%, 04/05/2029	225,000	260,575

		1,563,007

Homebuilding–1.22%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	326,000	360,575

KB Home, 4.80%, 11/15/2029	456,000	495,045

Lennar Corp.,
8.38%, 01/15/2021	36,000	36,990

5.38%, 10/01/2022	324,000	344,579

4.75%, 11/15/2022	172,000	180,983

5.25%, 06/01/2026	636,000	720,009

M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	9,643,000	9,852,446

6.00%, 01/15/2043	12,008,000	13,955,938

Mattamy Group Corp. (Canada),
5.25%, 12/15/2027(b)	174,000	182,374

4.63%, 03/01/2030(b)	1,700,000	1,741,174

Meritage Homes Corp., 5.13%, 06/06/2027	322,000	352,126

PulteGroup, Inc., 6.38%, 05/15/2033	15,000	18,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Corporate Bond Fund

	Principal Amount	Value

Homebuilding–(continued)
Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	$352,000	$381,811

5.75%, 01/15/2028(b)	226,000	254,325

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	57,000	60,556

		28,937,852

Hotel & Resort REITs–0.08%
Service Properties Trust,
4.95%, 02/15/2027	1,592,000	1,464,640

4.95%, 10/01/2029	549,000	492,041

		1,956,681

Hotels, Resorts & Cruise Lines–0.12%
Carnival Corp., 11.50%, 04/01/2023(b)	605,000	675,782

Choice Hotels International, Inc., 3.70%, 01/15/2031	1,990,000	2,107,131

		2,782,913

Household Products–0.00%
Spectrum Brands, Inc., 5.00%, 10/01/2029(b)	108,000	112,704

Housewares & Specialties–0.02%
Newell Brands, Inc.,
4.70%, 04/01/2026	269,000	291,596

5.88%, 04/01/2036	221,000	249,770

		541,366

Independent Power Producers & Energy Traders–0.19%
AES Corp. (The), 5.50%, 04/15/2025	733,000	757,336

AES Panama Generation Holdings SRL (Panama), 4.38%, 05/31/2030(b)	3,300,000	3,440,002

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	210,000	224,000

		4,421,338

Industrial Conglomerates–1.03%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	4,313,000	4,458,016

General Electric Co.,
5.55%, 01/05/2026	8,706,000	10,101,638

4.35%, 05/01/2050	9,803,000	9,976,915

		24,536,569

Industrial Gases–0.11%
Praxair, Inc., 2.00%, 08/10/2050	2,703,000	2,493,689

Industrial Machinery–0.22%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	249,000	244,305

EnPro Industries, Inc., 5.75%, 10/15/2026	489,000	512,746

Mueller Industries, Inc., 6.00%, 03/01/2027	492,000	500,610

Parker-Hannifin Corp., 3.25%, 06/14/2029	3,473,000	3,927,019

		5,184,680

	Principal Amount	Value

Industrial REITs–0.13%
Cibanco S.A. Ibm/PLA Administradora Industrial S de RL de C.V. (Mexico), 4.96%, 07/18/2029(b)	$873,000	$903,555

Lexington Realty Trust, 2.70%, 09/15/2030	1,570,000	1,592,984

Prologis L.P., 2.13%, 04/15/2027	612,000	654,161

		3,150,700

Integrated Oil & Gas–1.91%
BP Capital Markets America, Inc.,
1.75%, 08/10/2030	5,085,000	5,049,514

2.77%, 11/10/2050	6,192,000	5,856,186

BP Capital Markets PLC (United Kingdom), 4.38%(c)(d)	2,598,000	2,734,395

Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	561,000	539,036

Chevron USA, Inc., 2.34%, 08/12/2050	3,810,000	3,642,459

Occidental Petroleum Corp.,
2.90%, 08/15/2024	12,445,000	11,472,672

5.55%, 03/15/2026	322,000	320,847

3.20%, 08/15/2026	307,000	269,816

3.50%, 08/15/2029	263,000	226,601

6.20%, 03/15/2040	233,000	221,933

4.10%, 02/15/2047	315,000	240,918

Petroleos Mexicanos (Mexico),
6.88%, 08/04/2026	110,000	112,458

5.95%, 01/28/2031(b)	115,000	104,035

6.95%, 01/28/2060(b)	1,670,000	1,392,112

Saudi Arabian Oil Co. (Saudi Arabia),
2.88%, 04/16/2024(b)	9,601,000	10,101,214

4.38%, 04/16/2049(b)	2,407,000	2,913,322

		45,197,518

Integrated Telecommunication Services–1.82%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	210,000	241,106

Altice France S.A. (France), 7.38%, 05/01/2026(b)	400,000	425,080

AT&T, Inc.,
1.50%, (3 mo. USD LIBOR + 1.18%), 06/12/2024(f)	2,832,000	2,894,172

5.25%, 03/01/2037	2,543,000	3,205,978

5.15%, 03/15/2042	3,508,000	4,409,166

3.10%, 02/01/2043	5,053,000	5,034,870

5.35%, 12/15/2043	3,212,000	4,030,160

4.75%, 05/15/2046	2,529,000	3,023,914

5.15%, 11/15/2046	5,960,000	7,453,546

5.15%, 02/15/2050	350,000	448,150

3.50%, 02/01/2061	3,240,000	3,212,490

CommScope, Inc., 6.00%, 03/01/2026(b)	413,000	439,356

Embarq Corp., 8.00%, 06/01/2036	425,000	510,616

Frontier Communications Corp.,
10.50%, 09/15/2022(e)	146,000	65,118

11.00%, 09/15/2025(e)	159,000	68,370

Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	46,000	57,363

7.20%, 07/18/2036	589,000	776,390

Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	2,739,000	3,990,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Corporate Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)
Verizon Communications, Inc., 4.81%, 03/15/2039	$2,167,000	$2,851,278

		43,137,652

Interactive Home Entertainment–0.34%
Activision Blizzard, Inc., 2.50%, 09/15/2050	4,826,000	4,546,164

WMG Acquisition Corp., 3.00%, 02/15/2031(b)	3,536,000	3,527,160

		8,073,324

Interactive Media & Services–1.66%
Alphabet, Inc.,
1.90%, 08/15/2040	2,516,000	2,452,400

2.25%, 08/15/2060	4,391,000	4,186,811

Baidu, Inc. (China),
3.08%, 04/07/2025	1,175,000	1,258,560

3.43%, 04/07/2030	725,000	809,009

Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	247,000	222,724

Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	586,000	458,495

6.63%, 08/15/2027(b)	339,000	191,111

Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	5,513,000	6,097,709

Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	2,073,000	2,165,632

1.81%, 01/26/2026(b)	1,509,000	1,546,244

3.60%, 01/19/2028(b)	4,305,000	4,796,245

2.39%, 06/03/2030(b)	3,532,000	3,665,887

3.93%, 01/19/2038(b)	3,137,000	3,595,755

3.24%, 06/03/2050(b)	975,000	1,027,440

3.29%, 06/03/2060(b)	996,000	1,056,507

Twitter, Inc., 3.88%, 12/15/2027(b)	5,404,000	5,715,811

		39,246,340

Internet & Direct Marketing Retail–1.25%
Alibaba Group Holding Ltd. (China),
4.20%, 12/06/2047	2,190,000	2,816,801

4.40%, 12/06/2057	2,190,000	2,989,284

Amazon.com, Inc.,
1.20%, 06/03/2027	3,042,000	3,105,797

2.50%, 06/03/2050	4,019,000	4,059,413

2.70%, 06/03/2060	8,549,000	8,759,221

Expedia Group, Inc.,
3.60%, 12/15/2023(b)	2,722,000	2,772,513

4.63%, 08/01/2027(b)	4,351,000	4,543,512

QVC, Inc., 5.45%, 08/15/2034	474,000	474,000

		29,520,541

Investment Banking & Brokerage–2.28%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	3,064,000	3,297,529

Charles Schwab Corp. (The),
Series E, 4.63%(c)(d)	4,359,000	4,403,941

Series G, 5.38%(c)(d)	231,000	254,100

	Principal Amount	Value

Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
3.50%, 04/01/2025	$3,308,000	$3,669,032

6.75%, 10/01/2037	4,482,000	6,555,524

4.80%, 07/08/2044	4,091,000	5,396,766

Series P, 5.00%(c)(d)(g)	3,255,000	3,143,107

Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	3,703,000	4,184,159

Morgan Stanley,
2.19%, 04/28/2026(c)	2,657,000	2,798,127

4.35%, 09/08/2026	350,000	408,916

2.70%, 01/22/2031(c)	13,075,000	14,107,484

3.62%, 04/01/2031(c)	3,174,000	3,692,103

Raymond James Financial, Inc.,
4.65%, 04/01/2030	1,582,000	1,927,137

4.95%, 07/15/2046	218,000	278,107

		54,116,032

IT Consulting & Other Services–0.06%
DXC Technology Co., 4.45%, 09/18/2022	1,396,000	1,468,713

Leisure Facilities–0.01%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	247,000	248,565

Life & Health Insurance–2.39%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	3,226,000	3,530,603

Athene Global Funding, 2.50%, 01/14/2025(b)	3,288,000	3,396,460

Athene Holding Ltd.,
4.13%, 01/12/2028	6,831,000	7,469,438

6.15%, 04/03/2030	3,543,000	4,290,123

Belrose Funding Trust, 2.33%, 08/15/2030(b)	2,637,000	2,627,005

Brighthouse Financial, Inc., 4.70%, 06/22/2047	6,335,000	6,097,087

Global Atlantic Fin Co., 4.40%, 10/15/2029(b)	9,745,000	10,138,324

MetLife, Inc., 4.13%, 08/13/2042	2,294,000	2,805,220

Series C, 3.89% (3 mo. USD LIBOR +3.58%)(d)(f)	3,814,000	3,768,709

Series D, 5.88%(c)(d)	300,000	332,880

Nationwide Financial Services, Inc.,
5.38%, 03/25/2021(b)	6,660,000	6,815,545

3.90%, 11/30/2049(b)	3,210,000	3,295,995

Prudential Financial, Inc., 3.91%, 12/07/2047	1,913,000	2,168,848

		56,736,237

Life Sciences Tools & Services–0.02%
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	383,000	403,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Corporate Bond Fund

	Principal Amount	Value

Managed Health Care–0.56%
Centene Corp.,
5.25%, 04/01/2025(b)	$340,000	$353,175

5.38%, 06/01/2026(b)	521,000	551,609

5.38%, 08/15/2026(b)	155,000	164,736

4.63%, 12/15/2029	526,000	577,093

3.38%, 02/15/2030	320,000	333,301

Children’s National Medical Center, Series 2020, 2.93%, 07/15/2050	1,791,000	1,762,841

Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	3,832,000	3,755,945

Hackensack Meridian Health, Inc., Series 2020,
2.68%, 09/01/2041	1,673,000	1,670,532

2.88%, 09/01/2050	1,616,000	1,611,724

MultiCare Health System, 2.80%, 08/15/2050	2,388,000	2,403,353

		13,184,309

Marine Ports & Services–0.04%
Adani Abbot Point Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	1,004,000	946,747

Metal & Glass Containers–0.03%
Ball Corp., 5.25%, 07/01/2025	359,000	407,594

Berry Global, Inc., 6.00%, 10/15/2022	58,000	58,290

Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	252,000	265,128

OI European Group B.V., 4.00%, 03/15/2023(b)	73,000	74,012

		805,024

Movies & Entertainment–0.35%
AMC Entertainment Holdings, Inc.,
10.50%, 04/15/2025(b)	491,000	433,307

10.50%, 04/24/2026(b)	83,000	71,795

6.00% PIK Rate, 5.00% Cash Rate, 06/15/2026(b)(h)	407,000	153,724

Netflix, Inc.,
5.88%, 11/15/2028	1,017,000	1,250,183

5.38%, 11/15/2029(b)	1,927,000	2,319,626

Tencent Music Entertainment Group (China),
1.38%, 09/03/2025	1,560,000	1,564,400

2.00%, 09/03/2030	2,480,000	2,469,662

		8,262,697

Multi-line Insurance–1.11%
American International Group, Inc.,
3.40%, 06/30/2030	5,006,000	5,552,048

4.50%, 07/16/2044	2,160,000	2,541,432

Fairfax Financial Holdings Ltd. (Canada),
4.85%, 04/17/2028	2,877,000	3,191,566

4.63%, 04/29/2030(b)	6,945,000	7,659,729

Massachusetts Mutual Life Insurance Co., 3.38%, 04/15/2050(b)	1,724,000	1,786,842

Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	3,068,000	3,266,429

	Principal Amount	Value

Multi-line Insurance–(continued)
XLIT Ltd. (Bermuda), 5.50%, 03/31/2045	$1,670,000	$2,283,668

		26,281,714

Multi-Utilities–0.46%
CenterPoint Energy, Inc.,
2.50%, 09/01/2024	3,068,000	3,266,700

Series A, 6.13%(c)(d)	3,978,000	4,049,810

CMS Energy Corp., 4.75%, 06/01/2050(c)	1,684,000	1,830,500

DTE Energy Co., Series F, 1.05%, 06/01/2025	1,747,000	1,757,709

		10,904,719

Office REITs–1.09%
Alexandria Real Estate Equities, Inc.,
3.95%, 01/15/2027	2,823,000	3,222,228

3.38%, 08/15/2031	1,766,000	2,004,752

1.88%, 02/01/2033	12,979,000	12,865,384

4.00%, 02/01/2050	2,687,000	3,270,827

Boston Properties L.P., 3.25%, 01/30/2031	2,180,000	2,379,421

Highwoods Realty L.P., 2.60%, 02/01/2031	2,138,000	2,129,022

		25,871,634

Oil & Gas Drilling–0.01%
Precision Drilling Corp. (Canada), 5.25%, 11/15/2024	207,000	146,172

Transocean, Inc., 8.00%, 02/01/2027(b)	81,000	25,211

		171,383

Oil & Gas Equipment & Services–0.15%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	3,324,000	3,622,907

Oil & Gas Exploration & Production–1.86%
Apache Corp.,
4.38%, 10/15/2028	98,000	97,506

5.10%, 09/01/2040	350,000	341,098

4.75%, 04/15/2043	466,000	440,114

Cameron LNG LLC,
3.30%, 01/15/2035(b)	4,052,000	4,570,639

3.40%, 01/15/2038(b)	4,365,000	4,689,057

Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	6,959,000	7,139,353

Concho Resources, Inc.,
4.38%, 01/15/2025	6,682,000	6,904,890

2.40%, 02/15/2031	1,247,000	1,223,135

Continental Resources, Inc.,
5.00%, 09/15/2022	9,670,000	9,672,417

4.50%, 04/15/2023	508,000	512,105

Diamondback Energy, Inc., 4.75%, 05/31/2025	44,000	48,330

Endeavor Energy Resources L.P./EER Finance, Inc., 5.75%, 01/30/2028(b)	312,000	319,742

EQT Corp.,
7.88%, 02/01/2025	203,000	233,313

3.90%, 10/01/2027	62,000	59,744

8.75%, 02/01/2030	260,000	313,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Corporate Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	$255,000	$216,480

7.75%, 02/01/2028	304,000	270,846

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	256,000	241,526

MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	82,000	83,704

Murphy Oil Corp.,
4.95%, 12/01/2022	248,000	248,153

6.38%, 12/01/2042	180,000	154,673

PDC Energy, Inc., 5.75%, 05/15/2026	186,000	190,859

Pioneer Natural Resources Co., 1.90%, 08/15/2030	5,189,000	5,029,166

QEP Resources, Inc., 5.63%, 03/01/2026	162,000	104,596

Southwestern Energy Co.,
7.50%, 04/01/2026	100,000	100,806

7.75%, 10/01/2027	281,000	288,025

Whiting Petroleum Corp.,
5.75%, 03/15/2021(e)	241,000	54,526

6.63%, 01/15/2026(e)	172,000	40,725

WPX Energy, Inc.,
5.75%, 06/01/2026	398,000	407,084

5.25%, 10/15/2027	45,000	44,838

5.88%, 06/15/2028	24,000	24,390

4.50%, 01/15/2030	25,000	23,921

		44,089,659

Oil & Gas Refining & Marketing–0.47%
Calumet Specialty Products Partners L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	123,000	122,202

9.25%, 07/15/2024(b)	224,000	240,520

EnLink Midstream Partners L.P.,
4.85%, 07/15/2026	371,000	324,595

5.60%, 04/01/2044	327,000	217,225

NuStar Logistics L.P., 6.00%, 06/01/2026	556,000	582,847

Parkland Corp. (Canada),
6.00%, 04/01/2026(b)	406,000	429,294

5.88%, 07/15/2027(b)	3,025,000	3,236,190

PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028(b)	317,000	267,905

Petronas Capital Ltd. (Malaysia),
3.50%, 04/21/2030(b)	1,158,000	1,314,943

4.55%, 04/21/2050(b)	2,820,000	3,727,617

Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	723,000	759,916

		11,223,254

Oil & Gas Storage & Transportation–8.52%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	232,000	214,600

Boardwalk Pipelines L.P., 3.40%, 02/15/2031	3,261,000	3,301,988

Cheniere Energy Partners L.P., 5.63%, 10/01/2026	236,000	247,774

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	241,000	231,309

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
DCP Midstream Operating L.P.,
5.38%, 07/15/2025	$162,000	$174,442

5.13%, 05/15/2029	394,000	418,310

Energy Transfer Operating L.P.,
5.88%, 01/15/2024	508,000	564,684

2.90%, 05/15/2025	4,157,000	4,275,808

3.75%, 05/15/2030	6,812,000	6,765,732

4.90%, 03/15/2035	8,311,000	8,266,663

5.00%, 05/15/2050	7,495,000	7,188,485

Series A, 6.25%(c)(d)	515,000	376,179

Enterprise Products Operating LLC,
3.13%, 07/31/2029	3,743,000	4,091,947

4.80%, 02/01/2049	2,264,000	2,657,510

4.20%, 01/31/2050	2,663,000	2,907,135

3.70%, 01/31/2051	12,852,000	13,071,722

3.95%, 01/31/2060	6,914,000	7,032,164

Series D, 6.88%, 03/01/2033	2,543,000	3,427,322

4.88%, 08/16/2077(c)	10,130,000	8,960,036

EQM Midstream Partners L.P., 5.50%, 07/15/2028	541,000	561,715

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	389,000	405,618

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	95,000	95,280

Kinder Morgan Energy Partners L.P., 4.30%, 05/01/2024	2,289,000	2,540,402

Kinder Morgan, Inc.,
2.00%, 02/15/2031	6,503,000	6,370,325

7.80%, 08/01/2031	9,092,000	12,734,884

7.75%, 01/15/2032	7,333,000	10,531,196

3.25%, 08/01/2050	13,965,000	13,150,822

MPLX L.P.,
1.21%, (3 mo. USD LIBOR + 0.90%), 09/09/2021(f)	7,864,000	7,863,776

1.41%, (3 mo. USD LIBOR + 1.10%), 09/09/2022(f)	5,688,000	5,688,594

1.75%, 03/01/2026	3,544,000	3,547,552

4.80%, 02/15/2029	2,251,000	2,607,971

2.65%, 08/15/2030	3,734,000	3,706,504

4.70%, 04/15/2048	2,658,000	2,837,454

5.50%, 02/15/2049	3,582,000	4,235,887

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	357,000	238,240

NGPL PipeCo. LLC, 7.77%, 12/15/2037(b)	6,930,000	8,482,183

ONEOK, Inc.,
5.85%, 01/15/2026	1,336,000	1,541,524

6.35%, 01/15/2031	5,289,000	6,255,812

Plains All American Pipeline L.P., Series B, 6.13%(c)(d)	385,000	269,888

Plains All American Pipeline L.P./PAA Finance Corp.,
3.55%, 12/15/2029	13,108,000	13,072,023

3.80%, 09/15/2030	2,024,000	2,039,783

Sabine Pass Liquefaction LLC,
5.75%, 05/15/2024	362,000	414,910

4.50%, 05/15/2030(b)	1,339,000	1,535,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Corporate Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 05/01/2023	$2,398,000	$2,416,716

5.13%, 02/01/2025	439,000	449,705

5.88%, 04/15/2026	677,000	713,812

5.00%, 01/15/2028	201,000	206,062

5.50%, 03/01/2030(b)	63,000	66,504

Western Midstream Operating L.P.,
4.00%, 07/01/2022	2,782,000	2,837,640

2.12%, (3 mo. USD LIBOR + 1.85%), 01/13/2023(f)	3,109,000	2,954,752

4.10%, 02/01/2025	122,000	121,904

4.50%, 03/01/2028	190,000	191,425

4.75%, 08/15/2028	288,000	293,553

5.45%, 04/01/2044	367,000	340,279

Williams Cos., Inc. (The),
7.88%, 09/01/2021	140,000	150,034

3.60%, 03/15/2022	3,508,000	3,644,442

4.55%, 06/24/2024	399,000	448,364

3.50%, 11/15/2030	2,057,000	2,264,038

		202,000,626

Other Diversified Financial Services–1.06%
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(b)	4,174,000	5,363,130

Carlyle Finance LLC, 5.65%, 09/15/2048(b)	10,799,000	13,882,112

eG Global Finance PLC (United Kingdom), 4.91% (1 mo. USD LIBOR + 4.75%), 02/07/2025(b)	259,000	268,254

Equitable Holdings, Inc., Series B, 4.95%(c)(d)	2,058,000	2,120,666

Football Trust V, 5.35%, 10/05/2020(b)	450,269	451,304

ILFC E-Capital Trust II, 3.27% (3 mo. USD LIBOR +1.80%), 12/21/2065(b)(f)	620,000	342,113

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	2,248,000	2,269,985

Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	242,000	248,199

LPL Holdings, Inc., 5.75%, 09/15/2025(b)	241,000	251,390

		25,197,153

Packaged Foods & Meats–0.25%
B&G Foods, Inc., 5.25%, 09/15/2027	96,000	102,750

Conagra Brands, Inc., 5.30%, 11/01/2038	300,000	386,724

Hershey Co. (The), 3.13%, 11/15/2049	2,708,000	2,963,978

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	217,000	241,395

Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	340,000	462,706

5.00%, 06/04/2042	352,000	388,837

4.38%, 06/01/2046	472,000	482,740

5.50%, 06/01/2050(b)	179,000	211,551

Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	398,000	423,372

	Principal Amount	Value

Packaged Foods & Meats–(continued)
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	$223,000	$230,304

		5,894,357

Paper Packaging–0.15%
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	3,254,000	3,475,841

Paper Products–0.17%
Georgia-Pacific LLC, 2.10%, 04/30/2027(b)	3,157,000	3,327,642

Mercer International, Inc. (Germany),
6.50%, 02/01/2024	157,000	158,357

5.50%, 01/15/2026	88,000	85,308

Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	485,000	523,102

		4,094,409

Pharmaceuticals–2.29%
AstraZeneca PLC (United Kingdom),
0.70%, 04/08/2026	6,667,000	6,616,542

1.38%, 08/06/2030	3,454,000	3,390,883

Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	188,000	193,593

5.50%, 11/01/2025(b)	177,000	182,876

9.00%, 12/15/2025(b)	202,000	221,372

Bayer US Finance II LLC (Germany),
1.32%, (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(f)	5,692,000	5,747,150

3.88%, 12/15/2023(b)	1,964,000	2,155,471

Bristol-Myers Squibb Co., 3.40%, 07/26/2029	300,000	350,368

Endo DAC/Endo Finance LLC/Endo Finco, Inc.,
9.50%, 07/31/2027(b)	72,000	78,075

6.00%, 06/30/2028(b)	91,000	70,589

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	245,000	256,409

Merck & Co., Inc.,
0.75%, 02/24/2026	3,400,000	3,418,785

2.35%, 06/24/2040	2,581,000	2,628,572

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	241,000	257,583

Royalty Pharma PLC,
1.20%, 09/02/2025(b)	882,000	880,552

1.75%, 09/02/2027(b)	1,295,000	1,293,575

2.20%, 09/02/2030(b)	1,675,000	1,656,607

3.55%, 09/02/2050(b)	1,930,000	1,858,055

Takeda Pharmaceutical Co. Ltd. (Japan),
2.05%, 03/31/2030	2,565,000	2,608,248

3.03%, 07/09/2040	1,689,000	1,753,792

3.18%, 07/09/2050	2,465,000	2,514,198

3.38%, 07/09/2060	3,584,000	3,718,054

Upjohn, Inc.,
1.65%, 06/22/2025(b)	1,284,000	1,320,312

2.70%, 06/22/2030(b)	4,251,000	4,441,947

3.85%, 06/22/2040(b)	2,174,000	2,362,200

4.00%, 06/22/2050(b)	3,918,000	4,281,291

		54,257,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Corporate Bond Fund

	Principal Amount	Value

Property & Casualty Insurance–0.42%
Allstate Corp. (The), 4.20%, 12/15/2046	$1,439,000	$1,813,500

AmWINS Group, Inc., 7.75%, 07/01/2026(b)	107,000	115,673

Arch Capital Group Ltd., 3.64%, 06/30/2050	2,158,000	2,310,519

Fidelity National Financial, Inc., 3.40%, 06/15/2030	2,693,000	2,909,359

W.R. Berkley Corp., 4.00%, 05/12/2050	2,478,000	2,863,888

		10,012,939

Publishing–0.01%
Meredith Corp., 6.88%, 02/01/2026	285,000	248,182

Railroads–1.93%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	11,432,000	17,443,626

CSX Corp., 4.65%, 03/01/2068	3,310,000	4,347,424

Empresa de los Ferrocarriles del Estado (Chile), 3.07%, 08/18/2050(b)	1,535,000	1,546,781

Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	270,000	258,108

Norfolk Southern Corp.,
2.55%, 11/01/2029	2,675,000	2,929,314

3.40%, 11/01/2049	3,411,000	3,819,888

3.05%, 05/15/2050	3,200,000	3,391,148

Union Pacific Corp.,
2.15%, 02/05/2027	3,612,000	3,857,903

2.40%, 02/05/2030(g)	4,511,000	4,883,946

3.95%, 08/15/2059	2,761,000	3,270,808

		45,748,946

Real Estate Development–0.11%
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	2,578,000	2,531,382

Regional Banks–1.92%
CIT Group, Inc., 5.00%, 08/01/2023	311,000	329,870

Citizens Bank N.A., 2.25%, 04/28/2025	2,836,000	3,029,027

Citizens Financial Group, Inc.,
2.38%, 07/28/2021	5,719,000	5,810,235

2.50%, 02/06/2030	3,492,000	3,698,551

3.25%, 04/30/2030	1,872,000	2,081,539

Series A, 4.26% (3 mo. USD LIBOR + 3.96%)(d)(f)	1,100,000	1,035,601

Fifth Third Bancorp,
4.30%, 01/16/2024	2,610,000	2,892,461

2.38%, 01/28/2025	7,346,000	7,811,370

2.55%, 05/05/2027	2,252,000	2,442,838

First Niagara Financial Group, Inc., 7.25%, 12/15/2021	1,300,000	1,403,017

KeyCorp, 2.25%, 04/06/2027	5,075,000	5,371,983

M&T Bank Corp., Series F, 5.13%(c)(d)	1,306,000	1,376,896

Synovus Financial Corp., 3.13%, 11/01/2022	2,349,000	2,427,915

Truist Bank, 2.25%, 03/11/2030	1,312,000	1,363,430

	Principal Amount	Value

Regional Banks–(continued)
Zions Bancorporation N.A., 3.25%, 10/29/2029	$4,390,000	$4,395,141

		45,469,874

Renewable Electricity–0.29%
Northern States Power Co., 2.60%, 06/01/2051	6,674,000	6,819,837

Research & Consulting Services–0.00%
Dun & Bradstreet Corp. (The), 10.25%, 02/15/2027(b)	34,000	38,839

Residential REITs–0.89%
Camden Property Trust, 2.80%, 05/15/2030	1,458,000	1,597,406

Essex Portfolio L.P.,
3.63%, 08/15/2022	3,441,000	3,625,396

1.65%, 01/15/2031	1,761,000	1,712,704

2.65%, 09/01/2050	3,139,000	2,917,533

Mid-America Apartments L.P., 1.70%, 02/15/2031	1,395,000	1,374,395

Spirit Realty L.P.,
4.00%, 07/15/2029	1,711,000	1,793,269

3.40%, 01/15/2030	5,071,000	5,051,600

UDR, Inc., 3.00%, 08/15/2031	2,730,000	2,996,768

		21,069,071

Restaurants–0.22%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	489,000	502,988

Aramark Services, Inc., 5.00%, 04/01/2025(b)	215,000	217,798

IRB Holding Corp., 6.75%, 02/15/2026(b)	239,000	243,457

Starbucks Corp., 4.45%, 08/15/2049	3,461,000	4,204,251

		5,168,494

Retail REITs–1.12%
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	2,946,000	3,165,805

Kimco Realty Corp.,
1.90%, 03/01/2028	4,402,000	4,337,387

2.70%, 10/01/2030	2,522,000	2,583,979

Realty Income Corp., 3.25%, 01/15/2031	3,236,000	3,602,172

Regency Centers L.P., 4.13%, 03/15/2028	2,290,000	2,553,922

Retail Properties of America, Inc., 4.75%, 09/15/2030	2,698,000	2,675,992

Simon Property Group L.P.,
3.50%, 09/01/2025	1,188,000	1,306,991

2.65%, 07/15/2030	3,516,000	3,528,384

3.80%, 07/15/2050	2,619,000	2,715,559

		26,470,191

Security & Alarm Services–0.02%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	201,000	209,231

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/2026(b)	240,000	265,732

		474,963

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Corporate Bond Fund

	Principal Amount	Value

Semiconductor Equipment–0.08%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands), 3.40%, 05/01/2030(b)	$1,769,000	$1,962,467

Semiconductors–1.91%
Analog Devices, Inc.,
3.13%, 12/05/2023	2,313,000	2,495,103

2.95%, 04/01/2025	1,380,000	1,512,527

Broadcom Corp./Broadcom Cayman Finance Ltd.,
3.88%, 01/15/2027	5,702,000	6,323,779

3.50%, 01/15/2028	6,453,000	6,993,595

Broadcom, Inc.,
4.70%, 04/15/2025	475,000	543,161

5.00%, 04/15/2030	4,626,000	5,506,533

4.30%, 11/15/2032	4,525,000	5,228,319

Micron Technology, Inc.,
4.98%, 02/06/2026	1,945,000	2,269,679

4.19%, 02/15/2027	6,229,000	7,143,081

NXP B.V./NXP Funding LLC (Netherlands), 3.88%, 09/01/2022(b)	6,859,000	7,279,400

		45,295,177

Soft Drinks–0.86%
Coca-Cola Co. (The),
2.60%, 06/01/2050	4,042,000	4,108,494

2.75%, 06/01/2060	2,739,000	2,765,507

Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	3,205,000	3,211,282

Fomento Economico Mexicano, S.A.B. de C.V. (Mexico), 3.50%, 01/16/2050	9,464,000	10,115,996

Keurig Dr Pepper, Inc., 4.60%, 05/25/2028	250,000	302,442

		20,503,721

Sovereign Debt–0.81%
Abu Dhabi Government International Bond (United Arab Emirates), 3.88%, 04/16/2050(b)	2,515,000	3,073,597

Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	8,000,000	8,630,232

Saudi Government International Bond (Saudi Arabia), 3.75%, 01/21/2055(b)	6,865,000	7,479,417

		19,183,246

Specialized Consumer Services–0.03%
ServiceMaster Co. LLC (The),
5.13%, 11/15/2024(b)	235,000	240,312

7.45%, 08/15/2027	463,000	504,582

		744,894

Specialized Finance–0.54%
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan), 3.64%, 04/13/2025(b)	6,132,000	6,728,696

National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/2030	5,582,000	6,110,344

		12,839,040

	Principal Amount	Value

Specialized REITs–0.92%
Agree L.P., 2.90%, 10/01/2030	$1,143,000	$1,174,991

American Tower Corp., 3.10%, 06/15/2050	4,943,000	5,100,240

Crown Castle International Corp.,
4.15%, 07/01/2050	1,215,000	1,431,804

3.25%, 01/15/2051	6,036,000	6,256,689

Equinix, Inc., 3.20%, 11/18/2029	120,000	132,575

GLP Capital L.P./GLP Financing II, Inc., 5.38%, 04/15/2026	247,000	274,570

Iron Mountain, Inc.,
5.25%, 03/15/2028(b)	456,000	480,713

4.88%, 09/15/2029(b)	991,000	1,030,640

5.25%, 07/15/2030(b)	2,553,000	2,714,260

4.50%, 02/15/2031(b)	2,368,000	2,436,080

Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	409,000	276,075

SBA Communications Corp., 4.88%, 09/01/2024	507,000	521,424

		21,830,061

Specialty Chemicals–0.24%
Ashland LLC, 4.75%, 08/15/2022	20,000	21,013

Avient Corp., 5.25%, 03/15/2023	219,000	238,091

Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(b)	4,585,000	4,295,572

Element Solutions, Inc., 5.88%, 12/01/2025(b)	232,000	241,570

GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	349,000	364,202

Sherwin-Williams Co. (The), 2.95%, 08/15/2029	469,000	516,663

		5,677,111

Steel–0.87%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	50,000	55,216

POSCO (South Korea),
2.38%, 01/17/2023(b)	13,785,000	14,137,339

2.50%, 01/17/2025(b)	6,160,000	6,421,878

Steel Dynamics, Inc., 3.25%, 01/15/2031	42,000	45,192

		20,659,625

Systems Software–1.04%
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	191,000	206,161

Microsoft Corp., 2.53%, 06/01/2050	1,786,000	1,876,294

Oracle Corp.,
3.60%, 04/01/2040	3,869,000	4,372,921

3.60%, 04/01/2050	11,650,000	13,049,793

3.85%, 04/01/2060	4,505,000	5,219,938

		24,725,107

Technology Distributors–0.10%
Avnet, Inc., 4.63%, 04/15/2026	2,151,000	2,397,544

CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	80,000	83,101

		2,480,645

Technology Hardware, Storage & Peripherals–0.96%
Apple, Inc., 2.65%, 05/11/2050	4,452,000	4,592,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Corporate Bond Fund

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–(continued)
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	$708,000	$735,817

4.00%, 07/15/2024(b)	3,021,000	3,263,838

5.85%, 07/15/2025(b)	1,195,000	1,403,657

6.02%, 06/15/2026(b)	4,064,000	4,788,020

4.90%, 10/01/2026(b)	1,778,000	2,013,268

8.10%, 07/15/2036(b)	249,000	331,177

8.35%, 07/15/2046(b)	4,240,000	5,726,638

		22,854,591

Textiles–0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	214,000	153,010

Thrifts & Mortgage Finance–0.00%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	67,000	71,156

Tobacco–0.78%
Altria Group, Inc.,
3.80%, 02/14/2024	4,170,000	4,576,071

4.40%, 02/14/2026	6,730,000	7,797,781

4.80%, 02/14/2029	5,066,000	6,062,793

		18,436,645

Trading Companies & Distributors–1.41%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(c)	11,506,000	9,780,100

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
3.50%, 05/26/2022	1,468,000	1,476,350

4.50%, 09/15/2023	3,254,000	3,347,005

Air Lease Corp.,
3.88%, 04/01/2021	3,660,000	3,698,981

3.38%, 06/01/2021	3,865,000	3,913,260

3.00%, 09/15/2023	1,878,000	1,890,168

2.30%, 02/01/2025	300,000	295,703

Aircastle Ltd.,
5.00%, 04/01/2023	534,000	537,256

4.40%, 09/25/2023	3,823,000	3,797,341

BMC East LLC, 5.50%, 10/01/2024(b)	370,000	385,224

BOC Aviation Ltd. (Singapore), 1.41% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(f)	2,446,000	2,412,588

Herc Holdings, Inc., 5.50%, 07/15/2027(b)	245,000	257,250

United Rentals North America, Inc.,
5.88%, 09/15/2026	704,000	750,052

5.50%, 05/15/2027	129,000	138,414

5.25%, 01/15/2030	343,000	381,577

WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	231,000	258,051

		33,319,320

Trucking–1.23%
Aviation Capital Group LLC,
0.94%, (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(f)	1,914,000	1,853,219

4.13%, 08/01/2025(b)	5,346,000	5,163,923

3.50%, 11/01/2027(b)	15,235,000	13,535,212

	Principal Amount	Value

Trucking–(continued)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 10.50%, 05/15/2025(b)	$107,000	$124,505

Penske Truck Leasing Co. L.P./PTL Finance Corp.,
3.90%, 02/01/2024(b)	3,281,000	3,577,938

3.40%, 11/15/2026(b)	405,000	445,115

Ryder System, Inc.,
4.63%, 06/01/2025	3,480,000	4,017,480

2.90%, 12/01/2026	303,000	325,940

		29,043,332

Wireless Telecommunication Services–2.30%
Colombia Telecomunicaciones S.A. ESP (Colombia), 4.95%, 07/17/2030(b)	2,600,000	2,757,950

Digicel Group 0.5 Ltd. (Jamaica), 2.00% PIK Rate, 8.00% Cash Rate, 04/01/2024(h)	102,569	77,952

3.00% PIK Rate, 5.00% Cash Rate, 04/01/2025(b)(h)	33,280	11,981

Conv. 2.00% PIK Rate, 5.00% Cash Rate(b)(d)(h)	5,512	717

Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)	299,000	303,762

Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	330,000	402,712

5.00%, 03/15/2044	4,622,000	6,038,303

4.35%, 05/01/2049	832,000	1,037,071

SoftBank Group Corp. (Japan), 5.13%, 09/19/2027(b)	267,000	281,638

Sprint Capital Corp.,
6.88%, 11/15/2028	378,000	484,261

8.75%, 03/15/2032	315,000	476,103

Sprint Corp.,
7.88%, 09/15/2023	414,000	482,310

7.63%, 03/01/2026	389,000	478,987

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, 3.36%, 09/20/2021(b)	5,875,313	5,953,249

4.74%, 03/20/2025(b)	10,966,000	11,933,804

5.15%, 03/20/2028(b)	10,994,000	12,963,685

T-Mobile USA, Inc.,
6.50%, 01/15/2026	1,352,000	1,417,065

4.50%, 04/15/2050(b)	2,695,000	3,298,626

VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	5,446,000	5,672,363

Vodafone Group PLC (United Kingdom), 7.00%, 04/04/2079(c)	285,000	343,125

		54,415,664

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,051,840,534)		2,187,185,458

U.S. Treasury Securities–3.54%
U.S. Treasury Bills–0.76%
0.10% - 0.40%, 09/03/2020(i)(j)	6,785,000	6,784,939

0.10% - 0.12%, 02/04/2021(i)(j)(k)	11,115,000	11,110,183

		17,895,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Corporate Bond Fund

	Principal Amount		Value

U.S. Treasury Bonds–1.09%
1.13%, 08/15/2040		$1,038,800	$1,015,508

2.00%, 02/15/2050		188,400	212,083

1.25%, 05/15/2050		26,211,500	24,726,864

			25,954,455

U.S. Treasury Notes–1.69%
0.25%, 08/31/2025		5,578,800	5,573,352

0.50%, 08/31/2027		6,575,500	6,579,096

0.63%, 08/15/2030		28,143,900	27,913,032

			40,065,480

Total U.S. Treasury Securities (Cost $84,657,150)			83,915,057

	Shares
Preferred Stocks–1.46%
Diversified Banks–0.85%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.		100	149,503

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.		14,554	20,091,797

			20,241,300

Investment Banking & Brokerage–0.50%
Morgan Stanley, 7.13%, Series E, Pfd.(c)		265,000	7,642,600

Morgan Stanley, 6.88%, Series F, Pfd.(c)		150,000	4,231,500

			11,874,100

Regional Banks–0.11%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(c)		95,000	2,521,300

Total Preferred Stocks (Cost $31,500,112)			34,636,700

	Principal Amount
Asset-Backed Securities–0.87%
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)		$4,243,847	4,345,551

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)		10,916,145	11,676,500

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)		4,436,250	4,681,841

Total Asset-Backed Securities (Cost $19,748,642)			20,703,892

Non-U.S. Dollar Denominated Bonds & Notes–0.51%(l)
Construction & Engineering–0.00%
Sarens Finance Co. N.V. (Belgium), 5.75%, 02/21/2027(b)	EUR	130,000	133,691

Diversified Banks–0.01%
Erste Group Bank AG (Austria), 6.50%(b)(c)(d)	EUR	200,000	256,210

Food Retail–0.01%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	200,000	252,892

Integrated Telecommunication Services–0.22%
AT&T, Inc., Series B, 2.88%(c)(d)	EUR	4,400,000	5,156,380

Movies & Entertainment–0.15%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	2,600,000	3,494,167

	Principal Amount		Value

Sovereign Debt–0.12%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2030(b)	EUR	2,765,000	$2,858,666

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,356,544)			12,152,006

Variable Rate Senior Loan Interests–0.46%(m)
Diversified REITs–0.46%
Asterix, Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Cost $10,561,658)(n)		$14,121,993	10,826,843

	Shares
Exchange-Traded Funds–0.25%
Invesco Total Return Bond ETF (Cost $ 5,830,000)(o)		100,000	5,803,000

	Principal Amount
Municipal Obligations–0.20%
Florida Development Finance Corp. (Palm Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%, 05/15/2024(b)		$735,000	730,965

Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(n)(p)		360,000	3,600

Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(n)(p)		350,000	230,730

Maryland (State of) Health & Higher Educational Facilities Authority (University of MD Medical System),
Series 2020 D, Ref. RB, 3.05%, 07/01/2040		1,495,000	1,562,604

Series 2020 D, Ref. RB, 3.20%, 07/01/2050		2,035,000	2,163,449

Total Municipal Obligations (Cost $4,586,516)			4,691,348

	Shares
Money Market Funds–0.02%
Invesco Liquid Assets Portfolio, Institutional Class, 0.12% (Cost $582,857)(o)(q)		582,741	583,091

Options Purchased–0.13% (Cost $2,638,001)(r)			$3,160,148

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.70% (Cost $2,223,302,014)			2,363,657,543

	Shares
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.08%
Invesco Private Government Fund, 0.03%(o)(q)(s)		1,416,030	1,416,030

Invesco Private Prime Fund, 0.14%(o)(q)(s)		471,916	472,010

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,888,040)			1,888,040

TOTAL INVESTMENTS IN SECURITIES-99.78% (Cost $2,225,190,054)			2,365,545,583

OTHER ASSETS LESS LIABILITIES–0.22%			5,191,606

NET ASSETS-100.00%			$2,370,737,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Corporate Bond Fund

Investment Abbreviations:

Conv.	- Convertible
ETF	- Exchange-Traded Fund
EUR	- Euro
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
Ref.	- Refunding
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $696,673,813, which represented 29.39% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $409,575, which represented less than 1% of the Fund’s Net Assets.

(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(g)	All or a portion of this security was out on loan at August 31, 2020.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1N.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Total Return Bond ETF	$-	$5,830,000	$-	$(27,000)	$-	$5,803,000	$10,537
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	23,166,314	166,487,271	(189,653,585)	-	-	-	18,097
Invesco Liquid Assets Portfolio, Institutional Class	14,693,899	128,506,975	(142,606,731)	(1,175)	(9,877)	583,091	28,038
Invesco Treasury Portfolio, Institutional Class	26,475,788	190,271,166	(216,746,954)	-	-	-	19,221
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	19,697,519	(18,281,489)	-	-	1,416,030	319*
Invesco Private Prime Fund	-	4,968,397	(4,496,387)	-	-	472,010	243*
Total	$64,336,001	$515,761,328	$(571,785,146)	$(28,175)	$(9,877)	$8,274,131	$76,455

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	Zero coupon bond issued at a discount.
(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(r)	The table below details options purchased.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Corporate Bond Fund

Open Exchange-Traded Equity Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk

Amazon.com, Inc.	Call	01/21/2022	2	$3,650.00	$730,000	$112,900

Apple, Inc.	Call	09/17/2021	384	135.00	5,184,000	736,320

Microsoft Corp.	Call	09/17/2021	35	245.00	857,500	86,013

Total Open Exchange-Traded Equity Options Purchased			421			$935,233

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk

S&P 500 Index	Call	09/17/2021	77	$3,525.00	$27,142,500	$2,224,915

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation (Depreciation)

Equity Risk

S&P 500 Index	Call	06/18/2021	10	$3,700.00	$(51,950)	$3,700,000	$(164,700)	$(112,750)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	3,626	December-2020	$801,147,702	$304,461	$304,461

U.S. Treasury 5 Year Notes	893	December-2020	112,545,906	77,719	77,719

U.S. Treasury Long Bonds	197	December-2020	34,616,594	(228,209)	(228,209)

Subtotal-Long Futures Contracts				153,971	153,971

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Notes	230	December-2020	(32,027,500)	(20,253)	(20,253)

U.S. Treasury 10 Year Ultra Notes	1,096	December-2020	(174,743,500)	168,926	168,926

U.S. Treasury Ultra Bonds	675	December-2020	(149,111,719)	1,085,197	1,085,197

Subtotal-Short Futures Contracts				1,233,870	1,233,870

Total Futures Contracts				$1,387,841	$1,387,841

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

11/20/2020	Canadian Imperial Bank of Commerce	GBP	150,888	USD	197,126	$ (4,659)

11/20/2020	Goldman Sachs International	CAD	19,863,000	USD	15,016,897	(214,293)

11/20/2020	Goldman Sachs International	EUR	9,933,788	USD	11,737,356	(137,236)

Total Forward Foreign Currency Contracts						$(356,188)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Corporate Bond Fund

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 34, Version 8	Buy	(5.00)%	Quarterly	06/20/2025	3.645%	USD	100,014,990	$(4,120,843)	$(5,717,957)	$(1,597,113)

(a)

Implied credit spreads represent the current level, as of August 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Investment Abbreviations:

CAD -Canadian Dollar
EUR -Euro
GBP -British Pound Sterling
USD -U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2020

U.S. Dollar Denominated Bonds & Notes	92.26%

U.S. Treasury Securities	3.54

Preferred Stocks	1.46

Security Types Each Less Than 1% of Portfolio	2.29

Money Market Funds Plus Other Assets Less Liabilities	0.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Corporate Bond Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $2,216,889,157)*	$2,357,271,452

Investments in affiliates, at value (Cost $8,300,897)	8,274,131

Foreign currencies, at value (Cost $4,710,886)	4,733,338

Receivable for:
Investments sold	37,017,936

Fund shares sold	3,297,611

Dividends	274,935

Interest	19,780,079

Investments matured, at value (Cost $38,624)	9,165

Investment for trustee deferred compensation and retirement plans	225,762

Other assets	163,260

Total assets	2,431,047,669

Liabilities:
Other investments:
Options written, at value (premiums received $51,950)	164,700

Variation margin payable - futures contracts	2,165,420

Variation margin payable — centrally cleared swap agreements	138,871

Unrealized depreciation on forward foreign currency contracts outstanding	356,188

Payable for:
Investments purchased	40,365,847

Dividends	979,182

Fund shares reacquired	1,872,190

Amount due custodian	10,788,596

Collateral upon return of securities loaned	1,888,040

Accrued fees to affiliates	897,883

Accrued trustees’ and officers’ fees and benefits	4,529

Accrued other operating expenses	445,750

Trustee deferred compensation and retirement plans	243,284

Total liabilities	60,310,480

Net assets applicable to shares outstanding	$2,370,737,189

Net assets consist of:
Shares of beneficial interest	$2,186,920,115

Distributable earnings	183,817,074

$2,370,737,189

Net Assets:
Class A	$1,262,562,775

Class C	$67,646,940

Class R	$11,738,559

Class Y	$443,581,411

Class R5	$8,375,014

Class R6	$576,832,490

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	159,793,087

Class C	8,493,914

Class R	1,484,839

Class Y	56,020,801

Class R5	1,058,537

Class R6	72,833,978

Class A:
Net asset value per share	$7.90

Maximum offering price per share (Net asset value of $7.90 ÷ 95.75%)	$8.25

Class C: Net asset value and offering price per share	$7.96

Class R: Net asset value and offering price per share	$7.91

Class Y: Net asset value and offering price per share	$7.92

Class R5: Net asset value and offering price per share	$7.91

Class R6: Net asset value and offering price per share	$7.92

*	At August 31, 2020, securities with an aggregate value of $1,836,477 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Corporate Bond Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $787)	$40,606,551

Dividends	987,056

Dividends from affiliates (includes securities lending income of $4,019)	79,912

Total investment income	41,673,519

Expenses:
Advisory fees	3,396,874

Administrative services fees	149,739

Custodian fees	24,974

Distribution fees:
Class A	1,490,311

Class C	316,083

Class R	29,807

Transfer agent fees — A, C, R and Y	1,240,954

Transfer agent fees — R5	4,008

Transfer agent fees — R6	53,806

Trustees’ and officers’ fees and benefits	15,604

Registration and filing fees	75,910

Reports to shareholders	186,609

Professional services fees	32,712

Other	29,538

Total expenses	7,046,929

Less: Fees waived and/or expense offset arrangement(s)	(18,184)

Net expenses	7,028,745

Net investment income	34,644,774

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	27,418,034

Foreign currencies	158,671

Forward foreign currency contracts	(910,716)

Futures contracts	1,954,688

Option contracts written	(1,509,060)

Swap agreements	467,911

27,579,528

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,652,031

Foreign currencies	31,737

Forward foreign currency contracts	(341,027)

Futures contracts	(561,925)

Option contracts written	517,704

Swap agreements	(3,685,050)

(2,386,530)

Net realized and unrealized gain	25,192,998

Net increase in net assets resulting from operations	$59,837,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31, 2020	February 29, 2020

Operations:
Net investment income	$34,644,774	$61,627,455

Net realized gain	27,579,528	41,272,185

Change in net unrealized appreciation (depreciation)	(2,386,530)	152,321,122

Net increase in net assets resulting from operations	59,837,772	255,220,762

Distributions to shareholders from distributable earnings:
Class A	(19,541,367)	(39,207,717)

Class C	(846,838)	(1,423,644)

Class R	(180,698)	(314,228)

Class Y	(6,219,101)	(7,404,773)

Class R5	(143,037)	(299,295)

Class R6	(9,906,294)	(18,464,031)

Total distributions from distributable earnings	(36,837,335)	(67,113,688)

Share transactions–net:
Class A	25,034,491	142,684,257

Class C	253,434	24,316,590

Class R	(758,756)	4,577,992

Class Y	96,874,599	237,103,282

Class R5	(227,400)	902,229

Class R6	12,233,035	122,588,233

Net increase in net assets resulting from share transactions	133,409,403	532,172,583

Net increase in net assets	156,409,840	720,279,657

Net assets:
Beginning of period	2,214,327,349	1,494,047,692

End of period	$2,370,737,189	$2,214,327,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Corporate Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/20	$7.80	$0.12	$0.10	$0.22	$(0.12)	$–	$(0.12)	$7.90	2.96%		$1,262,563	0.76	%(d)	0.76	%(d)	3.06	%(d)	114%
Year ended 02/29/20	7.02	0.25	0.80	1.05	(0.27)	–	(0.27)	7.80	15.20		1,224,248	0.80		0.80		3.30		192
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65		968,160	0.83		0.83		4.00		145
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68		1,001,173	0.85		0.85		3.58		180
Year ended 02/28/17	6.89	0.26	0.42	0.68	(0.26)	–	(0.26)	7.31	9.97		948,305	0.90		0.90		3.60		212
Year ended 02/29/16	7.40	0.27	(0.52)	(0.25)	(0.26)	–	(0.26)	6.89	(3.37)		873,526	0.90		0.90		3.79		202
Class C
Six months ended 08/31/20	7.87	0.09	0.10	0.19	(0.10)	–	(0.10)	7.96	2.45	(e)	67,647	1.47	(d)(e)	1.47	(d)(e)	2.35	(d)(e)	114
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	–	(0.22)	7.87	14.43		66,662	1.55		1.55		2.55		192
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91	(e)	37,280	1.53	(e)	1.53	(e)	3.30	(e)	145
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07	(e)	82,939	1.58	(e)	1.58	(e)	2.85	(e)	180
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	–	(0.19)	7.36	9.17		85,127	1.65		1.65		2.85		212
Year ended 02/29/16	7.42	0.22	(0.53)	(0.31)	(0.19)	–	(0.19)	6.92	(4.18	)(e)	68,853	1.64	(e)	1.64	(e)	3.05	(e)	202
Class R
Six months ended 08/31/20	7.81	0.11	0.11	0.22	(0.12)	–	(0.12)	7.91	2.83		11,739	1.01	(d)	1.01	(d)	2.81	(d)	114
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	–	(0.25)	7.81	15.06		12,435	1.05		1.05		3.05		192
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30		6,889	1.08		1.08		3.75		145
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57		7,196	1.10		1.10		3.33		180
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	–	(0.24)	7.31	9.70		6,742	1.15		1.15		3.35		212
Year ended 02/29/16	7.40	0.26	(0.52)	(0.26)	(0.25)	–	(0.25)	6.89	(3.62)		6,847	1.15		1.15		3.54		202
Class Y
Six months ended 08/31/20	7.82	0.13	0.10	0.23	(0.13)	–	(0.13)	7.92	3.08		443,581	0.51	(d)	0.51	(d)	3.31	(d)	114
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	–	(0.29)	7.82	15.62		343,580	0.55		0.55		3.55		192
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76		86,657	0.58		0.58		4.25		145
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08		87,895	0.60		0.60		3.83		180
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	–	(0.28)	7.32	10.23		235,464	0.65		0.65		3.85		212
Year ended 02/29/16	7.41	0.29	(0.52)	(0.23)	(0.28)	–	(0.28)	6.90	(3.11)		26,500	0.65		0.65		4.04		202
Class R5
Six months ended 08/31/20	7.81	0.13	0.11	0.24	(0.14)	–	(0.14)	7.91	3.11		8,375	0.46	(d)	0.46	(d)	3.36	(d)	114
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	–	(0.29)	7.81	15.55		8,537	0.49		0.49		3.61		192
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00		6,841	0.49		0.49		4.34		145
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16		3,829	0.53		0.53		3.90		180
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	–	(0.29)	7.31	10.34		5,222	0.56		0.56		3.94		212
Year ended 02/29/16	7.40	0.29	(0.51)	(0.22)	(0.29)	–	(0.29)	6.89	(2.98)		4,547	0.54		0.54		4.15		202
Class R6
Six months ended 08/31/20	7.82	0.13	0.11	0.24	(0.14)	–	(0.14)	7.92	3.15		576,832	0.38	(d)	0.38	(d)	3.44	(d)	114
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	–	(0.30)	7.82	15.62		558,866	0.41		0.41		3.69		192
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01		388,221	0.43		0.43		4.40		145
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25		413,844	0.44		0.44		3.99		180
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	–	(0.29)	7.32	10.43		29,232	0.47		0.47		4.03		212
Year ended 02/29/16	7.40	0.30	(0.50)	(0.20)	(0.30)	–	(0.30)	6.90	(2.80)		22,567	0.46		0.46		4.23		202

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $1,186,039, $65,554, $11,838, $354,838, $7,955 and $538,942 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.96% for the six months ended August 31, 2020 and 0.95%, 0.98% and 0.99% for the years ended February 28, 2019, February 28, 2018 and February 29, 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Corporate Bond Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

28                         Invesco Corporate Bond Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

29                         Invesco Corporate Bond Fund

amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM.

30                         Invesco Corporate Bond Fund

Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Risk – The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

P.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral–To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

31                         Invesco Corporate Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.420%

Next $750 million	0.350%

Over $1.25 billion	0.220%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.31%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $16,579.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets and 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $79,846 in front-end sales commissions from the sale of Class A shares and $13,105 and $3,572 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

32                         Invesco Corporate Bond Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,187,185,458	$–	$2,187,185,458

U.S. Treasury Securities	–	83,915,057	–	83,915,057

Preferred Stocks	34,636,700	–	–	34,636,700

Asset-Backed Securities	–	20,703,892	–	20,703,892

Non-U.S. Dollar Denominated Bonds & Notes	–	12,152,006	–	12,152,006

Variable Rate Senior Loan Interests	–	–	10,826,843	10,826,843

Exchange-Traded Funds	5,803,000	–	–	5,803,000

Municipal Obligations	–	4,457,018	234,330	4,691,348

Money Market Funds	583,091	1,888,040	–	2,471,131

Options Purchased	3,160,148	–	–	3,160,148

Total Investments in Securities	44,182,939	2,310,301,471	11,061,173	2,365,545,583

Other Investments - Assets*

Investments Matured	–	9,165	–	9,165

Futures Contracts	1,636,303	–	–	1,636,303

	1,636,303	9,165	–	1,645,468

Other Investments - Liabilities*

Futures Contracts	(248,462)	–	–	(248,462)

Forward Foreign Currency Contracts	–	(356,188)	–	(356,188)

Options Written	(164,700)	–	–	(164,700)

Swap Agreements	–	(1,597,113)	–	(1,597,113)

	(413,162)	(1,953,301)	–	(2,366,463)

Total Other Investments	1,223,141	(1,944,136)	–	(720,995)

Total Investments	$45,406,080	$2,308,357,335	$11,061,173	$2,364,824,588

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured and options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$-	$1,636,303	$1,636,303

Options purchased, at value – Exchange-Traded	-	-	3,160,148	-	3,160,148

Total Derivative Assets	-	-	3,160,148	1,636,303	4,796,451

Derivatives not subject to master netting agreements	-	-	(3,160,148)	(1,636,303)	(4,796,451)

Total Derivative Assets subject to master netting agreements	$-	$-	$-	$-	$-

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$-	$(248,462)	$(248,462)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(1,597,113)	-	-	-	(1,597,113)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(356,188)	-	-	(356,188)

Options written, at value – Exchange-Traded	-	-	(164,700)	-	(164,700)

Total Derivative Liabilities	(1,597,113)	(356,188)	(164,700)	(248,462)	(2,366,463)

Derivatives not subject to master netting agreements	1,597,113	-	164,700	248,462	2,010,275

Total Derivative Liabilities subject to master netting agreements	$-	$(356,188)	$-	$-	$(356,188)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

33                         Invesco Corporate Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$–	$ (4,659)	$ (4,659)	$–	$–	$ (4,659)

Goldman Sachs International	–	(351,529)	(351,529)	–	–	(351,529)

Total	$–	$(356,188)	$(356,188)	$–	$–	$(356,188)

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(910,716)	$-	$-	$(910,716)

Futures contracts	-	-	-	1,954,688	1,954,688

Options purchased(a)	-	-	4,178,541	-	4,178,541

Options written	(1,727,864)	-	218,804	-	(1,509,060)

Swap agreements	467,911	-	-	-	467,911

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(341,027)	-	-	(341,027)

Futures contracts	-	-	-	(561,925)	(561,925)

Options purchased(a)	-	-	819,436	-	819,436

Options written	630,454	-	(112,750)	-	517,704

Swap agreements	(3,685,050)	-	-	-	(3,685,050)

Total	$(4,314,549)	$(1,251,743)	$5,104,031	$1,392,763	$930,502

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swap Agreements

Average notional value	$26,056,351	$950,275,233	$2,889,917	$25,775,000	$179,775	$13,830,000	$100,014,990

Average Contracts	–	–	145	81	12	42	–

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,605.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

34                         Invesco Corporate Bond Fund

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 29, 2020.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $1,361,547,000 and $1,135,443,469, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,265,698,593 and $1,308,228,792, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$157,472,679

Aggregate unrealized (depreciation) of investments	(25,482,033)

Net unrealized appreciation of investments	$131,990,646

Cost of investments for tax purposes is $ 2,232,833,942.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended August 31, 2020(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	20,776,614	$158,444,974	35,473,678	$265,742,466

Class C	1,784,793	13,583,140	4,995,520	37,734,235

Class R	478,400	3,622,959	846,111	6,311,286

Class Y	38,015,980	288,633,271	36,561,873	274,343,654

Class R5	264,765	1,990,481	240,168	1,800,871

Class R6	10,464,097	79,356,810	24,644,498	184,754,126

Issued as reinvestment of dividends:
Class A	2,210,522	16,777,906	4,531,180	33,863,830

Class C	84,828	648,717	144,917	1,094,634

Class R	23,296	176,512	41,726	312,904

Class Y	560,744	4,297,192	704,707	5,325,759

Class R5	18,776	142,558	39,872	298,388

Class R6	1,192,003	9,068,830	2,262,580	16,973,096

Automatic conversion of Class C shares to Class A shares:
Class A	453,510	3,549,584	430,893	3,202,034

Class C	(449,650)	(3,549,584)	(427,339)	(3,202,034)

Reacquired:
Class A	(20,557,568)	(153,737,973)	(21,473,851)	(160,124,073)

Class C	(1,401,089)	(10,428,839)	(1,503,420)	(11,310,245)

Class R	(609,703)	(4,558,227)	(276,033)	(2,046,198)

Class Y	(26,490,733)	(196,055,864)	(5,650,686)	(42,566,131)

Class R5	(317,650)	(2,360,439)	(160,791)	(1,197,030)

Class R6	(10,280,249)	(76,192,605)	(10,627,583)	(79,138,989)

Net increase (decrease) in share activity	16,221,686	$133,409,403	70,798,020	$532,172,583

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35                         Invesco Corporate Bond Fund

NOTE 11—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

36                         Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,029.60	$3.89	$1,021.37	$3.87	0.76%
Class C	1,000.00	1,024.50	7.50	1,017.80	7.48	1.47
Class R	1,000.00	1,028.30	5.16	1,020.11	5.14	1.01
Class Y	1,000.00	1,030.80	2.61	1,022.63	2.60	0.51
Class R5	1,000.00	1,031.10	2.35	1,022.89	2.35	0.46
Class R6	1,000.00	1,031.50	1.95	1,023.29	1.94	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

37                         Invesco Corporate Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Corporate Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Credit Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the

38                         Invesco Corporate Bond Fund

Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

39                         Invesco Corporate Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxy guidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco Global Real Estate Fund
Nasdaq:
A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Global Real Estate Fund

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.80%
Class C Shares	-10.21
Class R Shares	-9.94
Class Y Shares	-9.75
Class R5 Shares	-9.73
Class R6 Shares	-9.68
MSCI World Index▼ (Broad Market Index)	15.77
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	-10.39
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	-6.44

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

The MSCI World Index (Net) is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

     The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; and the FTSE/EPRA NAREIT Global Index (net) thereafter. The FTSE EPRA/NAREIT Developed Index is considered representative of global real estate companies and REITs. The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for non-resident investors.

    The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.17%
10 Years	4.92
5 Years	1.73
1 Year	-16.78

Class C Shares
Inception (4/29/05)	4.06%
10 Years	4.70
5 Years	2.09
1 Year	-13.45

Class R Shares
Inception (4/29/05)	4.29%
10 Years	5.22
5 Years	2.61
1 Year	-12.18

Class Y Shares
Inception (10/3/08)	5.16%
10 Years	5.75
5 Years	3.12
1 Year	-11.75

Class R5 Shares
Inception (4/29/05)	5.04%
10 Years	5.99
5 Years	3.27
1 Year	-11.70

Class R6 Shares
10 Years	5.93%
5 Years	3.35
1 Year	-11.61

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Global Real Estate Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5	Invesco Global Real Estate Fund

Schedule of Investments

August 31, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-98.97%
Australia-3.04%
Charter Hall Long Wale REIT	939,315	$3,405,544
Dexus	997,077	6,427,849
Scentre Group	5,047,285	8,225,443
		18,058,836

Belgium-1.09%
Cofinimmo S.A.	26,325	3,857,778
Montea C.V.A	22,026	2,612,062
		6,469,840

Brazil-0.51%
BR Properties S.A.	325,907	544,913
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	548,204	2,412,558
MRV Engenharia e Participacoes S.A.	24,083	78,995
		3,036,466

Canada-2.47%
Allied Properties REIT	185,192	5,224,875
Canadian Apartment Properties REIT	177,870	6,136,505
Killam Apartment REIT	252,160	3,356,076
		14,717,456

China-6.67%
China Resources Land Ltd.	2,013,377	9,224,441
China SCE Group Holdings Ltd.	2,360,000	1,225,366
CIFI Holdings Group Co. Ltd.	6,700,000	5,687,047
Country Garden Holdings Co. Ltd.	2,402,000	2,951,052
Longfor Group Holdings Ltd.(a)	2,377,000	12,547,641
Shimao Group Holdings Ltd.	1,434,000	6,435,052
Yuexiu Property Co. Ltd.	8,486,000	1,616,642
		39,687,241

France-2.25%
Covivio	41,088	3,042,748
Gecina S.A.	50,697	6,966,352
Unibail-Rodamco-Westfield	72,880	3,405,799
		13,414,899

Germany-6.97%
Deutsche Wohnen SE	120,780	6,428,524
Grand City Properties S.A.	205,736	5,282,053
Vonovia SE	415,202	29,727,991
		41,438,568

Hong Kong-6.01%
Hang Lung Properties Ltd.	3,175,000	8,922,102
Link REIT	377,800	2,978,553
New World Development Co. Ltd.	346,700	1,793,720
Sun Hung Kai Properties Ltd.	997,600	13,289,473
Swire Properties Ltd.	2,154,400	5,826,189
Wharf Holdings Ltd. (The)	1,517,000	2,950,714
		35,760,751

India-0.21%
DLF Ltd.	575,475	1,234,664

	Shares	Value
Indonesia-0.20%
PT Pakuwon Jati Tbk	42,538,000	$1,189,374

Japan-10.18%
Activia Properties, Inc.	1,467	5,505,888
GLP J-REIT	4,081	6,294,975
Japan Prime Realty Investment Corp.	1,932	5,828,382
Japan Retail Fund Investment Corp.	3,990	6,004,408
LaSalle Logiport REIT	2,818	4,727,542
Mitsui Fudosan Co. Ltd.	494,800	8,942,295
Mitsui Fudosan Logistics Park, Inc.	960	4,792,750
ORIX JREIT, Inc.	4,322	6,416,634
Sumitomo Realty & Development Co. Ltd.	280,200	8,253,620
Tokyu Fudosan Holdings Corp.	885,200	3,796,711
		60,563,205

Malta-0.00%
BGP Holdings PLC (Acquired 08/06/2009; Cost $0)(a)(b)(c)	9,888,325	0

Mexico-0.34%
Macquarie Mexico Real Estate Management S.A. de C.V.(a)	1,741,300	2,023,639

Philippines-0.82%
Ayala Land, Inc.	3,699,200	2,187,276
Megaworld Corp.	44,880,200	2,690,143
		4,877,419

Singapore-3.29%
Ascendas India Trust	1,845,600	1,809,209
Ascendas REIT	2,870,200	6,974,912
CapitaLand Ltd.	3,103,100	6,286,412
Keppel DC REIT	1,349,400	2,886,111
Mapletree Industrial Trust	728,500	1,628,331
		19,584,975

South Africa-0.23%
Growthpoint Properties Ltd.	1,641,021	1,178,803
SA Corporate Real Estate Ltd.	3,397,340	211,992
		1,390,795

Spain-0.89%
Merlin Properties SOCIMI S.A.	589,883	5,316,861

Sweden-1.45%
Fabege AB	333,028	4,058,815
Wihlborgs Fastigheter AB	285,022	4,559,514
		8,618,329

Thailand-0.61%
Central Pattana PCL, Foreign Shares	1,122,500	1,689,343
WHA Corp. PCL, Foreign Shares	18,769,700	1,920,829
		3,610,172

United Kingdom-3.87%
Assura PLC	3,690,835	3,996,316
GCP Student Living PLC	970,845	1,790,933
Land Securities Group PLC	873,072	6,746,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Global Real Estate Fund

	Shares	Value
United Kingdom-(continued)
Segro PLC	184,638	$2,351,652
Tritax Big Box REIT PLC	3,206,160	6,677,330
Workspace Group PLC	194,566	1,465,585
		23,028,700

United States-47.87%
Agree Realty Corp.	30,101	2,014,359
Alexandria Real Estate Equities, Inc.	93,772	15,789,329
American Assets Trust, Inc.	108,221	2,765,047
American Tower Corp.	39,331	9,799,319
Americold Realty Trust	85,597	3,282,645
Apartment Investment & Management Co., Class A	132,917	4,789,000
Apple Hospitality REIT, Inc.	472,793	4,808,305
Brandywine Realty Trust	374,434	4,167,450
CubeSmart	96,149	3,040,231
CyrusOne, Inc.	140,653	11,748,745
Digital Realty Trust, Inc.	19,154	2,981,320
Duke Realty Corp.	384,674	14,829,183
Equity LifeStyle Properties, Inc.	43,412	2,877,782
Equity Residential	340,626	19,228,338
Essential Properties Realty Trust, Inc.	263,636	4,473,903
Extra Space Storage, Inc.	44,592	4,751,278
First Industrial Realty Trust, Inc.	101,451	4,326,885
Gaming and Leisure Properties, Inc.	178,686	6,495,236
Healthcare Realty Trust, Inc.	205,826	5,938,080
Healthcare Trust of America, Inc., Class A	239,416	6,318,188
Healthpeak Properties, Inc.	525,406	14,522,222
Host Hotels & Resorts, Inc.	644,058	7,232,771
Invitation Homes, Inc.	643,609	18,426,526
Kimco Realty Corp.	173,152	2,076,092
National Retail Properties, Inc.	260,245	9,223,083

	Shares	Value
United States-(continued)
NETSTREIT Corp.	73,836	$1,354,152
Prologis, Inc.	33,334	3,395,401
QTS Realty Trust, Inc., Class A	88,381	5,993,999
Realty Income Corp.	94,301	5,849,491
Regency Centers Corp.	215,728	8,566,559
Retail Opportunity Investments Corp.	548,300	6,102,579
Rexford Industrial Realty, Inc.	146,380	7,023,312
Sabra Health Care REIT, Inc.	352,329	5,225,039
STAG Industrial, Inc.	209,220	6,757,806
Sun Communities, Inc.	46,715	6,964,272
UDR, Inc.	356,954	12,425,569
Ventas, Inc.	38,744	1,596,640
VEREIT, Inc.	1,529,410	10,277,635
VICI Properties, Inc.	586,799	13,109,090
Weyerhaeuser Co.	138,362	4,193,752
		284,740,613
Total Common Stocks & Other Equity Interests (Cost $543,658,290)		588,762,803

Money Market Funds-0.65%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	1,334,357	1,334,357
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(d)(e)	981,538	982,127
Invesco Treasury Portfolio, Institutional Class, 0.02%(d)(e)	1,524,980	1,524,980
Total Money Market Funds (Cost $3,841,423)		3,841,464
TOTAL INVESTMENTS IN SECURITIES-99.62% (Cost $547,499,713)		592,604,267
OTHER ASSETS LESS LIABILITIES-0.38%		2,256,721
NET ASSETS-100.00%		$594,860,988

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $14,571,280, which represented 2.45% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,763,063	$26,993,662	$(28,422,368)	$-	$-	$1,334,357	$(277)
Invesco Liquid Assets Portfolio, Institutional Class	1,973,814	19,378,445	(20,372,771)	(254)	2,893	982,127	4,672
Invesco Treasury Portfolio, Institutional Class	3,157,786	30,849,900	(32,482,706)	-	-	1,524,980	2,897
Total	$7,894,663	$77,222,007	$(81,277,845)	$(254)	$2,893	$3,841,464	$7,292

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Global Real Estate Fund

Portfolio Composition

By country, based on Net Assets

as of August 31, 2020

United States	47.87%
Japan	10.18
Germany	6.97
China	6.67
Hong Kong	6.01
United Kingdom	3.87
Singapore	3.29
Australia	3.04
Canada	2.47
France	2.25
Countries each less than 2% of portfolio	6.35
Money Market Funds Plus Other Assets Less Liabilities	1.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Real Estate Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $543,658,290)	$588,762,803
Investments in affiliated money market funds, at value (Cost $3,841,423)	3,841,464
Foreign currencies, at value (Cost $1,333,941)	1,335,137
Receivable for:
Investments sold	10,982,618
Fund shares sold	283,671
Dividends	1,229,448
Investment for trustee deferred compensation and retirement plans	165,951
Other assets	76,740
Total assets	606,677,832

Liabilities:
Payable for:
Investments purchased	10,046,511
Fund shares reacquired	1,088,048
Accrued foreign taxes	62,163
Accrued fees to affiliates	234,200
Accrued trustees’ and officers’ fees and benefits	4,074
Accrued other operating expenses	201,506
Trustee deferred compensation and retirement plans	180,342
Total liabilities	11,816,844
Net assets applicable to shares outstanding	$594,860,988

Net assets consist of:
Shares of beneficial interest	$593,925,887
Distributable earnings	935,101
$594,860,988

Net Assets:
Class A	$114,647,085
Class C	$8,169,822
Class R	$22,027,362
Class Y	$123,908,500
Class R5	$138,018,055
Class R6	$188,090,164

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,018,673
Class C	784,596
Class R	2,117,978
Class Y	11,913,530
Class R5	13,316,625
Class R6	18,150,550
Class A:
Net asset value per share	$10.40
Maximum offering price per share (Net asset value of $10.40 ÷ 94.50%)	$11.01
Class C:
Net asset value and offering price per share	$10.41
Class R:
Net asset value and offering price per share	$10.40
Class Y:
Net asset value and offering price per share	$10.40
Class R5:
Net asset value and offering price per share	$10.36
Class R6:
Net asset value and offering price per share	$10.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Real Estate Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $409,576)	$9,477,118
Dividends from affiliated money market funds	7,292
Total investment income	9,484,410

Expenses:
Advisory fees	2,181,971
Administrative services fees	46,553
Custodian fees	64,342
Distribution fees:
Class A	143,660
Class C	45,074
Class R	52,100
Transfer agent fees – A, C, R and Y	297,518
Transfer agent fees – R5	67,380
Transfer agent fees – R6	10,150
Trustees’ and officers’ fees and benefits	11,046
Registration and filing fees	44,680
Reports to shareholders	58,185
Professional services fees	28,385
Other	20,646
Total expenses	3,071,690
Less: Fees waived and/or expense offset arrangement(s)	(3,879)
Net expenses	3,067,811
Net investment income	6,416,599

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $4,944)	(32,814,896)
Foreign currencies	36,111
(32,778,785)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $62,093)	(43,165,428)
Foreign currencies	11,999
(43,153,429)
Net realized and unrealized gain (loss)	(75,932,214)
Net increase (decrease) in net assets resulting from operations	$(69,515,615)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31, 2020	February 29, 2020
Operations:
Net investment income	$6,416,599	$16,811,136
Net realized gain (loss)	(32,778,785)	69,996,970
Change in net unrealized appreciation (depreciation)	(43,153,429)	(55,352,123)
Net increase (decrease) in net assets resulting from operations	(69,515,615)	31,455,983

Distributions to shareholders from distributable earnings:
Class A	(982,194)	(16,229,157)
Class C	(41,570)	(1,318,000)
Class R	(140,586)	(2,418,883)
Class Y	(1,275,297)	(20,721,453)
Class R5	(1,407,104)	(19,388,296)
Class R6	(1,872,902)	(23,170,603)
Total distributions from distributable earnings	(5,719,653)	(83,246,392)

Share transactions-net:
Class A	(12,762,312)	(35,816)
Class C	(2,454,870)	(1,640,150)
Class R	1,666,331	(67,751)
Class Y	(22,791,956)	(13,153,212)
Class R5	(7,979,120)	(33,727,538)
Class R6	6,439,249	7,961,247
Net increase (decrease) in net assets resulting from share transactions	(37,882,678)	(40,663,220)
Net increase (decrease) in net assets	(113,117,946)	(92,453,629)

Net assets:
Beginning of period	707,978,934	800,432,563
End of period	$594,860,988	$707,978,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/20	$11.65	$0.09		$(1.26)	$(1.17)	$(0.08)	$–	$(0.08)	$10.40	(9.89)%	$114,647	1.31	%(d)	1.31	%(d)	1.92	%(d)	84%
Year ended 02/29/20	12.59	0.24		0.22	0.46	(0.54)	(0.86)	(1.40)	11.65	3.20	143,448	1.27		1.27		1.87		60
Year ended 02/28/19	12.76	0.29		0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26		1.26		2.26		47
Year ended 02/28/18	12.83	0.30	(e)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27		1.27		2.31	(e)	51
Year ended 02/28/17	11.94	0.20		1.16	1.36	(0.47)	–	(0.47)	12.83	11.54	221,942	1.36		1.36		1.54		57
Year ended 02/29/16	13.51	0.19		(1.53)	(1.34)	(0.23)	–	(0.23)	11.94	(10.00)	254,298	1.43		1.43		1.47		84
Class C
Six months ended 08/31/20	11.65	0.06		(1.26)	(1.20)	(0.04)	–	(0.04)	10.41	(10.21)	8,170	2.06	(d)	2.06	(d)	1.17	(d)	84
Year ended 02/29/20	12.59	0.15		0.21	0.36	(0.44)	(0.86)	(1.30)	11.65	2.43	12,169	2.02		2.02		1.12		60
Year ended 02/28/19	12.75	0.20		0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01		2.01		1.51		47
Year ended 02/28/18	12.83	0.21	(e)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02		2.02		1.56	(e)	51
Year ended 02/28/17	11.95	0.10		1.16	1.26	(0.38)	–	(0.38)	12.83	10.62	33,299	2.11		2.11		0.79		57
Year ended 02/29/16	13.52	0.09		(1.53)	(1.44)	(0.13)	–	(0.13)	11.95	(10.67)	36,419	2.18		2.18		0.72		84
Class R
Six months ended 08/31/20	11.64	0.08		(1.25)	(1.17)	(0.07)	–	(0.07)	10.40	(9.94)	22,027	1.56	(d)	1.56	(d)	1.67	(d)	84
Year ended 02/29/20	12.58	0.21		0.21	0.42	(0.50)	(0.86)	(1.36)	11.64	2.94	22,293	1.52		1.52		1.62		60
Year ended 02/28/19	12.75	0.26		0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51		1.51		2.01		47
Year ended 02/28/18	12.83	0.27	(e)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52		1.52		2.06	(e)	51
Year ended 02/28/17	11.95	0.17		1.15	1.32	(0.44)	–	(0.44)	12.83	11.17	19,718	1.61		1.61		1.29		57
Year ended 02/29/16	13.52	0.16		(1.53)	(1.37)	(0.20)	–	(0.20)	11.95	(10.22)	17,999	1.68		1.68		1.22		84
Class Y
Six months ended 08/31/20	11.65	0.11		(1.26)	(1.15)	(0.10)	–	(0.10)	10.40	(9.75)	123,909	1.06	(d)	1.06	(d)	2.17	(d)	84
Year ended 02/29/20	12.59	0.28		0.21	0.49	(0.57)	(0.86)	(1.43)	11.65	3.46	166,069	1.02		1.02		2.12		60
Year ended 02/28/19	12.76	0.33		0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01		1.01		2.51		47
Year ended 02/28/18	12.83	0.34	(e)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02		1.02		2.56	(e)	51
Year ended 02/28/17	11.95	0.23		1.15	1.38	(0.50)	–	(0.50)	12.83	11.72	1,167,799	1.11		1.11		1.79		57
Year ended 02/29/16	13.52	0.22		(1.53)	(1.31)	(0.26)	–	(0.26)	11.95	(9.77)	1,199,430	1.18		1.18		1.72		84
Class R5
Six months ended 08/31/20	11.61	0.11		(1.26)	(1.15)	(0.10)	–	(0.10)	10.36	(9.73)	138,018	0.94	(d)	0.94	(d)	2.29	(d)	84
Year ended 02/29/20	12.55	0.29		0.21	0.50	(0.58)	(0.86)	(1.44)	11.61	3.59	164,048	0.91		0.91		2.23		60
Year ended 02/28/19	12.72	0.34		0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92		0.92		2.60		47
Year ended 02/28/18	12.81	0.35	(e)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93		0.93		2.65	(e)	51
Year ended 02/28/17	11.93	0.26		1.15	1.41	(0.53)	–	(0.53)	12.81	12.00	264,906	0.88		0.88		2.02		57
Year ended 02/29/16	13.49	0.25		(1.52)	(1.27)	(0.29)	–	(0.29)	11.93	(9.47)	296,506	0.91		0.91		1.99		84
Class R6
Six months ended 08/31/20	11.61	0.12		(1.26)	(1.14)	(0.11)	–	(0.11)	10.36	(9.68)	188,090	0.85	(d)	0.85	(d)	2.38	(d)	84
Year ended 02/29/20	12.55	0.30		0.22	0.52	(0.60)	(0.86)	(1.46)	11.61	3.68	199,952	0.82		0.82		2.32		60
Year ended 02/28/19	12.72	0.35		0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83		0.83		2.69		47
Year ended 02/28/18	12.81	0.36	(e)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85		0.85		2.73	(e)	51
Year ended 02/28/17	11.93	0.27		1.15	1.42	(0.54)	–	(0.54)	12.81	12.07	54,547	0.81		0.81		2.09		57
Year ended 02/29/16	13.49	0.26		(1.52)	(1.26)	(0.30)	–	(0.30)	11.93	(9.41)	86,307	0.84		0.84		2.06		84

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $114,073, $8,946, $20,691, $128,140, $133,802 and $177,001 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Real Estate Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

13	Invesco Global Real Estate Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

14	Invesco Global Real Estate Fund

reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $3,370.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

15	Invesco Global Real Estate Fund

shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $184 and $683 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$18,058,836	$–	$18,058,836

Belgium	–	6,469,840	–	6,469,840

Brazil	3,036,466	–	–	3,036,466

Canada	14,717,456	–	–	14,717,456

China	–	39,687,241	–	39,687,241

France	3,405,799	10,009,100	–	13,414,899

Germany	–	41,438,568	–	41,438,568

Hong Kong	–	35,760,751	–	35,760,751

India	–	1,234,664	–	1,234,664

Indonesia	–	1,189,374	–	1,189,374

Japan	–	60,563,205	–	60,563,205

Malta	–	–	0	0

Mexico	2,023,639	–	–	2,023,639

Philippines	–	4,877,419	–	4,877,419

Singapore	–	19,584,975	–	19,584,975

South Africa	–	1,390,795	–	1,390,795

Spain	–	5,316,861	–	5,316,861

Sweden	–	8,618,329	–	8,618,329

Thailand	–	3,610,172	–	3,610,172

United Kingdom	23,028,700	–	–	23,028,700

United States	284,740,613	–	–	284,740,613

Money Market Funds	3,841,464	–	–	3,841,464

Total Investments	$334,794,137	$257,810,130	$0	$592,604,267

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $509.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

16	Invesco Global Real Estate Fund

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 29, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $492,577,961 and $518,951,535, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$46,239,925
Aggregate unrealized (depreciation) of investments	(28,173,272)
Net unrealized appreciation of investments	$18,066,653

Cost of investments for tax purposes is $574,537,614.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended August 31, 2020(a)		Year ended February 29, 2020

	Shares	Amount	Shares	Amount

Sold:
Class A	789,958	$7,280,346	1,760,818	$22,777,589

Class C	48,815	492,816	173,924	2,281,093

Class R	593,462	5,500,775	541,461	7,037,148

Class Y	2,371,812	22,499,396	3,394,041	43,782,059

Class R5	1,581,798	15,121,088	2,239,175	29,026,282

Class R6	2,982,851	26,560,072	3,369,073	43,574,823

Issued as reinvestment of dividends:
Class A	101,333	883,266	1,205,299	14,851,940

Class C	4,151	36,000	93,998	1,156,416

Class R	15,941	140,553	196,327	2,417,775

Class Y	86,305	744,994	1,071,649	13,209,094

Class R5	152,817	1,331,748	1,466,494	18,054,391

Class R6	212,267	1,855,059	1,871,716	23,015,529

Automatic conversion of Class C shares to Class A shares:
Class A	111,535	1,072,854	106,558	1,397,846

Class C	(111,325)	(1,072,854)	(106,495)	(1,397,846)

Reacquired:
Class A	(2,293,945)	(21,998,778)	(3,009,415)	(39,063,191)

Class C	(201,306)	(1,910,832)	(282,806)	(3,679,813)

Class R	(405,794)	(3,974,997)	(731,407)	(9,522,674)

Class Y	(4,798,157)	(46,036,346)	(5,446,309)	(70,144,365)

Class R5	(2,545,933)	(24,431,956)	(6,211,721)	(80,808,211)

Class R6	(2,265,681)	(21,975,882)	(4,522,828)	(58,629,105)

Net increase (decrease) in share activity	(3,569,096)	$(37,882,678)	(2,820,448)	$(40,663,220)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17	Invesco Global Real Estate Fund

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

18	Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$902.00	$6.28	$1,018.60	$6.67	1.31%
Class C	1,000.00	897.90	9.85	1,014.82	10.46	2.06
Class R	1,000.00	900.60	7.47	1,017.34	7.93	1.56
Class Y	1,000.00	902.50	5.08	1,019.86	5.40	1.06
Class R5	1,000.00	902.70	4.51	1,020.47	4.79	0.94
Class R6	1,000.00	903.20	4.08	1,020.92	4.33	0.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

19	Invesco Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board noted that the Fund’s high quality bias, overweight exposure to and security selection in certain countries and its cash holdings negatively impacted the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information

20	Invesco Global Real Estate Fund

regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the

Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21	Invesco Global Real Estate Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco Government Money Market Fund
Nasdaq:
Invesco Cash Reserve: AIMXX ∎ A: ADAXX ∎ AX: ACZXX ∎ C: ACNXX ∎ CX: ACXXX ∎ R: AIRXX ∎ Y: AIYXX ∎ Investor: INAXX ∎ R6: INVXX

2	Fund Information
3	Letters to Shareholders
4	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Information

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Team managed by Invesco Advisers, Inc.

2	Invesco Government Money Market Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

3	Invesco Government Money Market Fund

Schedule of Investments

August 31, 2020

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-43.75%
U.S. Treasury Bills-30.43%(a)
U.S. Treasury Bills	0.14%	09/01/2020	$35,000	$35,000,000

U.S. Treasury Bills	0.14%-1.02%	09/03/2020	20,000	19,998,878

U.S. Treasury Bills	0.13%	09/08/2020	7,000	6,999,809

U.S. Treasury Bills	0.13%-0.20%	09/10/2020	25,000	24,998,490

U.S. Treasury Bills	0.14%-0.18%	09/17/2020	40,000	39,997,278

U.S. Treasury Bills	0.14%	09/29/2020	25,000	24,997,375

U.S. Treasury Bills	0.13%-0.17%	10/01/2020	65,000	64,991,333

U.S. Treasury Bills	0.14%	10/06/2020	50,000	49,993,194

U.S. Treasury Bills	0.16%	10/08/2020	20,000	19,996,711

U.S. Treasury Bills	0.15%	10/13/2020	45,000	44,992,265

U.S. Treasury Bills	0.18%	10/15/2020	20,000	19,995,600

U.S. Treasury Bills	0.15%	10/22/2020	10,000	9,997,946

U.S. Treasury Bills	0.15%	10/27/2020	30,000	29,993,000

U.S. Treasury Bills	0.15%-0.16%	10/29/2020	80,000	79,980,224

U.S. Treasury Bills	0.15%-0.18%	11/10/2020	66,718	66,696,155

U.S. Treasury Bills	0.15%-0.16%	11/12/2020	50,000	49,984,700

U.S. Treasury Bills	0.15%	11/19/2020	110,000	109,963,792

U.S. Treasury Bills	0.19%	11/24/2020	10,000	9,995,683

U.S. Treasury Bills	0.16%	11/27/2020	20,000	19,992,267

U.S. Treasury Bills	0.10%	12/03/2020	90,000	89,976,466

U.S. Treasury Bills	0.16%	12/08/2020	30,000	29,987,342

U.S. Treasury Bills	0.18%	12/10/2020	10,000	9,994,931

U.S. Treasury Bills	0.16%	12/15/2020	10,000	9,995,479

U.S. Treasury Bills	0.17%-1.47%	12/31/2020	45,000	44,931,769

U.S. Treasury Bills	0.17%	01/07/2021	10,000	9,994,133

U.S. Treasury Bills	0.15%	01/14/2021	15,000	14,991,844

U.S. Treasury Bills	0.12%	02/18/2021	40,000	39,977,333

U.S. Treasury Bills	0.18%	02/25/2021	30,000	29,973,450

U.S. Treasury Bills	0.12%	03/04/2021	40,000	39,976,744

U.S. Treasury Bills	0.17%	04/22/2021	10,000	9,989,321

U.S. Treasury Bills	0.18%	05/20/2021	10,000	9,987,313

U.S. Treasury Bills	0.16%	07/15/2021	18,000	17,975,433

				1,086,316,258

U.S. Treasury Notes-13.32%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.15%	10/31/2020	62,000	61,996,305

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.12%)(b)	0.22%	01/31/2021	88,000	87,988,849

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	0.24%	04/30/2021	82,000	81,987,585

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.22%)(b)	0.33%	07/31/2021	17,000	16,998,340

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.30%)(b)	0.41%	10/31/2021	41,000	41,040,128

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.26%	01/31/2022	16,000	15,996,732

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.22%	04/30/2022	15,000	15,004,533

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.16%	07/31/2022	8,000	8,000,290

U.S. Treasury Notes	1.38%	09/15/2020	20,000	19,999,123

U.S. Treasury Notes	1.38%	09/30/2020	25,000	25,006,845

U.S. Treasury Notes	2.75%	09/30/2020	29,000	29,029,419

U.S. Treasury Notes	1.63%	10/15/2020	20,000	20,014,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Notes-(continued)
U.S. Treasury Notes	2.50%	12/31/2020	$5,000	$5,034,623

U.S. Treasury Notes	2.00%	01/15/2021	2,000	2,012,576

U.S. Treasury Notes	2.13%	01/31/2021	5,000	5,036,594

U.S. Treasury Notes	3.63%	02/15/2021	5,000	5,074,335

U.S. Treasury Notes	2.25%	04/30/2021	35,000	35,490,220

				475,710,947

Total U.S. Treasury Securities (Cost $1,562,027,205)				1,562,027,205

U.S. Government Sponsored Agency Securities-37.96%
Federal Farm Credit Bank (FFCB)-1.49%
Federal Farm Credit Bank(a)	0.25%	09/01/2020	7,000	7,000,000

Federal Farm Credit Bank(a)	0.15%-0.40%	12/31/2020	9,000	8,987,900

Federal Farm Credit Bank (1 mo. USD LIBOR + 0.08%)(b)	0.23%	02/01/2021	10,000	10,003,729

Federal Farm Credit Bank (1 mo. USD LIBOR + 0.00%)(b)	0.16%	03/17/2021	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.17%	06/10/2021	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.17%	07/09/2021	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.15%)(b)	0.24%	07/28/2022	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.16%	08/11/2022	10,000	10,000,000

				52,991,629

Federal Home Loan Bank (FHLB)-29.32%
Federal Home Loan Bank(a)	0.15%	09/01/2020	2,000	2,000,000

Federal Home Loan Bank(a)	0.14%-0.29%	09/04/2020	14,000	13,999,662

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.18%	09/11/2020	20,000	20,000,000

Federal Home Loan Bank(a)	0.16%	09/18/2020	1,100	1,099,917

Federal Home Loan Bank (SOFR + 0.08%)(b)	0.17%	09/22/2020	20,000	20,000,000

Federal Home Loan Bank(a)	0.14%	09/23/2020	3,000	2,999,468

Federal Home Loan Bank (SOFR + 0.05%)(b)	0.14%	09/28/2020	15,000	15,000,000

Federal Home Loan Bank	1.38%	09/28/2020	1,455	1,455,901

Federal Home Loan Bank (1 mo. USD LIBOR - 0.05%)(b)	0.12%	10/15/2020	40,000	40,000,000

Federal Home Loan Bank(a)	0.30%	10/15/2020	8,000	7,997,067

Federal Home Loan Bank (3 mo. USD LIBOR - 0.21%)(b)	0.07%	10/16/2020	11,000	11,000,000

Federal Home Loan Bank (SOFR + 0.10%)(b)	0.19%	10/19/2020	50,000	50,000,000

Federal Home Loan Bank (SOFR + 0.03%)(b)	0.12%	10/22/2020	20,000	20,000,000

Federal Home Loan Bank (SOFR + 0.02%)(b)	0.11%	10/23/2020	50,000	50,000,000

Federal Home Loan Bank (SOFR + 0.08%)(b)	0.17%	10/23/2020	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.01%)(b)	0.10%	11/06/2020	40,000	40,000,000

Federal Home Loan Bank (SOFR + 0.03%)(b)	0.12%	11/06/2020	4,000	4,000,000

Federal Home Loan Bank(a)	0.15%-0.52%	11/09/2020	62,000	61,938,207

Federal Home Loan Bank(a)	0.15%-0.26%	11/13/2020	40,500	40,483,007

Federal Home Loan Bank (3 mo. USD LIBOR - 0.20%)(b)	0.09%	11/16/2020	16,000	16,000,000

Federal Home Loan Bank(a)	0.15%-0.30%	11/16/2020	43,000	42,972,767

Federal Home Loan Bank(a)	0.30%	11/17/2020	20,000	19,987,167

Federal Home Loan Bank(a)	0.17%	11/18/2020	35,000	34,987,487

Federal Home Loan Bank (SOFR + 0.02%)(b)	0.11%	11/25/2020	60,000	60,000,000

Federal Home Loan Bank(a)	0.34%	11/25/2020	30,000	29,975,917

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.18%	12/04/2020	31,000	31,000,000

Federal Home Loan Bank(a)	0.15%-0.27%	12/14/2020	14,000	13,989,080

Federal Home Loan Bank (1 mo. USD LIBOR - 0.04%)(b)	0.11%	12/18/2020	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.10%)(b)	0.19%	12/23/2020	16,000	16,000,000

Federal Home Loan Bank (SOFR + 0.10%)(b)	0.19%	12/24/2020	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.14%)(b)	0.23%	01/08/2021	25,000	25,000,000

Federal Home Loan Bank (SOFR + 0.05%)(b)	0.14%	01/22/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.05%)(b)	0.14%	01/28/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.04%)(b)	0.13%	02/09/2021	15,000	15,000,000

Federal Home Loan Bank	1.38%	02/18/2021	3,000	3,012,388

Federal Home Loan Bank (SOFR + 0.04%)(b)	0.13%	02/25/2021	16,000	16,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.16%	02/26/2021	14,000	14,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Federal Home Loan Bank (FHLB)-(continued)
Federal Home Loan Bank (SOFR + 0.13%)(b)	0.22%	03/11/2021	$15,000	$15,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.16%	03/12/2021	40,000	40,000,000

Federal Home Loan Bank (SOFR + 0.11%)(b)	0.20%	03/25/2021	40,000	40,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(b)	0.16%	04/09/2021	12,000	12,000,000

Federal Home Loan Bank (SOFR + 0.17%)(b)	0.26%	04/09/2021	14,000	14,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(b)	0.16%	04/13/2021	5,000	5,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.14%)(b)	0.13%	04/14/2021	12,000	12,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.14%)(b)	0.13%	04/19/2021	16,000	16,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.16%	04/21/2021	20,000	20,000,000

Federal Home Loan Bank (SOFR + 0.16%)(b)	0.25%	05/07/2021	10,000	10,001,724

Federal Home Loan Bank (SOFR + 0.10%)(b)	0.19%	07/09/2021	25,000	25,000,000

Federal Home Loan Bank (SOFR + 0.08%)(b)	0.17%	07/23/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.14%)(b)	0.23%	08/18/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.15%	08/24/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.18%	09/10/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.15%)(b)	0.24%	11/15/2021	3,000	3,000,000

Federal Home Loan Bank (SOFR + 0.13%)(b)	0.22%	08/05/2022	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.18%	08/19/2022	25,000	25,000,000

				1,046,899,759

Federal Home Loan Mortgage Corp. (FHLMC)-3.13%
Federal Home Loan Mortgage Corp.(a)	0.19%	10/19/2020	10,000	9,997,466

Federal Home Loan Mortgage Corp.	1.88%	11/17/2020	1,500	1,504,150

Federal Home Loan Mortgage Corp. (SOFR + 0.04%)(b)	0.13%	12/14/2020	15,000	15,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(b)	0.12%	02/05/2021	7,000	7,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(b)	0.12%	02/19/2021	4,000	4,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(b)	0.12%	02/24/2021	30,000	30,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.12%)(b)	0.21%	06/04/2021	8,000	8,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.32%)(b)	0.41%	09/30/2021	10,000	10,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.07%)(b)	0.16%	08/12/2022	26,000	26,000,000

				111,501,616

Federal National Mortgage Association (FNMA)-3.33%
Federal National Mortgage Association(a)	0.25%	09/23/2020	30,000	29,995,435

Federal National Mortgage Association (SOFR + 0.04%)(b)	0.13%	01/29/2021	23,000	22,989,084

Federal National Mortgage Association (SOFR + 0.25%)(b)	0.34%	03/24/2021	20,000	20,000,000

Federal National Mortgage Association (SOFR + 0.21%)(b)	0.30%	07/01/2021	5,000	5,000,000

Federal National Mortgage Association (SOFR + 0.23%)(b)	0.32%	07/06/2021	19,000	19,000,000

Federal National Mortgage Association (SOFR + 0.30%)(b)	0.39%	01/07/2022	17,000	17,000,000

Federal National Mortgage Association (SOFR + 0.20%)(b)	0.29%	06/15/2022	5,000	5,000,000

				118,984,519

U.S. International Development Finance Corp. (DFC)-0.69%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.18%	06/15/2025	5,000	5,000,000

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.16%	02/15/2028	8,157	8,157,400

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.18%	02/15/2028	8,333	8,333,333

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.14%	10/15/2040	3,200	3,200,000

				24,690,733

Total U.S. Government Sponsored Agency Securities (Cost $1,355,068,256)				1,355,068,256

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-81.71% (Cost $2,917,095,461)				2,917,095,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

Repurchase Agreements-20.53%(d)
BNP Paribas Securities Corp., joint term agreement dated 08/05/2020, aggregate maturing value of $2,355,215,875 (collateralized by domestic agency mortgage-backed securities, U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $2,402,100,000; 0.00% - 7.63%; 09/10/2020 - 10/20/2067)(e)	0.11%	09/04/2020	$155,014,208	$155,000,000

ING Financial Markets, LLC, joint term agreement dated 07/23/2020, aggregate maturing value of $150,041,875 (collateralized by domestic agency mortgage-backed securities valued at $153,000,002; 2.50% -4.50%; 04/01/2038 - 01/01/2057)	0.15%	09/28/2020	20,005,583	20,000,000

ING Financial Markets, LLC, joint term agreement dated 08/20/2020, aggregate maturing value of $300,026,667 (collateralized by domestic agency mortgage-backed securities valued at $306,000,000; 3.00% -5.00%; 09/01/2042 - 06/01/2056)	0.10%	09/21/2020	25,002,222	25,000,000

J.P. Morgan Securities LLC, joint agreement dated 08/31/2020, aggregate maturing value of $500,001,250 (collateralized by domestic agency mortgage-backed securities valued at $510,000,000; 0.81% - 5.50%; 04/01/2026 - 07/01/2056)	0.09%	09/01/2020	46,984,720	46,984,603

J.P. Morgan Securities LLC, joint open agreement dated 03/27/2020 (collateralized by U.S. Treasury obligations valued at $867,000,195; 0.13% - 2.75%; 04/30/2021 - 11/15/2023)(f)	0.07%	-	-	15,000,000

J.P. Morgan Securities LLC, joint open agreement dated 05/02/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. treasury obligation valued at $510,000,087; 0.00% - 7.50%; 12/03/2020 - 09/01/2050)(f)	0.08%	-	-	28,000,000

J.P. Morgan Securities LLC, joint open agreement dated 05/15/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. treasury obligation valued at $295,800,007; 0.00% - 8.13%; 08/15/2021 - 09/01/2057)(f)	0.12%	-	-	15,000,000

J.P. Morgan Securities LLC, joint open agreement dated 10/15/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. treasury obligation valued at $408,000,043; 0.61% - 8.50%; 12/01/2020 - 02/16/2058)(f)	0.09%	-	-	25,000,000

Lloyds Bank PLC, joint term agreement dated 07/22/2020, aggregate maturing value of $500,230,000 (collateralized by U.S. Treasury obligations valued at $504,122,044; 2.00% - 2.63%; 12/31/2023 - 01/31/2026)	0.18%	10/23/2020	15,006,900	15,000,000

Lloyds Bank PLC, joint term agreement dated 07/22/2020, aggregate maturing value of $500,245,000 (collateralized by U.S. Treasury obligations valued at $505,508,022; 1.63% - 2.88%; 11/15/2022 - 08/15/2028)	0.18%	10/30/2020	25,012,250	25,000,000

Metropolitan Life Insurance Co., joint term agreement dated 08/27/2020, aggregate maturing value of $350,014,288 (collateralized by U.S. Treasury obligations valued at $354,295,526; 0.00%; 11/15/2027 - 05/15/2046)(e)	0.09%	09/03/2020	25,004,962	25,004,525

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 08/27/2020, aggregate maturing value of $1,051,268,397 (collateralized by U.S. Treasury obligations valued at $1,072,650,430; 2.00%; 04/30/2024)(e)	0.09%	09/03/2020	63,076,104	63,075,000

RBC Capital Markets LLC, joint term agreement dated 08/31/2020, aggregate maturing value of $1,250,000,000 (collateralized by U.S. Treasury obligations, U.S. government sponsored agency obligations, domestic agency mortgage-backed securities and a foreign corporate obligation valued at $1,275,000,249; 0.00% - 8.00%; 09/01/2020 - 08/20/2065)(b)(e)	0.14%	11/02/2020	85,000,000	85,000,000

RBC Dominion Securities Inc., joint agreement dated 08/31/2020, aggregate maturing value of $1,000,002,500 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $1,020,000,000; 0.00% - 3.00%; 05/15/2045 - 09/01/2050)	0.09%	09/01/2020	175,000,438	175,000,000

Societe Generale, joint open agreement dated 08/05/2020 (collateralized by U.S. Treasury obligations valued at $1,530,000,000; 0.00% - 8.13%; 09/10/2020 - 02/15/2050)(f)	0.07%	-	-	15,000,000

Total Repurchase Agreements (Cost $733,064,128)				733,064,128

TOTAL INVESTMENTS IN SECURITIES(g)-102.24% (Cost $3,650,159,589)				3,650,159,589

OTHER ASSETS LESS LIABILITIES-(2.24)%				(79,925,978)

NET ASSETS-100.00%				$3,570,233,611

Investment Abbreviations:
LIBOR	-London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar
VRD	-Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Government Money Market Fund

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2020.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of 08/31/2020

1-7	13.4%
8-30	13.6
31-60	16.2
61-90	18.8
91-180	18.5
181+	19.5

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Government Money Market Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, excluding repurchase agreements, at value and cost	$2,917,095,461

Repurchase agreements, at value and cost	733,064,128

Receivable for:
Fund shares sold	9,044,445

Interest	1,385,930

Investment for trustee deferred compensation and retirement plans	386,064

Other assets	300,057

Total assets	3,661,276,085

Liabilities:
Payable for:
Investments purchased	79,966,128

Fund shares reacquired	9,587,190

Amount due custodian	207,231

Dividends	397

Accrued fees to affiliates	854,749

Accrued trustees’ and officers’ fees and benefits	15,113

Trustee deferred compensation and retirement plans	411,666

Total liabilities	91,042,474

Net assets applicable to shares outstanding	$3,570,233,611

Net assets consist of:
Shares of beneficial interest	$3,569,949,555

Distributable earnings	284,056

$3,570,233,611

Net Assets:
Invesco Cash Reserve	$2,545,069,427

Class A	$415,704,699

Class AX	$74,862,448

Class C	$169,578,900

Class CX	$457,706

Class R	$176,236,156

Class Y	$62,642,084

Investor Class	$125,569,539

Class R6	$112,652

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	2,545,194,367

Class A	415,724,837

Class AX	74,866,147

Class C	169,587,196

Class CX	457,728

Class R	176,244,532

Class Y	62,645,188

Investor Class	125,575,603

Class R6	112,657

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Government Money Market Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$ 7,321,634

Expenses:
Advisory fees	2,647,243

Administrative services fees	782,059

Custodian fees	22,800

Distribution fees:
Invesco Cash Reserve	2,077,299

Class A	249,942

Class AX	56,951

Class C	506,875

Class CX	2,178

Class R	230,535

Transfer agent fees - Invesco Cash Reserve, A, AX, C, CX, R, Y and Investor	2,103,677

Transfer agent fees - R6	38

Trustees’ and officers’ fees and benefits	26,889

Reports to shareholders	128,232

Professional services fees	57,015

Other	(28,493)

Total expenses	8,863,240

Less: Fees waived and expense offset arrangement(s)	(3,229,317)

Net expenses	5,633,923

Net investment income	1,687,711

Net realized gain from investment securities	36,172

Net increase in net assets resulting from operations	$ 1,723,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31,	February 29,
	2020	2020

Operations:
Net investment income	$1,687,711	$34,932,076

Net realized gain	36,172	9,188

Net increase in net assets resulting from operations	1,723,883	34,941,264

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(1,472,172)	(30,342,270)

Class A	(12,336)	-

Class AX	(42,684)	(1,262,786)

Class C	(9,136)	(350,056)

Class CX	(56)	(5,071)

Class R	(15,119)	(402,873)

Class Y	(41,841)	(572,434)

Investor Class	(94,347)	(2,011,585)

Class R6	(20)	(343)

Total distributions from distributable earnings	(1,687,711)	(34,947,418)

Share transactions-net:
Invesco Cash Reserve	138,925,873	1,106,837,803

Class A	415,604,533	-

Class AX	(1,303,722)	(4,941,382)

Class C	126,079,007	4,777,928

Class CX	(48,847)	(162,552)

Class R	143,913,991	6,425,067

Class Y	19,958,915	8,581,230

Investor Class	14,367,213	(14,679,384)

Class R6	92,417	8,026

Net increase in net assets resulting from share transactions	857,589,380	1,106,846,736

Net increase in net assets	857,625,552	1,106,840,582

Net assets:
Beginning of period	2,712,608,059	1,605,767,477

End of period	$3,570,233,611	$2,712,608,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Government Money Market Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses		Ratio of net
									to average		to average net		investment
	Net asset		Net gains		Dividends				net assets		assets without		income
	value,	Net	(losses)	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		(loss)
	beginning	investment	on securities	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average
	of period	income(a)	(realized)	operations	income	of period	return(b)	(000’s omitted)	absorbed		absorbed		net assets
Invesco Cash Reserve
Six months ended 08/31/20	$1.00	$0.00	$ 0.00	$0.00	$(0.00)	$1.00	0.06%	$2,545,069	0.32	%(c)	0.47	%(c)	0.07	%(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.61	2,406,243	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	1,299,414	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	815,631	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	841,039	0.43		0.68		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	796,108	0.23		0.85		0.05
Class A
Period ended 08/31/20(d)	1.00	0.00	0.00	0.00	(0.00)	1.00	0.00	415,705	0.33	(c)	0.58	(c)	0.06	(c)
Class AX
Six months ended 08/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	74,862	0.32	(c)	0.47	(c)	0.07	(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.61	76,169	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	81,110	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	91,906	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	102,748	0.43		0.68		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	117,923	0.23		0.85		0.05
Class C
Six months ended 08/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	169,579	0.33	(c)	1.10	(c)	0.06	(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	0.85	43,478	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.76	38,700	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	65,411	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	88,605	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	90,970	0.23		1.60		0.05
Class CX
Six months ended 08/31/20	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.01	458	0.41	(c)	1.22	(c)	(0.02	)(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	0.85	507	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.77	669	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	4,114	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	4,959	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	6,509	0.23		1.60		0.05
Class R
Six months ended 08/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	176,236	0.30	(c)	0.72	(c)	0.09	(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	1.35	32,297	0.76		0.76		1.30
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.25	25,871	0.83		0.83		1.27
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	27,387	0.80		0.93		0.27
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	34,794	0.43		0.93		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	38,241	0.23		1.10		0.05
Class Y
Six months ended 08/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.08	62,642	0.27	(c)	0.32	(c)	0.12	(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.76	42,686	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	34,105	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	30,080	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	27,738	0.40		0.53		0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	22,602	0.23		0.70		0.05
Investor Class
Six months ended 08/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.08	125,570	0.27	(c)	0.32	(c)	0.12	(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.76	111,208	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	125,886	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	117,630	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	123,466	0.40		0.53		0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	152,042	0.23		0.70		0.05
Class R6
Six months ended 08/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	113	0.26	(c)	0.31	(c)	0.13	(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.81	20	0.32		0.32		1.74
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.80	12	0.36		0.38		1.74
Period ended 02/28/18(e)	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.69	10	0.37	(f)	0.37	(f)	0.70	(f)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Ratios are annualized and based on average daily net assets (000’s omitted) of $2,747,152, $430,324, $75,315, $128,538, $480, $114,328, $62,477, $124,617, and $74 for Invesco Cash Reserve Shares, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class, and Class R6 shares, respectively.

(d)	Commencement date of May 15, 2020.
(e)	Commencement date of April 04, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Government Money Market Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve, Class A , Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C and Class CX shares to Invesco Cash Reserve shares would occur at the end of December 2020 for all Class C and Class CX shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America

13	Invesco Government Money Market Fund

(“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 0.79%, 0.89%, 0.89%, 1.44%, 1.44%, 1.19%, 0.64%, 0.64% and 0.54%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the six months ended August 31, 2020, IDI contractually waived fees of $249,942, $381,492 and $198,570 of Class A, Class C and Class R shares, respectfully. In addition, Invesco voluntarily waived Fund level expenses of $842,504 and reimbursed class level expenses of $1,410,035, $0, $39,014, $86,882 $1,832, $15,275, $0, $0 and $0 of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares, respectively, in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class A, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve shares, 0.75% of the Fund’s average daily net assets of Class C shares and 0.40% of the Fund’s average daily net assets of Class R shares. Prior to May 15, 2020, the rate for Class C shares was 0.90% of the Fund’s average daily net assets. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.20% of the Fund’s average daily net assets of Class A shares, up to a maximum annual rate of 0.15% of the Fund’s average daily net assets of Class AX shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class CX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Effective May 15, 2020, IDI has contractually agreed, through at least June 30, 2021, to limit 12b-1 fees to 0.00% of average daily net assets for Class A, Class C and Class R shares. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations For the six months ended August 31, 2020, 12b-1 fees incurred for Class A, Class C and Class R shares were $0, $125,383 and $31,965, respectively, after contractual waivers of $249,942, $381,492 and $198,570 for Class A, Class C and Class R shares, respectively.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $33,911, $12,583 and $342 from Invesco Cash Reserve Shares, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

14	Invesco Government Money Market Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,771.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$22,196	$20,271	$42,467

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

15	Invesco Government Money Market Fund

NOTE 8–Share Information

		Summary of Share Activity

	Six months ended		Year ended
	August 31, 2020(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	1,956,912,941	$1,956,912,941	3,219,840,068	$3,219,840,068

Class A(b)	42,212,607	42,212,607	-	-

Class AX	6,119,359	6,119,359	9,084,309	9,084,309

Class C	84,813,473	84,813,473	62,381,745	62,381,745

Class CX	19,212	19,212	88,034	88,034

Class R	54,457,531	54,457,531	26,996,158	26,996,158

Class Y	46,998,542	46,998,542	52,296,157	52,296,157

Investor Class	42,116,657	42,116,657	35,406,235	35,406,235

Class R6	20,307	20,307	78,922	78,922

Issued as reinvestment of dividends:
Invesco Cash Reserve	1,472,035	1,472,035	27,747,430	27,747,430

Class A	4,910	4,910	-	-

Class AX	40,785	40,785	1,223,418	1,223,418

Class C	9,136	9,136	330,434	330,434

Class CX	43	43	4,961	4,961

Class R	15,119	15,119	402,873	402,873

Class Y	41,841	41,841	568,606	568,606

Investor Class	94,347	94,347	1,979,601	1,979,601

Class R6	12	12	152	152

Automatic Conversion of Class C and CX shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	5,066,889	5,066,889	2,691,606	2,691,606

Class C	(5,031,581)	(5,031,581)	(2,504,019)	(2,504,019)

Class CX	(35,308)	(35,308)	(187,587)	(187,587)

Issued in connection with acquisitions:(c)
Class A	451,606,343	451,486,039	-	-

Class C	110,567,396	110,537,809	-	-

Class R	127,042,511	127,008,626	-	-

Class Y	358,538	358,442	-	-

Class R6	101,127	101,102	-	-

Reacquired:
Invesco Cash Reserve	(1,824,525,992)	(1,824,525,992)	(2,143,441,301)	(2,143,441,301)

Class A	(78,099,023)	(78,099,023)	-	-

Class AX	(7,463,866)	(7,463,866)	(15,249,109)	(15,249,109)

Class C	(64,249,830)	(64,249,830)	(55,430,232)	(55,430,232)

Class CX	(32,794)	(32,794)	(67,960)	(67,960)

Class R	(37,567,285)	(37,567,285)	(20,973,964)	(20,973,964)

Class Y	(27,439,910)	(27,439,910)	(44,283,533)	(44,283,533)

Investor Class	(27,843,791)	(27,843,791)	(52,065,220)	(52,065,220)

Class R6	(29,004)	(29,004)	(71,048)	(71,048)

Net increase in share activity	857,773,277	$857,589,380	1,106,846,736	$1,106,846,736

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of May 15, 2020.
(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Government Cash Reserves Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 689,675,915 shares of the Fund for 689,675,915 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $689,492,018, including $0 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,297,363,876 and $3,986,855,894 immediately after the acquisition.

The pro forma results of operations for the six months ended August 31, 2020 assuming the reorganization had been completed on March 1, 2020, the beginning of the semi-annual reporting period are as follows:

16	Invesco Government Money Market Fund

Net investment income	$1,893,601

Net realized gain from investment securities	45,109

Net increase in net assets resulting from operations	$1,938,710

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 9–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

17	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020. The actual ending account value and expenses for the Class A shares in the example below are based on an investment of $1,000 invested as of close of business May 15, 2020 (commencement date) and held through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business May 15, 2020 through August 31, 2020 for the Class A shares). Because the Class A shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period2, [3]	Ratio
Invesco Cash Reserve	$1,000.00	$1,000.60	$1.61	$1,023.59	$1.63	0.32%
A	1,000.00	1,000.00	0.96	1,023.54	1.68	0.33
AX	1,000.00	1,000.60	1.61	1,023.59	1.63	0.32
C	1,000.00	1,000.10	1.66	1,023.54	1.68	0.33
CX	1,000.00	1,000.10	2.07	1,023.14	2.09	0.41
R	1,000.00	1,000.30	1.51	1,023.69	1.53	0.30
Y	1,000.00	1,000.80	1.36	1,023.84	1.38	0.27
Investor	1,000.00	1,000.80	1.36	1,023.84	1.38	0.27
R6	1,000.00	1,000.90	1.31	1,023.89	1.33	0.26

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020 (as of close of business May 15, 2020, through August 31, 2020 for the Class A shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class A shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 106 (as of close of business May 15, 2020 through August 31, 2020)/365. Because the Class A shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

[3]

Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class A shares of the Fund and other funds because such data is based on a full six month period.

18	Invesco Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Government Money Market Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the T-Bill 3 Month Index. The Board noted that performance of Cash Reserve shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Cash Reserve shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Cash Reserve shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

19	Invesco Government Money Market Fund

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The

Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

20	Invesco Government Money Market Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services Department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519                         Invesco Distributors, Inc.                                                                                     GMKT-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco High Yield Fund
Nasdaq:
A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
16	Financial Statements
19	Financial Highlights
20	Notes to Financial Statements
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco High Yield Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.96%

Class C Shares	0.57

Class Y Shares	1.09

Investor Class Shares	0.96

Class R5 Shares	1.37

Class R6 Shares	1.42

Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	2.98
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index ▼ (Style-Specific Index)	3.04
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	0.94

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco High Yield Fund

Average Annual Total Returns As of 8/31/20, including maximum applicable sales charges
Class A Shares
Inception (7/11/78)	7.18%
10 Years	4.84
5 Years	3.23
1 Year	–2.91

Class C Shares
Inception (8/4/97)	3.36%
10 Years	4.50
5 Years	3.32
1 Year	–0.34

Class Y Shares
Inception (10/3/08)	7.60%
10 Years	5.55
5 Years	4.37
1 Year	1.66

Investor Class Shares
Inception (9/30/03)	6.42%
10 Years	5.30
5 Years	4.13
1 Year	1.39

Class R5 Shares
Inception (4/30/04)	6.42%
10 Years	5.63
5 Years	4.47
1 Year	1.96

Class R6 Shares
10 Years	5.64%
5 Years	4.59
1 Year	2.06

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco High Yield Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco High Yield Fund

Schedule of Investments(a)

August 31, 2020

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–89.70%
Aerospace & Defense–2.77%
Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	$1,508,000	$1,442,651

5.75%, 03/15/2022(b)	1,901,000	1,698,543

6.00%, 10/15/2022(b)	1,750,000	1,496,250

7.50%, 03/15/2025(b)	4,192,000	3,086,360

7.88%, 04/15/2027(b)	2,207,000	1,602,790

BWX Technologies, Inc., 4.13%, 06/30/2028(b)	726,000	759,578

Spirit AeroSystems, Inc., 7.50%, 04/15/2025(b)	879,000	888,889

TransDigm UK Holdings PLC, 6.88%, 05/15/2026	4,877,000	4,993,755
TransDigm, Inc.,
6.50%, 07/15/2024	1,184,000	1,192,809

6.50%, 05/15/2025	2,744,000	2,771,440

6.25%, 03/15/2026(b)	1,463,000	1,545,608
Triumph Group, Inc.,
5.25%, 06/01/2022	2,243,000	1,757,424

8.88%, 06/01/2024(b)	1,227,000	1,298,319

7.75%, 08/15/2025	3,004,000	1,794,890

		26,329,306

Agricultural & Farm Machinery–0.67%
Titan International, Inc., 6.50%, 11/30/2023	8,534,000	6,400,500

Airlines–0.49%
Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	2,571,000	2,817,351

7.38%, 01/15/2026	1,794,000	1,868,724

		4,686,075

Alternative Carriers–0.83%
CenturyLink, Inc., Series Y, 7.50%, 04/01/2024	4,012,000	4,553,620
Level 3 Financing, Inc.,
5.25%, 03/15/2026	1,589,000	1,658,678

3.63%, 01/15/2029(b)	1,687,000	1,696,658

		7,908,956

Aluminum–0.23%
Novelis Corp., 4.75%, 01/30/2030(b)	2,120,000	2,152,828

Apparel Retail–1.13%
L Brands, Inc.,
6.88%, 11/01/2035	4,092,000	4,195,118

6.75%, 07/01/2036	1,392,000	1,424,503

Michaels Stores, Inc., 8.00%, 07/15/2027(b)	5,027,000	5,085,766

		10,705,387

Apparel, Accessories & Luxury Goods–0.22%
William Carter Co. (The),
5.50%, 05/15/2025(b)	344,000	367,432

5.63%, 03/15/2027(b)	1,629,000	1,735,349

		2,102,781

	Principal Amount	Value

Auto Parts & Equipment–1.35%
Adient Global Holdings Ltd., 4.88%, 08/15/2026(b)	$2,047,000	$1,922,901

Adient US LLC, 9.00%, 04/15/2025(b)	870,000	967,331

Clarios Global L.P., 6.75%, 05/15/2025(b)	1,147,000	1,230,777

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	2,529,000	2,689,433
Dana, Inc.,
5.50%, 12/15/2024	1,236,000	1,265,225

5.38%, 11/15/2027	2,172,000	2,309,032

5.63%, 06/15/2028	479,000	506,128

Tenneco, Inc., 5.00%, 07/15/2026	2,585,000	1,901,668

		12,792,495

Automobile Manufacturers–2.34%
Ford Motor Co.,
8.50%, 04/21/2023	1,537,000	1,701,459

9.00%, 04/22/2025	1,433,000	1,678,831

9.63%, 04/22/2030	772,000	1,013,157

4.75%, 01/15/2043	2,204,000	2,045,588
Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	1,418,000	1,492,076

4.39%, 01/08/2026	2,323,000	2,366,510

5.11%, 05/03/2029	3,690,000	3,902,175

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	7,519,000	8,018,563

Motors Liquidation Co., 8.38%, 07/15/2033(c)(d)	14,770,000	0

		22,218,359

Automotive Retail–1.99%
Asbury Automotive Group, Inc., 4.75%, 03/01/2030(b)	538,000	558,907

Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	7,198,000	7,557,900

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	1,229,000	1,228,502

Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	1,930,000	2,007,200

4.63%, 12/15/2027(b)	1,157,000	1,223,527

Murphy Oil USA, Inc.,
5.63%, 05/01/2027	1,038,000	1,103,975

4.75%, 09/15/2029	994,000	1,076,895

Penske Automotive Group, Inc., 5.50%, 05/15/2026	3,959,000	4,131,078

		18,887,984

Broadcasting–2.06%
AMC Networks, Inc.,
5.00%, 04/01/2024	997,000	1,017,563

4.75%, 08/01/2025	1,362,000	1,411,720

Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024	7,360,000	7,231,973

Gray Television, Inc., 7.00%, 05/15/2027(b)	2,563,000	2,787,391

iHeartCommunications, Inc., 8.38%, 05/01/2027	5,588,000	5,626,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco High Yield Fund

	Principal Amount	Value

Broadcasting–(continued)
TV Azteca S.A.B. de C.V. (Mexico), 8.25%, 08/09/2024(b)	$2,704,000	$1,510,576

		19,585,305

Building Products–0.36%
Standard Industries, Inc.,
6.00%, 10/15/2025(b)	2,075,000	2,145,135

3.38%, 01/15/2031(b)	1,280,000	1,275,200

		3,420,335

Cable & Satellite–5.54%
Altice Financing S.A. (Luxembourg), 7.50%, 05/15/2026(b)	3,281,000	3,505,585

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	6,913,000	7,253,880

4.50%, 08/15/2030(b)	4,931,000	5,239,212

CSC Holdings LLC,
6.50%, 02/01/2029(b)	1,924,000	2,171,715

5.75%, 01/15/2030(b)	826,000	901,377

4.63%, 12/01/2030(b)	7,073,000	7,243,424

DISH DBS Corp.,
5.88%, 11/15/2024	5,753,000	6,089,191

7.75%, 07/01/2026	2,600,000	2,980,289

DISH Network Corp., Conv., 3.38%, 08/15/2026	3,693,000	3,651,542

Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023(c)	2,970,000	1,982,549

8.50%, 10/15/2024(b)(c)	3,410,000	2,326,984

9.75%, 07/15/2025(b)(c)	2,428,000	1,679,205

Telenet Finance Luxembourg Notes S.a.r.l. (Belgium), 5.50%, 03/01/2028(b)	2,200,000	2,349,600

UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	1,000,000	1,046,155

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	3,273,000	3,457,106

Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	225,000	236,892

Ziggo Bond Co B.V. (Netherlands), 5.13%, 02/28/2030(b)	488,000	517,890

		52,632,596

Casinos & Gaming–2.90%
Boyd Gaming Corp.,
8.63%, 06/01/2025(b)	1,150,000	1,269,313

6.38%, 04/01/2026	683,000	712,984

6.00%, 08/15/2026	1,400,000	1,473,234

Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)	1,712,000	1,816,954

Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	597,000	626,104

Cirsa Finance International S.a.r.l. (Spain), 7.88%, 12/20/2023(b)	1,368,000	1,244,880

Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2021(b)	2,114,000	1,295,353

Melco Resorts Finance Ltd. (Hong Kong), 5.63%, 07/17/2027(b)	1,606,000	1,668,907

MGM China Holdings Ltd. (Macau), 5.88%, 05/15/2026(b)	851,000	903,200

	Principal Amount	Value

Casinos & Gaming–(continued)
MGM Resorts International,
7.75%, 03/15/2022	$4,762,000	$5,062,601

6.75%, 05/01/2025	2,958,000	3,169,719

Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	1,222,000	1,276,171

8.25%, 03/15/2026(b)	1,176,000	1,213,438

7.00%, 05/15/2028(b)	1,734,000	1,702,632

Station Casinos LLC, 4.50%, 02/15/2028(b)	1,918,000	1,828,046

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	2,344,000	2,324,955

		27,588,491

Coal & Consumable Fuels–0.91%
Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 01/15/2025(b)	1,043,000	1,065,696

4.13%, 02/15/2028(b)	765,000	741,973

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	7,578,000	6,815,388

		8,623,057

Commodity Chemicals–0.74%
Koppers, Inc., 6.00%, 02/15/2025(b)	3,437,000	3,542,207

Olin Corp., 5.63%, 08/01/2029	3,504,000	3,508,397

		7,050,604

Communications Equipment–0.35%
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	1,971,000	2,047,376

5.25%, 08/01/2026	1,169,000	1,284,217

		3,331,593

Construction & Engineering–0.71%
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2028(b)	2,047,000	2,227,852

Pike Corp., 5.50%, 09/01/2028(b)	1,581,000	1,596,810

Valmont Industries, Inc., 5.00%, 10/01/2044	2,627,000	2,889,163

		6,713,825

Construction Materials–0.20%
Cemex S.A.B. de C.V. (Mexico), 5.45%, 11/19/2029(b)	1,819,000	1,871,860

Consumer Finance–1.46%
Navient Corp.,
7.25%, 01/25/2022	2,466,000	2,594,787

7.25%, 09/25/2023	5,428,000	5,748,659

5.00%, 03/15/2027	1,773,000	1,714,917

OneMain Finance Corp., 8.88%, 06/01/2025	3,347,000	3,779,934

		13,838,297

Copper–1.91%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	4,660,000	4,759,165

Freeport-McMoRan, Inc., 5.40%, 11/14/2034	7,317,000	8,292,319

Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	5,538,000	5,114,426

		18,165,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco High Yield Fund

	Principal Amount	Value

Data Processing & Outsourced Services–0.48%
Alliance Data Systems Corp., 4.75%, 12/15/2024(b)	$2,713,000	$2,599,393

Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	1,958,000	1,984,717

		4,584,110

Department Stores–0.93%
Kohl’s Corp.,
9.50%, 05/15/2025	295,000	355,478

5.55%, 07/17/2045	2,617,000	2,388,207

Macy’s, Inc., 8.38%, 06/15/2025(b)	3,010,000	3,163,691

Nordstrom, Inc., 8.75%, 05/15/2025(b)	2,640,000	2,914,547

		8,821,923

Distributors–0.73%
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(e)	6,738,000	6,902,946

Diversified Banks–0.88%
Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	1,212,000	1,347,998

Credit Agricole S.A. (France), 8.13%(b)(f)(g)	2,881,000	3,426,589

Societe Generale S.A. (France), 7.38%(b)(f)(g)	1,804,000	1,872,678

Standard Chartered PLC (United Kingdom), 7.50%(b)(f)(g)	1,635,000	1,725,816

		8,373,081

Diversified Chemicals–0.37%
Chemours Co. (The), 7.00%, 05/15/2025	1,621,000	1,659,093

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	1,885,000	1,896,169

		3,555,262

Diversified Metals & Mining–0.40%
Hudbay Minerals, Inc. (Peru),
7.25%, 01/15/2023(b)	1,028,000	1,044,597

7.63%, 01/15/2025(b)	2,666,000	2,771,147

		3,815,744

Diversified REITs–1.22%
Colony Capital, Inc.,Conv.,
3.88%, 01/15/2021	224,000	224,612

5.00%, 04/15/2023	2,624,000	2,529,242

iStar, Inc., 4.75%, 10/01/2024	5,841,000	5,807,560

VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	1,002,000	1,006,013

3.75%, 02/15/2027(b)	1,007,000	1,006,215

4.13%, 08/15/2030(b)	1,007,000	1,010,474

		11,584,116

Electric Utilities–0.75%
DPL, Inc., 4.35%, 04/15/2029	2,376,000	2,606,935

NRG Energy, Inc.,
6.63%, 01/15/2027	416,000	445,811

5.25%, 06/15/2029(b)	2,205,000	2,408,555

	Principal Amount	Value

Electric Utilities–(continued)
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	$1,594,000	$1,653,129

		7,114,430

Electrical Components & Equipment–0.37%
EnerSys, 5.00%, 04/30/2023(b)	3,225,000	3,358,370

4.38%, 12/15/2027(b)	180,000	185,737

		3,544,107

Electronic Components–0.08%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	737,000	737,921

Electronic Equipment & Instruments–0.39%
MTS Systems Corp., 5.75%, 08/15/2027(b)	3,653,000	3,713,055

Environmental & Facilities Services–0.41%
Covanta Holding Corp., 5.00%, 09/01/2030	595,000	610,797

GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(b)	584,000	614,660

Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	2,603,000	2,681,416

		3,906,873

Fertilizers & Agricultural Chemicals–0.22%
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	2,022,000	2,107,935

Food Retail–1.14%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 7.50%, 03/15/2026(b)	1,891,000	2,117,239

4.63%, 01/15/2027(b)	296,000	313,078

5.88%, 02/15/2028(b)	2,047,000	2,214,219

3.50%, 03/15/2029(b)	2,408,000	2,432,080

Simmons Foods, Inc., 5.75%, 11/01/2024(b)	3,672,000	3,772,264

		10,848,880

Forest Products–0.44%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	3,894,000	4,170,708

Gas Utilities–0.59%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	2,322,000	2,636,654

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	2,509,000	2,556,257

Superior Plus L.P./Superior General Partner, Inc. (Canada), 7.00%, 07/15/2026(b)	398,000	429,267

		5,622,178

Health Care Facilities–2.37%
Acadia Healthcare Co., Inc.,
5.63%, 02/15/2023	2,000	2,030

6.50%, 03/01/2024	3,042,000	3,144,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco High Yield Fund

	Principal Amount	Value

Health Care Facilities–(continued)
Community Health Systems, Inc.,
9.88%, 06/30/2023(b)(h)	$1,551,000	$1,308,493

6.63%, 02/15/2025(b)	2,318,000	2,369,923

8.00%, 03/15/2026(b)	3,018,000	3,130,421

Encompass Health Corp., 4.75%, 02/01/2030	1,152,000	1,203,840

HCA, Inc.,
5.38%, 02/01/2025	2,458,000	2,771,727

5.88%, 02/15/2026	699,000	801,229

5.38%, 09/01/2026	1,344,000	1,528,733

5.50%, 06/15/2047	1,056,000	1,337,793

Tenet Healthcare Corp.,
8.13%, 04/01/2022	2,967,000	3,206,585

7.50%, 04/01/2025(b)	1,077,000	1,183,208

4.63%, 06/15/2028(b)	467,000	485,596

		22,473,926

Health Care REITs–0.32%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	2,851,000	3,019,993

Health Care Services–1.17%
DaVita, Inc.,
4.63%, 06/01/2030(b)	1,589,000	1,671,429

3.75%, 02/15/2031(b)	2,045,000	2,023,569

Hadrian Merger Sub, Inc.,
8.50%, 05/01/2026(b)	5,422,000	5,227,838

Team Health Holdings, Inc.,
6.38%, 02/01/2025(b)	3,167,000	2,169,395

		11,092,231

Homebuilding–2.12%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
9.88%, 04/01/2027(b)	4,016,000	4,441,937

KB Home,
4.80%, 11/15/2029	2,081,000	2,259,186

Lennar Corp.,
8.38%, 01/15/2021	811,000	833,303

5.25%, 06/01/2026	926,000	1,048,315

Mattamy Group Corp. (Canada),
5.25%, 12/15/2027(b)	1,925,000	2,017,641

Meritage Homes Corp.,
5.13%, 06/06/2027	2,606,000	2,849,817

PulteGroup, Inc.,
6.38%, 05/15/2033	81,000	102,174

Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	4,118,000	4,466,753

5.75%, 01/15/2028(b)	1,901,000	2,139,252

		20,158,378

Hotel & Resort REITs–0.25%
Service Properties Trust, 4.95%, 10/01/2029	2,617,000	2,345,486

Hotels, Resorts & Cruise Lines–0.87%
Carnival Corp.,
11.50%, 04/01/2023(b)	2,099,000	2,344,572

10.50%, 02/01/2026(b)	686,000	722,015

Royal Caribbean Cruises Ltd.,
10.88%, 06/01/2023(b)	1,440,000	1,588,887

9.13%, 06/15/2023(b)	1,377,000	1,451,014

11.50%, 06/01/2025(b)	359,000	416,573

	Principal Amount	Value

Hotels, Resorts & Cruise Lines–(continued)
Sabre GLBL, Inc.,
7.38%, 09/01/2025(b)	$1,671,520	$1,754,511

		8,277,572

Household Products–0.55%
Energizer Holdings, Inc.,
6.38%, 07/15/2026(b)	540,000	573,756

7.75%, 01/15/2027(b)	1,946,000	2,135,735

4.75%, 06/15/2028(b)	479,000	500,459

Spectrum Brands, Inc.,
5.75%, 07/15/2025	1,970,000	2,038,950

		5,248,900

Housewares & Specialties–0.14%
Newell Brands, Inc., 4.88%, 06/01/2025	1,254,000	1,360,302

Independent Power Producers & Energy Traders–0.43%
AES Corp. (The),
5.50%, 04/15/2025	1,466,000	1,514,671

AES Panama Generation Holdings SRL (Panama),
4.38%, 05/31/2030(b)	1,465,000	1,527,153

Calpine Corp.,
5.00%, 02/01/2031(b)	993,000	1,039,765

		4,081,589

Industrial Machinery–1.93%
Clark Equipment Co. (South Korea), 5.88%, 06/01/2025(b)	1,046,000	1,104,184

Cleaver-Brooks, Inc.,
7.88%, 03/01/2023(b)	7,160,000	7,024,998

EnPro Industries, Inc.,
5.75%, 10/15/2026	4,670,000	4,896,775

Mueller Industries, Inc.,
6.00%, 03/01/2027	5,206,000	5,297,105

		18,323,062

Integrated Oil & Gas–2.35%
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	3,598,000	3,457,132

Occidental Petroleum Corp.,
2.70%, 08/15/2022	3,877,000	3,818,845

2.90%, 08/15/2024	2,342,000	2,159,019

3.20%, 08/15/2026	5,000,000	4,394,400

6.38%, 09/01/2028	1,202,000	1,218,678

3.50%, 08/15/2029	1,303,000	1,122,665

6.20%, 03/15/2040	2,474,000	2,356,485

4.10%, 02/15/2047	3,430,000	2,623,333

Petroleos Mexicanos (Mexico),
5.95%, 01/28/2031(b)	1,243,000	1,124,480

		22,275,037

Integrated Telecommunication Services–2.96%
Altice France Holding S.A. (Luxembourg),
10.50%, 05/15/2027(b)	2,752,000	3,159,640

Altice France S.A. (France),
7.38%, 05/01/2026(b)	4,493,000	4,774,711

CommScope, Inc.,
8.25%, 03/01/2027(b)	5,590,000	6,058,134

Embarq Corp.,
8.00%, 06/01/2036	2,986,000	3,587,530

Frontier Communications Corp.,
10.50%, 09/15/2022(c)	9,954,000	4,439,633

11.00%, 09/15/2025(c)	4,028,000	1,732,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco High Yield Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)
Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	$683,000	$851,718

7.20%, 07/18/2036	2,637,000	3,475,962

		28,079,368

Interactive Media & Services–0.96%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	3,521,000	3,174,939

Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	3,230,000	2,527,200

6.63%, 08/15/2027(b)	6,115,000	3,447,331

		9,149,470

Internet & Direct Marketing Retail–0.28%
QVC, Inc., 5.45%, 08/15/2034	2,617,000	2,617,000

Internet Services & Infrastructure–0.03%
EIG Investors Corp., 10.88%, 02/01/2024	302,000	313,671

Investment Banking & Brokerage–0.32%
NFP Corp., 6.88%, 08/15/2028(b)	2,875,000	3,009,694

Leisure Facilities–0.05%
Viking Cruises Ltd., 13.00%, 05/15/2025(b)	452,000	502,850

Leisure Products–0.32%
Mattel, Inc., 6.75%, 12/31/2025(b)	2,842,000	3,018,915

Managed Health Care–0.57%
Centene Corp., 5.38%, 06/01/2026(b)	2,165,000	2,292,194

5.38%, 08/15/2026(b)	1,185,000	1,259,436

4.63%, 12/15/2029	1,697,000	1,861,838

		5,413,468

Metal & Glass Containers–0.47%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc., 6.00%, 02/15/2025(b)	343,000	358,135

Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	2,955,000	3,108,941

Owens–Brockway Glass Container, Inc., 6.63%, 05/13/2027(b)	899,000	990,585

		4,457,661

Movies & Entertainment–1.64%
AMC Entertainment Holdings, Inc., 10.50%, 04/15/2025(b)	5,131,000	4,528,107

10.50%, 04/24/2026(b)	1,323,000	1,144,395

6.00% PIK Rate, 5.00% Cash Rate, 06/15/2026(b)(e)	6,488,000	2,450,518

Netflix, Inc., 5.88%, 11/15/2028	2,737,000	3,364,553

5.38%, 11/15/2029(b)	3,407,000	4,101,176

		15,588,749

Oil & Gas Drilling–0.57%
Diamond Offshore Drilling, Inc., 4.88%, 11/02/2043(c)	1,582,000	164,995

Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	2,614,000	1,053,743

	Principal Amount	Value

Oil & Gas Drilling–(continued)
Nabors Industries, Inc., 5.75%, 02/01/2025	$2,027,000	$590,151

Precision Drilling Corp. (Canada), 7.75%, 12/15/2023	666,000	521,907

5.25%, 11/15/2024	2,437,000	1,720,875

Transocean, Inc., 8.00%, 02/01/2027(b)	873,000	271,721

7.50%, 04/15/2031	3,905,000	800,525

Valaris PLC (Saudi Arabia), 7.75%, 02/01/2026(c)	3,841,000	285,790

		5,409,707

Oil & Gas Equipment & Services–0.07%
SESI LLC, 7.13%, 12/15/2021(b)	1,758,000	654,855

Oil & Gas Exploration & Production–5.19%
Antero Resources Corp., 5.63%, 06/01/2023	1,486,000	1,183,228

5.00%, 03/01/2025	744,000	515,015

Apache Corp., 5.10%, 09/01/2040	3,002,000	2,925,644

4.75%, 04/15/2043	653,000	616,726

Ascent Resources Utica Holdings LLC/
ARU Finance Corp., 10.00%, 04/01/2022(b)	2,496,000	2,341,535

Callon Petroleum Co., 6.13%, 10/01/2024	2,173,000	716,411

6.38%, 07/01/2026	1,341,000	403,721

Centennial Resource Production LLC, 6.88%, 04/01/2027(b)	818,000	337,756

CNX Resources Corp., 7.25%, 03/14/2027(b)	1,052,000	1,095,416

Comstock Resources, Inc., 9.75%, 08/15/2026	1,330,000	1,410,432

Continental Resources, Inc., 4.50%, 04/15/2023	3,709,000	3,738,969

3.80%, 06/01/2024	568,000	561,485

Endeavor Energy Resources L.P./EER
Finance, Inc., 6.63%, 07/15/2025(b)	600,000	626,814

5.75%, 01/30/2028(b)	1,136,000	1,164,190

EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)(c)	3,430,000	4,288

EQT Corp., 7.88%, 02/01/2025	838,000	963,134

3.90%, 10/01/2027	1,040,000	1,002,165

8.75%, 02/01/2030	1,070,000	1,291,811

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	6,459,000	5,483,303

7.75%, 02/01/2028	1,313,000	1,169,804

Gulfport Energy Corp., 6.63%, 05/01/2023	1,514,000	928,854

6.00%, 10/15/2024	1,303,000	779,357

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	1,682,000	1,586,900

Laredo Petroleum, Inc., 10.13%, 01/15/2028	1,164,000	832,144

Matador Resources Co., 5.88%, 09/15/2026	1,200,000	1,046,844

MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	1,784,000	1,821,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco High Yield Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Oasis Petroleum, Inc., 6.88%, 03/15/2022	$1,028,000	$203,030

PDC Energy, Inc., 5.75%, 05/15/2026	790,000	810,639

QEP Resources, Inc., 5.25%, 05/01/2023	1,458,000	1,199,205

5.63%, 03/01/2026	1,158,000	747,668

Range Resources Corp., 4.88%, 05/15/2025	2,396,000	2,241,518

SM Energy Co., 6.75%, 09/15/2026	1,585,000	782,293

6.63%, 01/15/2027	1,985,000	978,416

Southwestern Energy Co., 7.50%, 04/01/2026	1,394,000	1,405,229

7.75%, 10/01/2027	1,495,000	1,532,375

Whiting Petroleum Corp., 5.75%, 03/15/2021(c)	2,920,000	660,650

6.25%, 04/01/2023(c)	2,971,000	677,759

6.63%, 01/15/2026(c)	3,760,000	890,274

WPX Energy, Inc., 5.75%, 06/01/2026	1,734,000	1,773,579

5.25%, 10/15/2027	432,000	430,440

5.88%, 06/15/2028	233,000	236,791

4.50%, 01/15/2030	206,000	197,110

		49,313,994

Oil & Gas Refining & Marketing–1.86%
Calumet Specialty Products Partners
L.P./Calumet Finance Corp., 7.63%, 01/15/2022	1,825,000	1,813,165

9.25%, 07/15/2024(b)	3,360,000	3,607,800

EnLink Midstream Partners L.P., 5.60%, 04/01/2044	1,978,000	1,313,976

NuStar Logistics L.P., 6.00%, 06/01/2026	4,343,000	4,552,702

Parkland Corp. (Canada), 6.00%, 04/01/2026(b)	4,021,000	4,251,705

PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028(b)	2,548,000	2,153,378

		17,692,726

Oil & Gas Storage & Transportation–3.16%
Antero Midstream Partners L.P./Antero
Midstream Finance Corp., 5.75%, 01/15/2028(b)	3,890,000	3,447,902

Crestwood Midstream Partners
L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	1,313,000	1,260,204

DCP Midstream Operating L.P., 5.38%, 07/15/2025	2,742,000	2,952,586

5.63%, 07/15/2027	719,000	777,239

EQM Midstream Partners L.P., 6.50%, 07/01/2027(b)	2,416,000	2,648,939

5.50%, 07/15/2028	2,474,000	2,568,729

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	1,024,000	1,027,016

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	5,387,000	3,594,961

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.13%, 02/01/2025	$2,819,000	$2,887,741

5.88%, 04/15/2026	2,465,000	2,599,034

5.50%, 03/01/2030(b)	697,000	735,771

4.88%, 02/01/2031(b)	728,000	735,316

Western Midstream Operating L.P., 4.10%, 02/01/2025	1,183,000	1,182,065

4.50%, 03/01/2028	692,000	697,190

4.75%, 08/15/2028	2,815,000	2,869,273

		29,983,966

Other Diversified Financial Services–1.54%
eG Global Finance PLC (United Kingdom), 4.91%, (1 mo. USD LIBOR + 4.75%), 02/07/2025(b)	3,100,000	3,210,763

8.50%, 10/30/2025(b)	1,474,000	1,580,098

Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	3,512,000	3,601,960

LPL Holdings, Inc., 5.75%, 09/15/2025(b)	2,807,000	2,928,024

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	3,254,000	3,333,349

		14,654,194

Packaged Foods & Meats–2.86%
B&G Foods, Inc., 5.25%, 09/15/2027	927,000	992,177

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	3,943,000	4,386,273

Kraft Heinz Foods Co. (The), 6.88%, 01/26/2039	2,800,000	3,810,522

5.00%, 06/04/2042	2,720,000	3,004,646

5.50%, 06/01/2050(b)	3,526,000	4,167,194

Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	2,427,000	2,581,721

Post Holdings, Inc., 5.63%, 01/15/2028(b)	2,469,000	2,644,114

4.63%, 04/15/2030(b)	2,189,000	2,287,505

TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	1,986,000	2,051,052

4.00%, 09/01/2028	1,201,000	1,225,248

		27,150,452

Paper Packaging–0.22%
Cascades, Inc./Cascades USA, Inc.
(Canada), 5.38%, 01/15/2028(b)	1,495,000	1,596,922

Graham Packaging Co., Inc., 7.13%, 08/15/2028(b)	508,000	534,563

		2,131,485

Paper Products–0.88%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026	1,881,000	1,823,451

Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	6,086,000	6,564,116

		8,387,567

Personal Products–0.41%
Edgewell Personal Care Co., 5.50%, 06/01/2028(b)	1,129,000	1,206,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco High Yield Fund

	Principal Amount	Value

Personal Products–(continued)
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	$2,447,000	$2,700,876

		3,907,659

Pharmaceuticals–2.05%
AdaptHealth LLC, 6.13%, 08/01/2028(b)	778,000	816,900

Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	2,442,000	2,710,693

Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	1,701,000	1,757,473

9.00%, 12/15/2025(b)	3,216,000	3,524,415

5.75%, 08/15/2027(b)	1,021,000	1,098,851

6.25%, 02/15/2029(b)	2,818,000	2,949,854

Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(b)	1,933,000	2,096,097

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b) 1,135,000		1,187,851

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	3,133,000	3,348,582

		19,490,716

Property & Casualty Insurance–0.13%
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	1,170,000	1,264,840

Publishing–0.47%
Meredith Corp., 6.88%, 02/01/2026	5,106,000	4,446,369

Railroads–1.00%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	9,978,000	9,538,518

Real Estate Development–0.02%
China Evergrande Group (China), 8.25%, 03/23/2022(b)	240,000	231,000

Research & Consulting Services–0.13%
Dun & Bradstreet Corp. (The), 10.25%, 02/15/2027(b)	1,042,000	1,190,292

Restaurants–0.80%
1011778 BC ULC/New Red Finance,
Inc. (Canada), 5.00%, 10/15/2025(b)	2,489,000	2,560,198

IRB Holding Corp., 7.00%, 06/15/2025(b)	791,000	845,796

6.75%, 02/15/2026(b)	4,143,000	4,220,267

		7,626,261

Security & Alarm Services–0.77%
Brink’s Co. (The), 5.50%, 07/15/2025(b)	478,000	505,186

4.63%, 10/15/2027(b)	3,723,000	3,875,457

Garda World Security Corp. (Canada), 9.50%, 11/01/2027(b)	1,408,000	1,530,060

Prime Security Services Borrower LLC/ Prime Finance, Inc., 5.75%, 04/15/2026(b)	1,248,000	1,381,804

		7,292,507

Specialized Consumer Services–0.58%
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	5,036,000	5,488,283

	Principal Amount	Value

Specialized REITs–1.35%
Iron Mountain, Inc., 5.25%, 03/15/2028(b)	$1,362,000	$1,435,814

5.25%, 07/15/2030(b)	3,587,000	3,813,573

4.50%, 02/15/2031(b)	2,414,000	2,483,402

Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	7,512,000	5,070,600

		12,803,389

Specialty Chemicals–0.87%
Element Solutions, Inc., 5.88%, 12/01/2025(b)	3,531,000	3,676,654

3.88%, 09/01/2028(b)	986,000	1,008,875

GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	3,448,000	3,598,195

		8,283,724

Steel–0.15%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	1,301,000	1,436,733

Systems Software–0.33%
Boxer Parent Co., Inc., 7.13%, 10/02/2025(b)	987,000	1,073,599

9.13%, 03/01/2026(b)	1,946,000	2,100,464

		3,174,063

Technology Hardware, Storage & Peripherals–0.47%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	3,270,000	3,398,478

8.10%, 07/15/2036(b)	765,000	1,017,471

		4,415,949

Textiles–0.36%
Eagle Intermediate Global Holding
B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	4,761,000	3,404,115

Thrifts & Mortgage Finance–0.08%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	723,000	767,848

Trading Companies & Distributors–1.77%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(f)	3,073,000	2,612,050

BMC East LLC, 5.50%, 10/01/2024(b)	4,225,000	4,398,838

Herc Holdings, Inc., 5.50%, 07/15/2027(b)	4,436,000	4,657,800

United Rentals North America, Inc., 5.25%, 01/15/2030	2,316,000	2,576,481

WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	2,281,000	2,548,116

		16,793,285

Trucking–0.13%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 10.50%, 05/15/2025(b)	1,062,000	1,235,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco High Yield Fund

	Principal Amount	Value
Wireless Telecommunication Services-2.82%
Digicel Group 0.5 Ltd. (Jamaica), 2.00% PIK Rate, 8.00% Cash Rate, 04/01/2024(e)	$1,597,818	$1,214,342
3.00% PIK Rate, 5.00% Cash Rate, 04/01/2025(b)(e)	512,640	184,550
Conv. 2.00% PIK Rate, 5.00% Cash Rate(b)(e)(g)	84,906	11,038
Intelsat (Luxembourg) S.A. (Luxembourg), 7.75%, 06/01/2021(c)	2,609,000	130,450
Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(b)(c)	1,873,000	642,673
Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)	2,980,000	3,027,456
SoftBank Group Corp. (Japan), 5.13%, 09/19/2027(b)	2,600,000	2,742,538
Sprint Communications, Inc., 11.50%, 11/15/2021	2,804,000	3,129,614
Sprint Corp., 7.88%, 09/15/2023	8,467,000	9,864,055
7.63%, 02/15/2025	1,428,000	1,712,708
7.63%, 03/01/2026	1,250,000	1,539,163
T-Mobile USA, Inc., 6.50%, 01/15/2026	2,438,000	2,555,329
		26,753,916
Total U.S. Dollar Denominated Bonds & Notes (Cost $878,593,295)		852,141,286

Asset-Backed Securities-2.03%
Apidos CLO XV, Series 2013-15A, Class CRR, 2.12% (3 mo. USD LIBOR + 1.85%), 04/20/2031(b)(i)	3,478,000	3,330,048
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2019-1A, Class C, 3.02% (3 mo. USD LIBOR + 2.75%), 04/18/2032(b)(i)	3,280,000	3,258,832
Series 2019-3A, Class C, 3.12% (3 mo. USD LIBOR + 2.85%), 10/21/2032(b)(i)	2,319,000	2,320,946
Magnetite XXIII Ltd., Series 2019-23A, Class C, 2.64% (3 mo. USD LIBOR + 2.40%), 10/25/2032(b)(i)	3,469,000	3,462,509
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class C1, 2.87% (3 mo. USD LIBOR + 2.60%), 01/20/2033(b)(i)	3,455,000	3,464,451
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	3,215,840	3,439,837
Total Asset-Backed Securities (Cost $19,103,250)		19,276,623

Non-U.S. Dollar Denominated Bonds & Notes-1.01%(j)
Casinos & Gaming-0.06%
Codere Finance 2 (Luxembourg) S.A. (Spain), 12.75%, 09/30/2023(b)	EUR 470,000	562,013
Construction & Engineering-0.14%
Sarens Finance Co. N.V. (Belgium), 5.75%, 02/21/2027(b)	EUR 1,325,000	1,362,621
Diversified Banks-0.24%
Erste Group Bank AG (Austria), 6.50%(b)(f)(g)	EUR 1,800,000	2,305,894

		Principal Amount	Value
Food Retail-0.29%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	2,196,000	$2,776,751

Highways & Railtracks-0.10%
Rubis Terminal Infra S.A.S (France), 5.63%, 05/15/2025(b)	EUR	750,000	935,575

Other Diversified Financial Services-0.03%
eG Global Finance PLC (United Kingdom), 6.25%, 10/30/2025(b)	EUR	200,000	240,518

Paper Packaging-0.06%
M&G Finance Luxembourg S.A. (Italy), 5.27% (3 mo. EURIBOR + 5.63%)(c)(g)(i)	EUR	4,100,000	587,128

Pharmaceuticals-0.07%
Nidda Healthcare Holding GmbH (Germany), 3.50%, 09/30/2024(b)	EUR	550,000	657,328
Textiles-0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	200,000	161,102
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $9,475,719)			9,588,930

Variable Rate Senior Loan Interests-0.87%(k)
Cable & Satellite-0.25%
Altice Financing S.A. (Luxembourg), Term Loan, 2.91% (1 mo. USD LIBOR + 2.75%), 07/15/2025(i)		$2,431,154	2,326,104

Internet Services & Infrastructure-0.16%
Rackspace Hosting, Inc., Term Loan B, 4.00% (2 mo. USD LIBOR + 3.00%), 11/03/2023(i)		1,488,472	1,475,916

Personal Products-0.14%
KIK Custom Products, Inc. (Canada), 5.00% (3 mo. USD LIBOR + 4.00%), 05/15/2023(i)		1,361,900	1,355,520

Pharmaceuticals-0.32%
Bausch Health Americas, Inc. (Canada), First Lien Incremental Term Loan, 2.93% (1 mo. USD LIBOR + 2.75%), 11/27/2025(i)		3,125,943	3,070,676
Total Variable Rate Senior Loan Interests (Cost $7,882,685)			8,228,216
U.S. Treasury Securities-0.74%
U.S. Treasury Bills-0.74%
0.10% - 0.40%, 09/03/2020 (Cost $7,010,971)(l)(m)		7,011,000	7,010,971

Agency Credit Risk Transfer Notes-0.07%
Freddie Mac Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.43% (1 mo. USD LIBOR + 3.25%), 10/15/2049 (Cost $747,000)(b)(i)		747,000	701,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco High Yield Fund

	Shares	Value
Common Stocks & Other Equity Interests-0.00%

Integrated Telecommunication Services-0.00%
Ventelo Ltd. (United Kingdom)(d)(n)	73,021	$0

Leisure Products-0.00%
HF Holdings, Inc.(d)(n)	36,820	0
Total Common Stocks & Other Equity Interests (Cost $6,855,236)		0

Money Market Funds-3.83%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(o)(p)	11,030,314	11,030,314

	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(o)(p)	12,718,037	$ 12,725,668
Invesco Treasury Portfolio, Institutional Class, 0.02%(o)(p)	12,606,073	12,606,073
Total Money Market Funds (Cost $36,364,010)		36,362,055
TOTAL INVESTMENTS IN SECURITIES-98.25% (Cost $966,032,166)		933,309,680
OTHER ASSETS LESS LIABILITIES–1.75%		16,636,027
NET ASSETS–100.00%		$949,945,707

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
Conv.	- Convertible
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $524,619,359, which represented 55.23% of the Fund’s Net Assets.

(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $16,204,418, which represented 1.71% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1L.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	Non-income producing security.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Senior Loan ETF	$16,338,570	$-	$(14,197,599)	$520,100	$(2,661,071)	$-	$ 59,269
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	12,220,019	115,163,361	(116,353,066)	-	-	11,030,314	11,320
Invesco Liquid Assets Portfolio, Institutional Class	9,419,290	88,223,750	(84,919,891)	(2,876)	5,395	12,725,668	23,245
Invesco Treasury Portfolio, Institutional Class	13,965,736	131,615,270	(132,974,933)	-	-	12,606,073	10,966
Total	$51,943,615	$335,002,381	$(348,445,489)	$517,224	$(2,655,676)	$36,362,055	$104,800

(p) The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco High Yield Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to		Unrealized Appreciation (Depreciation)
	Counterparty	Deliver	Receive
Currency Risk
11/20/2020	Canadian Imperial Bank of Commerce	GBP 853,000	USD 1,114,393	$ (26,339)
11/20/2020	Goldman Sachs International	EUR 5,843,000	USD 6,903,849	(80,721)
Total Forward Foreign Currency Contracts				$(107,060)

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit CDX North America High Yield Index, Series 34, Version 8	Buy	(5.00)%	Quarterly	06/20/2025	3.645%	USD 18,600,000	$(119,730)	$(1,063,381)	$(943,651)

(a)

Implied credit spreads represent the current level, as of August 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

Portfolio Composition*

By credit quality, based on total investments

as of August 31, 2020

AAA	1.65%
AA	0.09
A	1.67
BBB	7.78
BB	43.52
B	26.47
CCC	13.35
CC	0.02
D	0.03
Non-Rated	2.83
Cash	2.59

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco High Yield Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $929,668,156)	$896,947,625

Investments in affiliated money market funds, at value (Cost $36,364,010)	36,362,055

Foreign currencies, at value (Cost $368,050)	369,165

Receivable for:
Investments sold	4,818,707

Fund shares sold	598,207

Dividends	2,612

Interest	17,029,873

Investments matured, at value (Cost $453,584)	107,630

Investment for trustee deferred compensation and retirement plans	349,300

Other assets	101,804

Total assets	956,686,978

Liabilities:
Other investments:
Variation margin payable – centrally cleared swap agreements	21,167

Unrealized depreciation on forward foreign currency contracts outstanding	107,060

Payable for:
Investments purchased	3,574,414

Dividends	1,076,186

Fund shares reacquired	745,184

Amount due custodian	15,406

Accrued fees to affiliates	490,046

Accrued trustees’ and officers’ fees and benefits	4,482

Accrued other operating expenses	284,973

Trustee deferred compensation and retirement plans	422,353

Total liabilities	6,741,271

Net assets applicable to shares outstanding	$949,945,707

Net assets consist of:
Shares of beneficial interest	$1,195,992,731

Distributable earnings (loss)	(246,047,024)

$949,945,707

Net Assets:
Class A	$643,768,210

Class C	$32,052,257

Class Y	$61,782,244

Investor Class	$74,834,551

Class R5	$42,389,387

Class R6	$95,119,058

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	166,358,752

Class C	8,302,225

Class Y	15,922,818

Investor Class	19,351,903

Class R5	10,996,485

Class R6	24,609,755

Class A:
Net asset value per share	$3.87

Maximum offering price per share (Net asset value of $3.87 ÷ 95.75%)	$4.04

Class C:
Net asset value and offering price per share	$3.86

Class Y:
Net asset value and offering price per share	$3.88

Investor Class:
Net asset value and offering price per share	$3.87

Class R5:
Net asset value and offering price per share	$3.85

Class R6:
Net asset value and offering price per share	$3.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco High Yield Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$32,595,802

Dividends	157,673

Dividends from affiliates	104,800

Total investment income	32,858,275

Expenses:
Advisory fees	2,624,157

Administrative services fees	72,884

Custodian fees	9,322

Distribution fees:
Class A	756,285

Class C	159,467

Investor Class	91,976

Transfer agent fees – A, C, Y and Investor	684,624

Transfer agent fees – R5	21,960

Transfer agent fees – R6	9,624

Trustees’ and officers’ fees and benefits	14,839

Registration and filing fees	53,498

Reports to shareholders	72,181

Professional services fees	194,441

Other	16,389

Total expenses	4,781,647

Less: Fees waived and/or expense offset arrangement(s)	(15,522)

Net expenses	4,766,125

Net investment income	28,092,150

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(32,616,456)

Foreign currencies	125,064

Forward foreign currency contracts	(618,587)

Option contracts written	127,167

Swap agreements	(5,775,643)

(38,758,455)

Change in net unrealized appreciation (depreciation) of:
Investment securities	15,251,901

Foreign currencies	49,005

Forward foreign currency contracts	41,555

Swap agreements	(549,605)

14,792,856

Net realized and unrealized gain (loss)	(23,965,599)

Net increase in net assets resulting from operations	$4,126,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                      Invesco High Yield Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31, 2020	February 29, 2020

Operations:

Net investment income	$28,092,150	$58,632,597

Net realized gain (loss)	(38,758,455)	(21,825,278)

Change in net unrealized appreciation	14,792,856	2,747,356

Net increase in net assets resulting from operations	4,126,551	39,554,675

Distributions to shareholders from distributable earnings:

Class A	(19,555,020)	(38,994,977)

Class C	(911,518)	(1,808,858)

Class Y	(2,002,522)	(4,886,397)

Investor Class	(2,374,811)	(4,667,659)

Class R5	(1,493,204)	(3,764,959)

Class R6	(5,348,555)	(11,783,723)

Total distributions from distributable earnings	(31,685,630)	(65,906,573)

Share transactions–net:

Class A	(3,676,311)	(5,464,341)

Class C	(2,756,827)	(1,015,015)

Class Y	1,639,475	(49,924,429)

Investor Class	(3,452,485)	2,533,035

Class R5	(11,411,434)	(7,920,168)

Class R6	(88,790,929)	7,796,010

Net increase (decrease) in net assets resulting from share transactions	(108,448,511)	(53,994,908)

Net increase (decrease) in net assets	(136,007,590)	(80,346,806)

Net assets:

Beginning of period	1,085,953,297	1,166,300,103

End of period	$949,945,707	$1,085,953,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                      Invesco High Yield Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/20	$3.96	$0.11	$(0.08)	$0.03	$(0.12)	$–	$(0.12)	$3.87	0.96%		$643,768	1.06	%(d)	1.06	%(d)	5.72	%(d)	34%
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53		663,578	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.28		685,222	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.13	3.07		701,560	1.07		1.08		4.69		56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.91		828,560	1.00		1.01		5.10		99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	–	(0.24)	3.83	(7.43)		744,564	1.03		1.03		5.39		84
Class C
Six months ended 08/31/20	3.95	0.09	(0.08)	0.01	(0.10)	–	(0.10)	3.86	0.57		32,052	1.81	(d)	1.81	(d)	4.97	(d)	34
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	–	(0.20)	3.95	2.75		35,743	1.76		1.77		4.34		62
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	–	(0.18)	4.04	2.50		37,607	1.90		1.90		4.21		34
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	–	(0.18)	4.12	2.29		88,812	1.82		1.83		3.94		56
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09		101,572	1.75		1.76		4.35		99
Year ended 02/29/16	4.37	0.19	(0.54)	(0.35)	(0.20)	–	(0.20)	3.82	(8.18)		92,310	1.78		1.78		4.64		84
Class Y
Six months ended 08/31/20	3.97	0.11	(0.08)	0.03	(0.12)	–	(0.12)	3.88	1.09		61,782	0.81	(d)	0.81	(d)	5.97	(d)	34
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	–	(0.24)	3.97	3.54		61,065	0.76		0.77		5.34		62
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	–	(0.22)	4.07	3.79		112,350	0.90		0.90		5.21		34
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	–	(0.22)	4.14	3.09		116,954	0.82		0.83		4.94		56
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44		201,080	0.75		0.76		5.35		99
Year ended 02/29/16	4.39	0.24	(0.54)	(0.30)	(0.25)	–	(0.25)	3.84	(7.18)		88,893	0.78		0.78		5.64		84
Investor Class
Six months ended 08/31/20	3.96	0.11	(0.08)	0.03	(0.12)	–	(0.12)	3.87	0.96		74,835	1.06	(d)	1.06	(d)	5.72	(d)	34
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53		80,043	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.31		79,404	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.13	3.11	(e)	97,913	1.01	(e)	1.02	(e)	4.75	(e)	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95	(e)	105,545	0.96	(e)	0.97	(e)	5.14	(e)	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	–	(0.24)	3.83	(7.40	)(e)	100,212	1.01	(e)	1.01	(e)	5.41	(e)	84
Class R5
Six months ended 08/31/20	3.94	0.11	(0.08)	0.03	(0.12)	–	(0.12)	3.85	1.11		42,389	0.73	(d)	0.73	(d)	6.05	(d)	34
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.94	3.75		55,520	0.68		0.69		5.42		62
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.04	3.59		64,804	0.84		0.84		5.27		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.12	3.40		75,185	0.75		0.76		5.01		56
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32		88,644	0.66		0.67		5.44		99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	–	(0.25)	3.82	(7.15)		86,239	0.69		0.69		5.73		84
Class R6
Six months ended 08/31/20	3.95	0.11	(0.06)	0.05	(0.13)	–	(0.13)	3.87	1.42		95,119	0.64	(d)	0.64	(d)	6.14	(d)	34
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.95	3.70		190,003	0.59		0.60		5.51		62
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	–	(0.23)	4.05	3.94		186,913	0.75		0.75		5.36		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.12	3.49		195,027	0.66		0.67		5.10		56
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42		157,367	0.57		0.58		5.53		99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	–	(0.25)	3.82	(7.07)		125,310	0.60		0.60		5.82		84

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $600,309, $31,646, $59,195, $73,009 , $43,573 and $153,375 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19%, 0.21% and 0.23% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                      Invesco High Yield Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

  The Fund’s investment objective is total return through growth of capital and current income.

  The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

20                      Invesco High Yield Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

21                      Invesco High Yield Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of

22                      Invesco High Yield Fund

liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

23                      Invesco High Yield Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 200 million	0.625%
Next $300 million	0.550%
Next $500 million	0.500%
Over $1 billion	0.450%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.54%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $13,693.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $27,718 in front-end sales commissions from the sale of Class A shares and $7,378 and $582 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

24                      Invesco High Yield Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ –	$852,141,286	$0	$852,141,286
Asset-Backed Securities	–	19,276,623	–	19,276,623
Non-U.S. Dollar Denominated Bonds & Notes	–	9,588,930	–	9,588,930
Variable Rate Senior Loan Interests	–	8,228,216	–	8,228,216
U.S. Treasury Securities	–	7,010,971	–	7,010,971
Agency Credit Risk Transfer Notes	–	701,599	–	701,599
Common Stocks & Other Equity Interests	–	–	0	0
Money Market Funds	36,362,055	–	–	36,362,055
Total Investments in Securities	36,362,055	896,947,625	0	933,309,680

Other Investments - Assets*
Investments Matured	–	107,630	0	107,630

Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(107,060)	–	(107,060)
Swap Agreements	–	(943,651)	–	(943,651)
	–	(1,050,711)	–	(1,050,711)
Total Other Investments	–	(943,081)	0	(943,081)
Total Investments	$36,362,055	$896,004,544	$0	$932,366,599

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared(a)	$(943,651)	$-	$(943,651)
Unrealized depreciation on forward foreign currency contracts outstanding	-	(107,060)	(107,060)
Total Derivative Liabilities	(943,651)	(107,060)	(1,050,711)
Derivatives not subject to master netting agreements	943,651	-	943,651
Total Derivative Liabilities subject to master netting agreements	$-	$(107,060)	$(107,060)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Canadian Imperial Bank of Commerce	$-	$ (26,339)	$ (26,339)	$-	$-	$(26,339)
Goldman Sachs International	-	(80,721)	(80,721)	-	-	(80,721)
Total	$-	$(107,060)	$(107,060)	$-	$-	$(107,060)

25                      Invesco High Yield Fund

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(618,587)	$-	$-	$ (618,587)
Options written	-	-	-	127,167	127,167
Swap agreements	(2,239,682)	-	(3,535,961)	-	(5,775,643)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	41,555	-	-	41,555
Swap agreements	(943,651)	-	-	394,046	(549,605)
Total	$(3,183,333)	$(577,032)	$(3,535,961)	$521,213	$(6,775,113)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Swaptions Written	Swap Agreements
Average notional value	$11,002,924	$19,000,000	$93,794,400

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,829.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$56,282,480	$110,216,014	$166,498,494

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

26                      Invesco High Yield Fund

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $314,462,735 and $443,236,836, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$52,585,264

Aggregate unrealized (depreciation) of investments	(93,871,278)

Net unrealized appreciation (depreciation) of investments	$(41,286,014)

Cost of investments for tax purposes is $973,652,613.

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended August 31, 2020(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	16,667,884	$60,830,127	23,841,441	$97,035,143

Class C	1,510,476	5,401,154	3,327,980	13,502,209

Class Y	9,997,161	35,099,655	7,578,729	30,934,255

Investor Class	6,284,539	23,084,902	12,534,765	50,900,080

Class R5	767,050	2,780,086	4,044,966	16,396,532

Class R6	4,558,975	16,300,269	10,619,933	43,170,211

Issued as reinvestment of dividends:
Class A	3,965,802	14,441,096	7,073,317	28,695,757

Class C	177,429	644,711	324,143	1,311,503

Class Y	391,424	1,430,979	872,444	3,550,538

Investor Class	529,660	1,927,812	956,579	3,878,323

Class R5	412,345	1,492,775	931,449	3,764,899

Class R6	1,403,500	5,066,400	2,850,554	11,540,297

Automatic conversion of Class C shares to Class A shares:
Class A	673,165	2,506,578	1,137,000	4,626,129

Class C	(674,802)	(2,506,578)	(1,139,802)	(4,626,129)

Reacquired:
Class A	(22,554,829)	(81,454,112)	(33,465,100)	(135,821,370)

Class C	(1,761,037)	(6,296,114)	(2,762,570)	(11,202,598)

Class Y	(9,849,022)	(34,891,159)	(20,705,904)	(84,409,222)

Investor Class	(7,688,672)	(28,465,199)	(12,851,746)	(52,245,368)

Class R5	(4,264,014)	(15,684,295)	(6,925,624)	(28,081,599)

Class R6	(29,443,404)	(110,157,598)	(11,587,672)	(46,914,498)

Net increase (decrease) in share activity	(28,896,370)	$(108,448,511)	(13,345,118)	$(53,994,908)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

27                      Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,009.60	$5.37	$1,019.86	$5.40	1.06%
Class C	1,000.00	1,005.70	9.15	1,016.08	9.20	1.81
Class Y	1,000.00	1,010.90	4.11	1,021.12	4.13	0.81
Investor Class	1,000.00	1,009.60	5.37	1,019.86	5.40	1.06
Class R5	1,000.00	1,013.70	3.71	1,021.53	3.72	0.73
Class R6	1,000.00	1,014.20	3.25	1,021.98	3.26	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                      Invesco High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s security selection in and underweight exposure to certain industries and sectors negatively impacted Fund performance. Additionally, the Board noted that an underweight allocation to BB-rated bonds also negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its

29                      Invesco High Yield Fund

various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

30                      Invesco High Yield Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers:811-05686 and 033-39519                        Invesco Distributors, Inc.                                                                                      HYI-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco High Yield Bond Factor Fund
Nasdaq:
A: OGYAX ∎ C: OGYCX ∎ R: OGYNX ∎ Y: OGYYX ∎ R5: GBHYX ∎ R6: OGYIX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco High Yield Bond Factor Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.66%
Class C Shares	2.27
Class R Shares	2.53
Class Y Shares	2.78
Class R5 Shares	2.78
Class R6 Shares	2.78
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	3.04

Source(s): ▼RIMES Technologies Corp.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3	Invesco High Yield Bond Factor Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (11/8/13)	2.93%
5 Years	3.68
1 Year	-0.16

Class C Shares
Inception (11/8/13)	2.86%
5 Years	3.85
1 Year	2.51

Class R Shares
Inception (11/8/13)	3.33%
5 Years	4.32
1 Year	3.99

Class Y Shares
Inception (11/8/13)	3.89%
5 Years	4.89
1 Year	4.53

Class R5 Shares
Inception	3.63%
5 Years	4.64
1 Year	4.54

Class R6 Shares
Inception (11/8/13)	3.93%
5 Years	4.93
1 Year	4.44

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global High Yield Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco High Yield Bond Factor Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco High Yield Bond Factor Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5	Invesco High Yield Bond Factor Fund

Schedule of Investments(a)

August 31, 2020

(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes-95.85%
Advertising-1.33%
Cxloyalty Group, Inc., 15.50% PIK Rate, 12.50% Cash Rate, 11/10/2022(b)(c)	$58,521	$35,112

MDC Partners, Inc., 6.50%, 05/01/2024(b)	284,000	271,649

National CineMedia LLC, 5.75%, 08/15/2026	200,000	133,712

		440,473

Aerospace & Defense-2.95%
Bombardier, Inc. (Canada), 8.75%, 12/01/2021(b)	165,000	157,850

5.75%, 03/15/2022(b)	70,000	62,545

Howmet Aerospace, Inc., 5.90%, 02/01/2027	100,000	113,223

Signature Aviation US Holdings, Inc., 5.38%, 05/01/2026(b)	100,000	103,290

Spirit AeroSystems, Inc., 3.95%, 06/15/2023	343,000	292,407

SSL Robotics LLC, 9.75%, 12/31/2023(b)	220,000	249,128

		978,443

Agricultural Products-0.65%
JBS Investments II GmbH, 7.00%, 01/15/2026(b)	200,000	216,619

Airlines-1.44%
Air Canada (Canada), 7.75%, 04/15/2021(b)	180,000	180,653

American Airlines Group, Inc., 5.00%, 06/01/2022(b)	307,000	198,948

United Airlines Holdings, Inc., 4.25%, 10/01/2022	107,000	99,142

		478,743

Alternative Carriers-0.80%
Level 3 Financing, Inc., 5.25%, 03/15/2026	98,000	102,297

4.63%, 09/15/2027(b)	155,000	162,641

		264,938

Apparel Retail-1.49%
L Brands, Inc., 6.88%, 11/01/2035	313,000	320,888

Michaels Stores, Inc., 8.00%, 07/15/2027(b)	170,000	171,987

		492,875

Apparel, Accessories & Luxury Goods-0.51%
Under Armour, Inc., 3.25%, 06/15/2026	179,000	168,260

Auto Parts & Equipment-1.29%
Adient Global Holdings Ltd., 4.88%, 08/15/2026(b)	200,000	187,875

Tenneco, Inc., 5.00%, 07/15/2026	326,000	239,824

		427,699

Automobile Manufacturers-3.31%
Ford Motor Co., 7.13%, 11/15/2025	75,000	85,031

6.63%, 10/01/2028	400,000	441,000

	Principal
	Amount	Value

Automobile Manufacturers-(continued)
Ford Motor Credit Co. LLC, 4.13%, 08/04/2025	$350,000	$352,653

General Motors Financial Co., Inc., 4.35%, 04/09/2025	200,000	218,949

		1,097,633

Automotive Retail-0.43%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	135,000	141,750

Broadcasting-2.80%
AMC Networks, Inc., 5.00%, 04/01/2024	157,000	160,238

4.75%, 08/01/2025	135,000	139,928

Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024	49,000	48,148

iHeartCommunications, Inc., 8.38%, 05/01/2027	64,671	65,112

TEGNA, Inc., 5.00%, 09/15/2029(b)	310,000	312,108

Univision Communications, Inc., 5.13%, 02/15/2025(b)	200,000	201,750

		927,284

Cable & Satellite-3.72%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 02/15/2026(b)	175,000	183,629

5.13%, 05/01/2027(b)	175,000	186,612

CSC Holdings LLC, 6.50%, 02/01/2029(b)	287,000	323,951

DISH DBS Corp., 7.75%, 07/01/2026	220,000	252,178

Liberty Interactive LLC, 8.25%, 02/01/2030	195,000	210,077

Telenet Finance Luxembourg Notes S.a.r.l. (Belgium), 5.50%, 03/01/2028(b)	70,000	74,760

		1,231,207

Casinos & Gaming-2.78%
Boyd Gaming Corp., 6.38%, 04/01/2026	160,000	167,024

MGM Resorts International, 6.00%, 03/15/2023	260,000	274,788

5.75%, 06/15/2025	175,000	188,040

Penn National Gaming, Inc., 5.63%, 01/15/2027(b)	215,000	222,815

Scientific Games International, Inc., 8.25%, 03/15/2026(b)	65,000	67,069

		919,736

Coal & Consumable Fuels-0.44%
Murray Energy Corp., 12.00%, 04/15/2024(b)(d)	130,760	83

Peabody Energy Corp., 6.00%, 03/31/2022(b)	173,000	80,986

6.38%, 03/31/2025(b)	188,000	63,567

		144,636

Commodity Chemicals-1.21%
Olin Corp., 5.63%, 08/01/2029	400,000	400,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Communications Equipment-1.27%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	$107,000	$109,842

Telefonaktiebolaget LM Ericsson (Sweden), 4.13%, 05/15/2022	159,000	167,079

ViaSat, Inc., 5.63%, 04/15/2027(b)	136,000	144,475

		421,396

Construction & Engineering-0.38%
Tutor Perini Corp., 6.88%, 05/01/2025(b)	130,000	125,450

Consumer Finance-3.20%
Navient Corp., 7.25%, 01/25/2022	74,000	77,865

5.50%, 01/25/2023	267,000	276,432

6.75%, 06/25/2025	160,000	167,068

OneMain Finance Corp., 7.75%, 10/01/2021	279,000	292,887

5.63%, 03/15/2023	233,000	247,708

		1,061,960

Department Stores-1.34%
Macy’s Retail Holdings LLC, 3.63%, 06/01/2024	422,000	320,754

Nordstrom, Inc., 4.38%, 04/01/2030	151,000	121,995

		442,749

Distributors-0.27%
Resideo Funding, Inc., 6.13%, 11/01/2026(b)	88,000	88,938

Diversified Banks-1.57%
Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(e)(f)	40,000	45,883

Banco Mercantil del Norte, S.A. (Mexico), 7.50%(b)(e)(f)	160,000	161,351

Deutsche Bank AG (Germany), 4.30%, 05/24/2028(e)	318,000	311,938

		519,172

Diversified Chemicals-0.91%
Chemours Co. (The), 6.63%, 05/15/2023	301,000	303,256

Diversified Metals & Mining-1.36%
FMG Resources August 2006 Pty. Ltd. (Australia), 4.75%, 05/15/2022(b)	311,000	322,188

Hudbay Minerals, Inc. (Peru), 7.63%, 01/15/2025(b)	125,000	129,930

		452,118

Diversified REITs-0.43%
iStar, Inc., 5.25%, 09/15/2022 REIT	142,000	144,102

Diversified Support Services-0.62%
Algeco Global Finance PLC (United Kingdom), 8.00%, 02/15/2023(b)	200,000	204,623

Education Services-0.93%
Graham Holdings Co., 5.75%, 06/01/2026(b)	290,000	308,432

	Principal
	Amount	Value

Electric Utilities-0.89%
Talen Energy Supply LLC, 6.50%, 06/01/2025	$102,000	$71,389

10.50%, 01/15/2026(b)	116,000	93,427

7.25%, 05/15/2027(b)	127,000	130,390

		295,206

Electrical Components & Equipment-0.15%
EnerSys, 4.38%, 12/15/2027(b)	47,000	48,498

Electronic Equipment & Instruments-0.15%
MTS Systems Corp., 5.75%, 08/15/2027(b)	50,000	50,822

Fertilizers & Agricultural Chemicals-0.63%
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	200,000	208,500

Food Retail-0.64%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	143,000	146,361

Ingles Markets, Inc., 5.75%, 06/15/2023	64,000	65,159

		211,520

Gas Utilities-0.39%
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.75%, 03/01/2025	125,000	128,581

Health Care Facilities-3.71%
Community Health Systems, Inc., 8.00%, 03/15/2026(b)	334,000	346,441

HCA, Inc., 5.88%, 05/01/2023	288,000	315,779

7.69%, 06/15/2025	163,000	196,194

5.38%, 09/01/2026	170,000	193,367

Tenet Healthcare Corp., 8.13%, 04/01/2022	165,000	178,324

		1,230,105

Health Care Services-2.20%
AMN Healthcare, Inc., 4.63%, 10/01/2027(b)	197,000	206,321

Envision Healthcare Corp., 8.75%, 10/15/2026(b)	58,000	25,727

MEDNAX, Inc., 5.25%, 12/01/2023(b)	200,000	204,001

6.25%, 01/15/2027(b)	246,000	261,072

Omnicare, Inc., 4.75%, 12/01/2022	30,000	32,109

		729,230

Homebuilding-1.78%
Beazer Homes USA, Inc., 6.75%, 03/15/2025	70,000	72,180

Lennar Corp., 4.75%, 04/01/2021	152,000	153,866

Taylor Morrison Communities, Inc., 6.00%, 09/01/2023(b)	8,000	8,237

5.88%, 06/15/2027(b)	130,000	146,279

Toll Brothers Finance Corp., 5.88%, 02/15/2022	200,000	209,125

		589,687

Hotels, Resorts & Cruise Lines-5.54%
Carnival Corp., 11.50%, 04/01/2023(b)	340,000	379,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Hotels, Resorts & Cruise Lines-(continued)
Marriott International, Inc., 3.60%, 04/15/2024	$304,000	$314,775

Series EE, 5.75%, 05/01/2025	22,000	24,724

Royal Caribbean Cruises Ltd.,
5.25%, 11/15/2022	177,000	158,719

9.13%, 06/15/2023(b)	150,000	158,063

Sabre GLBL, Inc., 5.38%, 04/15/2023(b)	180,000	182,269

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	150,000	124,847

Wyndham Destinations, Inc.,
4.25%, 03/01/2022	309,000	312,966

5.40%, 04/01/2024	175,000	179,105

		1,835,246

Household Products-0.65%
Central Garden & Pet Co., 6.13%, 11/15/2023	210,000	215,228

Independent Power Producers & Energy Traders-0.59%
TerraForm Power Operating LLC, 4.25%, 01/31/2023(b)	188,000	195,069

Industrial Conglomerates-0.97%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 02/01/2022	317,000	321,272

Industrial Machinery-0.64%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	131,000	128,530
EnPro Industries, Inc., 5.75%, 10/15/2026	80,000	83,885

		212,415

Integrated Oil & Gas-1.11%
Occidental Petroleum Corp., 2.90%, 08/15/2024	400,000	368,748

Integrated Telecommunication Services-2.24%
Altice France S.A. (France), 7.38%, 05/01/2026(b)	75,000	79,703

Embarq Corp., 8.00%, 06/01/2036	272,000	326,794

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	305,000	337,173

		743,670

Interactive Media & Services-1.00%
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	325,000	254,285

6.63%, 08/15/2027(b)	135,000	76,106

		330,391

Internet & Direct Marketing Retail-0.91%
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	329,000	302,937

Investment Banking & Brokerage-0.31%
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	115,000	103,800

Leisure Facilities-0.21%
Cinemark USA, Inc., 4.88%, 06/01/2023	75,000	69,195

Life Sciences Tools & Services-0.50%
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	158,000	166,562

	Principal Amount	Value

Managed Health Care-0.88%
Centene Corp., 4.75%, 05/15/2022	$288,000	$ 291,600

Marine-0.06%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. (Greece), 7.38%, 01/15/2022(b)	46,000	19,464

Metal & Glass Containers-1.81%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 02/15/2025(b)	265,000	276,693

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	306,000	322,259

		598,952

Mortgage REITs-0.80%
Starwood Property Trust, Inc., 5.00%, 12/15/2021	259,000	263,588

Multi-line Insurance-0.64%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	200,000	211,449

Office Services & Supplies-1.23%
ACCO Brands Corp., 5.25%, 12/15/2024(b)	80,000	82,109

Pitney Bowes, Inc.,
5.38%, 05/15/2022	219,000	217,306

5.70%, 04/01/2023	109,000	108,307

		407,722

Oil & Gas Drilling-0.10%
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	70,000	28,218

Transocean, Inc., 7.50%, 04/15/2031	20,000	4,100

		32,318

Oil & Gas Equipment & Services-0.05%
Basic Energy Services, Inc., 10.75%, 10/15/2023(b)	25,000	5,063

SESI LLC, 7.75%, 09/15/2024	50,000	12,151

		17,214

Oil & Gas Exploration & Production-5.83%
Aker BP A.S.A. (Norway), 6.00%, 07/01/2022(b)	281,000	286,756

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	88,000	82,554

California Resources Corp., 8.00%, 12/15/2022(b)(d)	32,000	860

Comstock Resources, Inc., 9.75%, 08/15/2026	15,000	15,907

Continental Resources, Inc., 5.00%, 09/15/2022	200,000	200,050

Denbury Resources, Inc., 9.25%, 03/31/2022(b)(d)	60,000	30,211

Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 05/15/2023	137,000	128,640

Gulfport Energy Corp., 6.38%, 05/15/2025	135,000	80,142

HighPoint Operating Corp., 8.75%, 06/15/2025	16,000	4,080

Hilcorp Energy I L.P./Hilcorp Finance Co.,
5.75%, 10/01/2025(b)	37,000	34,915

6.25%, 11/01/2028(b)	325,000	306,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Oil & Gas Exploration & Production-(continued)
Montage Resources Corp., 8.88%, 07/15/2023	$215,000	$220,507

Murphy Oil Corp.,
4.00%, 06/01/2022	141,000	140,558

6.88%, 08/15/2024	100,000	101,790

Oasis Petroleum, Inc., 6.88%, 03/15/2022	55,000	10,863

Southwestern Energy Co., 4.10%, 03/15/2022	290,000	286,669

		1,931,126

Oil & Gas Refining & Marketing-3.77%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	200,000	198,703

EnLink Midstream Partners L.P.,
4.15%, 06/01/2025	75,000	67,037

4.85%, 07/15/2026	175,000	153,111

PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	350,000	333,233

Puma International Financing S.A. (Singapore), 5.00%, 01/24/2026(b)	200,000	176,039

Sunoco L.P./Sunoco Finance Corp., 4.88%, 01/15/2023	314,000	320,266

		1,248,389

Oil & Gas Storage & Transportation-2.12%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/2022(b)	322,000	321,106

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 04/01/2023	129,000	127,374

EQM Midstream Partners L.P., 4.75%, 07/15/2023	250,000	255,190

		703,670

Other Diversified Financial Services-0.91%
CNG Holdings, Inc., 12.50%, 06/15/2024(b)	43,000	38,400

Operadora de Servicios Mega S.A. de C.V. Sofom ER (Mexico), 8.25%, 02/11/2025(b)	200,000	176,625

Washington Prime Group L.P., 6.45%, 08/15/2024	165,000	86,830

		301,855

Packaged Foods & Meats-1.88%
Kraft Heinz Foods Co. (The), 3.95%, 07/15/2025	175,000	190,460

Pilgrim’s Pride Corp.,
5.75%, 03/15/2025(b)	160,000	164,600

5.88%, 09/30/2027(b)	140,000	148,925

TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	115,000	118,767

		622,752

Personal Products-0.81%
Avon International Operations, Inc. (United Kingdom), 7.88%, 08/15/2022(b)	199,000	202,032

Edgewell Personal Care Co., 4.70%, 05/24/2022	65,000	68,127

		270,159

	Principal Amount	Value

Pharmaceuticals-1.88%
Bausch Health Americas, Inc., 8.50%, 01/31/2027(b)	$115,000	$126,663

Bausch Health Cos., Inc.,
5.88%, 05/15/2023(b)	6,000	6,004

9.00%, 12/15/2025(b)	60,000	65,754

5.75%, 08/15/2027(b)	175,000	188,344

7.25%, 05/30/2029(b)	60,000	65,951

Elanco Animal Health, Inc., 5.90%, 08/28/2028	142,000	170,045

		622,761

Precious Metals & Minerals-0.01%
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/01/2022(b)(d)	142,000	2,450

Property & Casualty Insurance-0.17%
MBIA, Inc., 5.70%, 12/01/2034	73,000	56,575

Real Estate Services-0.10%
Realogy Group LLC/Realogy Co-Issuer Corp., 9.38%, 04/01/2027(b)	31,000	32,314

Security & Alarm Services-0.26%
ADT Security Corp. (The), 6.25%, 10/15/2021	80,000	84,730

Specialized Finance-0.85%
Alpha Holding S.A. de C.V. (Mexico), 9.00%, 02/10/2025(b)	355,000	281,338

Specialized REITs-1.70%
CoreCivic, Inc., 4.63%, 05/01/2023	192,000	183,000

GEO Group, Inc. (The), 5.13%, 04/01/2023	274,000	226,906

Iron Mountain, Inc., 4.88%, 09/15/2029(b)	147,000	152,880

		562,786

Steel-0.93%
Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)	303,000	309,817

Technology Distributors-0.98%
Ingram Micro, Inc., 5.45%, 12/15/2024	303,000	325,226

Technology Hardware, Storage & Peripherals-1.12%
Dell International LLC/EMC Corp., 5.88%, 06/15/2021(b)	84,000	84,236

Xerox Corp., 6.75%, 12/15/2039	266,000	285,763

		369,999

Tires & Rubber-0.60%
FXI Holdings, Inc., 7.88%, 11/01/2024(b)	204,000	198,515

Tobacco-0.75%
Vector Group Ltd., 6.13%, 02/01/2025(b)	243,000	247,228

Trading Companies & Distributors-0.41%
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	130,000	136,500

Trucking-0.16%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/2023	53,000	53,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Wireless Telecommunication Services-2.40%
Sprint Capital Corp., 8.75%, 03/15/2032	$57,000	$86,152

Sprint Corp., 7.63%, 02/15/2025	145,000	173,910

United States Cellular Corp., 6.70%, 12/15/2033	288,000	374,525

Vodafone Group PLC (United Kingdom), 7.00%, 04/04/2079(e)	133,000	160,125

		794,712

Total U.S. Dollar Denominated Bonds & Notes (Cost $31,727,085)		31,758,371

Asset-Backed Securities-0.73%
Madison Park Funding XI Ltd., Series 2013-11A, Class DR, 3.51% (3 mo. USD LIBOR + 3.25%), 07/23/2029 (Cost $244,425)(b)(g)	250,000	240,766

U.S. Treasury Securities-0.45%
U.S. Treasury Bills-0.45%
0.15% - 0.40%, 09/03/2020 (Cost $149,998)(h)(i)	150,000	149,998

Variable Rate Senior Loan Interests-0.04%(j)
Apparel, Accessories & Luxury Goods-0.03%
Claire’s Stores, Inc., Term Loan, 6.81% (1 mo. USD LIBOR + 6.50%), 12/18/2026(g)	12,549	9,996

Coal & Consumable Fuels-0.01%
Murray Energy Corp., Term Loan B-2, 0.00%, 10/17/2022(d)(k)	138,003	3,588

Total Variable Rate Senior Loan Interests (Cost $143,020)		13,584

Investment Abbreviations:

LIBOR - London Interbank Offered Rate
Pfd. - Preferred
PIK - Pay-in-Kind
REIT - Real Estate Investment Trust
USD - U.S. Dollar
Wts. - Warrants

	Shares	Value

Common Stocks & Other Equity Interests-0.02%
Advertising-0.00%
Cxloyalty Group, Inc., Wts. Expiring April 10, 2024(l)(m)	39	$0

Apparel, Accessories & Luxury Goods-0.02%
Claire’s Stores, Inc.(l)	20	7,588

Total Common Stocks & Other Equity Interests (Cost $24,938)		7,588

Preferred Stocks-0.00%
Apparel, Accessories & Luxury Goods-0.00%
Claire’s Stores, Inc., Series A, Pfd. (Cost $3,125)	5	875

Money Market Funds-0.54%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(n)(o)	61,863	61,863

Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(n)(o)	44,161	44,188

Invesco Treasury Portfolio, Institutional Class, 0.02%(n)(o)	70,700	70,700

Total Money Market Funds (Cost $176,751)		176,751

TOTAL INVESTMENTS IN SECURITIES-97.63% (Cost $32,469,342)		32,347,933

OTHER ASSETS LESS LIABILITIES–2.37%		785,077

NET ASSETS-100.00%		$33,133,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $14,713,857, which represented 44.41% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $37,192, which represented less than 1% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	The borrower has filed for protection in federal bankruptcy court.
(l)	Non-income producing security.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,423,448	$7,560,548	$(9,922,133)	$-	$-	$61,863	$1,177
Invesco Liquid Assets Portfolio, Institutional Class	-	339,348	(295,160)	-	-	44,188	7
Invesco Treasury Portfolio, Institutional Class	-	542,957	(472,257)	-	-	70,700	5
Total	$2,423,448	$8,442,853	$(10,689,550)	$-	$-	$176,751	$1,189

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	2	December-2020	$252,063	$496	$496
U.S. Treasury 10 Year Notes	4	December-2020	557,000	1,304	1,304
U.S. Treasury Long Bonds	1	December-2020	175,719	(596)	(596)
U.S. Treasury Ultra Bonds	2	December-2020	441,812	(1,427)	(1,427)
U.S. Treasury 10 Year Ultra Notes	4	December-2020	637,750	673	673
Subtotal–Long Futures Contracts				450	450

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	7	December-2020	(1,546,617)	(397)	(397)
Total Futures Contracts				$53	$53

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 34, Version 8	Sell	5.00%	Quarterly	06/20/2025	3.645%	USD 651,000	$(29,729)	$37,218	$66,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Bond Factor Fund

(a)	Swaps are collateralized by $20,134 cash held with Citigroup Global Markets, Inc., the Counterparty.
(b)

Implied credit spreads represent the current level, as of August 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Investment Abbreviations:

USD–U.S. Dollar

Portfolio Composition*

By credit quality, based on total investments

as of August 31, 2020

AAA	0.57%
AA	0.01
BBB	8.03
BB	60.17
B	23.68
CCC	4.36
CC	0.08
Non-Rated	0.34
Cash	2.76

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. Excluding money market funds, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Bond Factor Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $ 32,292,591)	$32,171,182

Investments in affiliated money market funds, at value (Cost $ 176,751)	176,751

Other investments:
Variation margin receivable - futures contracts	8,891

Variation margin receivable - centrally cleared swap agreements	900

Deposits with brokers:
Cash collateral - centrally cleared swap agreements	20,134

Cash	292,072

Receivable for:
Fund shares sold	14,372

Dividends	27

Interest	528,065

Investment for trustee deferred compensation and retirement plans	11,732

Other assets	67,417

Total assets	33,291,543

Liabilities:
Payable for:
Dividends	24,321

Fund shares reacquired	503

Accrued fees to affiliates	32,915

Accrued trustees’ and officers’ fees and benefits	5,807

Accrued other operating expenses	83,255

Trustee deferred compensation and retirement plans	11,732

Total liabilities	158,533

Net assets applicable to shares outstanding	$33,133,010

Net assets consist of:
Shares of beneficial interest	$37,994,162

Distributable earnings (loss)	(4,861,152)

$33,133,010

Net Assets:
Class A	$23,343,551

Class C	$5,520,378

Class R	$2,904,707

Class Y	$1,333,880

Class R5	$9,944

Class R6	$20,550

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,603,516

Class C	615,885

Class R	323,875

Class Y	148,714

Class R5	1,109

Class R6	2,292

Class A:
Net asset value per share	$8.97

Maximum offering price per share (Net asset value of $8.97 ÷ 95.75%)	$9.37

Class C:
Net asset value and offering price per share	$8.96

Class R:
Net asset value and offering price per share	$8.97

Class Y:
Net asset value and offering price per share	$8.97

Class R5:
Net asset value and offering price per share	$8.97

Class R6:
Net asset value and offering price per share	$8.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Bond Factor Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$986,585

Dividends	1,197

Dividends from affiliated money market funds	1,189

Total investment income	988,971

Expenses:
Advisory fees	57,932

Administrative services fees	2,456

Custodian fees	30,754

Distribution fees:
Class A	25,560

Class C	26,259

Class R	7,326

Transfer agent fees – A, C, R and Y	81,905

Transfer agent fees – R5	5

Transfer agent fees – R6	42

Trustees’ and officers’ fees and benefits	7,954

Registration and filing fees	72,187

Reports to shareholders	15,905

Professional services fees	45,063

Other	(30,904)

Total expenses	342,444

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(218,043)

Net expenses	124,401

Net investment income	864,570

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,082,916)

Foreign currencies	(13,850)

Forward foreign currency contracts	(23,047)

Futures contracts	178,768

Swap agreements	(9,142)

(950,187)

Change in net unrealized appreciation (depreciation) of:
Investment securities	701,511

Foreign currencies	6,367

Forward foreign currency contracts	3,982

Futures contracts	(21,869)

Swap agreements	66,947

756,938

Net realized and unrealized gain (loss)	(193,249)

Net increase in net assets resulting from operations	$671,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020, period ended February 29, 2020, and the year ended May 31, 2019

(Unaudited)

	Six Months Ended August 31, 2020	Nine Months Ended February 29, 2020	Year Ended May 31, 2019

Operations:
Net investment income	$ 864,570	$ 1,153,534	$ 2,128,138

Net realized gain (loss)	(950,187)	131,149	(1,159,579)

Change in net unrealized appreciation (depreciation)	756,938	(10,653)	128,199

Net increase in net assets resulting from operations	671,321	1,274,030	1,096,758

Distributions to shareholders from distributable earnings:
Class A	(643,807)	(808,286)	(1,229,430)

Class C	(134,896)	(172,968)	(323,053)

Class R	(82,947)	(98,117)	(132,581)

Class Y	(36,931)	(43,829)	(84,453)

Class R5	(291)	(371)	(5)

Class R6	(2,570)	(3,852)	(391,557)

Total distributions from distributable earnings	(901,442)	(1,127,423)	(2,161,079)

Return of capital:
Class A	–	(42,363)	–

Class C	–	(9,065)	–

Class R	–	(5,142)	–

Class Y	–	(2,297)	–

Class R5	–	(19)	–

Class R6	–	(202)	–

Total return of capital	–	(59,088)	–

Total distributions	(901,442)	(1,186,511)	–

Share transactions–net:
Class A	58,204	611,835	1,660,139

Class C	(119,540)	(796,976)	(331,917)

Class R	(189,457)	254,611	703,228

Class Y	214,874	(408,281)	7,237

Class R5	–	–	10,000

Class R6	(88,076)	(13,627)	(12,756,849)

Net increase (decrease) in net assets resulting from share transactions	(123,995)	(352,438)	(10,708,162)

Net increase (decrease) in net assets	(354,116)	(264,919)	(11,772,483)

Net assets:
Beginning of period	33,487,126	33,752,045	45,524,528

End of period	$33,133,010	$33,487,126	$ 33,752,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/20	$8.99	$0.24	$(0.01)	$0.23	$(0.25)	$-	$(0.25)	$8.97	2.77	%(d)	$23,344	0.64	%(d)(e)	2.02	%(d)(e)	5.68	%(d)(e)	109%
Nine months ended 02/29/20	8.96	0.32	0.04	0.36	(0.31)	(0.02)	(0.33)	8.99	4.04		23,445	2.40	(f)	2.40	(f)	4.72	(f)	127
Year ended 05/31/19	9.17	0.51	(0.21)	0.30	(0.51)	-	(0.51)	8.96	3.42		22,791	1.78		1.78		5.61		56
Year ended 05/31/18	9.51	0.49	(0.34)	0.15	(0.49)	-	(0.49)	9.17	1.61		21,669	1.68		1.68		5.19		71
Year ended 05/31/17	9.07	0.45	0.45	0.90	(0.46)	-	(0.46)	9.51	10.08		27,376	1.59		1.59		4.85		89
Year ended 05/31/16	9.75	0.44	(0.67)	(0.23)	(0.45)	-	(0.45)	9.07	(2.22)		28,286	1.56		1.56		4.90		54
Year ended 05/31/15(g)	10.25	0.49	(0.50)	(0.01)	(0.49)	-	(0.49)	9.75	(0.07)		31,973	1.40		1.40		4.94		67
Class C
Six months ended 08/31/20	8.98	0.21	(0.01)	0.20	(0.22)	-	(0.22)	8.96	2.39		5,520	1.39	(e)	2.79	(e)	4.93	(e)	109
Nine months ended 02/29/20	8.96	0.27	0.03	0.30	(0.27)	(0.01)	(0.28)	8.98	3.39		5,719	3.17	(f)	3.17	(f)	4.02	(f)	127
Year ended 05/31/19	9.16	0.44	(0.19)	0.25	(0.45)	-	(0.45)	8.96	2.81		6,484	2.57		2.57		4.91		56
Year ended 05/31/18	9.50	0.42	(0.33)	0.09	(0.43)	-	(0.43)	9.16	0.90		6,972	2.47		2.47		4.50		71
Year ended 05/31/17	9.06	0.39	0.44	0.83	(0.39)	-	(0.39)	9.50	9.33		7,070	2.55		2.55		4.18		89
Year ended 05/31/16	9.75	0.38	(0.68)	(0.30)	(0.39)	-	(0.39)	9.06	(3.00)		4,458	2.59		2.59		4.21		54
Year ended 05/31/15(g)	10.25	0.42	(0.50)	(0.08)	(0.42)	-	(0.42)	9.75	(0.76)		3,876	2.56		2.56		4.24		67
Class R
Six months ended 08/31/20	8.99	0.23	(0.01)	0.22	(0.24)	-	(0.24)	8.97	2.64		2,905	0.89	(e)	2.29	(e)	5.43	(e)	109
Nine months ended 02/29/20	8.96	0.31	0.03	0.34	(0.29)	(0.02)	(0.31)	8.99	3.85		3,098	2.67	(f)	2.67	(f)	4.48	(f)	127
Year ended 05/31/19	9.17	0.48	(0.20)	0.28	(0.49)	-	(0.49)	8.96	3.17		2,839	2.20		2.20		5.36		56
Year ended 05/31/18	9.51	0.47	(0.34)	0.13	(0.47)	-	(0.47)	9.17	1.36		2,185	2.07		2.07		4.96		71
Year ended 05/31/17	9.07	0.44	0.43	0.87	(0.43)	-	(0.43)	9.51	9.81		1,542	2.39		2.39		4.66		89
Year ended 05/31/16	9.75	0.42	(0.67)	(0.25)	(0.43)	-	(0.43)	9.07	(2.46)		554	2.37		2.37		4.65		54
Year ended 05/31/15(g)	10.25	0.46	(0.50)	(0.04)	(0.46)	-	(0.46)	9.75	(0.31)		379	2.45		2.45		4.68		67
Class Y
Six months ended 08/31/20	8.99	0.25	(0.01)	0.24	(0.26)	-	(0.26)	8.97	2.90		1,334	0.39	(e)	1.79	(e)	5.93	(e)	109
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		1,105	2.17	(f)	2.17	(f)	5.01	(f)	127
Year ended 05/31/19	9.17	0.53	(0.19)	0.34	(0.54)	-	(0.54)	8.97	3.85		1,505	1.50		1.50		5.91		56
Year ended 05/31/18	9.51	0.52	(0.34)	0.18	(0.52)	-	(0.52)	9.17	1.92		1,534	1.44		1.44		5.50		71
Year ended 05/31/17	9.07	0.48	0.45	0.93	(0.49)	-	(0.49)	9.51	10.41		2,235	1.42		1.42		5.18		89
Year ended 05/31/16	9.75	0.47	(0.67)	(0.20)	(0.48)	-	(0.48)	9.07	(1.92)		657	1.50		1.50		5.18		54
Year ended 05/31/15(g)	10.25	0.52	0.50	0.02	(0.52)	-	(0.52)	9.75	0.23		1,132	1.50		1.50		5.25		67
Class R5
Six months ended 08/31/20	8.99	0.25	(0.01)	0.24	(0.26)	-	(0.26)	8.97	2.90		10	0.39	(e)	1.37	(e)	5.93	(e)	109
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		10	1.84	(f)	1.84	(f)	5.02	(f)	127
Period ended 05/31/19(h)	9.02	0.01	(0.06)	(0.05)	-	-	-	8.97	3.48		10	1.22	(f)	1.22	(f)	5.91	(f)	56
Class R6
Six months ended 08/31/20	9.00	0.25	(0.02)	0.23	(0.26)	-	(0.26)	8.97	2.78		21	0.39	(e)	1.37	(e)	5.93	(e)	109
Nine months ended 02/29/20	8.97	0.35	0.04	0.39	(0.34)	(0.02)	(0.36)	9.00	4.32		110	1.81	(f)	1.81	(f)	5.05	(f)	127
Year ended 05/31/19	9.16	0.54	(0.19)	0.35	(0.54)	-	(0.54)	8.97	3.98		123	1.31		1.31		5.96		56
Year ended 05/31/18	9.50	0.52	(0.33)	0.19	(0.53)	-	(0.53)	9.16	1.97		13,165	1.24		1.24		5.56		71
Year ended 05/31/17	9.07	0.48	0.44	0.92	(0.49)	-	(0.49)	9.50	10.34		9,843	1.18		1.18		5.12		89
Year ended 05/31/16	9.75	0.47	(0.67)	(0.20)	(0.48)	-	(0.48)	9.07	(1.87)		22,186	1.27		1.27		5.26		54
Year ended 05/31/15(g)	10.25	0.49	(0.47)	0.02	(0.52)	-	(0.52)	9.75	0.28		15,272	1.07		1.07		5.13		67

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the six months ended August 31, 2020.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $21,663, $5,209, $2,906, $1,188, $9 and $83 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	Represents the last business day of the Fund’s reporting period.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Bond Factor Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Yield Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17	Invesco High Yield Bond Factor Fund

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

F.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

18	Invesco High Yield Bond Factor Fund

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

19	Invesco High Yield Bond Factor Fund

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.370%
Over $ 2 billion	0.350%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $58,219, reimbursed fund level expenses of $77,495 and reimbursed class level expenses of $57,310, $13,781, $7,689, $3,126, $5 and $42 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and at the annual rate of 0.50% of the average daily net assets of Class R shares, respectively. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial

20	Invesco High Yield Bond Factor Fund

Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $3,356 in front-end sales commissions from the sale of Class A shares and $0 and $47 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$31,758,371	$-	$31,758,371

Asset-Backed Securities	-	240,766	-	240,766

U.S. Treasury Securities	-	149,998	-	149,998

Variable Rate Senior Loan Interests	-	13,584	-	13,584

Common Stocks & Other Equity Interests	-	7,588	0	7,588

Preferred Stocks	-	875	-	875

Money Market Funds	176,751	-	-	176,751

Total Investments in Securities	176,751	32,171,182	0	32,347,933

Other Investments - Assets*

Futures Contracts	2,473	-	-	2,473

Swap Agreements	-	66,947	-	66,947

	2,473	66,947	-	69,420

Other Investments - Liabilities*

Futures Contracts	(2,420)	-	-	(2,420)

Total Other Investments	53	66,947	-	67,000

Total Investments	$176,804	$32,238,129	$0	$32,414,933

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

21	Invesco High Yield Bond Factor Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

	Value
Derivative Assets	Credit Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$2,473	$2,473

Unrealized appreciation on swap agreements – Centrally Cleared(a)	66,947	-	66,947

Total Derivative Assets	66,947	2,473	69,420

Derivatives not subject to master netting agreements	(66,947)	(2,473)	(69,420)

Total Derivative Assets subject to master netting agreements	$-	$-	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

	Value
Derivative Liabilities	Credit Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(2,420)	$(2,420)

Derivatives not subject to master netting agreements	-	2,420	2,420

Total Derivative Liabilities subject to master netting agreements	$-	$ -	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(23,047)	$-	$(23,047)

Futures contracts	-	-	178,768	178,768

Swap agreements	(9,142)	-	-	(9,142)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	3,982	-	3,982

Futures contracts	-	-	(21,869)	(21,869)

Swap agreements	66,947	-	-	66,947

Total	$57,805	$(19,065)	$156,899	$195,639

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swap
	Contracts	Contracts	Agreements

Average notional value	$8,385,618	$6,877,091	$8,129,333

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $376.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

22	Invesco High Yield Bond Factor Fund

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,134,049	$2,623,425	$3,757,474

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $34,100,337 and $32,701,832, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,379,321

Aggregate unrealized (depreciation) of investments	(2,483,610)

Net unrealized appreciation (depreciation) of investments	$(104,289)

Cost of investments for tax purposes is $32,519,222.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Nine months ended		Year ended
	August 31, 2020(a)		February 29, 2020		May 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	370,193	$3,150,117	422,846	$3,857,665	729,132	$6,596,376

Class C	103,252	881,790	95,431	869,158	244,929	2,206,607

Class R	56,108	470,970	78,933	719,034	111,688	1,004,611

Class Y	42,917	364,152	39,704	362,919	48,786	440,005

Class R5(b)	-	-	-	-	1,109	10,000

Class R6	42	366	5,734	52,385	13,344	121,038

Issued as reinvestment of dividends:
Class A	62,290	530,228	84,797	771,421	127,447	1,146,812

Class C	12,239	104,144	19,060	173,379	34,682	312,156

Class R	9,560	81,250	11,232	102,255	14,608	131,453

Class Y	3,471	29,620	4,971	45,278	9,355	84,298

Class R6	138	1,158	445	4,054	41,562	373,633

Automatic conversion of Class C shares to Class A shares:
Class A	9,552	79,038	88,060	804,928	-	-

Class C	(9,562)	(79,038)	(88,146)	(804,928)	-	-

23	Invesco High Yield Bond Factor Fund

	Summary of Share Activity

	Six months ended		Nine months ended		Year ended
	August 31, 2020(a)		February 29, 2020		May 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Reacquired:
Class A	(447,303)	$(3,701,179)	(529,837)	$(4,822,179)	(677,300)	$(6,083,049)

Class C	(126,715)	(1,026,436)	(113,532)	(1,034,585)	(316,686)	(2,850,680)

Class R	(86,489)	(741,677)	(62,196)	(566,678)	(47,888)	(432,836)

Class Y	(20,592)	(178,898)	(89,562)	(816,478)	(57,586)	(517,066)

Class R6	(10,144)	(89,600)	(7,678)	(70,066)	(1,477,674)	(13,251,520)

Net increase (decrease) in share activity	(31,043)	$(123,995)	(39,738)	$(352,438)	(1,200,492)	$(10,708,162)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

24	Invesco High Yield Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$1,027.70	$3.27	$1,021.98	$3.26	0.64%
Class C	1,000.00	1,023.90	7.09	1,018.20	7.07	1.39
Class R	1,000.00	1,026.40	4.55	1,020.72	4.53	0.89
Class Y	1,000.00	1,029.00	1.99	1,023.24	1.99	0.39
Class R5	1,000.00	1,029.00	1.99	1,023.24	1.99	0.39
Class R6	1,000.00	1,027.80	1.99	1,023.24	1.99	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25	Invesco High Yield Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Fund’s prior index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that security selection within certain sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that the Fund had changed its name, investment strategy and index against which future performance will be compared on February 28, 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider past performance of the Fund to be particularly relevant. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as well as other metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective

26	Invesco High Yield Bond Factor Fund

February 2020 in connection with its repositioning as a factor-based fund and that the Broadridge materials did not reflect this reduced contractual management fee schedule. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees and total expenses. The Board also discussed with management any impact that the reduction of the Fund’s contractual management fee schedule effective February 2020 would have on the Fund’s peer group ranking.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services

Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

27	Invesco High Yield Bond Factor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519                         Invesco Distributors, Inc.                                                                                     O-GLHY-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco Income Fund

Nasdaq: A: AGOVX ⬛ C: AGVCX ⬛ R: AGVRX ⬛ Y: AGVYX ⬛ Investor: AGIVX ⬛ R5: AGOIX ⬛ R6: AGVSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                     Invesco Income Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–10.95%
Class C Shares	–11.19
Class R Shares	–11.16
Class Y Shares	–10.80
Investor Class Shares	–10.89
Class R5 Shares	–10.77
Class R6 Shares	–10.78
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	2.98

Source(s): ▼RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                     Invesco Income Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.37%
10 Years	0.16
5 Years	–1.31
1 Year	–13.39

Class C Shares
Inception (8/4/97)	2.88%
10 Years	–0.13
5 Years	–1.15
1 Year	–10.96

Class R Shares
Inception (6/3/02)	2.28%
10 Years	0.35
5 Years	–0.69
1 Year	–9.74

Class Y Shares
Inception (10/3/08)	1.93%
10 Years	0.87
5 Years	–0.17
1 Year	–9.25

Investor Class Shares
Inception (9/30/03)	2.29%
10 Years	0.64
5 Years	–0.37
1 Year	–9.33

Class R5 Shares
Inception (4/29/05)	2.70%
10 Years	0.97
5 Years	–0.07
1 Year	–9.07

Class R6 Shares
10 Years	0.71%
5 Years	–0.22
1 Year	–9.18
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                     Invesco Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                     Invesco Income Fund

Schedule of Investments

August 31, 2020

(Unaudited)

	Principal
	Amount	Value
Asset-Backed Securities–78.39%
Adagio V CLO DAC, Series V-X, Class E, 3.20% (3 mo. EURIBOR + 3.20%), 10/15/2031(a)(b)	$4,000,000	$4,450,942
AMSR Trust, Series 2020-SFR2, Class E1, 4.03%, 07/17/2037(a)	2,412,000	2,525,117
Angel Oak Mortgage Trust,
Series 2019-5, Class B1, 3.96%, 10/25/2049(a)(c)	2,361,000	2,294,035
Series 2020-3, Class M1, 3.81%, 04/25/2065(a)(c)	5,000,000	5,056,867
Series 2020-4, Class A3, 2.81%, 06/25/2065(a)(c)	4,887,506	4,917,528
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A3, 2.04%, 05/25/2065(a)(c)	3,750,000	3,768,027
Arroyo Mortgage Trust, Series 2020-1, Class A3, 3.33%, 03/25/2055(a)	4,463,000	4,545,152
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, 03/20/2026(a)	1,000,000	1,023,843
Avoca CLO XX DAC, Series 20A, Class D1, 3.90% (3 mo. EURIBOR + 3.90%), 07/15/2032(a)(b)	2,675,000	3,100,982
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.94%, 09/15/2048(d)	18,236,248	608,179
Bank,
Series 2018-BN11, Class B, 4.50%, 03/15/2061(c)	1,250,000	1,426,426
Series 2018-BN14, Class E, 3.00%, 09/15/2060(a)	5,750,000	3,976,418
BBCMS Mortgage Trust, Series 2018-C2, Class C, 5.14%, 12/15/2051(c)	2,500,000	2,685,284
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 3.74%, 01/25/2035(c)	417,889	430,362
Benchmark Mortgage Trust,
Series 2018-B3, Class C, 4.71%, 04/10/2051(c)	2,375,000	2,472,308
Series 2018-B6, Class E, 3.27%, 10/10/2051(a)(c)	8,000,000	5,686,338
Series 2019-B11, Class D, 3.00%, 05/15/2052(a)	5,250,000	4,266,385
Series 2019-B14, Class C, 3.90%, 12/15/2062(c)	4,650,000	4,705,516
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.68%, 12/16/2041(a)(c)(e)	4,982,187	3,266,552
BRAVO Residential Funding Trust, Series 2019-NQM2, Class A3, 3.11%, 11/25/2059(a)(c)	4,271,617	4,344,800
CAL Funding III Ltd., Series 2018-1A, Class B, 4.80%, 02/25/2043(a)	1,500,000	1,498,620

	Principal
	Amount	Value
Cantor Commercial Real Estate Lending,
Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(c)	$4,517,000	$3,915,446
Series 2019-CF2, Class E, 2.50%, 11/15/2052(a)	3,000,000	2,094,940
CBAM Ltd. (Cayman Islands),
Series 2017-3A, Class A, 1.50% (3 mo. USD LIBOR + 1.23%), 10/17/2029(a)(b)	8,000,000	7,975,404
Series 2019-10A, Class A1A, 1.69% (3 mo. USD LIBOR + 1.42%), 04/20/2032(a)(b)	4,000,000	3,989,290
Cerberus Loan Funding XXV L.P., Series 2018-4RA, Class DR, 4.08% (3 mo. USD LIBOR + 3.80%), 10/15/2030(a)(b)	2,100,000	1,814,882
Cerberus Loan Funding XXVI L.P., Series 2019-1A, Class D, 5.13% (3 mo. USD LIBOR + 4.85%), 04/15/2031(a)(b)	2,500,000	2,147,052
Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(c)	1,881,925	1,875,023
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(a)(c)	2,407,735	2,422,664
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class D, 4.56%, 04/10/2023(a)(c)	4,885,000	4,613,323
Series 2014-GC25, Class C, 4.68%, 10/10/2047(c)	4,000,000	3,886,256
Series 2015-GC29, Class D, 3.11%, 04/10/2048(a)	5,000,000	4,237,532
COLT Mortgage Loan Trust,
Series 2020-1, Class A3, 2.90%, 02/25/2050(a)(c)	2,448,306	2,475,707
Series 2020-2, Class A3, 3.70%, 03/25/2065(a)(c)	2,664,000	2,762,187
Series 2020-3, Class A3, 2.38%, 04/27/2065(a)(c)	3,538,226	3,552,481
COMM Mortgage Trust, Series 2015-CR22, Class C, 4.26%, 03/10/2048(c)	1,760,500	1,799,061
Commercial Mortgage Trust,
Series 2014-CR16, Class C, 5.09%, 04/10/2047(c)	10,000,000	9,738,313
Series 2014-CR19, Class C, 4.87%, 08/10/2024(c)	4,578,800	4,644,862
Series 2014-UBS4, Class C, 4.80%, 07/10/2024(c)	5,000,000	4,963,549
Series 2015-CR24, Class B, 4.52%, 08/10/2048(c)	6,800,000	7,311,463
Series 2015-CR26, Class C, 4.63%, 10/10/2048(c)	4,000,000	4,082,369
Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A3, 2.80%, 04/25/2065(a)(c)(e)	5,000,000	5,023,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                     Invesco Income Fund

	Principal
	Amount	Value
CSAIL Commercial Mortgage Trust,
Series 2016-C6, Class E, 4.09%, 01/15/2049(a)(c)	$3,000,000	$1,068,952
Series 2017-CX9, Class D, 4.29%, 09/15/2050(a)(c)	6,304,000	4,567,759
Series 2018-C14, Class E, 5.05%, 11/15/2051(a)(c)	4,548,000	3,215,990
Series 2019-C16, Class C, 4.24%, 06/15/2052(c)	2,000,000	1,954,596
Series 2019-C17, Class C, 3.93%, 09/15/2052	5,000,000	5,157,826
CVC Cordatus Loan Fund XIV DAC, Series 14A, Class C1, 2.65% (3 mo. EURIBOR + 2.65%), 05/22/2032(a)(b)	1,000,000	1,194,793
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3, 2.86%, 05/25/2065(a)	5,800,000	5,844,100
Diamond CLO Ltd., Series 2019-1A, Class D, 4.99% (3 mo. USD LIBOR + 4.75%), 04/25/2029(a)(b)	3,000,000	2,697,616
Dryden 53 CLO Ltd., Series 2017-53A, Class A, 1.40% (3 mo. USD LIBOR + 1.12%), 01/15/2031(a)(b)	7,000,000	6,966,572
Flagstar Mortgage Trust,
Series 2018-5, Class B1, 4.54%, 09/25/2048(a)(c)	1,636,401	1,693,941
Series 2018-5, Class B2, 4.54%, 09/25/2048(a)(c)	1,960,793	2,007,777
Series 2018-6RR, Class B2, 5.00%, 10/25/2048(a)(c)	2,895,758	2,892,757
Series 2018-6RR, Class B3, 5.00%, 10/25/2048(a)(c)	2,895,758	3,065,410
Ford Credit Auto Owner Trust, Series 2020-B, Class C, 2.04%, 12/15/2026	3,000,000	3,062,340
FREMF Mortgage Trust,
Series 2019-KF68, Class B, 2.35% (1 mo. USD LIBOR + 2.20%), 07/25/2026(a)(b)	2,483,390	2,354,451
Series 2019-KF72, Class B, 2.25% (1 mo. USD LIBOR + 2.10%), 11/25/2026(a)(b)	6,727,545	6,320,987
Galton Funding Mortgage Trust, Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(c)	5,480,000	5,261,689
GCAT Trust,
Series 2019-NQM3, Class B1, 3.95%, 11/25/2059(a)(c)	4,000,000	3,804,679
Series 2020-NQM2, Class M1, 3.59%, 04/25/2065(a)(c)	3,500,000	3,526,216
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class C, 1.37%, 01/16/2026	1,890,000	1,893,659
GS Mortgage Securities Corp. Trust,
Series 2017-SLP, Class E, 4.74%, 10/10/2032(a)(c)	5,050,000	4,711,858
Series 2018-TWR, Class G, 4.09% (1 mo. USD LIBOR + 3.92%), 07/15/2021(a)(b)	3,000,000	2,642,969
GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.32%, 05/10/2050(c)	2,774,000	3,052,837

	Principal
	Amount	Value
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.35%, 09/27/2060(a)(c)	$2,100,000	$2,110,105
Holland Park CLO DAC (Ireland),
Class C, 4.40% (3 mo. EURIBOR + 4.40%), 11/14/2032(a)(b)	2,000,000	2,368,800
Class D, 7.03% (3 mo. EURIBOR + 7.03%), 11/14/2032(a)(b)	2,000,000	2,256,196
Home Partners of America Trust, Series 2017-1, Class E, 2.81% (1 mo. USD LIBOR + 2.65%), 07/17/2034(a)(b)	5,000,000	5,029,036
Invitation Homes Trust,
Series 2018-SFR1, Series E, 2.16% (1 mo. USD LIBOR + 2.00%), 03/17/2037(a)(b)	6,056,172	6,053,580
Series 2018-SFR2, Class C, 1.44% (1 mo. USD LIBOR + 1.28%), 06/17/2037(a)(b)	1,250,000	1,251,879
Series 2018-SFR2, Class E, 2.16% (1 mo. USD LIBOR + 2.00%), 06/17/2037(a)(b)	5,000,000	4,996,635
Series 2018-SFR3, Class C, 1.46% (1 mo. USD LIBOR + 1.30%), 07/17/2037(a)(b)	3,685,000	3,686,306
Series 2018-SFR4, Series E, 2.11% (1 mo. USD LIBOR + 1.95%), 01/17/2038(a)(b)	4,000,000	3,967,028
Series 2018-SFR4, Series F, 2.36% (1 mo. USD LIBOR + 2.20%), 01/17/2038(a)(b)	4,000,000	3,939,650
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(a)	6,305,000	6,456,099
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHH, Class E, 3.91% (1 mo. USD LIBOR + 2.41%), 06/15/2021(a)(b)	2,000,000	1,485,010
Series 2018-PHH, Class F, 4.51% (1 mo. USD LIBOR + 3.01%), 06/15/2021(a)(b)	2,000,000	1,492,402
Series 2018-WPT, Class DFL, 2.41% (1 mo. USD LIBOR + 2.25%), 07/05/2033(a)(b)	3,000,000	2,847,038
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class C, 4.24%, 07/15/2045(c)	4,760,000	4,794,421
Series 2014-C26, Class D, 4.02%, 12/15/2024(a)(c)	4,000,000	3,492,992
Series 2020-COR7, Class A5, 2.18%, 05/13/2053	6,665,000	7,006,485
Series 2020-COR7, Class C, 3.85%, 05/13/2053(c)	1,779,000	1,854,603
MACH 1 Cayman Ltd., Series 2019-1, Class B, 4.34%, 10/15/2039(a)	2,104,651	1,634,233
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, 1.46% (3 mo. USD LIBOR + 1.19%), 10/21/2030(a)(b)	3,000,000	2,989,754
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class D, 3.07%, 02/15/2048(a)	3,200,000	2,669,342
Series 2015-C24, Class D, 3.26%, 07/15/2025(a)	5,000,000	4,030,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                     Invesco Income Fund

	Principal
	Amount	Value
Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.24%, 12/15/2051(c)	$5,000,000	$5,163,875
OCP CLO Ltd., Series 2017-13A, Class A1A, 1.54% (3 mo. USD LIBOR + 1.26%), 07/15/2030(a)(b)	4,100,000	4,089,144
Octagon Investment Partners 48 Ltd., Series 2020-3A, Class A, 1.00% (3 mo. USD LIBOR + 1.50%), 10/20/2031(a)(b)	6,000,000	6,004,500
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.53% (3 mo. USD LIBOR + 1.26%), 01/20/2033(a)(b)	2,400,000	2,393,985
Progress Residential Trust,
Series 2017-SFR2, Class D, 3.60%, 12/17/2034(a)	3,413,000	3,443,743
Series 2017-SFR2, Class E, 4.14%, 12/17/2034(a)	3,000,000	3,038,245
Series 2018-SFR1, Class F, 4.78%, 03/17/2035(a)	525,000	537,931
Series 2018-SFR2, Class E, 4.66%, 08/17/2035(a)	3,000,000	3,079,727
Series 2018-SFR3, Class D, 4.43%, 10/17/2035(a)	7,000,000	7,264,132
Series 2019-SFR1, Class E, 4.47%, 08/17/2035(a)	5,000,000	5,157,200
Residential Mortgage Loan Trust,
Series 2019-1, Class M1, 4.59%, 10/25/2058(a)(c)	5,000,000	5,151,957
Series 2019-3, Class B1, 3.81%, 09/25/2059(a)(c)	3,276,000	3,081,735
Series 2020-2, Class M1, 3.57%, 05/25/2060(a)(c)	5,000,000	5,100,263
Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(a)	3,039,185	2,105,221
Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(c)	3,000,000	3,041,221
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(a)	5,684,435	6,080,380
Starwood Mortgage Residential Trust,
Series 2020-2, Class A2, 3.97%, 04/25/2060(a)(c)	4,000,000	4,147,787
Series 2020-3, Class A3, 2.59%, 04/25/2065(a)(c)	3,000,000	2,997,372
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 2.60% (3 mo. USD LIBOR + 1.29%), 04/18/2033(a)(b)	7,500,000	7,459,937
Textainer Marine Containers V Ltd., Series 2017-2A, Class B, 4.75%, 06/20/2042(a)	1,638,030	1,640,098
Textainer Marine Containers VII Ltd. (China),
Series 2018-1A, Class B, 4.93%, 07/20/2043(a)	960,448	963,234
Series 2020-1A, Class B, 4.94%, 08/21/2045(a)	4,000,000	4,128,596
TICP CLO IX Ltd., Series 2017-9A, Class A, 1.41% (3 mo. USD LIBOR + 1.14%), 01/20/2031(a)(b)	7,000,000	6,956,410

	Principal
	Amount	Value
Tricon American Homes Trust,
Series 2018-SFR1, Class D, 4.17%, 05/17/2037(a)	$2,000,000	$2,125,494
Series 2020-SFR1, Class D, 2.55%, 07/17/2038(a)	8,900,000	9,078,637
Series 2020-SFR1, Class E, 3.54%, 07/17/2038(a)	1,600,000	1,670,628
Triton Container Finance VI LLC, Series 2018-2A, Class A, 5.05%, 06/22/2043(a)	3,525,000	3,533,712
Verus Securitization Trust,
Series 2020-4, Class A3, 2.32%, 05/25/2065(a)(c)(e)	5,683,725	5,710,019
Series 2020-INV1, Class A3, 3.89%, 03/25/2060(a)(c)	2,800,000	2,925,180
Vista Point Securitization Trust,
Series 2020-1, Class M1, 4.15%, 03/25/2065(a)(c)	2,100,000	2,153,522
Series 2020-2, Class A3, 2.50%, 04/25/2065(a)(c)	2,646,710	2,657,536
Series 2020-2, Class M1, 3.40%, 04/25/2065(a)(c)	1,650,000	1,649,931
Voya CLO Ltd. (Cayman Islands),
Series 2014-1A, Class CR2, 3.07% (3 mo. USD LIBOR + 2.80%), 04/18/2031(a)(b)	1,300,000	1,201,100
Series 2020-2A, Class D, 4.43% (3 mo. USD LIBOR + 4.25%), 07/19/2031(a)(b)	4,000,000	4,005,159
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/2024(a)(c)	6,000,000	5,024,868
Series 2015-C28, Class B, 4.24%, 05/15/2048(c)	7,100,000	7,445,956
Series 2015-NXS2, Class D, 4.44%, 07/15/2025(c)	6,000,000	5,055,176
Series 2017-C39, Class C, 4.12%, 09/15/2050	2,309,000	2,334,413
Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	3,097,040
Series 2019-C49, Class B, 4.55%, 03/15/2052	6,000,000	6,848,465
Total Asset-Backed Securities (Cost $478,396,633)		467,289,712

U.S. Government Sponsored Agency Mortgage-Backed Securities–16.60%
Federal Home Loan Mortgage Corp. (FHLMC)–0.01%
9.50%, 11/01/2020 to 04/01/2025	4,775	4,835
9.00%, 04/01/2025	24,788	27,313
6.50%, 06/01/2029 to 08/01/2032	3,750	4,216
7.00%, 03/01/2032 to 05/01/2032	1,192	1,286
		37,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Income Fund

	Principal
	Amount	Value
Federal National Mortgage Association (FNMA)–0.02%
5.50%, 03/01/2021	$5	$5
10.00%, 12/20/2021	494	499
9.50%, 08/01/2022 to 04/20/2025	45	46
6.00%, 04/01/2024	271	302
6.75%, 07/01/2024	89,456	99,761
6.95%, 07/01/2025 to 10/01/2025	25,311	25,553
6.50%, 01/01/2026 to 10/01/2036	6,366	7,187
7.00%, 06/01/2029 to 02/01/2032	1,553	1,618
8.00%, 10/01/2029	31	36
		135,007

Government National Mortgage Association (GNMA)–2.85%
8.00%, 11/15/2021 to 02/15/2036	510,524	584,665
7.00%, 01/15/2023 to 12/15/2036	458,611	490,867
9.50%, 03/15/2023	373	374
6.50%, 07/15/2024 to 09/15/2032	70,545	73,608
6.95%, 07/20/2025 to 11/20/2026	129,296	136,820
8.50%, 01/15/2037	15,957	16,544
TBA, 2.00%, 10/01/2050(f)	15,200,000	15,710,031
		17,012,909

Uniform Mortgage-Backed Securities–13.72%
TBA,
2.00%, 09/01/2050(f)	63,990,000	65,982,189
2.50%, 09/01/2050(f)	15,000,000	15,789,258
		81,771,447
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $98,789,608)		98,957,013

Agency Credit Risk Transfer Notes–8.82%
Fannie Mae Connecticut Avenue Securities
Series 2017-C03, Class 1M2, 3.18% (1 mo. USD LIBOR + 3.00%), 10/25/2029(b)	6,410,682	6,503,421
Series 2017-C05, Class 1M2, 2.38% (1 mo. USD LIBOR + 2.20%), 01/25/2030(b)	3,921,374	3,876,072
Series 2018-C02, Class 2M2, 2.38% (1 mo. USD LIBOR + 2.20%), 08/25/2030(b)	923,055	912,123
Series 2018-C03, Class 1M2, 2.33% (1 mo. USD LIBOR + 2.15%), 10/25/2030(b)	4,066,972	4,015,052
Series 2018-C04, Class 2B1, 4.68% (1 mo. USD LIBOR + 4.50%), 12/25/2030(b)	3,500,000	3,268,698

	Principal
	Amount	Value
Freddie Mac
Series 2017-HQA2, Class M2, STACR®, 2.83% (1 mo. USD LIBOR + 2.65%), 12/25/2029(b)	$952,656	$948,582
Series 2018-HQA1, Class M2, STACR®, 2.48% (1 mo. USD LIBOR + 2.30%), 09/25/2030(b)	3,986,949	3,944,753
Series 2018-DNA2, Class M2, STACR, 2.33% (1 mo. USD LIBOR + 2.15%), 12/25/2030(a)(b)	5,000,000	4,910,561
Series 2018-HRP2, Class M3, STACR®, 2.58% (1 mo. USD LIBOR + 2.40%), 02/25/2047(a)(b)	5,000,000	4,762,763
Series 2020-DNA4, Class M1, STACR, 1.66% (1 mo. USD LIBOR + 1.50%), 08/25/2050(a)(b)	5,000,000	5,035,519
Freddie Mac Multifamily Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 3.43% (1 mo. USD LIBOR + 3.25%), 10/15/2049(a)(b)	1,333,000	1,251,983
Series 2019-01, Class B10, 5.68% (1 mo. USD LIBOR + 5.50%), 10/15/2049(a)(b)	1,500,000	1,207,946
Golub Capital Partners CLO 34(M) Ltd., (Cayman Islands), Series 2017-34A, Class CR, 3.90% (3 mo. USD LIBOR + 3.65%), 03/14/2031(a)(b)	5,000,000	4,687,565
Madison Park Euro Funding XIII DAC, (Ireland), Series 13A, Class CE, 2.60% (3 mo. EURIBOR + 2.60%), 01/15/2032(a)(b)	2,400,000	2,867,089
Strata CLO I Ltd., (Cayman Islands), Series 2018-1A, Class D, 4.34% (3 mo. USD LIBOR + 4.06%), 01/15/2031(a)(b)	5,000,000	4,396,882
Total Agency Credit Risk Transfer Notes (Cost $54,050,193)		52,589,009

	Shares
Preferred Stocks–5.45%
Mortgage REITs–5.45%
AG Mortgage Investment Trust, Inc., 8.00%, Series C, Pfd.(g)	150,000	2,182,500
Annaly Capital Management, Inc., 6.50%, Series G, Pfd.(g)	250,000	5,415,000
Chimera Investment Corp., 8.00%, Series B, Pfd.(g)	150,000	3,249,000
Dynex Capital, Inc., 7.63%, Series B, Pfd.	23,917	586,206
Dynex Capital, Inc., 6.90%, Series C, Pfd.(g)	160,000	3,638,400
MFA Financial, Inc., 6.50%, Series C, Pfd.(g)	150,000	2,881,500
New Residential Investment Corp., 7.13%, Series B, Pfd.(g)	100,000	2,184,000
New York Mortgage Trust, Inc., 7.88%, Series C, Pfd.	143,060	3,025,719
New York Mortgage Trust, Inc., 8.00%, Series D, Pfd.(g)	175,000	3,692,500
PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.(g)	100,000	2,473,000
Two Harbors Investment Corp., 7.25%, Series C, Pfd.(g)	150,000	3,153,000
Total Preferred Stocks (Cost $37,442,142)		32,480,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Income Fund

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes–3.56%
Automobile Manufacturers–0.26%
Ford Motor Credit Co. LLC, 4.39%, 01/08/2026	$1,500,000	$1,528,095

Diversified Banks–0.20%
Lloyds Banking Group PLC (United Kingdom), 7.50%(g)(h)	1,110,000	1,221,742

Diversified Capital Markets–0.46%
Credit Suisse Group AG (Switzerland), 7.25%(a)(g)(h)	2,500,000	2,754,737

Integrated Oil & Gas–0.16%
Petroleos Mexicanos (Mexico), 6.84%, 01/23/2030(a)	971,000	937,233

Marine–0.35%
Hidrovias International Finance S.a.r.l. (Brazil), 5.95%, 01/24/2025(a)	2,000,000	2,063,330

Oil & Gas Refining & Marketing–0.30%
Puma International Financing S.A. (Singapore), 5.13%, 10/06/2024(a)	2,000,000	1,800,160

Packaged Foods & Meats–0.54%
NBM US Holdings, Inc. (Brazil), 7.00%, 05/14/2026(a)	3,000,000	3,202,470

Personal Products–0.27%
Edgewell Personal Care Co., 5.50%, 06/01/2028(a)	1,500,000	1,603,343

Security & Alarm Services–0.26%
Brink’s Co. (The), 4.63%, 10/15/2027(a)	1,500,000	1,561,425

Soft Drinks–0.24%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	1,440,000	1,442,822

	Principal
	Amount	Value
Sovereign Debt–0.25%
Ukraine Government International Bond (Ukraine), 7.30%, 03/15/2033(a)	$1,500,000	$1,504,740

Specialized REITs–0.27%
Iron Mountain, Inc., 5.25%, 03/15/2028(a)	1,500,000	1,581,293
Total U.S. Dollar Denominated Bonds & Notes (Cost $20,669,255)		21,201,390

U.S. Treasury Securities–3.27%
U.S. Treasury Bills–0.28%
0.15% - 0.16%, 09/03/2020(i)	1,638,000	1,637,964

U.S. Treasury Notes–2.99%
0.63%, 08/15/2030	18,000,000	17,852,344
Total U.S. Treasury Securities (Cost $19,563,667)		19,490,308

	Shares

Common Stocks & Other Equity Interests–0.65%
Mortgage REITs–0.65%
New Residential Investment Corp.	100,000	774,000
New York Mortgage Trust, Inc.	630,000	1,663,200
PennyMac Mortgage Investment Trust	85,000	1,456,900
Total Common Stocks & Other Equity Interests (Cost $7,406,495)		3,894,100

Money Market Funds–2.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(j)(k)	7,348,712	7,348,712
Invesco Treasury Portfolio, Institutional Class, 0.02%(j)(k)	4,899,141	4,899,141
Total Money Market Funds (Cost $12,247,853)		12,247,853
TOTAL INVESTMENTS IN SECURITIES–118.79% (Cost $728,565,846)		708,150,210
OTHER ASSETS LESS LIABILITIES–(18.79)%		(112,012,879)
NET ASSETS–100.00%		$596,137,331

Investment Abbreviations:
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
EURIBOR	– Euro Interbank Offered Rate
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
STACR®	– Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Income Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $409,040,151, which represented 68.62% of the Fund’s Net Assets.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(c)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(d)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 10.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,515,116	$295,652,791	$(290,819,195)	$-	$-	$7,348,712	$8,192
Invesco Treasury Portfolio, Institutional Class	1,676,744	197,101,860	(193,879,463)	-	-	4,899,141	4,915
Total	$4,191,860	$492,754,651	$(484,698,658)	$-	$-	$12,247,853	$13,107

(k)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

Open Forward Foreign Currency Contracts
		Contract to		Unrealized Appreciation
Settlement Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
11/20/2020	Goldman Sachs International	EUR 13,696,074	USD 16,182,720	$(189,212)

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
JP Morgan Chase Bank, N.A.	Markit CMBX North America A Index, Series 13, Version 1	Sell	2.00%	Monthly	12/16/2072	3.079%	USD 15,000,000	(167,822)	(1,274,063)	$(1,106,241)
Merrill Lynch International	Markit CMBX North America A Index, Series 12, Version 1	Sell	2.00	Monthly	08/17/2061	3.066	USD 15,000,000	51,344	(1,131,328)	(1,182,672)
Merrill Lynch International	Markit CMBX North America A Index, Series 12, Version 1	Sell	2.00	Monthly	08/17/2061	3.066	USD 10,000,000	83,394	(754,219)	(837,612)
Total Open Over-The-Counter Credit Default Swap Agreements								$ (33,084)	$(3,159,610)	$(3,126,525)

(a)

Implied credit spreads represent the current level, as of August 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Investment Abbreviations:
EUR – Euro
USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Income Fund

Portfolio Composition

By security type, based on Total Investments

as of August 31, 2020

Asset-Backed Securities	65.99%
U.S. Government Sponsored Agency Mortgage-Backed Securities	13.97
Agency Credit Risk Transfer Notes	7.43
Preferred Stocks	4.59
U.S. Dollar Denominated Bonds & Notes	2.99
U.S. Treasury Securities	2.75
Security types each less than 1% portfolio	0.55
Money Market Funds	1.73

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Income Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $716,317,993)	$695,902,357

Investments in affiliated money market funds, at value (Cost $12,247,853)	12,247,853

Deposits with brokers:
Cash collateral – OTC Derivatives	4,410,000

Cash	983,262

Foreign currencies, at value (Cost $685,006)	687,541

Receivable for:
Investments sold	31,662,435

Fund shares sold	139,232

Dividends	155,172

Interest	1,875,606

Principal paydowns	24,359

Investment for trustee deferred compensation and retirement plans	242,751

Other assets	189,237

Total assets	748,519,805

Liabilities:
Other investments:
Premiums received on swap agreements – OTC	33,084

Unrealized depreciation on forward foreign currency contracts outstanding	189,212

Swaps payable – OTC	853,129

Unrealized depreciation on swap agreements – OTC	3,126,525

Payable for:
Investments purchased	146,739,033

Dividends	173,605

Fund shares reacquired	485,724

Accrued fees to affiliates	367,391

Accrued trustees’ and officers’ fees and benefits	3,705

Accrued other operating expenses	153,598

Trustee deferred compensation and retirement plans	257,468

Total liabilities	152,382,474

Net assets applicable to shares outstanding	$596,137,331

Net assets consist of:
Shares of beneficial interest	$674,283,106

Distributable earnings (loss)	(78,145,775)

$596,137,331

Net Assets:
Class A	$335,814,394

Class C	$7,151,908

Class R	$3,229,807

Class Y	$23,708,386

Investor Class	$20,202,241

Class R5	$343,534

Class R6	$205,687,061

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	44,512,955

Class C	947,502

Class R	427,653

Class Y	3,137,054

Investor Class	2,673,893

Class R5	45,530

Class R6	27,288,601

Class A:
Net asset value per share	$7.54

Maximum offering price per share (Net asset value of $7.54 ÷ 95.75%)	$7.87

Class C:
Net asset value and offering price per share	$7.55

Class R:
Net asset value and offering price per share	$7.55

Class Y:
Net asset value and offering price per share	$7.56

Investor Class:
Net asset value and offering price per share	$7.56

Class R5:
Net asset value and offering price per share	$7.55

Class R6:
Net asset value and offering price per share	$7.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Income Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$9,187,085

Dividends	562,981
Dividends from affiliated money market funds	13,107

Total investment income	9,763,173

Expenses:
Advisory fees	955,966

Administrative services fees	28,893

Custodian fees	7,870

Distribution fees:

Class A	407,216

Class C	37,151

Class R	8,262

Investor Class	16,055

Transfer agent fees – A, C, R, Y and Investor	408,929

Transfer agent fees – R5	219

Transfer agent fees – R6	30,324

Trustees’ and officers’ fees and benefits	9,920

Registration and filing fees	41,248

Reports to shareholders	47,295

Professional services fees	25,152

Other	23,389

Total expenses	2,047,889

Less: Fees waived and/or expense offset arrangement(s)	(13,216)

Net expenses	2,034,673

Net investment income	7,728,500

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,138,952)

Foreign currencies	47,567

Forward foreign currency contracts	(1,179,576)

Futures contracts	(6,747,651)

Swap agreements	(1,574,169)

(11,592,781)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(39,365,114)

Foreign currencies	1,863

Forward foreign currency contracts	58,729

Futures contracts	2,166,593

Swap agreements	(1,162,775)

(38,300,704)

Net realized and unrealized gain (loss)	(49,893,485)

Net increase (decrease) in net assets resulting from operations	$(42,164,985)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Income Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31, 2020	February 29, 2020

Operations:
Net investment income	$7,728,500	$19,113,032

Net realized gain (loss)	(11,592,781)	(971,873)

Change in net unrealized appreciation (depreciation)	(38,300,704)	12,864,237

Net increase (decrease) in net assets resulting from operations	(42,164,985)	31,005,396

Distributions to shareholders from distributable earnings:
Class A	(7,891,636)	(19,046,833)

Class C	(151,460)	(370,901)

Class R	(76,438)	(250,528)

Class Y	(269,281)	(505,774)

Investor Class	(477,881)	(1,169,531)

Class R5	(11,381)	(42,190)

Class R6	(1,417,120)	(1,940)

Total distributions from distributable earnings	(10,295,197)	(21,387,697)

Share transactions–net:
Class A	(14,855,230)	(27,484,448)

Class C	(935,037)	(502,958)

Class R	(581,788)	(1,250,819)

Class Y	14,361,632	657,951

Investor Class	(1,259,347)	(1,416,835)

Class R5	(99,361)	(460,448)

Class R6	197,036,533	(6,461)

Net increase (decrease) in net assets resulting from share transactions	193,667,402	(30,464,018)

Net increase (decrease) in net assets	141,207,220	(20,846,319)

Net assets:
Beginning of period	454,930,111	475,776,430

End of period	$596,137,331	$454,930,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                     Invesco Income Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/20	$8.68	$0.13		$(1.10)		$(0.97)	$(0.17)	$7.54	(10.95)%		$335,814	0.99	%(d)	1.00	%(d)	3.58	%(d)	139%
Year ended 02/29/20	8.51	0.35		0.22		0.57	(0.40)	8.68	6.75		405,061	1.00		1.00		4.08		50
Year ended 02/28/19	8.65	0.27	(e)	(0.13)		0.14	(0.28)	8.51	1.66		424,003	1.01		1.08		3.12	(e)	119	(e)
Year ended 02/28/18	8.84	0.12		(0.15)		(0.03)	(0.16)	8.65	(0.34)		482,902	0.98		0.98		1.34		25
Year ended 02/28/17	9.02	0.11		(0.12	)(f)	(0.01)	(0.17)	8.84	(0.15	)(f)	559,388	0.97		0.97		1.25		30
Year ended 02/29/16	9.05	0.10		0.01		0.11	(0.14)	9.02	1.25		629,429	0.95		0.95		1.10		61
Class C
Six months ended 08/31/20	8.68	0.10		(1.08)		(0.98)	(0.15)	7.55	(11.19)		7,152	1.74	(d)	1.75	(d)	2.83	(d)	139
Year ended 02/29/20	8.50	0.29		0.22		0.51	(0.33)	8.68	6.09		9,556	1.75		1.75		3.33		50
Year ended 02/28/19	8.65	0.20	(e)	(0.13)		0.07	(0.22)	8.50	0.78		9,862	1.76		1.83		2.37	(e)	119	(e)
Year ended 02/28/18	8.83	0.05		(0.13)		(0.08)	(0.10)	8.65	(0.97)		30,223	1.73		1.73		0.59		25
Year ended 02/28/17	9.02	0.04		(0.13	)(f)	(0.09)	(0.10)	8.83	(1.00	)(f)	40,481	1.72		1.72		0.50		30
Year ended 02/29/16	9.04	0.03		0.02		0.05	(0.07)	9.02	0.60		49,156	1.70		1.70		0.35		61
Class R
Six months ended 08/31/20	8.69	0.12		(1.09)		(0.97)	(0.17)	7.55	(11.06)		3,230	1.24	(d)	1.25	(d)	3.33	(d)	139
Year ended 02/29/20	8.52	0.33		0.21		0.54	(0.37)	8.69	6.48		4,443	1.25		1.25		3.83		50
Year ended 02/28/19	8.66	0.25	(e)	(0.13)		0.12	(0.26)	8.52	1.41		5,557	1.26		1.33		2.87	(e)	119	(e)
Year ended 02/28/18	8.85	0.10		(0.15)		(0.05)	(0.14)	8.66	(0.58)		5,427	1.23		1.23		1.09		25
Year ended 02/28/17	9.03	0.09		(0.12	)(f)	(0.03)	(0.15)	8.85	(0.39	)(f)	6,219	1.22		1.22		1.00		30
Year ended 02/29/16	9.06	0.08		0.01		0.09	(0.12)	9.03	1.00		6,123	1.20		1.20		0.85		61
Class Y
Six months ended 08/31/20	8.69	0.14		(1.09)		(0.95)	(0.18)	7.56	(10.70)		23,708	0.74	(d)	0.75	(d)	3.83	(d)	139
Year ended 02/29/20	8.52	0.38		0.21		0.59	(0.42)	8.69	7.02		10,540	0.75		0.75		4.33		50
Year ended 02/28/19	8.67	0.29	(e)	(0.14)		0.15	(0.30)	8.52	1.80		9,674	0.76		0.83		3.37	(e)	119	(e)
Year ended 02/28/18	8.86	0.14		(0.15)		(0.01)	(0.18)	8.67	(0.08)		10,671	0.73		0.73		1.59		25
Year ended 02/28/17	9.04	0.14		(0.13	)(f)	0.01	(0.19)	8.86	0.11	(f)	12,554	0.72		0.72		1.50		30
Year ended 02/29/16	9.06	0.12		0.02		0.14	(0.16)	9.04	1.62		17,407	0.70		0.70		1.35		61
Investor Class
Six months ended 08/31/20	8.69	0.13		(1.08)		(0.95)	(0.18)	7.56	(10.79	)(g)	20,202	0.90	(d)(g)	0.91	(d)(g)	3.67	(d)(g)	139
Year ended 02/29/20	8.52	0.36		0.21		0.57	(0.40)	8.69	6.81	(g)	24,787	0.93	(g)	0.93	(g)	4.15	(g)	50
Year ended 02/28/19	8.66	0.27	(e)	(0.13)		0.14	(0.28)	8.52	1.71	(g)	25,692	0.95	(g)	1.02	(g)	3.18	(e)(g)	119	(e)
Year ended 02/28/18	8.85	0.12		(0.14)		(0.02)	(0.17)	8.66	(0.29	)(g)	30,085	0.96	(g)	0.96	(g)	1.36	(g)	25
Year ended 02/28/17	9.03	0.12		(0.13	)(f)	(0.01)	(0.17)	8.85	(0.12	)(f)(g)	35,471	0.92	(g)	0.92	(g)	1.30	(g)	30
Year ended 02/29/16	9.06	0.10		0.01		0.11	(0.14)	9.03	1.28	(g)	41,492	0.93	(g)	0.93	(g)	1.12	(g)	61
Class R5
Six months ended 08/31/20	8.68	0.14		(1.08)		(0.94)	(0.19)	7.55	(10.67)		344	0.62	(d)	0.63	(d)	3.95	(d)	139
Year ended 02/29/20	8.51	0.38		0.22		0.60	(0.43)	8.68	7.11		508	0.64		0.64		4.44		50
Year ended 02/28/19	8.66	0.30	(e)	(0.14)		0.16	(0.31)	8.51	1.87		946	0.70		0.73		3.43	(e)	119	(e)
Year ended 02/28/18	8.85	0.15		(0.14)		0.01	(0.20)	8.66	0.04		615	0.58		0.58		1.74		25
Year ended 02/28/17	9.03	0.14		(0.12	)(f)	0.02	(0.20)	8.85	0.20	(f)	1,093	0.62		0.62		1.60		30
Year ended 02/29/16	9.04	0.13		0.03		0.16	(0.17)	9.03	1.84		2,068	0.59		0.59		1.46		61
Class R6
Six months ended 08/31/20	8.67	0.15		(1.09)		(0.94)	(0.19)	7.54	(10.68)		205,687	0.62	(d)	0.63	(d)	3.95	(d)	139
Year ended 02/29/20	8.51	0.39		0.20		0.59	(0.43)	8.67	7.00		36	0.63		0.63		4.45		50
Year ended 02/28/19	8.66	0.30	(e)	(0.14)		0.16	(0.31)	8.51	1.88		42	0.69		0.70		3.44	(e)	119	(e)
Year ended 02/28/18(h)	8.84	0.14		(0.14)		(0.00)	(0.18)	8.66	(0.03)		6,663	0.57	(i)	0.57	(i)	1.75	(i)	25

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $322,760, $7,360, $3,274, $10,736 , $19,306 , $434 and $60,217 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income, ratio of net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.

(f)

Includes litigation proceeds received during the period. Had the litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.16%, 0.19%, 0.19%, 0.23%, 0.21% and 0.22% for the six months ended August 31, 2020 and years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(h)	Commencement date of April 4, 2017.
(i)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Income Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Income Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

17                     Invesco Income Fund

settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by

18                     Invesco Income Fund

one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

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A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

LIBOR Risk – The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

Q.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

20                     Invesco Income Fund

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.500%

Next $300 million	0.400%

Next $500 million	0.350%

Next $19.5 billion	0.300%

Over $20.5 billion	0.240%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2020, the Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to July 1, 2020, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.07%, 1.82%, 1.32%, 0.82%, 1.07%, 0.82% and 0.82%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $11,508.

21                     Invesco Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $7,380 in front-end sales commissions from the sale of Class A shares and $0 and $299 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$467,289,712	$ –	$467,289,712

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	98,957,013	–	98,957,013

Agency Credit Risk Transfer Notes	–	52,589,009	–	52,589,009

Preferred Stocks	32,480,825	–	–	32,480,825

U.S. Dollar Denominated Bonds & Notes	–	21,201,390	–	21,201,390

U.S. Treasury Securities	–	19,490,308	–	19,490,308

Common Stocks & Other Equity Interests	3,894,100	–	–	3,894,100

Money Market Funds	12,247,853	–	–	12,247,853

Total Investments in Securities	48,622,778	659,527,432	–	708,150,210

Other Investments – Liabilities*

Forward Foreign Currency Contracts	–	(189,212)	–	(189,212)

Swap Agreements	–	(3,126,525)	–	(3,126,525)

Total Other Investments	–	(3,315,737)	–	(3,315,737)

Total Investments	$48,622,778	$656,211,695	$ –	$704,834,473

*	Unrealized appreciation (depreciation).

NOTE	4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

22                     Invesco Income Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

	Value

	Credit	Currency
Derivative Liabilities	Risk	Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$-	$(189,212)	$(189,212)

Unrealized depreciation on swap agreements – OTC	(3,126,525)	-	(3,126,525)

Total Derivative Liabilities	(3,126,525)	(189,212)	(3,315,737)

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Liabilities subject to master netting agreements	$(3,126,525)	$(189,212)	$(3,315,737)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets			Financial Derivative Liabilities
	Forward			Forward
	Foreign			Foreign				Collateral
	Currency	Swap	Total	Currency	Swap	Total	Net Value of	(Received/Pledged)		Net
Counterparty	Contracts	Agreements	Assets	Contracts	Agreements	Liabilities	Derivatives	Non-Cash	Cash	Amount

Goldman Sachs International	-	-	-	(189,212)	-	(189,212)	(189,212)	-	-	(189,212)

JP Morgan Chase Bank, N.A.	-	-	-	-	(1,106,241)	(1,106,241)	(1,106,241)	-	1,106,241	-

Merrill Lynch International	-	-	-	-	(2,020,284)	(2,020,284)	(2,020,284)	-	1,960,000	(60,284)

Morgan Stanley and Co. International PLC	-	-	-	-	(886,213)	(886,213)	(886,213)	-	886,213	-

Total	-	$-	$-	(189,212)	(4,012,738)	(4,201,950)	(4,201,950)	-	3,952,454	(249,496)

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(1,179,576)	$-	$(1,179,576)

Futures contracts	-	-	(6,747,651)	(6,747,651)

Swap agreements	(1,574,169)	-	-	(1,574,169)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	58,729	-	58,729

Futures contracts	-	-	2,166,593	2,166,593

Swap agreements	(1,162,775)	-	-	(1,162,775)

Total	$(2,736,944)	$(1,120,847)	$(4,581,058)	$(8,438,849)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Swap
	Contracts	Agreements

Average notional value	$15,550,916	$69,166,667

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,708.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

23                     Invesco Income Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$12,123,526	$31,892,114	$44,015,640

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $865,011,474 and $640,660,662, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $25,382,969 and $14,384,906, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,905,088

Aggregate unrealized (depreciation) of investments	(28,420,874)

Net unrealized appreciation (depreciation) of investments	$(21,515,786)

Cost of investments for tax purposes is $726,350,259.

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2020(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	1,261,947	$9,102,002	2,130,404	$18,534,383

Class C	205,334	1,546,734	316,687	2,753,344

Class R	108,257	786,236	221,072	1,921,311

Class Y	2,298,121	16,985,766	771,953	6,695,585

Investor Class	97,644	720,990	130,188	1,135,316

Class R5	8,387	58,734	32,274	278,633

Class R6	27,155,227	196,080,556	-	-

Issued as reinvestment of dividends:
Class A	967,205	6,782,100	1,877,185	16,272,173

Class C	17,713	124,157	38,334	332,348

Class R	10,776	75,327	28,178	244,556

Class Y	29,013	204,827	46,088	400,368

Investor Class	65,953	462,825	130,934	1,136,640

Class R5	1,584	11,122	4,727	40,958

Class R6	190,612	1,416,905	166	1,434

Automatic conversion of Class C shares to Class A shares:
Class A	56,866	401,049	119,864	1,038,536

Class C	(56,838)	(401,049)	(119,827)	(1,038,536)

24                     Invesco Income Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2020(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(4,444,856)	$(31,140,380)	(7,301,314)	$(63,329,540)

Class C	(319,664)	(2,204,880)	(293,945)	(2,550,114)

Class R	(202,581)	(1,443,351)	(390,467)	(3,416,686)

Class Y	(402,390)	(2,828,961)	(740,947)	(6,438,002)

Investor Class	(341,794)	(2,443,162)	(424,722)	(3,688,791)

Class R5	(22,918)	(169,217)	(89,666)	(780,039)

Class R6	(61,423)	(460,928)	(909)	(7,895)

Net increase (decrease) in share activity	26,622,175	$193,667,402	(3,513,743)	$(30,464,018)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 8% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 24% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

25                     Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$890.50	$4.72	$1,020.21	$5.04	0.99%
Class C	1,000.00	888.10	8.28	1,016.43	8.84	1.74
Class R	1,000.00	888.40	5.90	1,018.95	6.31	1.24
Class Y	1,000.00	892.00	3.53	1,021.48	3.77	0.74
Investor Class	1,000.00	891.10	4.29	1,020.67	4.58	0.90
Class R5	1,000.00	892.30	2.96	1,022.08	3.16	0.62
Class R6	1,000.00	892.20	2.96	1,022.08	3.16	0.62

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                     Invesco Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over the multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index. The Board noted that performance of Class A shares of the Fund was in the second quintile for the one year period and the fourth quintile for the three and five year periods. The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. However, the Board noted that the Fund had changed its name, investment strategy and index as of July 26, 2018 and that the performance results prior to the 2018 calendar year were with respect to the Fund’s prior investment strategy. As a result, the Board did not consider performance results prior to 2018 to be particularly relevant. The Board discussed contributors to and detractors from Fund performance for periods after 2018 which reflect the Fund’s utilization of its current strategy. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional

27                     Invesco Income Fund

information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

28                     Invesco Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco Intermediate Bond Factor Fund
Nasdaq:
A: OFIAX ∎ C: OFICX ∎ R: OFINX ∎ Y: OFIYX ∎ R5: IOTEX ∎ R6: OFIIX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
16	Financial Statements
19	Financial Highlights
20	Notes to Financial Statements
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services

Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Intermediate Bond Factor Fund

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.93%
Class C Shares	2.55
Class R Shares	2.80
Class Y Shares	3.07
Class R5 Shares	3.07
Class R6 Shares	3.07
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	2.98

Source(s): ▼RIMES Technologies Corp.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3	Invesco Intermediate Bond Factor Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/2/10)	4.62%
10 Years	4.46
5 Years	3.76
1 Year	1.51

Class C Shares
Inception (8/2/10)	4.22%
10 Years	4.09
5 Years	3.87
1 Year	4.22

Class R Shares
Inception (8/2/10)	4.75%
10 Years	4.61
5 Years	4.37
1 Year	5.74

Class Y Shares
Inception (8/2/10)	5.31%
10 Years	5.16
5 Years	4.98
1 Year	6.37

Class R5 Shares
10 Years	4.94%
5 Years	4.73
1 Year	6.27

Class R6 Shares
Inception (11/28/12)	4.29%
5 Years	5.08
1 Year	6.30

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Intermediate Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Intermediate Income Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Intermediate Bond Factor Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5	Invesco Intermediate Bond Factor Fund

Schedule of Investments(a)

August 31, 2020

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–48.80%
Advertising–0.58%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	$200,000	$ 221,636
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	840,000	922,352
		1,143,988

Aerospace & Defense–1.58%
Boeing Co. (The), 8.75%, 08/15/2021	832,000	893,892
3.10%, 05/01/2026	725,000	731,423
Hexcel Corp., 3.95%, 02/15/2027	370,000	397,705
Raytheon Technologies Corp., 3.50%, 03/15/2027(b)	560,000	634,923
Rockwell Collins, Inc., 3.20%, 03/15/2024	441,000	469,172
		3,127,115

Agricultural & Farm Machinery–0.55%
CNH Industrial N.V. (United Kingdom), 4.50%, 08/15/2023	400,000	430,705
Deere & Co., 5.38%, 10/16/2029	500,000	661,574
		1,092,279

Agricultural Products–0.30%
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026	553,000	593,458

Air Freight & Logistics–0.77%
FedEx Corp., 4.75%, 11/15/2045	600,000	730,657
4.55%, 04/01/2046	668,000	792,301
		1,522,958

Airlines–0.39%
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, 08/10/2022	43,615	43,631
Delta Air Lines, Inc., 3.63%, 03/15/2022	56,000	55,726
3.80%, 04/19/2023	17,000	16,442
2.90%, 10/28/2024	69,000	63,420
3.75%, 10/28/2029	38,000	33,909
Southwest Airlines Co., 3.00%, 11/15/2026	34,000	34,310
Spirit Airlines Pass Through Trust, Series 2015-1A, 4.10%, 10/01/2029	104,710	90,722
United Airlines Pass Through Trust, Series 2019-1, Class AA, 4.15%, 08/25/2031	431,122	429,386
		767,546

Apparel Retail–0.79%
TJX Cos., Inc. (The), 3.88%, 04/15/2030	1,312,000	1,559,175

	Principal Amount	Value
Asset Management & Custody Banks–0.31%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	$106,000	$ 116,995
Ameriprise Financial, Inc., 4.00%, 10/15/2023	241,000	267,794
Ares Capital Corp., 3.50%, 02/10/2023	124,000	127,274
BlackRock, Inc., 2.40%, 04/30/2030	72,000	78,689
FS KKR Capital Corp., 4.13%, 02/01/2025	19,000	18,876
		609,628

Automobile Manufacturers–1.66%
American Honda Finance Corp., 3.50%, 02/15/2028	1,375,000	1,588,717
Ford Motor Co., 4.35%, 12/08/2026	100,000	100,394
7.45%, 07/16/2031	100,000	116,718
4.75%, 01/15/2043	100,000	92,813
Ford Motor Credit Co. LLC, 3.09%, 01/09/2023	385,000	383,456
General Motors Co., 6.60%, 04/01/2036	100,000	119,881
5.15%, 04/01/2038	49,000	52,059
6.25%, 10/02/2043	403,000	468,985
6.75%, 04/01/2046	259,000	314,543
5.95%, 04/01/2049	44,000	51,778
		3,289,344

Biotechnology–0.07%
AbbVie, Inc., 2.95%, 11/21/2026(b)	117,000	128,788
Amgen, Inc., 2.20%, 02/21/2027	17,000	18,017
		146,805

Brewers–0.38%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	262,000	421,107
Molson Coors Beverage Co., 5.00%, 05/01/2042	165,000	186,405
4.20%, 07/15/2046	140,000	144,469
		751,981

Broadcasting–0.51%
Discovery Communications LLC, 3.90%, 11/15/2024	200,000	222,662
4.13%, 05/15/2029	289,000	330,510
ViacomCBS, Inc., 4.75%, 05/15/2025	400,000	462,232
		1,015,404

Building Products–0.04%
Owens Corning, 7.00%, 12/01/2036	62,000	82,398

Cable & Satellite–0.90%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.13%, 07/01/2049	50,000	58,400
Comcast Corp., 3.60%, 03/01/2024	403,000	447,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Grupo Televisa S.A.B. (Mexico), 4.63%, 01/30/2026	$450,000	$ 504,504
Time Warner Cable LLC, 7.30%, 07/01/2038	106,000	150,881
5.50%, 09/01/2041	86,000	105,575
4.50%, 09/15/2042	420,000	469,337
Time Warner Entertainment Co. L.P., 8.38%, 07/15/2033	35,000	54,457
		1,790,181

Commodity Chemicals–0.01%
Westlake Chemical Corp., 5.00%, 08/15/2046	27,000	30,875

Communications Equipment–0.13%
Juniper Networks, Inc., 5.95%, 03/15/2041	14,000	17,708
Motorola Solutions, Inc., 4.00%, 09/01/2024	200,000	222,175
5.50%, 09/01/2044	14,000	16,284
		256,167

Construction & Engineering–0.07%
Fluor Corp., 3.50%, 12/15/2024	32,000	25,071
4.25%, 09/15/2028	38,000	30,430
Valmont Industries, Inc., 5.25%, 10/01/2054	73,000	77,907
		133,408

Construction Machinery & Heavy Trucks–0.87%
Caterpillar Financial Services Corp., 1.93%, 10/01/2021	694,000	706,454
Cummins, Inc., 3.65%, 10/01/2023	479,000	523,132
PACCAR Financial Corp., 2.80%, 03/01/2021	501,000	507,508
		1,737,094

Construction Materials–0.01%
Eagle Materials, Inc., 4.50%, 08/01/2026	20,000	20,759

Consumer Finance–0.74%
Ally Financial, Inc., 4.63%, 05/19/2022	480,000	505,446
8.00%, 11/01/2031	218,000	296,741
Discover Financial Services, 3.95%, 11/06/2024	305,000	336,123
Synchrony Financial, 4.25%, 08/15/2024	300,000	322,264
		1,460,574

Department Stores–0.04%
Nordstrom, Inc., 5.00%, 01/15/2044	102,000	71,908

Distillers & Vintners–0.50%
Diageo Capital PLC (United Kingdom), 2.13%, 10/24/2024	574,000	608,266
3.88%, 05/18/2028	330,000	386,788
		995,054

	Principal Amount	Value
Diversified Banks–7.25%
Banco Santander S.A. (Spain), 5.18%, 11/19/2025	$600,000	$ 685,396
4.25%, 04/11/2027	400,000	452,175
Bancolombia S.A. (Colombia), 3.00%, 01/29/2025	213,000	217,236
Bank of America Corp., 4.27%, 07/23/2029(c)	188,000	222,259
7.75%, 05/14/2038	271,000	451,360
Series DD, 6.30%(c)(d)	257,000	297,331
Bank of Montreal (Canada), 3.80%, 12/15/2032(c)	300,000	332,740
Bank of Nova Scotia (The) (Canada), 2.70%, 03/07/2022	278,000	288,847
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	240,000	265,896
Barclays PLC (United Kingdom), 5.20%, 05/12/2026	284,000	324,104
7.88%(b)(c)(d)	75,000	78,750
8.00%(c)(d)	94,000	102,879
BPCE S.A. (France), 4.50%, 03/15/2025(b)	195,000	217,865
Capital One Bank USA N.A., 3.38%, 02/15/2023	250,000	265,021
Citigroup, Inc., 3.67%, 07/24/2028(c)	100,000	112,971
Cooperatieve Rabobank U.A. (Netherlands), 3.95%, 11/09/2022	900,000	961,732
Deutsche Bank AG (Germany), 3.95%, 02/27/2023	343,000	362,653
HSBC Bank USA N.A., 5.88%, 11/01/2034	700,000	961,046
HSBC Holdings PLC (United Kingdom), 3.95%, 05/18/2024(c)	100,000	108,002
4.29%, 09/12/2026(c)	325,000	366,341
4.58%, 06/19/2029(c)	165,000	192,914
JPMorgan Chase & Co., 3.80%, 07/23/2024(c)	258,000	281,021
3.88%, 09/10/2024	502,000	559,516
7.75%, 07/15/2025	250,000	324,515
3.54%, 05/01/2028(c)	263,000	297,041
Lloyds Bank PLC (United Kingdom), 3.30%, 05/07/2021	1,275,000	1,300,131
Lloyds Banking Group PLC (United Kingdom), 4.45%, 05/08/2025	755,000	866,450
3.87%, 07/09/2025(c)	201,000	221,207
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.74%, 03/07/2029	191,000	220,365
National Australia Bank Ltd. (Australia), 3.93%, 08/02/2034(b)(c)	230,000	256,622
Natwest Group PLC (United Kingdom), 6.10%, 06/10/2023	250,000	278,128
6.00%, 12/19/2023	300,000	338,438
Santander UK PLC (United Kingdom), 2.88%, 06/18/2024	558,000	604,104
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.35%, 01/15/2025	200,000	212,517
Svenska Handelsbanken AB (Sweden), 3.90%, 11/20/2023	474,000	527,277
U.S. Bancorp, Series W, 3.10%, 04/27/2026	160,000	179,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Diversified Banks–(continued)
Wells Fargo & Co., 4.75%, 12/07/2046	$510,000	$ 644,154
		14,378,522

Diversified Capital Markets–0.17%
Credit Suisse Group AG (Switzerland), 3.87%, 01/12/2029(b)(c)	189,000	212,449
UBS Group AG (Switzerland), 7.00%(b)(c)(d)	125,000	135,556
		348,005

Diversified Chemicals–0.03%
Dow Chemical Co. (The), 9.40%, 05/15/2039	32,000	54,544

Diversified REITs–0.02%
CyrusOne L.P./CyrusOne Finance Corp., 3.45%, 11/15/2029	33,000	36,093

Diversified Support Services–0.06%
Cintas Corp. No. 2, 2.90%, 04/01/2022	114,000	118,267

Drug Retail–0.13%
Walgreens Boots Alliance, Inc., 4.80%, 11/18/2044	245,000	269,318

Education Services–0.02%
California Institute of Technology, 4.70%, 11/01/2111	27,000	38,758

Electric Utilities–2.70%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	806,000	936,306
Edison International, 5.75%, 06/15/2027	150,000	170,709
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(b)	349,000	380,484
ITC Holdings Corp., 5.30%, 07/01/2043	323,000	423,706
National Grid USA, 5.80%, 04/01/2035	146,000	188,588
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/2079(c)	235,000	268,689
Oglethorpe Power Corp., 5.95%, 11/01/2039	374,000	489,248
PPL WEM Ltd./Western Power Distribution PLC (United Kingdom), 5.38%, 05/01/2021(b)	500,000	510,066
Southern California Edison Co., 6.00%, 01/15/2034	168,000	227,261
Southern Power Co., 5.15%, 09/15/2041	435,000	502,785
Union Electric Co., 8.45%, 03/15/2039	400,000	676,765
Virginia Electric & Power Co., 8.88%, 11/15/2038	316,000	573,080
		5,347,687

Electronic Components–0.09%
Amphenol Corp., 3.20%, 04/01/2024	111,000	120,091
Corning, Inc., 5.35%, 11/15/2048	50,000	67,320
		187,411

	Principal Amount	Value
Fertilizers & Agricultural Chemicals–0.02%
Mosaic Co. (The), 5.45%, 11/15/2033	$19,000	$ 21,852
5.63%, 11/15/2043	24,000	27,636
		49,488

Gold–0.13%
Newmont Corp., 2.80%, 10/01/2029	231,000	251,481

Health Care Equipment–0.41%
Baxter International, Inc., 3.95%, 04/01/2030(b)	318,000	382,516
Medtronic, Inc., 4.38%, 03/15/2035	330,000	437,359
		819,875

Health Care Facilities–0.69%
HCA, Inc., 5.25%, 04/15/2025	197,000	229,796
5.25%, 06/15/2049	300,000	375,616
SSM Health Care Corp., 3.69%, 06/01/2023	715,000	767,396
		1,372,808

Health Care REITs–0.34%
Sabra Health Care L.P., 5.13%, 08/15/2026	28,000	30,529
Welltower, Inc., 3.63%, 03/15/2024	590,000	638,186
		668,715

Health Care Services–0.95%
CHRISTUS Health, Series C, 4.34%, 07/01/2028	430,000	486,817
CommonSpirit Health, 2.95%, 11/01/2022	378,000	394,043
CVS Health Corp., 2.88%, 06/01/2026	179,000	195,182
5.05%, 03/25/2048	302,000	392,662
Laboratory Corp. of America Holdings, 3.20%, 02/01/2022	222,000	230,478
Toledo Hospital (The), 6.02%, 11/15/2048	154,000	176,803
		1,875,985

Hotel & Resort REITs–0.06%
Service Properties Trust, 5.00%, 08/15/2022	28,000	28,175
4.35%, 10/01/2024	61,000	57,474
4.95%, 10/01/2029	50,000	44,812
		130,461

Hotels, Resorts & Cruise Lines–0.02%
Marriott International, Inc., Series EE, 5.75%, 05/01/2025	39,000	43,828

Household Appliances–0.46%
Whirlpool Corp., 4.70%, 06/01/2022	850,000	908,174

Household Products–0.31%
Kimberly-Clark Corp., 2.40%, 03/01/2022	589,000	606,972

Hypermarkets & Super Centers–0.10%
Walmart, Inc., 3.70%, 06/26/2028	170,000	201,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Industrial Conglomerates–0.92%
Carlisle Cos., Inc., 3.75%, 11/15/2022	$131,000	$ 137,723
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	252,000	267,380
General Electric Co., 6.75%, 03/15/2032	460,000	576,628
5.88%, 01/14/2038	725,000	838,186
		1,819,917

Industrial Machinery–0.68%
nVent Finance S.a.r.l. (United Kingdom), 4.55%, 04/15/2028	400,000	429,959
Stanley Black & Decker, Inc., 4.25%, 11/15/2028	570,000	688,459
4.00%, 03/15/2060(c)	213,000	223,694
		1,342,112

Industrial REITs–0.06%
Prologis L.P., 2.25%, 04/15/2030	113,000	120,468

Insurance Brokers–0.32%
Aon Corp., 8.21%, 01/01/2027	100,000	129,098
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	456,000	505,713
		634,811

Integrated Oil & Gas–0.69%
BP Capital Markets PLC (United Kingdom), 3.81%, 02/10/2024	321,000	354,250
Chevron Corp., 2.90%, 03/03/2024	324,000	349,297
Occidental Petroleum Corp., 2.90%, 08/15/2024	519,000	478,451
Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025	90,000	100,604
Total Capital International S.A. (France), 2.70%, 01/25/2023	82,000	86,534
		1,369,136

Integrated Telecommunication Services–0.77%
TCI Communications, Inc., 7.13%, 02/15/2028	1,100,000	1,530,681

Interactive Media & Services–0.89%
Alphabet, Inc., 3.38%, 02/25/2024	274,000	302,218
Baidu, Inc. (China), 3.50%, 11/28/2022	865,000	910,542
4.38%, 03/29/2028	300,000	346,438
Weibo Corp. (China), 3.50%, 07/05/2024	200,000	212,499
		1,771,697

Internet & Direct Marketing Retail–0.84%
Alibaba Group Holding Ltd. (China), 3.40%, 12/06/2027	330,000	373,620
4.50%, 11/28/2034	570,000	721,133
Booking Holdings, Inc., 3.55%, 03/15/2028	399,000	444,831
Expedia Group, Inc., 4.63%, 08/01/2027(b)	122,000	127,398
		1,666,982

	Principal Amount	Value
Investment Banking & Brokerage–2.09%
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	$1,077,000	$ 1,193,808
3.50%, 11/16/2026	301,000	335,927
5.15%, 05/22/2045	200,000	265,846
Jefferies Group LLC, 6.25%, 01/15/2036	12,000	14,516
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, 01/15/2027	134,000	152,289
Morgan Stanley, 3.74%, 04/24/2024(c)	726,000	784,712
3.88%, 01/27/2026	415,000	476,748
Series F, 3.88%, 04/29/2024	538,000	598,612
TD Ameritrade Holding Corp., 2.95%, 04/01/2022	308,000	319,622
		4,142,080

IT Consulting & Other Services–0.33%
International Business Machines Corp., 7.13%, 12/01/2096	383,000	659,259

Leisure Products–0.26%
Hasbro, Inc., 6.35%, 03/15/2040	300,000	359,887
5.10%, 05/15/2044	147,000	151,026
		510,913

Life & Health Insurance–1.44%
Brighthouse Financial, Inc., 3.70%, 06/22/2027	257,000	270,371
4.70%, 06/22/2047	236,000	227,137
MetLife, Inc., 3.60%, 04/10/2024	692,000	770,292
Series D, 5.88%(c)(d)	100,000	110,960
Prudential Financial, Inc., 5.63%, 06/15/2043(c)	342,000	367,731
5.20%, 03/15/2044(c)	225,000	238,453
5.38%, 05/15/2045(c)	135,000	148,507
3.70%, 03/13/2051	224,000	249,787
Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(b)	441,000	454,463
Unum Group, 5.75%, 08/15/2042	13,000	14,839
		2,852,540

Motorcycle Manufacturers–0.26%
Harley-Davidson, Inc., 3.50%, 07/28/2025	187,000	200,837
4.63%, 07/28/2045	279,000	307,266
		508,103

Multi-line Insurance–0.06%
American International Group, Inc., Series A-9, 5.75%, 04/01/2048(c)	20,000	22,105
8.18%, 05/15/2058(c)	11,000	15,752
Hartford Financial Services Group, Inc. (The), 2.41% (3 mo. USD LIBOR + 2.13%), 02/12/2047(b)(e)	108,000	91,166
		129,023

Multi-Sector Holdings–0.04%
Berkshire Hathaway, Inc., 2.20%, 03/15/2021	71,000	71,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Multi-Utilities–0.63%
Black Hills Corp., 4.25%, 11/30/2023	$216,000	$ 237,557
3.95%, 01/15/2026	277,000	304,891
PSEG Power LLC, 8.63%, 04/15/2031	358,000	528,318
Sempra Energy, 4.05%, 12/01/2023	159,000	174,752
		1,245,518

Office REITs–0.32%
Alexandria Real Estate Equities, Inc., 4.00%, 01/15/2024	558,000	617,408
Office Properties Income Trust, 4.00%, 07/15/2022	16,000	16,064
		633,472

Oil & Gas Equipment & Services–0.47%
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	152,000	184,944
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/2022	162,000	169,677
4.08%, 12/15/2047	181,000	190,982
Halliburton Co., 7.45%, 09/15/2039	113,000	153,948
5.00%, 11/15/2045	220,000	241,239
		940,790

Oil & Gas Exploration & Production–1.08%
Apache Corp., 5.10%, 09/01/2040	322,000	313,810
Continental Resources, Inc., 5.00%, 09/15/2022	194,000	194,049
4.38%, 01/15/2028	265,000	254,874
Devon Energy Corp., 5.60%, 07/15/2041	138,000	144,438
Hess Corp., 5.60%, 02/15/2041	140,000	159,886
Marathon Oil Corp., 3.85%, 06/01/2025	470,000	488,231
6.60%, 10/01/2037	250,000	268,793
Newfield Exploration Co., 5.63%, 07/01/2024	275,000	279,783
Ovintiv, Inc., 6.50%, 08/15/2034	48,000	46,708
		2,150,572

Oil & Gas Refining & Marketing–0.17%
Marathon Petroleum Corp., 4.50%, 04/01/2048	105,000	112,212
Valero Energy Corp., 6.63%, 06/15/2037	166,000	224,343
		336,555

Oil & Gas Storage & Transportation–1.18%
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	56,000	61,164
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	370,000	431,422
Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	143,000	182,711
Enable Midstream Partners L.P., 3.90%, 05/15/2024	250,000	248,482
4.95%, 05/15/2028	51,000	50,239
Energy Transfer Operating L.P., 5.30%, 04/15/2047	389,000	374,952
Kinder Morgan Energy Partners L.P., 6.95%, 01/15/2038	131,000	174,080

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
MPLX L.P., 1.41% (3 mo. USD LIBOR + 1.10%), 09/09/2022(e)	$225,000	$ 225,023
Sunoco Logistics Partners Operations L.P., 5.40%, 10/01/2047	167,000	163,799
Transcanada Trust (Canada), 5.50%, 09/15/2079(c)	122,000	130,143
Western Midstream Operating L.P., 4.65%, 07/01/2026	56,000	57,400
6.25%, 02/01/2050	65,000	65,209
Williams Cos., Inc. (The), 6.30%, 04/15/2040	136,000	171,179
		2,335,803

Other Diversified Financial Services–0.52%
Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(b)	125,000	138,409
Brookfield Finance, Inc. (Canada), 4.00%, 04/01/2024	240,000	265,113
4.70%, 09/20/2047	101,000	119,165
Equitable Holdings, Inc., 5.00%, 04/20/2048	44,000	52,019
ORIX Corp. (Japan), 4.05%, 01/16/2024	322,000	353,692
3.70%, 07/18/2027	72,000	81,214
Voya Financial, Inc., 5.65%, 05/15/2053(c)	20,000	20,935
		1,030,547

Packaged Foods & Meats–0.27%
Experian Finance PLC (United Kingdom), 2.75%, 03/08/2030(b)	497,000	540,933

Paper Packaging–0.17%
International Paper Co., 4.80%, 06/15/2044	280,000	343,671

Paper Products–0.13%
Fibria Overseas Finance Ltd. (Brazil), 5.50%, 01/17/2027	27,000	30,033
Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	200,000	227,150
		257,183

Pharmaceuticals–1.32%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	327,000	381,901
GlaxoSmithKline Capital, Inc. (United Kingdom), 5.38%, 04/15/2034	305,000	430,527
Johnson & Johnson, 3.55%, 05/15/2021	328,000	335,546
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	800,000	867,110
4.90%, 12/15/2044	200,000	216,617
Wyeth LLC, 6.50%, 02/01/2034	247,000	386,323
		2,618,024

Property & Casualty Insurance–0.36%
Allied World Assurance Co. Holdings Ltd.,
4.35%, 10/29/2025	76,000	79,604
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024	266,000	300,293
CNA Financial Corp., 3.95%, 05/15/2024	297,000	328,208
		708,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Railroads–0.20%
CSX Corp., 3.70%, 11/01/2023	$366,000	$ 401,644

Regional Banks–0.20%
KeyBank N.A., 3.40%, 05/20/2026	230,000	258,514
Truist Bank, 4.05%, 11/03/2025	10,000	11,651
3.30%, 05/15/2026	115,000	129,879
		400,044

Reinsurance–0.04%
RenaissanceRe Finance, Inc. (Bermuda), 3.70%, 04/01/2025	34,000	37,113
Sompo International Holdings Ltd. (Bermuda), 4.70%, 10/15/2022	34,000	36,054
		73,167

Residential REITs–0.18%
AvalonBay Communities, Inc., 4.20%, 12/15/2023	325,000	359,494

Restaurants–0.26%
Starbucks Corp., 3.85%, 10/01/2023	467,000	511,334

Retail REITs–0.37%
Federal Realty Investment Trust, 4.50%, 12/01/2044	61,000	70,305
Kite Realty Group L.P., 4.00%, 10/01/2026	326,000	310,054
Simon Property Group L.P., 6.75%, 02/01/2040	244,000	346,260
		726,619

Semiconductors–0.89%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	173,000	191,865
Broadcom, Inc., 4.11%, 09/15/2028	265,000	298,249
Microchip Technology, Inc., 4.33%, 06/01/2023	200,000	215,670
QUALCOMM, Inc., 2.90%, 05/20/2024	681,000	735,951
Xilinx, Inc., 3.00%, 03/15/2021	317,000	321,394
		1,763,129

Soft Drinks–0.28%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 2.75%, 01/22/2030	526,000	566,593

Specialized Finance–0.45%
National Rural Utilities Cooperative Finance Corp., 2.90%, 03/15/2021	312,000	316,386
3.40%, 11/15/2023	305,000	331,468
8.00%, 03/01/2032	148,000	235,861
5.25%, 04/20/2046(c)	12,000	13,093
		896,808

Specialized REITs–0.01%
EPR Properties, 3.75%, 08/15/2029	28,000	24,754

Specialty Chemicals–0.23%
Celanese US Holdings LLC, 3.50%, 05/08/2024	150,000	160,346
Huntsman International LLC, 5.13%, 11/15/2022	17,000	18,292

	Principal Amount	Value
Specialty Chemicals–(continued)
PPG Industries, Inc., 2.40%, 08/15/2024	$261,000	$ 278,083
		456,721

Steel–0.15%
ArcelorMittal S.A. (Luxembourg), 4.25%, 07/16/2029	240,000	256,717
7.25%, 10/15/2039	27,000	34,735
		291,452

Systems Software–0.66%
Microsoft Corp., 2.88%, 02/06/2024	565,000	610,115
2.70%, 02/12/2025	647,000	706,612
		1,316,727

Technology Hardware, Storage & Peripherals–0.88%
Apple, Inc., 3.00%, 02/09/2024	728,000	788,095
4.45%, 05/06/2044	476,000	639,884
Dell International LLC/EMC Corp., 8.10%, 07/15/2036(b)	52,000	69,161
8.35%, 07/15/2046(b)	140,000	189,087
Seagate HDD Cayman, 4.88%, 06/01/2027	50,000	55,956
		1,742,183

Tobacco–1.17%
Altria Group, Inc., 4.50%, 05/02/2043	557,000	610,773
3.88%, 09/16/2046	225,000	233,874
BAT Capital Corp. (United Kingdom), 3.22%, 08/15/2024	200,000	215,801
3.56%, 08/15/2027	407,000	446,052
4.54%, 08/15/2047	87,000	94,865
4.76%, 09/06/2049	35,000	39,177
Reynolds American, Inc. (United Kingdom), 5.85%, 08/15/2045	545,000	675,179
		2,315,721

Trading Companies & Distributors–0.27%
Air Lease Corp., 3.00%, 02/01/2030	560,000	532,342

Trucking–0.36%
Avolon Holdings Funding Ltd. (Ireland), 3.25%, 02/15/2027(b)	265,000	228,310
Ryder System, Inc., 3.65%, 03/18/2024	438,000	478,153
		706,463

Water Utilities–0.16%
American Water Capital Corp., 3.85%, 03/01/2024	174,000	190,976
6.59%, 10/15/2037	84,000	128,619
		319,595

Wireless Telecommunication Services–0.61%
America Movil S.A.B. de C.V. (Mexico), 3.13%, 07/16/2022	603,000	628,980
6.38%, 03/01/2035	400,000	580,000
		1,208,980
Total U.S. Dollar Denominated Bonds & Notes (Cost $93,687,228)		96,790,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
U.S. Treasury Securities–33.17%
U.S. Treasury Bills–0.70%
0.15% - 0.40%, 09/03/2020(f)(g)	$1,385,000	$ 1,384,983
U.S. Treasury Bonds–0.63%
2.38%, 11/15/2049	1,037,600	1,260,846
U.S. Treasury Notes–31.84%
1.38%, 01/31/2022	4,402,000	4,478,691
1.13%, 02/28/2022	17,700,000	17,960,660
0.13%, 07/31/2022	2,535,000	2,534,307
1.38%, 02/15/2023	563,000	580,143
1.38%, 01/31/2025	8,521,000	8,947,050
1.13%, 02/28/2025	3,577,000	3,719,102
0.25%, 07/31/2025	1,050,000	1,049,221
1.50%, 08/15/2026	4,500,000	4,794,258
1.50%, 01/31/2027	14,225,500	15,186,277
0.50%, 06/30/2027	2,100,000	2,103,281
1.50%, 02/15/2030	700,900	754,289
0.63%, 05/15/2030	1,050,000	1,043,027
		63,150,306
Total U.S. Treasury Securities (Cost $64,042,217)		65,796,135

U.S. Government Sponsored Agency Mortgage-Backed Securities–27.23%
Collateralized Mortgage Obligations–0.46%
Fannie Mae ACES, 0.38%, 12/25/2022(h)	19,339,190	79,896
Fannie Mae REMICs, IO, 3.50%, 08/25/2035	398,311	48,664
5.50%, 07/25/2046	107,484	20,098
4.00%, 08/25/2047	169,844	10,463
5.00% (5.90% - 1 mo. USD LIBOR), 09/25/2047(e)	1,297,572	174,446
Freddie Mac Multifamily Structured Pass Through Ctfs., Series KC03, Class X1, 0.63%, 11/25/2024(h)	4,163,572	74,787
Series K734, Class X1, 0.79%, 02/25/2026(h)	3,066,126	93,910
Series K735, Class X1, 1.10%, 05/25/2026(h)	3,236,596	157,462
Series K093, Class X1, 1.09%, 05/25/2029(h)	2,554,656	183,497
Freddie Mac REMICs, IO, 5.94% (6.10% - 1 mo. USD LIBOR), 01/15/2044(e)	331,698	47,485
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027	139,595	9,001
		899,709

Federal Home Loan Mortgage Corp. (FHLMC)–4.73%
4.50%, 09/01/2049 to 01/01/2050	982,933	1,061,661
3.00%, 01/01/2050 to 05/01/2050	3,944,564	4,284,175
2.50%, 07/01/2050 to 08/01/2050	3,786,101	4,039,875
		9,385,711

	Principal Amount		Value
Federal National Mortgage Association (FNMA)–4.32%
TBA, 2.50%, 09/01/2035(i)		$4,532,000	$ 4,755,236
4.50%, 06/01/2049		427,070	460,756
3.00%, 10/01/2049 to 03/01/2050		2,451,309	2,601,008
2.50%, 03/01/2050		708,716	754,218
			8,571,218

Government National Mortgage Association (GNMA)–4.42%
IO, 6.04% (6.20% - 1 mo. USD LIBOR), 10/16/2047(e)		667,627	120,950
TBA, 3.00%, 09/01/2050(i)		8,200,000	8,634,984
			8,755,934

Uniform Mortgage-Backed Securities–13.30%
TBA, 2.00%, 09/01/2035 to 09/01/2050(i)		9,750,000	10,079,434
2.50%, 09/01/2050(i)		15,489,000	16,303,987
			26,383,421
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $53,721,740)			53,995,993

Non-U.S. Dollar Denominated Bonds & Notes–7.18%(j)
Sovereign Debt–7.18%
Australia Government Bond (Australia), Series 142, 4.25%, 04/21/2026(b)	AUD	1,212,000	1,078,121
Australia Government Bond (Australia), Series 155, 2.50%, 05/21/2030(b)	AUD	1,284,000	1,080,046
Bundesrepublik Deutschland Bundesanleihe (Germany), 1.00%, 08/15/2025(b)	EUR	657,000	849,385
Bundesrepublik Deutschland Bundesanleihe (Germany), 0.01%, 02/15/2030(b)	EUR	690,000	857,800
Canadian Government Bond (Canada), 0.50%, 09/01/2025	CAD	1,381,000	1,065,975
Canadian Government Bond (Canada), 1.25%, 06/01/2030	CAD	1,325,000	1,076,893
New Zealand Government Bond (New Zealand), Series 425, 2.75%, 04/15/2025(b)	NZD	1,424,000	1,074,215
New Zealand Government Bond (New Zealand), 1.50%, 05/15/2031	NZD	1,492,000	1,095,434
Norway Government Bond (Norway), Series 477, 1.75%, 03/13/2025(b)	NOK	7,705,000	934,269
Norway Government Bond (Norway), Series 482, 1.38%, 08/19/2030(b)	NOK	8,965,000	1,084,555
Sweden Government Bond (Sweden), Series 1058, 2.50%, 05/12/2025	SEK	7,200,000	941,266
Sweden Government Bond (Sweden), Series 1061, 0.75%, 11/12/2029(b)	SEK	7,550,000	930,714
Swiss Confederation Government Bond (Switzerland), 1.25%, 06/11/2024(b)	CHF	908,000	1,081,524
Swiss Confederation Government Bond (Switzerland), 0.50%, 05/27/2030(b)	CHF	898,000	1,085,013
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $13,231,734)			14,235,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Agency Credit Risk Transfer Notes–1.34%
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2, 2.58% (1 mo. USD LIBOR + 2.40%), 04/25/2031(b)(e)	$236,861	$ 237,631
Fannie Mae Connecticut Avenue Securities Series 2013-C01, Class M2, 5.43% (1 mo. USD LIBOR + 5.25%), 10/25/2023(e)	395,108	375,574
Series 2014-C02, Class M2, 4.58% (1 mo. USD LIBOR + 4.40%), 01/25/2024(e)	586,608	538,165
Series 2014-C02, Class 1M2, 2.78% (1 mo. USD LIBOR + 2.60%), 05/25/2024(e)	300,560	262,699
Series 2014-C03, Class 2M2, 3.08% (1 mo. USD LIBOR + 2.90%), 07/25/2024(e)	78,119	77,715
Series 2014-C03, Class 1M2, 3.18% (1 mo. USD LIBOR + 3.00%), 07/25/2024(e)	644,288	569,931
Freddie Mac Series 2013-DN2, Class M2, STACR® , 4.43% (1 mo. USD LIBOR + 4.25%), 11/25/2023(e)	308,676	274,968
Series 2018-HQA1, Class M2, STACR® , 2.48% (1 mo. USD LIBOR + 2.30%), 09/25/2030(e)	139,543	138,066
Series 2019-HRP1, Class M2, STACR® , 1.58% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(e)	189,519	181,412
Total Agency Credit Risk Transfer Notes (Cost $2,993,891)		2,656,161
Asset-Backed Securities–0.74%
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	23,326	23,197

	Principal Amount	Value

Bank, Series 2019-BNK16, Class XA, 1.12%, 02/15/2052(h)	$2,380,580	$ 153,275

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, 1.25%, 10/12/2050(h)	6,382,764	357,546

DT Auto Owner Trust, Series 2017-1A, Class E, 5.79%, 02/15/2024(b)	750,000	762,234

Navistar Financial Dealer Note Master Owner Trust II, Series 2019-1, Class C, 1.13% (1 mo. USD LIBOR + 0.95%), 05/25/2024(b)(e)	70,000	69,727

Series 2019-1, Class D, 1.63% (1 mo. USD LIBOR + 1.45%), 05/25/2024(b)(e)	65,000	64,655

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR14, Class 1A4, 3.78%, 12/25/2035(h)	33,218	32,629

Total Asset-Backed Securities (Cost $1,494,323)		1,463,263

	Shares
Money Market Funds–0.39%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(k)(l)	272,402	272,402

Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(k)(l)	194,212	194,329

Invesco Treasury Portfolio, Institutional Class, 0.02%(k)(l)	311,316	311,316

Total Money Market Funds (Cost $778,047)		778,047

TOTAL INVESTMENTS IN SECURITIES-118.85% (Cost $229,949,180)		235,715,241

OTHER ASSETS LESS LIABILITIES—(18.85)%		(37,384,463)

NET ASSETS–100.00%		$198,330,778

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
Ctfs.	– Certificates
EUR	– Euro
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SEK	– Swedish Krona
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $17,084,553, which represented 8.61% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(i)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	February 29, 2020	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$3,633,631	$(3,361,229)	$-	$ -	$272,402	$ 31

Invesco Liquid Assets Portfolio, Institutional Class	36,463,571	2,595,451	(2,401,109)	(36,463,571)	(13)	194,329	56

Invesco Treasury Portfolio, Institutional Class	-	4,152,721	(3,841,405)	-	-	311,316	34

Total	$36,463,571	$10,381,803	$(9,603,743)	$(36,463,571)	$(13)	$778,047	$121

(l)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury Long Bonds	17	December-2020	$2,987,219	$(10,131)	$(10,131)
U.S. Treasury Ultra Bonds	57	December-2020	12,591,656	(40,685)	(40,685)
Subtotal–Long Futures Contracts				(50,816)	(50,816)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	10	December-2020	(2,209,453)	(567)	(567)
U.S. Treasury 5 Year Notes	124	December-2020	(15,627,875)	(21,563)	(21,563)
U.S. Treasury 10 Year Notes	92	December-2020	(12,811,000)	(10,976)	(10,976)
U.S. Treasury 10 Year Ultra Notes	7	December-2020	(1,116,063)	(124)	(124)
Subtotal–Short Futures Contracts				(33,230)	(33,230)
Total Futures Contracts				$(84,046)	$(84,046)

Open Forward Foreign Currency Contracts

Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)

Currency Risk
11/20/2020	Morgan Stanley & Co.	AUD 2,932,238	USD 2,129,991	$ (33,151)
11/20/2020	Morgan Stanley & Co.	CAD 2,807,094	USD 2,141,195	(11,319)
11/20/2020	Morgan Stanley & Co.	CHF 2,126,000	USD 2,345,365	(11,923)
11/20/2020	Morgan Stanley & Co.	EUR 1,415,443	USD 1,676,761	(15,222)
11/20/2020	Morgan Stanley & Co.	NOK 17,600,000	USD 1,977,891	(37,582)
11/20/2020	Morgan Stanley & Co.	NZD 3,170,965	USD 2,105,996	(29,680)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)

11/20/2020	Morgan Stanley & Co.	SEK 16,328,822	USD 1,873,530	$ (15,832)
Total Forward Foreign Currency Contracts				$(154,709)

Abbreviations:

AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
EUR	–	Euro
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
SEK	–	Swedish Krona
USD	–	U.S. Dollar

Portfolio Composition

By sector, based on Net Assets

as of August 31, 2020

U.S. Treasury Securities	33.17%
Collateralized Mortgage Obligations	27.23
Financials	14.40
Sovereign Debt	7.18
Industrials	6.63
Consumer Discretionary	4.59
Communication Services	4.27
Energy	3.57
Utilities	3.49
Health Care	3.45
Consumer Staples	3.18
Information Technology	2.99
Other Sectors, Each Less than 2% of Net Assets	4.31
Money Market Funds Plus Other Assets Less Liabilities	(18.46)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Bond Factor Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $229,171,133)	$234,937,194

Investments in affiliated money market funds, at value (Cost $778,047)	778,047

Other investments:
Variation margin receivable – futures contracts	140,953

Cash	834,695

Foreign currencies, at value (Cost $212,106)	211,851

Receivable for:
Investments sold	5,286,585

Fund shares sold	330,844

Dividends	48,085

Interest	1,262,600

Investment for trustee deferred compensation and retirement plans	23,849

Other assets	83,390

Total assets	243,938,093

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	154,709

Payable for:
Investments purchased	45,118,549

Dividends	20,063

Fund shares reacquired	48,552

Accrued fees to affiliates	186,968

Accrued trustees’ and officers’ fees and benefits	3,527

Accrued other operating expenses	51,098

Trustee deferred compensation and retirement plans	23,849

Total liabilities	45,607,315

Net assets applicable to shares outstanding	$198,330,778

Net assets consist of:
Shares of beneficial interest	$186,599,333

Distributable earnings	11,731,445

$198,330,778

Net Assets:
Class A	$130,194,001

Class C	$22,852,382

Class R	$19,631,911

Class Y	$18,331,766

Class R5	$10,761

Class R6	$7,309,957

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,338,242

Class C	1,990,982

Class R	1,708,793

Class Y	1,597,223

Class R5	937

Class R6	636,709

Class A:
Net asset value per share	$11.48

Maximum offering price per share (Net asset value of $11.48 ÷ 95.75%)	$11.99

Class C:
Net asset value and offering price per share	$11.48

Class R:
Net asset value and offering price per share	$11.49

Class Y:
Net asset value and offering price per share	$11.48

Class R5:
Net asset value and offering price per share	$11.48

Class R6:
Net asset value and offering price per share	$11.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Bond Factor Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$2,051,624

Dividends	48,123

Dividends from affiliated money market funds	121

Total investment income	2,099,868

Expenses:
Advisory fees	243,535

Administrative services fees	13,561

Custodian fees	17,059

Distribution fees:

Class A	153,331

Class C	114,071

Class R	50,038

Transfer agent fees	222,920

Transfer agent fees – R5	2

Transfer agent fees – R6	1,154

Trustees’ and officers’ fees and benefits	8,608

Registration and filing fees	71,475

Reports to shareholders	22,685

Professional services fees	23,585

Other	(11,985)

Total expenses	930,039

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(346,946)

Net expenses	583,093

Net investment income	1,516,775

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	8,198,267

Foreign currencies	20,213

Forward foreign currency contracts	(1,021,249)

Futures contracts	549,354

7,746,585

Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,169,899)

Foreign currencies	4,182

Forward foreign currency contracts	(154,709)

Futures contracts	(506,859)

(3,827,285)

Net realized and unrealized gain	3,919,300

Net increase in net assets resulting from operations	$5,436,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020, period ended February 29, 2020, and year ended July 31, 2019

(Unaudited)

	Six Months Ended August 31, 2020	Seven Months Ended February 29, 2020	Year Ended July 31, 2019

Operations:
Net investment income	$1,516,775	$2,987,319	$5,666,561

Net realized gain (loss)	7,746,585	3,461,649	(1,743,970)

Change in net unrealized appreciation (depreciation)	(3,827,285)	3,280,615	9,508,868

Net increase in net assets resulting from operations	5,436,075	9,729,583	13,431,459

Distributions to shareholders from distributable earnings:
Class A	(1,204,352)	(2,103,408)	(3,454,780)

Class C	(131,799)	(268,610)	(618,547)

Class R	(165,664)	(296,036)	(537,255)

Class Y	(202,630)	(408,127)	(780,401)

Class R5	(115)	(189)	(57)

Class R6	(73,184)	(114,051)	(240,155)

Total distributions from distributable earnings	(1,777,744)	(3,190,421)	(5,631,195)

Share transactions–net:
Class A	5,403,174	(1,109,919)	(4,592,048)

Class C	(676,853)	(1,180,162)	(8,897,146)

Class R	(1,078,485)	(866,522)	251,717

Class Y	(1,023,732)	(2,535,892)	(7,267,938)

Class R5	–	–	10,000

Class R6	1,359,727	(67,919)	(2,393,472)

Net increase (decrease) in net assets resulting from share transactions	3,983,831	(5,760,414)	(22,888,887)

Net increase (decrease) in net assets	7,642,162	778,748	(15,088,623)

Net assets:
Beginning of period	190,688,616	189,909,868	204,998,491

End of period	$198,330,778	$190,688,616	$189,909,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 08/31/20	$11.27	$0.09	$0.23	$0.32	$(0.11)	$11.48	2.84	%(e)	$130,194	0.52	%(e)(f)	0.88	%(e)(f)	1.64	%(e)(f)	162%
Seven months ended 02/29/20	10.88	0.18	0.40	0.58	(0.19)	11.27	5.39		122,371	1.05	(g)	1.05	(g)	2.80	(g)	64
Year ended 07/31/19	10.43	0.32	0.45	0.77	(0.32)	10.88	7.52		119,300	0.97		0.97		3.07		108
Year ended 07/31/18	10.92	0.31	(0.49)	(0.18)	(0.31)	10.43	(1.67)		119,119	0.97		0.97		2.89		57
Year ended 07/31/17	11.03	0.29	(0.10)	0.19	(0.30)	10.92	1.82		129,985	1.00		1.00		2.68		80
Year ended 07/31/16	10.66	0.30	0.37	0.67	(0.30)	11.03	6.45		139,018	1.02		1.02		2.83		73
Year ended 07/31/15	10.90	0.33	(0.24)	0.09	(0.33)	10.66	0.84		103,315	1.01		1.01		3.07		100
Class C
Six months ended 08/31/20	11.26	0.05	0.24	0.29	(0.07)	11.48	2.55		22,852	1.27	(f)	1.64	(f)	0.89	(f)	162
Seven months ended 02/29/20	10.87	0.12	0.40	0.52	(0.13)	11.26	4.80		23,114	1.81	(g)	1.81	(g)	1.90	(g)	64
Year ended 07/31/19	10.43	0.23	0.44	0.67	(0.23)	10.87	6.52		23,487	1.72		1.72		2.17		108
Year ended 07/31/18	10.91	0.23	(0.48)	(0.25)	(0.23)	10.43	(2.32)		31,250	1.72		1.72		2.14		57
Year ended 07/31/17	11.03	0.21	(0.11)	0.10	(0.22)	10.91	0.97		33,420	1.75		1.75		1.92		80
Year ended 07/31/16	10.65	0.22	0.38	0.60	(0.22)	11.03	5.76		38,261	1.77		1.77		2.07		73
Year ended 07/31/15	10.89	0.25	(0.24)	0.01	(0.25)	10.65	0.08		27,706	1.78		1.78		2.32		100
Class R
Six months ended 08/31/20	11.27	0.08	0.23	0.31	(0.09)	11.49	2.80		19,632	0.77	(f)	1.14	(f)	1.39	(f)	162
Seven months ended 02/29/20	10.88	0.15	0.40	0.55	(0.16)	11.27	5.09		20,366	1.31	(g)	1.31	(g)	2.40	(g)	64
Year ended 07/31/19	10.44	0.28	0.44	0.72	(0.28)	10.88	7.06		20,511	1.22		1.22		2.67		108
Year ended 07/31/18	10.93	0.28	(0.49)	(0.21)	(0.28)	10.44	(1.91)		19,416	1.21		1.21		2.65		57
Year ended 07/31/17	11.04	0.26	(0.09)	0.17	(0.28)	10.93	1.58		15,318	1.25		1.25		2.45		80
Year ended 07/31/16	10.66	0.27	0.39	0.66	(0.28)	11.04	6.29		11,736	1.27		1.27		2.55		73
Year ended 07/31/15	10.90	0.31	(0.24)	0.07	(0.31)	10.66	0.59		6,189	1.27		1.27		2.82		100
Class Y
Six months ended 08/31/20	11.26	0.11	0.23	0.34	(0.12)	11.48	3.07		18,332	0.27	(f)	0.64	(f)	1.89	(f)	162
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.22)	11.26	5.55		19,032	0.81	(g)	0.81	(g)	3.09	(g)	64
Year ended 07/31/19	10.43	0.35	0.45	0.80	(0.35)	10.88	7.81		20,940	0.73		0.73		3.37		108
Year ended 07/31/18	10.91	0.33	(0.47)	(0.14)	(0.34)	10.43	(1.35)		27,430	0.72		0.72		3.14		57
Year ended 07/31/17	11.03	0.32	(0.11)	0.21	(0.33)	10.91	1.98		17,748	0.75		0.75		2.95		80
Year ended 07/31/16	10.65	0.32	0.39	0.71	(0.33)	11.03	6.82		11,013	0.77		0.77		3.04		73
Year ended 07/31/15	10.89	0.36	(0.24)	0.12	(0.36)	10.65	1.09		5,413	0.77		0.77		3.35		100
Class R5
Six months ended 08/31/20	11.27	0.11	0.22	0.33	(0.12)	11.48	2.98		11	0.27	(f)	0.43	(f)	1.89	(f)	162
Period ended 02/29/20	10.87	0.20	0.40	0.60	(0.20)	11.27	5.59		11	0.60	(g)	0.60	(g)	3.09	(g)	64
Period ended 07/31/19	10.67	0.07	0.19	0.26	(0.06)	10.87	2.44		10	0.62	(g)	0.62	(g)	3.39	(g)	108
Class R6
Six months ended 08/31/20	11.27	0.11	0.22	0.33	(0.12)	11.48	2.98		7,310	0.27	(f)	0.43	(f)	1.89	(f)	162
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.21)	11.27	5.60		5,795	0.58	(g)	0.58	(g)	3.14	(g)	64
Year ended 07/31/19	10.44	0.36	0.43	0.79	(0.35)	10.88	7.80		5,662	0.56		0.56		3.41		108
Year ended 07/31/18	10.92	0.35	(0.48)	(0.13)	(0.35)	10.44	(1.18)		7,783	0.56		0.56		3.30		57
Year ended 07/31/17	11.03	0.35	(0.11)	0.24	(0.35)	10.92	2.27		2,189	0.56		0.56		3.23		80
Year ended 07/31/16	10.65	0.35	0.38	0.73	(0.35)	11.03	7.03		80	0.57		0.57		3.28		73
Year ended 07/31/15	10.89	0.38	(0.24)	0.14	(0.38)	10.65	1.29		110	0.56		0.56		3.52		100

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.02%, 0.02%, 0.02%, 0.02%, 0.01% and 0.01% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the seven months ended February 29, 2020, the portfolio turnover calculation excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $11,531,839 and 13,476,801, respectively. For the year ended July 31, 2019, the portfolio turnover calculation excludes purchase and sale transactions of TBA mortgage-related securities of $129,169,490 and $127,412,648, respectively.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended August 31, 2020.
(f)

Ratios are annualized and based on average daily net assets (000’s omitted) of $125,381, $22,628, $19,852, $18,636, $11 and $6,732 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Bond Factor Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek total return.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

20	Invesco Intermediate Bond Factor Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

21	Invesco Intermediate Bond Factor Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $2 billion	0.250%
Over $2 billion	0.230%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.25%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

    The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the six months ended August 31, 2020, the Adviser waived advisory fees of $121,825 and reimbursed class level expenses of $149,868, $27,047, $23,729, $22,276, $2 and $1,154 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

22	Invesco Intermediate Bond Factor Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $10,749 in front-end sales commissions from the sale of Class A shares and $70 and $180 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$96,790,432	$–	$96,790,432
U.S. Treasury Securities	–	65,796,135	–	65,796,135
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	53,995,993	–	53,995,993
Non-U.S. Dollar Denominated Bonds & Notes	–	14,235,210	–	14,235,210
Agency Credit Risk Transfer Notes	–	2,656,161	–	2,656,161
Asset-Backed Securities	–	1,463,263	–	1,463,263
Money Market Funds	778,047	–	–	778,047
Total Investments in Securities	778,047	234,937,194	–	235,715,241

Other Investments - Assets*
Investments Matured	–	0	–	0
Other Investments - Liabilities*
Futures Contracts	(84,046)	–	–	(84,046)
Forward Foreign Currency Contracts	–	(154,709)	–	(154,709)
Total Other Investments	(84,046)	(154,709)	–	(238,755)
Total Investments	$694,001	$234,782,485	$–	$235,476,486

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured is shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

23	Invesco Intermediate Bond Factor Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

	Value
	Currency	Interest
Derivative Liabilities	Risk	Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(84,046)	$(84,046)
Unrealized depreciation on forward foreign currency contracts outstanding	(154,709)	-	(154,709)
Total Derivative Liabilities	(154,709)	(84,046)	(238,755)
Derivatives not subject to master netting agreements	-	84,046	84,046
Total Derivative Liabilities subject to master netting agreements	$(154,709)	$-	$(154,709)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley & Co.	$–	$(154,709)	$(154,709)	$–	$–	$(154,709)

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency	Interest
	Risk	Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(1,021,249)	$-	$(1,021,249)
Futures contracts	-	549,354	549,354
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(154,709)	-	(154,709)
Futures contracts	-	(506,859)	(506,859)
Total	$(1,175,958)	$42,495	$(1,133,463)

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$13,147,911	$53,089,357

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,045.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

24	Invesco Intermediate Bond Factor Fund

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,302,983	$7,529	$1,310,512

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $121,871,643 and $121,104,632, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $44,080,472 and $23,211,632, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,468,521
Aggregate unrealized (depreciation) of investments	(1,424,168)
Net unrealized appreciation of investments	$5,044,353

    Cost of investments for tax purposes is $230,432,133.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended		Seven months ended		Year ended
	August 31, 2020(a)		February 29, 2020		July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	1,959,140	$21,966,001	1,037,571	$11,455,611	2,475,679	$25,977,722
Class C	300,040	3,382,730	277,867	3,072,852	445,362	4,635,606
Class R	283,128	3,187,580	257,804	2,845,463	486,574	5,075,703
Class Y	721,428	8,079,315	683,759	7,590,469	2,309,644	23,802,066
Class R5(b)	-	-	-	-	937	10,000
Class R6	293,913	3,279,086	126,736	1,393,303	238,957	2,496,305

Issued as reinvestment of dividends:
Class A	98,070	1,105,825	188,737	2,087,920	327,284	3,426,438
Class C	10,781	121,359	23,926	264,633	58,108	606,705
Class R	14,850	167,376	26,491	289,089	50,674	530,456
Class Y	15,854	178,515	36,654	405,459	74,462	777,216
Class R6	6,637	74,903	9,987	110,563	22,775	238,146

Automatic conversion of Class C shares to Class A shares:
Class A	66,376	753,046	29,570	327,243	-	-
Class C	(66,390)	(753,046)	(29,586)	(327,243)	-	-

25	Invesco Intermediate Bond Factor Fund

	Summary of Share Activity
	Six months ended		Seven months ended		Year ended
	August 31, 2020(a)		February 29, 2020		July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,646,379)	$(18,421,698)	(1,357,418)	$(14,980,693)	(3,256,200)	$(33,996,208)
Class C	(306,084)	(3,427,896)	(380,085)	(4,190,404)	(1,339,404)	(14,139,457)
Class R	(395,866)	(4,433,441)	(362,485)	(4,001,074)	(512,103)	(5,354,442)
Class Y	(830,185)	(9,281,562)	(954,407)	(10,531,820)	(3,090,351)	(31,847,220)
Class R6	(178,195)	(1,994,262)	(142,659)	(1,571,785)	(487,266)	(5,127,923)
Net increase (decrease) in share activity	347,118	$3,983,831	(293,544)	$(3,224,522)	(1,488,353)	$(15,620,949)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26	Invesco Intermediate Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,029.30	$2.66	$1,022.58	$2.65	0.52%
Class C	1,000.00	1,025.50	6.48	1,018.80	6.46	1.27
Class R	1,000.00	1,028.00	3.94	1,021.32	3.92	0.77
Class Y	1,000.00	1,030.70	1.38	1,023.84	1.38	0.27
Class R5	1,000.00	1,030.70	1.38	1,023.84	1.38	0.27
Class R6	1,000.00	1,030.70	1.38	1,023.84	1.38	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27	Invesco Intermediate Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Intermediate Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s allocation to structured securities detracted from performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that the Fund had changed its name, investment strategy and portfolio management team on February 28, 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider past performance of the Fund to be particularly relevant. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as well as other metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule

28	Invesco Intermediate Bond Factor Fund

was reduced at certain breakpoint levels effective February 2020 in connection with its repositioning as a factor-based fund and that the Broadridge materials did not reflect this reduced contractual management fee schedule. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

29	Invesco Intermediate Bond Factor Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	O-INTI-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco Real Estate Fund
Nasdaq:
A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services

Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Real Estate Fund

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.73%
Class C Shares	-7.11
Class R Shares	-6.86
Class Y Shares	-6.59
Investor Class Shares	-6.64
Class R5 Shares	-6.59
Class R6 Shares	-6.59
S&P 500 Index▼ (Broad Market Index)	19.63
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	-4.27
Lipper Real Estate Funds Index∎ (Peer Group Index)	-3.59

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.

  The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3	Invesco Real Estate Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	8.42%
10 Years	7.78
5 Years	4.64
1 Year	-15.72

Class C Shares
Inception (5/1/95)	9.55%
10 Years	7.57
5 Years	5.02
1 Year	-12.26

Class R Shares
Inception (4/30/04)	8.23%
10 Years	8.11
5 Years	5.55
1 Year	-11.08

Class Y Shares
Inception (10/3/08)	7.67%
10 Years	8.66
5 Years	6.09
1 Year	-10.60

Investor Class Shares
Inception (9/30/03)	8.69%
10 Years	8.40
5 Years	5.86
1 Year	-10.75

Class R5 Shares
Inception (4/30/04)	8.95%
10 Years	8.80
5 Years	6.21
1 Year	-10.50

Class R6 Shares
10 Years	8.78%
5 Years	6.29
1 Year	-10.47

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and

Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Real Estate Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures pro viding for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5	Invesco Real Estate Fund

Schedule of Investments(a)

August 31, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-99.21%
Apartments-7.57%
Apartment Investment & Management Co., Class A	815,441	$29,380,339
AvalonBay Communities, Inc.	68,174	10,775,582
Equity Residential	762,594	43,048,431
UDR, Inc.	1,692,545	58,917,492
		142,121,844

Data Centers-11.86%
CoreSite Realty Corp.	176,747	21,642,670
CyrusOne, Inc.	554,511	46,318,304
Digital Realty Trust, Inc.	298,867	46,518,649
Equinix, Inc.	116,813	92,256,571
QTS Realty Trust, Inc., Class A	237,460	16,104,537
		222,840,731

Diversified-3.40%
American Assets Trust, Inc.	466,721	11,924,722
BGP Holdings PLC(b)(c)(d)	3,547,941	0
VEREIT, Inc.	7,717,813	51,863,703
		63,788,425

Free Standing-3.84%
Essential Properties Realty Trust, Inc.	1,001,566	16,996,575
National Retail Properties, Inc.	993,448	35,207,797
NETSTREIT Corp.	241,529	4,429,642
Realty Income Corp.	250,234	15,522,015
		72,156,029

Health Care-9.53%
CareTrust REIT, Inc.	535,106	10,365,003
Healthcare Realty Trust, Inc.	706,790	20,390,892
Healthcare Trust of America, Inc., Class A	1,382,270	36,478,105
Healthpeak Properties, Inc.	2,935,799	81,145,484
Omega Healthcare Investors, Inc.	649,260	20,107,582
Ventas, Inc.	257,694	10,619,570
		179,106,636

Industrial-12.15%
Americold Realty Trust	394,141	15,115,307
Duke Realty Corp.	2,290,585	88,302,052
Exeter Industrial Value Fund L.P., (Acquired 11/06/2007-04/18/2011; Cost $3,529,048)(b)(c)(d)(e)	4,185,000	248,346
Prologis, Inc.	630,447	64,217,331
Rexford Industrial Realty, Inc.	693,022	33,251,196

	Shares	Value
Industrial-(continued)
STAG Industrial, Inc.	837,650	$27,056,095
		228,190,327

Infrastructure REITs-19.67%
American Tower Corp.	1,016,612	253,288,880
Crown Castle International Corp.	653,033	106,607,637
SBA Communications Corp., Class A	31,191	9,546,629
		369,443,146

Lodging Resorts-3.02%
Apple Hospitality REIT, Inc.	1,941,098	19,740,967
Host Hotels & Resorts, Inc.	2,163,206	24,292,803
Sunstone Hotel Investors, Inc.	1,535,942	12,794,397
		56,828,167

Manufactured Homes-2.42%
Equity LifeStyle Properties, Inc.	294,331	19,511,202
Sun Communities, Inc.	173,905	25,925,757
		45,436,959

Office-6.91%
Alexandria Real Estate Equities, Inc.	373,429	62,877,975
Boston Properties, Inc.	398,868	34,649,663
Brandywine Realty Trust	1,004,883	11,184,348
Kilroy Realty Corp.	361,663	21,164,519
		129,876,505

Regional Malls-0.72%
Simon Property Group, Inc.	198,382	13,460,219

Self Storage-2.98%
CubeSmart	466,127	14,738,936
Extra Space Storage, Inc.	387,285	41,265,217
		56,004,153

Shopping Centers-3.79%
Brixmor Property Group, Inc.	854,871	10,087,478
Kimco Realty Corp.	1,849,011	22,169,642
Regency Centers Corp.	697,554	27,699,869
Retail Opportunity Investments Corp.	1,007,358	11,211,895
		71,168,884

Single Family Homes-3.46%
Invitation Homes, Inc.	2,272,227	65,053,859

Specialty-5.02%
Gaming and Leisure Properties, Inc.	950,274	34,542,460
Lamar Advertising Co., Class A	195,808	13,555,788
VICI Properties, Inc.	2,066,442	46,164,314
		94,262,562

Timber REITs-2.87%
Weyerhaeuser Co.	1,779,256	53,929,249
Total Common Stocks & Other Equity Interests (Cost $1,495,036,563)		1,863,667,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Real Estate Fund

	Shares	Value
Money Market Funds-0.60%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g)	1,543,720	$1,543,720
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(f)(g)	7,892,586	7,897,322
Invesco Treasury Portfolio, Institutional Class, 0.02%(f)(g)	1,764,251	1,764,251
Total Money Market Funds (Cost $11,200,981)		11,205,293
TOTAL INVESTMENTS IN SECURITIES-99.81% (Cost $1,506,237,544)		1,874,872,988
OTHER ASSETS LESS LIABILITIES-0.19%		3,646,429
NET ASSETS-100.00%		$1,878,519,417

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $248,346, which represented less than 1% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund L.P.	$315,000	1.26%

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,694,798	$118,845,718	$(123,996,796)	$—	$—	$1,543,720	$11,246
Invesco Liquid Assets Portfolio, Institutional Class	4,402,318	63,359,413	(59,868,548)	3,701	438	7,897,322	17,089
Invesco Treasury Portfolio, Institutional Class	7,651,197	83,245,693	(89,132,639)	—	—	1,764,251	6,419
Total	$18,748,313	$265,450,824	$(272,997,983)	$3,701	$438	$11,205,293	$34,754

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Real Estate Fund

Portfolio Composition

By property type, based on total net assets

as of August 31, 2020

Infrastructure REITs	19.67%
Industrial	12.15
Data Centers	11.86
Health Care	9.53
Apartments	7.57
Office	6.91
Specialty	5.02
Free Standing	3.84
Shopping Centers	3.79
Single Family Homes	3.46
Diversified	3.40
Lodging Resorts	3.02
Self Storage	2.98
Timber REITs	2.87
Manufactured Homes	2.42
Regional Malls	0.72
Money Market Funds Plus Other Assets Less Liabilities	0.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Real Estate Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $1,495,036,563)	$1,863,667,695

Investments in affiliated money market funds, at value (Cost $11,200,981)	11,205,293

Foreign currencies, at value and cost	222

Receivable for:
Investments sold	30,387,171

Fund shares sold	1,286,108

Dividends	1,048,748

Investment for trustee deferred compensation and retirement plans	395,634

Other assets	89,214

Total assets	1,908,080,085

Liabilities:
Payable for:
Investments purchased	25,522,734

Dividends	30

Fund shares reacquired	2,665,159

Amount due custodian	20,414

Accrued fees to affiliates	652,220

Accrued trustees’ and officers’ fees and benefits	23,828

Accrued other operating expenses	252,471

Trustee deferred compensation and retirement plans	423,812

Total liabilities	29,560,668

Net assets applicable to shares outstanding	$1,878,519,417

Net assets consist of:
Shares of beneficial interest	$1,637,786,484

Distributable earnings	240,732,933

$1,878,519,417

Net Assets:
Class A	$ 856,358,479

Class C	$ 53,198,476

Class R	$ 111,927,562

Class Y	$ 269,760,687

Investor Class	$ 28,617,924

Class R5	$ 240,884,171

Class R6	$ 317,772,118

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	47,558,652

Class C	2,976,607

Class R	6,206,663

Class Y	14,990,113

Investor Class	1,593,746

Class R5	13,389,270

Class R6	17,669,225

Class A:
Net asset value per share	$ 18.01

Maximum offering price per share (Net asset value of $18.01 ÷ 94.50%)	$ 19.06

Class C:
Net asset value and offering price per share	$ 17.87

Class R:
Net asset value and offering price per share	$ 18.03

Class Y:
Net asset value and offering price per share	$ 18.00

Investor Class:
Net asset value and offering price per share	$ 17.96

Class R5:
Net asset value and offering price per share	$ 17.99

Class R6:
Net asset value and offering price per share	$ 17.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Real Estate Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Dividends	$16,441,179

Dividends from affiliated money market funds	34,754

Total investment income	16,475,933

Expenses:
Advisory fees	6,316,174

Administrative services fees	109,714

Custodian fees	10,136

Distribution fees:
Class A	933,303

Class C	238,891

Class R	239,794

Investor Class	18,769

Transfer agent fees – A, C, R, Y and Investor	1,124,197

Transfer agent fees – R5	116,600

Transfer agent fees – R6	34,369

Trustees’ and officers’ fees and benefits	12,281

Registration and filing fees	53,279

Reports to shareholders	71,144

Professional services fees	27,406

Other	3,484

Total expenses	9,309,541

Less: Fees waived and/or expense offset arrangement(s)	(11,830)

Net expenses	9,297,711

Net investment income	7,178,222

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(116,536,843)

Change in net unrealized appreciation of:
Investment securities	59,617,461

Foreign currencies	22

59,617,483

Net realized and unrealized gain (loss)	(56,919,360)

Net increase (decrease) in net assets resulting from operations	$(49,741,138)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31, 2020	February 29, 2020

Operations:
Net investment income	$7,178,222	$22,287,396

Net realized gain (loss)	(116,536,843)	154,774,685

Change in net unrealized appreciation (depreciation)	59,617,483	(58,588,758)

Net increase (decrease) in net assets resulting from operations	(49,741,138)	118,473,323

Distributions to shareholders from distributable earnings:
Class A	(36,541,101)	(56,826,231)

Class C	(1,528,301)	(2,461,328)

Class R	(3,474,549)	(5,707,071)

Class Y	(12,415,544)	(18,979,045)

Investor Class	(1,916,985)	(3,406,311)

Class R5	(15,514,776)	(25,153,977)

Class R6	(13,614,943)	(17,676,934)

Total distributions from distributable earnings	(85,006,199)	(130,210,897)

Share transactions-net:
Class A	287,430,549	(30,974,296)

Class C	26,622,667	(11,223,202)

Class R	54,645,112	(8,276,671)

Class Y	85,148,438	18,547,348

Investor Class	(3,292,293)	5,637,507

Class R5	6,606,652	12,121,611

Class R6	127,128,017	46,331,139

Net increase in net assets resulting from share transactions	584,289,142	32,163,436

Net increase in net assets	449,541,805	20,425,862

Net assets:
Beginning of period	1,428,977,612	1,408,551,750

End of period	$1,878,519,417	$1,428,977,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Real Estate Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/20	$20.72	$0.06	$(1.58)	$(1.52)	$(0.14)	$(1.05)	$(1.19)	$18.01	(6.73)%		$856,358	1.20	%(d)	1.20	%(d)	0.70	%(d)	89%
Year ended 02/29/20	20.94	0.30	1.44	1.74	(0.35)	(1.61)	(1.96)	20.72	8.11		627,197	1.23		1.23		1.33		59
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.94	15.98		661,325	1.27		1.27		1.54		47
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	(1.27)	19.32	(5.38)		659,464	1.27		1.27		1.38		44
Year ended 02/28/17	21.76	0.31	2.97	3.28	(0.41)	(2.99)	(3.40)	21.64	15.74		922,255	1.24		1.24		1.31		52
Year ended 02/29/16	27.02	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.76	(5.26)		1,043,135	1.25		1.25		1.57		80
Class C
Six months ended 08/31/20	20.56	(0.00)	(1.57)	(1.57)	(0.07)	(1.05)	(1.12)	17.87	(7.11)		53,198	1.95	(d)	1.95	(d)	(0.05	)(d)	89
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	(1.79)	20.56	7.25		27,928	1.98		1.98		0.58		59
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	(1.24)	20.80	15.10		38,515	2.02		2.02		0.79		47
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	(1.10)	19.20	(6.04)		76,811	2.02		2.02		0.63		44
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84		117,090	1.99		1.99		0.56		52
Year ended 02/29/16	26.89	0.21	(1.76)	(1.55)	(0.09)	(3.61)	(3.70)	21.64	(5.98)		126,592	2.00		2.00		0.82		80
Class R
Six months ended 08/31/20	20.74	0.04	(1.58)	(1.54)	(0.12)	(1.05)	(1.17)	18.03	(6.86)		111,928	1.45	(d)	1.45	(d)	0.45	(d)	89
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	(1.90)	20.74	7.78		60,630	1.48		1.48		1.08		59
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	(1.35)	20.97	15.67		68,733	1.52		1.52		1.29		47
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	(1.21)	19.35	(5.56)		74,367	1.52		1.52		1.13		44
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43		102,102	1.49		1.49		1.06		52
Year ended 02/29/16	27.04	0.33	(1.76)	(1.43)	(0.22)	(3.61)	(3.83)	21.78	(5.50)		103,196	1.50		1.50		1.32		80
Class Y
Six months ended 08/31/20	20.71	0.08	(1.57)	(1.49)	(0.17)	(1.05)	(1.22)	18.00	(6.59)		269,761	0.95	(d)	0.95	(d)	0.95	(d)	89
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	(2.01)	20.71	8.33		204,951	0.98		0.98		1.58		59
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	(1.45)	20.94	16.28		188,940	1.02		1.02		1.79		47
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	(1.32)	19.32	(5.09)		191,203	1.02		1.02		1.63		44
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98		201,330	0.99		0.99		1.56		52
Year ended 02/29/16	27.02	0.46	(1.75)	(1.29)	(0.36)	(3.61)	(3.97)	21.76	(5.02)		171,879	1.00		1.00		1.82		80
Investor Class
Six months ended 08/31/20	20.65	0.07	(1.56)	(1.49)	(0.15)	(1.05)	(1.20)	17.96	(6.64	)(d)(e)	28,618	1.08	(d)(e)	1.08	(d)(e)	0.82	(d)(e)	89
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	(1.96)	20.65	8.06	(e)	37,537	1.22	(e)	1.22	(e)	1.34	(e)	59
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.89	16.05	(e)	32,447	1.23	(e)	1.23	(e)	1.58	(e)	47
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	(1.27)	19.27	(5.33	)(e)	32,868	1.23	(e)	1.23	(e)	1.42	(e)	44
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73	(e)	41,961	1.23	(e)	1.23	(e)	1.32	(e)	52
Year ended 02/29/16	26.97	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.71	(5.27)		43,435	1.25		1.25		1.57		80
Class R5
Six months ended 08/31/20	20.71	0.09	(1.58)	(1.49)	(0.18)	(1.05)	(1.23)	17.99	(6.59)		240,884	0.86	(d)	0.86	(d)	1.04	(d)	89
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	(2.04)	20.71	8.47		268,267	0.87		0.87		1.69		59
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	(1.47)	20.94	16.41		258,447	0.88		0.88		1.93		47
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	(1.35)	19.32	(4.96)		258,599	0.89		0.89		1.76		44
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12		345,558	0.89		0.89		1.66		52
Year ended 02/29/16	27.02	0.49	(1.75)	(1.26)	(0.39)	(3.61)	(4.00)	21.76	(4.89)		380,119	0.87		0.87		1.95		80
Class R6
Six months ended 08/31/20	20.71	0.10	(1.59)	(1.49)	(0.19)	(1.05)	(1.24)	17.98	(6.59)		317,772	0.78	(d)	0.78	(d)	1.12	(d)	89
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	(2.06)	20.71	8.60		202,467	0.79		0.79		1.77		59
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	(1.49)	20.93	16.52		160,145	0.80		0.80		2.01		47
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	(1.37)	19.31	(4.93)		100,866	0.80		0.80		1.85		44
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28		111,069	0.80		0.80		1.75		52
Year ended 02/29/16	27.02	0.51	(1.76)	(1.25)	(0.41)	(3.61)	(4.02)	21.75	(4.85)		99,691	0.78		0.78		2.04		80

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the six months ended August 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $630,639,314 and sold of $40,029,958 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund.

(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $750,934, $47,463, $95,295, $239,579 , $28,885 , $231,710 and $322,018 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.13%, 0.24%, 0.21%, 0.21% and 0.24% for the six months ended August 31, 2020 and the years ended February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Real Estate Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

13	Invesco Real Estate Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

14	Invesco Real Estate Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective April 17, 2020, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.34%, 2.09%, 1.59%, 1.09%, 1.34%, 0.97% and 0.92%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to April 17, 2020, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net asset. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $8,940.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period,

15	Invesco Real Estate Fund

up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and at the annual rate of 0.50% of the average daily net assets of Class R shares, respectively. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $31,456 in front-end sales commissions from the sale of Class A shares and $750 and $1,027 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,863,419,349	$–	$248,346	$1,863,667,695
Money Market Funds	11,205,293	–	–	11,205,293
Total Investments	$1,874,624,642	$–	$248,346	$1,874,872,988

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,890.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 29, 2020.

16	Invesco Real Estate Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $1,233,232,172 and $1,344,141,050, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$410,682,998
Aggregate unrealized (depreciation) of investments	(48,812,619)
Net unrealized appreciation of investments	$361,870,379

Cost of investments for tax purposes is $1,513,002,609.

NOTE 9–Share Information

	Summary of Share Activity
	Six months ended August 31, 2020(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	3,812,265	$66,243,248	4,184,405	$94,583,732
Class C	138,647	2,384,409	321,511	7,167,575
Class R	406,670	7,054,520	586,165	13,268,701
Class Y	2,172,754	37,623,702	3,147,958	70,191,718
Investor Class	79,057	1,366,481	422,712	9,346,776
Class R5	1,914,735	33,343,393	3,397,673	76,641,504
Class R6	2,890,247	49,985,533	4,564,112	103,313,563

Issued as reinvestment of dividends:
Class A	2,115,560	34,879,782	2,537,733	54,142,757
Class C	86,359	1,417,330	106,556	2,251,419
Class R	209,819	3,473,856	267,268	5,707,041
Class Y	524,928	8,657,205	603,160	12,860,778
Investor Class	112,905	1,849,607	153,236	3,258,842
Class R5	943,092	15,488,817	1,174,200	25,070,905
Class R6	812,681	13,425,535	813,623	17,365,275

Automatic conversion of Class C shares to Class A shares:
Class A	279,841	4,795,746	390,499	8,967,960
Class C	(281,737)	(4,795,746)	(392,920)	(8,967,960)

Issued in connection with acquisitions:(b)
Class A	17,572,308	293,751,283	-	-
Class C	2,249,756	37,367,211	-	-
Class R	3,800,712	63,660,703	-	-
Class Y	5,359,726	89,531,346	-	-
Class R5	480	8,007	-	-
Class R6	13,725,949	229,101,643	-	-

17	Invesco Real Estate Fund

	Summary of Share Activity
	Six months ended August 31, 2020(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(6,494,413)	$(112,239,510)	(8,417,407)	$(188,668,745)
Class C	(574,682)	(9,750,537)	(528,815)	(11,674,236)
Class R	(1,133,174)	(19,543,967)	(1,208,801)	(27,252,413)
Class Y	(2,961,582)	(50,663,815)	(2,880,174)	(64,505,148)
Investor Class	(415,592)	(6,508,381)	(311,921)	(6,968,111)
Class R5	(2,422,487)	(42,233,565)	(3,962,056)	(89,590,798)
Class R6	(9,537,678)	(165,384,694)	(3,249,980)	(74,347,699)
Net increase (decrease) in share activity	35,387,146	$584,289,142	1,718,737	$32,163,436

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Real Estate Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 42,708,930 shares of the Fund for 34,206,907 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $713,420,193, including $37,161,369 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,201,814,189 and $1,915,234,382 immediately after the acquisition.

The pro forma results of operations for the six months ended August 31, 2020 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$10,576,504
Net realized/unrealized gains	(192,324,872)
Change in net assets resulting from operations	$(181,748,368)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

18	Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$932.70	$5.85	$1,019.16	$6.11	1.20%
Class C	1,000.00	928.90	9.48	1,015.38	9.91	1.95
Class R	1,000.00	931.40	7.06	1,017.90	7.38	1.45
Class Y	1,000.00	934.10	4.63	1,020.42	4.84	0.95
Investor Class	1,000.00	933.60	5.26	1,019.76	5.50	1.08
Class R5	1,000.00	934.10	4.19	1,020.87	4.38	0.86
Class R6	1,000.00	934.10	3.80	1,021.27	3.97	0.78

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

19	Invesco Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020. Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of Oppenheimer Funds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the FTSE NAREIT All Equity REITs Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

20	Invesco Real Estate Fund

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds and affiliated funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21	Invesco Real Estate Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519                         Invesco Distributors, Inc.                                                                                       REA-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco Short Duration Inflation Protected Fund

Nasdaq: A: LMTAX ⬛ A2: SHTIX ⬛ Y: LMTYX ⬛ R5: ALMIX ⬛ R6: SDPSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds heldwith your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                     Invesco Short Duration Inflation Protected Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.14%
Class A2 Shares	3.10
Class Y Shares	3.18
Class R5 Shares	3.18
Class R6 Shares	3.19
ICE BofAML 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style- Specific Index)	3.31
Lipper Inflation Protected Bond Funds Index∎ (Peer Group Index)	5.60

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is composed of US Treasury inflation-protected securities with maturities between one and five years.
The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                     Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.51%
10 Years	0.85
5 Years	1.66
1 Year	2.09

Class A2 Shares
Inception (12/15/87)	3.75%
10 Years	1.06
5 Years	2.08
1 Year	3.86

Class Y Shares
Inception (10/3/08)	1.33%
10 Years	1.25
5 Years	2.43
1 Year	5.02

Class R5 Shares
Inception (7/13/87)	4.00%
10 Years	1.26
5 Years	2.45
1 Year	4.94

Class R6 Shares
10 Years	1.24%
5 Years	2.45
1 Year	4.96

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares at net asset value and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                     Invesco Short Duration Inflation Protected Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                     Invesco Short Duration Inflation Protected Fund

Schedule of Investments

August 31, 2020

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–99.91%
U.S. Treasury Inflation — Indexed Notes–99.91%(a)
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2022	$36,306	$37,048,052

U.S. Treasury Inflation - Indexed Notes	0.12%	04/15/2022	36,372	37,202,756

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2022	35,494	36,625,310

U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023	35,340	36,639,163

U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023	37,656	39,657,043

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023	35,055	37,040,518

U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	34,966	37,439,219

U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	25,381	27,165,432

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	34,381	36,660,506

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	27,257	29,179,475

U.S. Treasury Inflation - Indexed Notes	2.37%	01/15/2025	29,574	34,692,470

U.S. Treasury Inflation - Indexed Notes	0.25%	01/15/2025	34,458	37,089,045

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	27,403	29,452,851

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	34,346	37,618,509

Total U.S. Treasury Securities (Cost $471,231,911)				493,510,349

			Shares

Money Market Funds–0.16%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)			273,204	273,204

Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(b)(c)			195,029	195,146

Invesco Treasury Portfolio, Institutional Class, 0.02%(b)(c)			312,233	312,233

Total Money Market Funds (Cost $780,583)				780,583

TOTAL INVESTMENTS IN SECURITIES–100.07% (Cost $472,012,494)				494,290,932

OTHER ASSETS LESS LIABILITIES–(0.07)%				(358,445)

NET ASSETS–100.00%				$493,932,487

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value
	February 29, 2020	at Cost	from Sales	Appreciation	Gain	August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$15,514,976	$(15,241,772)	$-	$-	$273,204	$73
Invesco Liquid Assets Portfolio, Institutional Class	-	11,276,072	(11,081,052)	-	126	195,146	300
Invesco Treasury Portfolio, Institutional Class	-	17,731,401	(17,419,168)	-	-	312,233	59
Total	$-	$44,522,449	$(43,741,992)	$-	$126	$780,583	$432

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                     Invesco Short Duration Inflation Protected Fund

Portfolio Composition

By U.S. Treasury Securities

as of August 31, 2020

	Coupon	% of Total
Maturity Date	Rate	Net Assets
1/15/2022	0.13%	7.50%
4/15/2022	0.12	7.53
7/15/2022	0.13	7.41
1/15/2023	0.13	7.42
4/15/2023	0.62	8.03
7/15/2023	0.37	7.50
1/15/2024	0.62	7.58
4/15/2024	0.50	5.50
7/15/2024	0.13	7.42
10/15/2024	0.13	5.91
1/15/2025	2.37	7.02
1/15/2025	0.25	7.51
4/15/2025	0.13	5.96
7/15/2025	0.37	7.62
Other Assets Less Liabilities		0.09

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                     Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $ 471,231,911)	$493,510,349

Investments in affiliated money market funds, at value (Cost $ 780,583)	780,583

Receivable for:
Fund shares sold	92,854

Dividends	22

Interest	369,171

Investment for trustee deferred compensation and retirement plans	113,383

Other assets	45,376

Total assets	494,911,738

Liabilities:
Payable for:
Fund shares reacquired	645,809

Accrued fees to affiliates	41,386

Accrued trustees’ and officers’ fees and benefits	3,785

Accrued other operating expenses	166,587

Trustee deferred compensation and retirement plans	121,684

Total liabilities	979,251

Net assets applicable to shares outstanding	$493,932,487

Net assets consist of:
Shares of beneficial interest	$496,830,865

Distributable earnings (loss)	(2,898,378)

$493,932,487

Net Assets:
Class A	$52,070,413

Class A2	$16,146,754

Class Y	$38,445,163

Class R5	$4,340,456

Class R6	$382,929,701

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,872,596

Class A2	1,509,322

Class Y	3,592,566

Class R5	405,781

Class R6	35,791,995

Class A:
Net asset value per share	$10.69

Maximum offering price per share (Net asset value of $10.69 ÷ 97.50%)	$10.96

Class A2:
Net asset value per share	$10.70

Maximum offering price per share (Net asset value of $10.70 ÷ 99.00%)	$10.81

Class Y:
Net asset value and offering price per share	$10.70

Class R5:
Net asset value and offering price per share	$10.70

Class R6:
Net asset value and offering price per share	$10.70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Treasury Inflation-Protected Securities inflation adjustments	$1,379,659

Interest	746,332

Dividends from affiliated money market funds	432

Total investment income	2,126,423

Expenses:
Advisory fees	511,064

Administrative services fees	37,894

Custodian fees	7,186

Distribution fees:

Class A	59,636

Class A2	12,269

Transfer agent fees - A, A2, and Y	61,024

Transfer agent fees - R5	915

Transfer agent fees - R6	2,302

Trustees’ and officers’ fees and benefits	10,187

Registration and filing fees	35,877

Licensing fees	40,697

Reports to shareholders	13,046

Professional services fees	20,368

Other	4,325

Total expenses	816,790

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(47,838)

Net expenses	768,952

Net investment income	1,357,471

Realized and unrealized gain from:
Net realized gain from investment securities	1,118,984

Change in net unrealized appreciation of investment securities	12,497,105

Net realized and unrealized gain	13,616,089

Net increase in net assets resulting from operations	$14,973,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31,	February 29,
	2020	2020

Operations:
Net investment income	$1,357,471	$13,714,708

Net realized gain (loss)	1,118,984	(4,699,221)

Change in net unrealized appreciation	12,497,105	18,466,453

Net increase in net assets resulting from operations	14,973,560	27,481,940

Distributions to shareholders from distributable earnings:
Class A	(287,894)	(716,900)

Class A2	(109,765)	(284,986)

Class Y	(117,752)	(217,029)

Class R5	(19,477)	(50,696)

Class R6	(3,419,335)	(9,505,471)

Total distributions from distributable earnings	(3,954,223)	(10,775,082)

Return of capital:
Class A	–	(127,457)

Class A2	–	(50,667)

Class Y	–	(38,586)

Class R5	–	(9,013)

Class R6	–	(1,689,975)

Total return of capital	–	(1,915,698)

Total distributions	(3,954,223)	(12,690,780)

Share transactions–net:
Class A	5,546,566	(2,181,523)

Class A2	(877,738)	(1,059,533)

Class Y	20,097,335	7,695,748

Class R5	1,897,874	(709,349)

Class R6	(93,081,279)	(170,261,367)

Net increase (decrease) in net assets resulting from share transactions	(66,417,242)	(166,516,024)

Net increase (decrease) in net assets	(55,397,905)	(151,724,864)

Net assets:
Beginning of period	549,330,392	701,055,256

End of period	$493,932,487	$549,330,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Short Duration Inflation Protected Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/20	$10.43	$0.01	$0.31	$0.32	$(0.06)	$–	$(0.06)	$10.69	3.14%	$52,070	0.55	%(d)	0.67	%(d)	0.28	%(d)	26%
Year ended 02/29/20	10.16	0.22	0.24	0.46	(0.16)	(0.03)	(0.19)	10.43	4.61	45,383	0.55		0.66		2.17		45
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	–	(0.25)	10.16	1.23	46,384	0.55		0.67		1.97		37
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	–	(0.20)	10.29	(0.86)	45,609	0.55		0.65		2.02		48
Year ended 02/28/17	10.50	0.13	0.08	0.21	(0.12)	(0.01)	(0.13)	10.58	2.04	39,978	0.55		0.70		1.18		41
Year ended 02/29/16	10.42	(0.05)	0.14	0.09	(0.01)	–	(0.01)	10.50	0.83	34,373	0.52		0.90		(0.52)		199
Class A2
Six months ended 08/31/20	10.45	0.02	0.30	0.32	(0.07)	–	(0.07)	10.70	3.10	16,147	0.45	(d)	0.57	(d)	0.38	(d)	26
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641	0.45		0.56		2.27		45
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	–	(0.26)	10.17	1.33	17,255	0.45		0.57		2.07		37
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	–	(0.21)	10.30	(0.76)	19,826	0.45		0.55		2.12		48
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	(0.14)	10.59	2.14	22,234	0.45		0.60		1.28		41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	–	(0.01)	10.51	0.92	24,851	0.50		0.80		(0.50)		199
Class Y
Six months ended 08/31/20	10.45	0.03	0.30	0.33	(0.08)	–	(0.08)	10.70	3.18	38,445	0.30	(d)	0.42	(d)	0.54	(d)	26
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906	0.30		0.41		2.42		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.48	9,843	0.30		0.42		2.22		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.51)	12,778	0.30		0.40		2.27		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.30	9,656	0.30		0.45		1.43		41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	–	(0.01)	10.51	0.92	10,471	0.48		0.65		(0.48)		199
Class R5
Six months ended 08/31/20	10.44	0.03	0.31	0.34	(0.08)	–	(0.08)	10.70	3.28	4,340	0.30	(d)	0.33	(d)	0.54	(d)	26
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340	0.29		0.29		2.43		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.50	2,976	0.28		0.28		2.24		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.50)	723	0.29		0.29		2.28		48
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	(0.16)	10.59	2.21	783	0.30		0.32		1.43		41
Year ended 02/29/16	10.43	(0.05)	0.15	0.10	(0.01)	–	(0.01)	10.52	0.95	608	0.48		0.59		(0.48)		199
Class R6
Six months ended 08/31/20	10.45	0.03	0.30	0.33	(0.08)	–	(0.08)	10.70	3.19	382,930	0.27	(d)	0.27	(d)	0.57	(d)	26
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061	0.26		0.26		2.46		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.52	624,598	0.27		0.27		2.25		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.48)	709,402	0.26		0.26		2.31		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.32	718,865	0.29		0.29		1.44		41
Period ended 02/29/16(e)	10.40	(0.01)	0.12	0.11	–	–	–	10.51	1.06	36,414	0.30	(f)	0.46	(f)	(0.30	)(f)	199

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $47,335, $16,231, $17,510 , $3,043 and $423,763 for Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Commencement date of December 31, 2015.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

12                     Invesco Short Duration Inflation Protected Fund

statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.200%

Over $500 million	0.175%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.20%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $228 and reimbursed class level expenses of $27,449, $9,416, $10,156, $390 and $0 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $0 and $134 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $1,878 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

13                     Invesco Short Duration Inflation Protected Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$-	$493,510,349	$-	$493,510,349

Money Market Funds	780,583	-	-	780,583

Total Investments	$780,583	$493,510,349	$-	$494,290,932

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $199.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,826,279	$19,831,376	$21,657,655

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $132,691,099 and $203,122,049, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$20,896,993

Aggregate unrealized (depreciation) of investments	–

Net unrealized appreciation of investments	$20,896,993

Cost of investments for tax purposes is $473,393,939.

14                     Invesco Short Duration Inflation Protected Fund

NOTE 9–Share Information

		Summary of Share Activity

	Six months ended		Year ended
	August 31, 2020(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	1,698,412	$17,687,333	1,706,717	$17,580,951

Class A2	15,012	157,237	15,427	158,707

Class Y	2,538,371	26,907,834	1,750,771	18,092,154

Class R5	231,738	2,420,336	49,765	510,746

Class R6	2,560,063	26,746,955	2,149,948	22,180,815

Issued as reinvestment of dividends:
Class A	23,621	239,394	72,327	742,797

Class A2	9,410	95,383	28,207	289,967

Class Y	9,798	99,418	21,461	220,733

Class R5	976	10,076	1,106	11,382

Class R6	337,267	3,418,707	1,089,631	11,193,032

Reacquired:
Class A	(1,198,750)	(12,380,161)	(1,993,431)	(20,505,271)

Class A2	(108,237)	(1,130,358)	(146,446)	(1,508,207)

Class Y	(669,257)	(6,909,917)	(1,025,733)	(10,617,139)

Class R5	(51,046)	(532,538)	(119,124)	(1,231,477)

Class R6	(11,816,591)	(123,246,941)	(19,895,701)	(203,635,214)

Net increase (decrease) in share activity	(6,419,213)	$(66,417,242)	(16,295,075)	$(166,516,024)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

15                     Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$1,031.40	$2.82	$1,022.43	$2.80	0.55%
Class A2	1,000.00	1,031.00	2.30	1,022.94	2.29	0.45
Class Y	1,000.00	1,031.80	1.54	1,023.69	1.53	0.30
Class R5	1,000.00	1,032.80	1.54	1,023.69	1.53	0.30
Class R6	1,000.00	1,031.90	1.38	1,023.84	1.38	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

16                     Invesco Short Duration Inflation Protected Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration Inflation Protected Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund had changed its name and investment strategy and tracks a new broad based securities market benchmark index as of December 31, 2015. The Broadridge materials prior to the 2016 calendar year were with respect to the Fund’s prior investment strategy. The Board compared the Fund’s investment performance during the past three years ended December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Ice BofAML 1-5 Year US Inflation-Linked Treasury Index. The Board noted that performance of Class A2 shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A2 shares of the Fund was below the performance of the Index for the one and three year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board noted that because the Fund is passively managed, it may lag its actively managed peers. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A2 shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is

17                     Invesco Short Duration Inflation Protected Fund

included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

18                     Invesco Short Duration Inflation Protected Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco Short Term Bond Fund
Nasdaq:
A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
23	Financial Statements
26	Financial Highlights
27	Notes to Financial Statements
34	Fund Expenses
35	Approval of Investment Advisory and Sub-Advisory Contracts
37	Distribution Information

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Short Term Bond Fund

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/29/20 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.10%
Class C Shares	0.89
Class R Shares	0.92
Class Y Shares	1.17
Class R5 Shares	1.11
Class R6 Shares	1.23
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	2.98
Bloomberg Barclays 1-3 Year Government/Credit Index▼ (Style-Specific Index)	1.71
Lipper Short Investment Grade Debt Funds Index∎ (Peer Group Index)	1.87

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.

The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.98%
10 Years	1.83
5 Years	1.96
1 Year	0.38

Class C Shares
Inception (8/30/02)	2.07%
10 Years	1.74
5 Years	2.12
1 Year	2.55

Class R Shares
Inception (4/30/04)	1.84%
10 Years	1.75
5 Years	2.12
1 Year	2.58

Class Y Shares
Inception (10/3/08)	2.48%
10 Years	2.24
5 Years	2.64
1 Year	3.10

Class R5 Shares
Inception (4/30/04)	2.38%
10 Years	2.29
5 Years	2.69
1 Year	3.05

Class R6 Shares
10 Years	2.23%
5 Years	2.75
1 Year	3.21

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charges; therefore, performance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Short Term Bond Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5	Invesco Short Term Bond Fund

Schedule of Investments(a)

August 31, 2020

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–63.31%
Advertising–0.49%
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$4,439,000	$ 4,931,697
Omnicom Group, Inc./Omnicom Capital, Inc., 3.63%, 05/01/2022	4,995,000	5,248,919
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	3,791,000	4,162,662
		14,343,278

Aerospace & Defense–1.31%
BAE Systems Holdings, Inc. (United Kingdom), 2.85%, 12/15/2020(b)	4,621,000	4,643,405
Boeing Co. (The),
2.04%, 11/17/2020(b)	9,990,000	9,964,740
2.19%, 11/17/2020(b)	10,010,000	9,984,690
L3Harris Technologies, Inc., 3.85%, 06/15/2023	3,686,000	4,006,962
Raytheon Technologies Corp., 2.80%, 03/15/2022(b)	5,414,000	5,601,383
Textron, Inc., 4.30%, 03/01/2024	4,114,000	4,438,053
		38,639,233

Agricultural & Farm Machinery–0.61%
CNH Industrial Capital LLC, 4.88%, 04/01/2021	3,467,000	3,543,469
John Deere Capital Corp.,
2.95%, 04/01/2022	5,000,000	5,208,824
1.20%, 04/06/2023	3,581,000	3,662,176
0.70%, 07/05/2023	5,600,000	5,656,605
		18,071,074

Agricultural Products–0.48%
Archer-Daniels-Midland Co., 2.75%, 03/27/2025	706,000	769,825
Bunge Ltd. Finance Corp.,
4.35%, 03/15/2024	3,883,000	4,269,738
1.63%, 08/17/2025	2,607,000	2,623,322
Cargill, Inc., 1.38%, 07/23/2023(b)	6,437,000	6,591,868
		14,254,753

Airlines–0.49%
American Airlines Pass Through Trust,
Series 2016-3, Class B, 3.75%, 10/15/2025	2,269,347	1,584,068
Series 2017-2, Class B, 3.70%, 10/15/2025	1,812,573	1,242,273
Series 2019-1, Class B, 3.85%, 02/15/2028	4,028,536	2,617,654
British Airways Pass Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	1,070,542	896,384
Delta Air Lines Pass Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	1,852,000	1,722,080

	Principal Amount	Value
Airlines–(continued)
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, 7.50%, 11/10/2023(b)	$5,793,614	$ 4,258,306
United Airlines Pass Through Trust, Series 2016-2, Class B, 3.65%, 10/07/2025	2,736,433	2,043,011
		14,363,776

Apparel Retail–0.50%
L Brands, Inc., 5.63%, 02/15/2022	2,147,000	2,210,819
Ross Stores, Inc.,
3.38%, 09/15/2024	2,568,000	2,770,139
4.60%, 04/15/2025	8,456,000	9,750,964
		14,731,922

Apparel, Accessories & Luxury Goods–0.19%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	3,232,000	3,402,019
Ralph Lauren Corp., 1.70%, 06/15/2022	2,124,000	2,166,570
		5,568,589

Asset Management & Custody Banks–0.27%
Ameriprise Financial, Inc.,
3.00%, 03/22/2022	3,000,000	3,118,416
3.00%, 04/02/2025	1,497,000	1,641,627
Apollo Management Holdings L.P., 4.95%, 01/14/2050(b)(c)	3,035,000	3,068,901
		7,828,944

Automobile Manufacturers–6.02%
American Honda Finance Corp., 0.66% (3 mo. USD LIBOR + 0.35%), 06/11/2021(d)	6,094,000	6,094,000
BMW Finance N.V. (Germany), 2.40%, 08/14/2024(b)	5,547,000	5,855,337
Ford Motor Credit Co. LLC,
5.09%, 01/07/2021	4,392,000	4,408,470
1.15%, (3 mo. USD LIBOR + 0.88%), 10/12/2021(d)	6,243,000	6,024,318
3.81%, 10/12/2021	6,654,000	6,694,922
5.60%, 01/07/2022	4,592,000	4,729,622
3.09%, 01/09/2023	3,285,000	3,271,827
General Motors Financial Co., Inc.,
1.12%, (3 mo. USD LIBOR + 0.85%), 04/09/2021(d)	2,420,000	2,419,652
3.20%, 07/06/2021	2,613,000	2,657,059
4.20%, 11/06/2021	9,339,000	9,659,516
Harley-Davidson Financial Services, Inc.,
3.35%, 02/15/2023(b)	6,471,000	6,743,858
3.35%, 06/08/2025(b)	4,786,000	5,084,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Short Term Bond Fund

	Principal Amount	Value
Automobile Manufacturers–(continued)
Hyundai Capital America,
3.95%, 02/01/2022(b)	$16,000,000	$ 16,651,276
3.10%, 04/05/2022(b)	6,011,000	6,199,426
2.85%, 11/01/2022(b)	6,667,000	6,907,250
2.38%, 02/10/2023(b)	6,000,000	6,164,678
5.75%, 04/06/2023(b)	7,402,000	8,251,466
4.30%, 02/01/2024(b)	6,601,000	7,185,554
2.65%, 02/10/2025(b)	7,935,000	8,258,590
5.88%, 04/07/2025(b)	6,208,000	7,294,073
Toyota Motor Corp. (Japan), 2.36%, 07/02/2024	3,697,000	3,950,745
Toyota Motor Credit Corp.,
0.49%, (SOFR + 0.40%), 10/23/2020(d)	10,000,000	10,003,317
3.00%, 04/01/2025	23,932,000	26,346,205
Volkswagen Group of America Finance LLC (Germany),
1.20%, (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(d)	2,867,000	2,869,029
4.00%, 11/12/2021(b)	3,783,000	3,937,223
		177,661,889

Automotive Retail–0.44%
Advance Auto Parts, Inc., 4.50%, 12/01/2023	3,602,000	3,933,303
AutoNation, Inc., 3.35%, 01/15/2021	4,000,000	4,017,757
AutoZone, Inc., 3.63%, 04/15/2025	4,557,000	5,115,930
		13,066,990

Biotechnology–2.08%
AbbVie, Inc.,
3.38%, 11/14/2021	6,061,000	6,275,882
2.15%, 11/19/2021(b)	21,785,000	22,229,804
2.30%, 11/21/2022(b)	6,030,000	6,268,962
3.85%, 06/15/2024(b)	7,600,000	8,391,329
2.60%, 11/21/2024(b)	13,231,000	14,188,190
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	3,791,000	4,038,957
		61,393,124

Brewers–0.38%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
3.50%, 01/12/2024	2,957,000	3,223,629
4.15%, 01/23/2025	7,054,000	8,030,463
		11,254,092

Broadcasting–0.06%
Fox Corp.,
4.03%, 01/25/2024	1,180,000	1,304,928
3.05%, 04/07/2025	360,000	394,696
		1,699,624

Building Products–0.45%
Carrier Global Corp.,
1.92%, 02/15/2023(b)	6,403,000	6,594,530
2.24%, 02/15/2025(b)	3,169,000	3,323,247
Masco Corp., 3.50%, 04/01/2021	3,190,000	3,231,595
		13,149,372

	Principal Amount	Value
Cable & Satellite–0.57%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	$3,696,000	$ 4,122,480
Comcast Corp., 3.30%, 04/01/2027	5,320,000	6,043,384
Time Warner Cable LLC, 4.00%, 09/01/2021	3,328,000	3,405,815
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	3,142,000	3,318,737
		16,890,416

Casinos & Gaming–0.21%
International Game Technology PLC, 6.25%, 02/15/2022(b)	2,018,000	2,077,925
Las Vegas Sands Corp., 3.20%, 08/08/2024	3,975,000	4,039,131
		6,117,056

Commodity Chemicals–0.12%
LyondellBasell Industries N.V., 6.00%, 11/15/2021	3,323,000	3,495,522

Communications Equipment–0.14%
British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	3,771,000	4,195,682

Construction Machinery & Heavy Trucks–1.06%
Caterpillar Financial Services Corp.,
0.60%, (3 mo. USD LIBOR + 0.28%), 09/07/2021(d)	3,250,000	3,257,435
0.65%, 07/07/2023	14,999,000	15,109,136
Cummins, Inc., 0.75%, 09/01/2025	2,967,000	2,974,791
PACCAR Financial Corp.,
2.65%, 04/06/2023	1,099,000	1,162,566
0.80%, 06/08/2023	4,749,000	4,811,498
Wabtec Corp., 4.40%, 03/15/2024	3,698,000	4,022,705
		31,338,131

Consumer Finance–0.51%
Capital One Financial Corp., 3.20%, 01/30/2023	3,882,000	4,106,484
Credit Acceptance Corp., 5.13%, 12/31/2024(b)	1,130,000	1,166,612
Discover Bank, 2.45%, 09/12/2024	2,450,000	2,597,787
Nissan Motor Acceptance Corp., 3.88%, 09/21/2023(b)	3,698,000	3,860,343
Synchrony Financial, 4.25%, 08/15/2024	3,179,000	3,414,929
		15,146,155

Data Processing & Outsourced Services–0.49%
Fiserv, Inc., 3.80%, 10/01/2023	3,699,000	4,050,199
Global Payments, Inc., 4.00%, 06/01/2023	4,619,000	5,023,926
PayPal Holdings, Inc., 2.20%, 09/26/2022	5,231,000	5,426,322
		14,500,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Short Term Bond Fund

	Principal Amount	Value
Distillers & Vintners–0.32%
Constellation Brands, Inc., 3.75%, 05/01/2021	$4,768,000	$ 4,872,445
Pernod Ricard S.A. (France), 4.25%, 07/15/2022(b)	4,343,000	4,638,775
		9,511,220

Diversified Banks–4.29%
Banco del Estado de Chile (Chile), 2.70%, 01/09/2025(b)	6,415,000	6,755,861
Banco do Brasil S.A. (Brazil), 8.50%(b)(c)(e)	6,893,000	6,957,070
Bank of America Corp.,
3.00%, 12/20/2023(c)	2,569,000	2,708,641
3.86%, 07/23/2024(c)	4,528,000	4,927,526
Bank of Ireland Group PLC (Ireland), 4.50%, 11/25/2023(b)	2,997,000	3,260,306
Bank of Montreal (Canada), Series E, 3.30%, 02/05/2024	3,105,000	3,389,354
Barclays Bank PLC (United Kingdom),
5.14%, 10/14/2020	1,195,000	1,200,492
10.18%, 06/12/2021(b)	6,000,000	6,410,576
Barclays PLC (United Kingdom), 1.71% (3 mo. USD LIBOR + 1.43%), 02/15/2023(d)	5,954,000	5,979,433
BBVA USA, 2.50%, 08/27/2024	3,183,000	3,281,972
Citigroup, Inc., Series V, 4.70%(c)(e)	3,790,000	3,778,156
Credit Agricole S.A. (France), 3.38%, 01/10/2022(b)	3,327,000	3,450,975
Danske Bank A/S (Denmark),
3.00%, 09/20/2022(b)(c)	3,281,000	3,351,455
1.38%, (3 mo. USD LIBOR + 1.06%), 09/12/2023(b)(d)	5,898,000	5,826,197
3.24%, 12/20/2025(b)(c)	1,779,000	1,911,098
Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(b)	4,334,000	4,527,541
Global Bank Corp. (Panama), 4.50%, 10/20/2021(b)	6,500,000	6,682,162
HSBC Holdings PLC (United Kingdom), 3.95%, 05/18/2024(c)	2,956,000	3,194,949
Industrial & Commercial Bank of China Ltd. (China), 2.96%, 11/08/2022	905,000	941,019
JPMorgan Chase & Co.,
2.78%, 04/25/2023(c)	3,885,000	4,031,942
Series HH, 4.60%(c)(e)	5,455,000	5,482,275
Series I, 3.74% (3 mo. USD LIBOR + 3.47%)(d)(e)	1,956,000	1,897,345
Series V, 3.62% (3 mo. USD LIBOR + 3.32%)(d)(e)	1,390,000	1,321,491
Lloyds Banking Group PLC (United Kingdom), 2.91%, 11/07/2023(c)	3,515,000	3,676,008
Mizuho Financial Group, Inc. (Japan), 1.24%, 07/10/2024(c)	4,000,000	4,050,372
Nordea Bank Abp (Finland), 1.00%, 06/09/2023(b)	3,704,000	3,754,212
PNC Bank N.A., 0.74% (3 mo. USD LIBOR + 0.43%), 12/09/2022(d)	8,000,000	8,028,073
Skandinaviska Enskilda Banken AB (Sweden), 0.96% (3 mo. USD LIBOR + 0.65%), 12/12/2022(b)(d)	5,559,000	5,605,587

	Principal Amount	Value
Diversified Banks–(continued)
Standard Chartered PLC (United Kingdom), 1.42% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(d)	$1,379,000	$ 1,384,937
Wells Fargo & Co., 2.63%, 07/22/2022	8,412,000	8,753,947
		126,520,972

Diversified Capital Markets–1.18%
Credit Suisse AG (Switzerland),
2.80%, 04/08/2022	2,795,000	2,904,433
1.00%, 05/05/2023	6,818,000	6,921,558
2.95%, 04/09/2025	2,512,000	2,761,275
Credit Suisse Group AG (Switzerland),
3.57%, 01/09/2023(b)	6,700,000	6,959,848
2.59%, 09/11/2025(b)(c)	3,699,000	3,874,304
Macquarie Group Ltd. (Australia), 3.19%, 11/28/2023(b)(c)	4,342,000	4,550,675
UBS AG (Switzerland), 1.75%, 04/21/2022(b)	6,583,000	6,718,703
		34,690,796

Diversified Metals & Mining–0.10%
Anglo American Capital PLC (South Africa), 3.75%, 04/10/2022(b)	2,774,000	2,875,839

Drug Retail–0.14%
Walgreen Co., 3.10%, 09/15/2022	2,312,000	2,429,429
Walgreens Boots Alliance, Inc., 3.30%, 11/18/2021	1,524,000	1,568,927
		3,998,356

Electric Utilities–3.09%
Alabama Power Co., Series 17A, 2.45%, 03/30/2022	3,515,000	3,624,149
Alliant Energy Finance LLC, 3.75%, 06/15/2023(b)	3,696,000	3,979,665
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(b)	3,835,000	4,180,964
Emera US Finance L.P. (Canada), 2.70%, 06/15/2021	4,344,000	4,413,231
Enel Finance International N.V. (Italy), 2.75%, 04/06/2023(b)	5,549,000	5,798,515
Eversource Energy,
Series N, 3.80%, 12/01/2023	3,880,000	4,267,161
Series Q, 0.80%, 08/15/2025	2,148,000	2,151,723
Exelon Corp., 3.50%, 06/01/2022	7,373,000	7,721,807
Exelon Generation Co. LLC, 3.25%, 06/01/2025	4,676,000	5,159,145
FirstEnergy Corp., Series B, 4.25%, 03/15/2023	3,606,000	3,827,214
Georgia Power Co., 2.85%, 05/15/2022	3,781,000	3,936,096
NextEra Energy Capital Holdings, Inc.,
3.15%, 04/01/2024	4,624,000	5,020,217
2.75%, 05/01/2025	1,904,000	2,074,205
NextEra Energy Operating Partners L.P., 4.25%, 09/15/2024(b)	4,123,000	4,396,149
NRG Energy, Inc., 3.75%, 06/15/2024(b)	3,926,000	4,216,350
Pacific Gas and Electric Co., 1.75%, 06/16/2022	13,800,000	13,850,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Bond Fund

	Principal Amount	Value
Electric Utilities–(continued)
PNM Resources, Inc., 3.25%, 03/09/2021	$3,698,000	$ 3,747,202
Southern Power Co., Series E, 2.50%, 12/15/2021	3,700,000	3,794,552
Southwestern Electric Power Co., 3.55%, 02/15/2022	2,000,000	2,072,538
Vistra Operations Co. LLC, 3.55%, 07/15/2024(b)	2,772,000	2,943,947
		91,175,425

Fertilizers & Agricultural Chemicals–0.50%
CF Industries, Inc.,
3.40%, 12/01/2021(b)	2,193,000	2,251,750
3.45%, 06/01/2023	3,244,000	3,382,924
Nutrien Ltd. (Canada),
1.90%, 05/13/2023	5,124,000	5,309,664
3.50%, 06/01/2023	3,511,000	3,752,895
		14,697,233

Financial Exchanges & Data–0.71%
Intercontinental Exchange, Inc.,
0.70%, 06/15/2023	4,532,000	4,564,315
0.90%, (3 mo. USD LIBOR + 0.65%), 06/15/2023(d)	10,000,000	10,014,020
Moody’s Corp., 2.63%, 01/15/2023	6,101,000	6,399,044
		20,977,379

Food Retail–0.40%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	2,922,000	2,990,667
Alimentation Couche-Tard, Inc. (Canada), 2.70%, 07/26/2022(b)	3,328,000	3,437,546
Kroger Co. (The),
2.95%, 11/01/2021	2,824,000	2,903,521
2.80%, 08/01/2022	2,357,000	2,457,826
		11,789,560

Footwear–0.03%
NIKE, Inc., 2.40%, 03/27/2025	689,000	742,703

Gas Utilities–0.13%
East Ohio Gas Co. (The), 1.30%, 06/15/2025(b)	3,609,000	3,696,513

General Merchandise Stores–0.14%
Dollar Tree, Inc., 3.70%, 05/15/2023	3,695,000	3,983,665

Gold–0.02%
Newmont Corp., 3.70%, 03/15/2023	565,000	595,564

Health Care Distributors–0.56%
Cardinal Health, Inc., 2.62%, 06/15/2022	4,999,000	5,170,095
McKesson Corp., 3.65%, 11/30/2020	11,340,000	11,431,032
		16,601,127

	Principal Amount	Value
Health Care Equipment–0.38%
Becton, Dickinson and Co., 3.36%, 06/06/2024	$4,620,000	$ 5,029,752
Zimmer Biomet Holdings, Inc., 1.07% (3 mo. USD LIBOR + 0.75%), 03/19/2021(d)	6,250,000	6,251,599
		11,281,351

Health Care Facilities–0.14%
HCA, Inc., 5.38%, 02/01/2025	3,756,000	4,235,397

Health Care REITs–0.31%
Healthpeak Properties, Inc., 4.25%, 11/15/2023	84,000	92,024
Ventas Realty L.P., 2.65%, 01/15/2025	3,928,000	4,104,380
Welltower, Inc., 3.63%, 03/15/2024	4,623,000	5,000,569
		9,196,973

Health Care Services–1.39%
Cigna Corp.,
3.20%, 09/17/2020	24,000,000	24,029,422
3.40%, 09/17/2021	7,772,000	8,016,316
3.75%, 07/15/2023	4,755,000	5,178,935
CVS Health Corp., 2.63%, 08/15/2024	3,619,000	3,884,015
		41,108,688

Homebuilding–0.36%
D.R. Horton, Inc., 4.75%, 02/15/2023	4,820,000	5,206,113
Lennar Corp.,
2.95%, 11/29/2020(f)	2,772,000	2,778,930
4.13%, 01/15/2022	2,125,000	2,177,328
Toll Brothers Finance Corp., 4.88%, 11/15/2025	502,000	561,755
		10,724,126

Hotels, Resorts & Cruise Lines–0.30%
Marriott International, Inc., Series Y, 0.85% (3 mo. USD LIBOR + 0.60%), 12/01/2020(d)	8,718,000	8,714,153

Housewares & Specialties–0.08%
Newell Brands, Inc., 4.35%, 04/01/2023	2,132,000	2,258,588

Industrial Conglomerates–0.18%
Roper Technologies, Inc.,
0.45%, 08/15/2022	3,499,000	3,501,517
1.00%, 09/15/2025	1,832,000	1,844,991
		5,346,508

Industrial Machinery–0.31%
Fortive Corp., 2.35%, 06/15/2021	4,714,000	4,776,805
nVent Finance S.a.r.l. (United Kingdom), 3.95%, 04/15/2023	4,000,000	4,222,839
		8,999,644

Insurance Brokers–0.10%
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	2,665,000	2,955,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Bond Fund

	Principal Amount	Value
Integrated Oil & Gas–2.04%
Chevron USA, Inc., 0.43%, 08/11/2023	$9,000,000	$ 9,028,189
Exxon Mobil Corp.,
1.57%, 04/15/2023	16,064,000	16,574,281
2.99%, 03/19/2025	5,582,000	6,135,423
Occidental Petroleum Corp., 2.90%, 08/15/2024	5,547,000	5,113,613
Saudi Arabian Oil Co. (Saudi Arabia),
2.75%, 04/16/2022(b)	14,633,000	15,027,762
2.88%, 04/16/2024(b)	7,791,000	8,196,913
		60,076,181

Integrated Telecommunication Services–0.31%
AT&T, Inc., 1.50% (3 mo. USD LIBOR + 1.18%), 06/12/2024(d)	2,732,000	2,791,977
Telefonica Emisiones S.A.U. (Spain), 4.57%, 04/27/2023	5,642,000	6,208,018
		8,999,995

Interactive Media & Services–0.58%
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	4,039,000	4,219,483
3.28%, 04/11/2024(b)	10,000,000	10,703,463
1.81%, 01/26/2026(b)	2,242,000	2,297,335
		17,220,281

Internet & Direct Marketing Retail–0.43%
Amazon.com, Inc., 0.80%, 06/03/2025	7,967,000	8,081,311
Expedia Group, Inc., 3.60%, 12/15/2023(b)	4,537,000	4,621,195
		12,702,506

Internet Services & Infrastructure–0.25%
Leidos, Inc.,
2.95%, 05/15/2023(b)	3,077,000	3,249,712
3.63%, 05/15/2025(b)	1,227,000	1,372,406
VeriSign, Inc.,
5.25%, 04/01/2025	1,858,000	2,085,800
4.75%, 07/15/2027	583,000	626,570
		7,334,488

Investment Banking & Brokerage–1.56%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	4,519,000	4,863,424
Goldman Sachs Group, Inc. (The), 2.91%, 06/05/2023(c)	4,620,000	4,809,586
Morgan Stanley,
2.75%, 05/19/2022	5,175,000	5,375,549
0.92%, (SOFR + 0.83%), 06/10/2022(d)	30,000,000	30,099,953
National Securities Clearing Corp., 1.50%, 04/23/2025(b)	845,000	876,676
		46,025,188

IT Consulting & Other Services–0.36%
DXC Technology Co., 4.25%, 04/15/2024	4,624,000	5,030,684
Leidos Holdings, Inc., 4.45%, 12/01/2020	5,728,000	5,728,000
		10,758,684

	Principal Amount	Value
Leisure Products–0.14%
Hasbro, Inc., 2.60%, 11/19/2022	$3,860,000	$ 3,988,222

Life & Health Insurance–2.09%
AIG Global Funding, 2.70%, 12/15/2021(b)	7,047,000	7,265,137
Athene Global Funding, 2.95%, 11/12/2026(b)	5,573,000	5,878,405
New York Life Global Funding, 0.55% (3 mo. USD LIBOR + 0.28%), 01/10/2023(b)(d)	35,000,000	34,971,707
Protective Life Global Funding, 2.16%, 09/25/2020(b)	5,000,000	5,006,249
Reliance Standard Life Global Funding II, 2.50%, 10/30/2024(b)	8,350,000	8,690,105
		61,811,603

Managed Health Care–0.39%
Humana, Inc., 2.90%, 12/15/2022	3,835,000	4,030,626
UnitedHealth Group, Inc., 2.38%, 08/15/2024	7,000,000	7,497,168
		11,527,794

Marine Ports & Services–0.06%
Adani Abbot Point Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	1,916,000	1,806,740

Metal & Glass Containers–0.03%
Ball Corp., 4.88%, 03/15/2026	846,000	948,933

Movies & Entertainment–0.23%
Netflix, Inc., 5.50%, 02/15/2022	3,852,000	4,063,860
Tencent Music Entertainment Group (China), 1.38%, 09/03/2025	2,695,000	2,702,601
		6,766,461

Multi-line Insurance–0.06%
American International Group, Inc., 2.50%, 06/30/2025	1,586,000	1,697,834

Multi-Utilities–1.51%
Ameren Corp., 2.50%, 09/15/2024	2,585,000	2,762,300
CenterPoint Energy, Inc., 2.50%, 09/01/2024	9,432,000	10,042,866
Dominion Energy, Inc.,
2.72%, 08/15/2021(g)	8,214,000	8,386,542
3.07%, 08/15/2024(g)	4,622,000	5,017,921
DTE Energy Co.,
Series C, 2.53%, 10/01/2024	4,809,000	5,128,160
Series F, 1.05%, 06/01/2025	4,413,000	4,440,052
PSEG Power LLC, 3.85%, 06/01/2023	3,695,000	3,989,716
WEC Energy Group, Inc., 3.10%, 03/08/2022	4,620,000	4,806,640
		44,574,197

Office REITs–0.17%
SL Green Operating Partnership L.P., 1.26% (3 mo. USD LIBOR + 0.98%), 08/16/2021(d)	5,000,000	4,959,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal Amount	Value
Oil & Gas Equipment & Services–0.14%
Schlumberger Holdings Corp., 3.75%, 05/01/2024(b)	$3,885,000	$ 4,233,879

Oil & Gas Exploration & Production–0.42%
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	3,836,000	3,996,769
Cimarex Energy Co., 4.38%, 06/01/2024	3,694,000	3,978,039
Continental Resources, Inc., 5.00%, 09/15/2022	2,372,000	2,372,593
EQT Corp., 3.00%, 10/01/2022	2,157,000	2,135,430
		12,482,831

Oil & Gas Refining & Marketing–0.43%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 3.30%, 05/01/2023(b)	3,700,000	3,928,832
Phillips 66,
0.83%, (3 mo. USD LIBOR + 0.60%), 02/26/2021(d)	7,864,000	7,859,554
3.70%, 04/06/2023	776,000	835,806
		12,624,192

Oil & Gas Storage & Transportation–3.72%
Enbridge, Inc. (Canada), 2.90%, 07/15/2022	4,622,000	4,810,729
Energy Transfer Operating L.P.,
4.25%, 03/15/2023	2,921,000	3,081,068
5.88%, 01/15/2024	3,787,000	4,209,561
2.90%, 05/15/2025	4,079,000	4,195,579
Enterprise Products Operating LLC,
3.50%, 02/01/2022	5,000,000	5,208,151
Series D, 4.88%, 08/16/2077(c)	5,002,000	4,424,294
EQM Midstream Partners L.P., 4.75%, 07/15/2023	3,695,000	3,771,708
Kinder Morgan, Inc., 3.15%, 01/15/2023	3,142,000	3,304,194
MPLX L.P.,
1.21%, (3 mo. USD LIBOR + 0.90%), 09/09/2021(d)	7,864,000	7,863,776
1.41%, (3 mo. USD LIBOR + 1.10%), 09/09/2022(d)	7,522,000	7,522,786
3.50%, 12/01/2022	5,543,000	5,803,907
1.75%, 03/01/2026	10,912,000	10,922,938
ONEOK Partners L.P., 4.90%, 03/15/2025	4,160,000	4,541,116
ONEOK, Inc.,
4.25%, 02/01/2022	9,000,000	9,339,429
5.85%, 01/15/2026	3,715,000	4,286,499
Plains All American Pipeline L.P./PAA Finance Corp.,
5.00%, 02/01/2021	7,955,000	8,013,575
3.85%, 10/15/2023	3,884,000	4,115,413
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, 11/15/2023	4,063,000	4,099,100
TC PipeLines L.P., 4.65%, 06/15/2021	2,600,000	2,656,188
Western Midstream Operating L.P., 2.12% (3 mo. USD LIBOR + 1.85%), 01/13/2023(d)	3,208,000	3,048,840

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The), 3.35%, 08/15/2022	$4,437,000	$ 4,630,260
		109,849,111

Other Diversified Financial Services–0.49%
Daimler Finance North America LLC, 2.70%, 06/14/2024(b)	5,270,000	5,592,774
Equitable Holdings, Inc., 3.90%, 04/20/2023	4,624,000	4,983,958
USAA Capital Corp., 1.50%, 05/01/2023(b)	3,698,000	3,806,964
		14,383,696

Packaged Foods & Meats–0.28%
Conagra Brands, Inc., 4.30%, 05/01/2024	3,792,000	4,244,937
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	3,700,000	3,870,736
		8,115,673

Paper Packaging–0.22%
Graphic Packaging International LLC, 4.75%, 04/15/2021	1,811,000	1,838,165
Packaging Corp. of America, 3.65%, 09/15/2024	3,240,000	3,559,190
Sealed Air Corp., 5.50%, 09/15/2025(b)	938,000	1,053,979
		6,451,334

Paper Products–0.28%
Domtar Corp., 4.40%, 04/01/2022	3,514,000	3,619,986
Georgia-Pacific LLC, 1.75%, 09/30/2025(b)	4,459,000	4,664,214
		8,284,200

Pharmaceuticals–2.27%
AstraZeneca PLC (United Kingdom), 0.70%, 04/08/2026	12,444,000	12,349,819
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	5,174,000	5,678,414
Bristol-Myers Squibb Co.,
2.88%, 02/19/2021	3,500,000	3,543,228
3.25%, 02/20/2023	5,000,000	5,345,971
Elanco Animal Health, Inc., 5.27%, 08/28/2023	3,697,000	4,103,984
GlaxoSmithKline Capital PLC (United Kingdom), 2.88%, 06/01/2022	4,214,000	4,395,434
Merck & Co., Inc., 0.75%, 02/24/2026	6,943,000	6,981,361
Mylan, Inc., 3.13%, 01/15/2023(b)	3,836,000	4,052,651
Royalty Pharma PLC,
0.75%, 09/02/2023(b)	4,365,000	4,365,836
1.20%, 09/02/2025(b)	2,697,000	2,692,572
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	3,787,000	4,236,311
Upjohn, Inc.,
1.13%, 06/22/2022(b)	5,715,000	5,768,969
1.65%, 06/22/2025(b)	3,401,000	3,497,183
		67,011,733

Regional Banks–2.61%
Citizens Bank N.A., 2.65%, 05/26/2022	3,881,000	4,015,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal Amount	Value
Regional Banks–(continued)
Citizens Financial Group, Inc., Series A, 4.26% (3 mo. USD LIBOR + 3.96%)(d)(e)	$3,900,000	$ 3,671,675
Fifth Third Bancorp, 1.63%, 05/05/2023	4,194,000	4,305,681
First Horizon National Corp., 3.50%, 12/15/2020	3,175,000	3,192,862
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	750,000	809,433
Huntington Bancshares, Inc., 2.63%, 08/06/2024	3,236,000	3,466,068
KeyBank N.A., 2.50%, 11/22/2021	4,023,000	4,129,980
M&T Bank Corp., 3.55%, 07/26/2023	1,530,000	1,665,003
PNC Financial Services Group, Inc. (The), 3.50%, 01/23/2024	3,545,000	3,886,223
Santander Holdings USA, Inc., 3.50%, 06/07/2024	3,153,000	3,393,537
Synovus Financial Corp.,
3.13%, 11/01/2022	2,040,000	2,108,534
5.75%, 12/15/2025(c)	7,885,000	7,874,316
Truist Bank,
1.25%, 03/09/2023	9,640,000	9,832,871
3.20%, 04/01/2024	3,144,000	3,434,564
3.69%, 08/02/2024(c)	3,420,000	3,726,834
Zions Bancorporation N.A.,
3.50%, 08/27/2021	9,550,000	9,766,588
3.35%, 03/04/2022	7,611,000	7,858,512
		77,138,209

Restaurants–0.27%
Aramark Services, Inc., 5.00%, 04/01/2025(b)	3,034,000	3,073,487
McDonald’s Corp., 3.30%, 07/01/2025	831,000	929,907
Starbucks Corp., 1.30%, 05/07/2022	4,000,000	4,064,522
		8,067,916

Retail REITs–0.22%
Digital Realty Trust L.P., 2.75%, 02/01/2023	4,530,000	4,750,316
Simon Property Group L.P., 3.50%, 09/01/2025	1,689,000	1,858,172
		6,608,488

Semiconductors–1.37%
Analog Devices, Inc., 2.50%, 12/05/2021	4,825,000	4,942,357
Broadcom, Inc.,
2.25%, 11/15/2023	4,495,000	4,679,790
3.46%, 09/15/2026	11,771,000	12,952,200
Marvell Technology Group Ltd., 4.20%, 06/22/2023	3,695,000	3,989,979
Microchip Technology, Inc., 4.33%, 06/01/2023	3,694,000	3,983,425
NXP B.V./NXP Funding LLC (Netherlands),
4.13%, 06/01/2021(b)	5,000,000	5,129,276
4.63%, 06/01/2023(b)	4,387,000	4,820,590
		40,497,617

	Principal Amount	Value
Soft Drinks–0.38%
Keurig Dr Pepper, Inc.,
3.55%, 05/25/2021	$4,604,000	$ 4,713,056
4.06%, 05/25/2023	6,046,000	6,610,834
		11,323,890

Specialized Consumer Services–0.13%
Service Corp. International, 5.38%, 05/15/2024	3,831,000	3,911,087

Specialized Finance–0.07%
Park Aerospace Holdings Ltd. (Ireland), 5.25%, 08/15/2022(b)	2,000,000	1,986,453

Specialized REITs–0.87%
American Tower Corp., 3.00%, 06/15/2023	4,767,000	5,083,659
Equinix, Inc., 2.63%, 11/18/2024	11,850,000	12,704,740
GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	3,698,000	3,753,082
Weyerhaeuser Co., 3.25%, 03/15/2023	3,883,000	4,100,691
		25,642,172

Specialty Chemicals–0.63%
Avient Corp., 5.25%, 03/15/2023	3,767,000	4,095,388
Celanese US Holdings LLC, 3.50%, 05/08/2024	3,700,000	3,955,208
DuPont de Nemours, Inc., 4.21%, 11/15/2023	3,049,000	3,370,557
International Flavors & Fragrances, Inc., 3.40%, 09/25/2020	3,000,000	3,004,994
PPG Industries, Inc., 2.40%, 08/15/2024	3,976,000	4,236,238
		18,662,385

Steel–0.69%
ArcelorMittal S.A. (Luxembourg), 3.60%, 07/16/2024	3,881,000	4,085,999
POSCO (South Korea),
2.38%, 01/17/2023(b)	9,145,000	9,378,742
2.50%, 01/17/2025(b)	4,990,000	5,202,138
Steel Dynamics, Inc., 2.40%, 06/15/2025	1,738,000	1,831,645
		20,498,524

Systems Software–0.35%
Oracle Corp., 2.50%, 04/01/2025	3,455,000	3,728,410
VMware, Inc., 2.95%, 08/21/2022	6,285,000	6,560,085
		10,288,495

Technology Distributors–0.05%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	1,386,000	1,439,714

Technology Hardware, Storage & Peripherals–0.47%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024(b)	8,518,000	9,202,705
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022	4,254,000	4,562,139
		13,764,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal Amount	Value
Tires & Rubber–0.13%
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023	$3,928,000	$ 3,945,224

Tobacco–1.10%
Altria Group, Inc.,
3.49%, 02/14/2022	7,017,000	7,320,959
4.00%, 01/31/2024	3,651,000	4,041,329
2.35%, 05/06/2025	1,549,000	1,649,390
BAT Capital Corp. (United Kingdom),
3.22%, 08/15/2024	4,899,000	5,286,043
2.79%, 09/06/2024	4,148,000	4,414,556
Imperial Brands Finance PLC (United Kingdom), 3.13%, 07/26/2024(b)	3,882,000	4,105,601
Philip Morris International, Inc.,
1.13%, 05/01/2023	3,624,000	3,690,524
1.50%, 05/01/2025	1,934,000	2,002,197
		32,510,599

Trading Companies & Distributors–0.26%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.50%, 05/26/2022 DAC	3,665,000	3,685,845
Air Lease Corp., 2.30%, 02/01/2025	4,000,000	3,942,705
		7,628,550

Trucking–2.08%
Aviation Capital Group LLC, 0.94% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	1,860,000	1,800,934
Avolon Holdings Funding Ltd. (Ireland), 3.63%, 05/01/2022(b)	2,760,000	2,672,314
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
3.65%, 07/29/2021(b)	21,478,000	22,045,634
3.45%, 07/01/2024(b)	5,542,000	6,009,932
4.00%, 07/15/2025(b)	4,719,000	5,303,868
Ryder System, Inc.,
2.50%, 09/01/2024	7,974,000	8,442,396
4.63%, 06/01/2025	5,716,000	6,598,827
3.35%, 09/01/2025	7,704,000	8,490,547
		61,364,452

Wireless Telecommunication Services–1.14%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Class A-1, 3.36%, 09/20/2021(b)	5,532,187	5,605,572
4.74%, 03/20/2025(b)	12,282,000	13,365,948
T-Mobile USA, Inc., 6.38%, 03/01/2025	3,512,000	3,586,630
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	4,343,000	4,523,517
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024	5,888,000	6,457,925
		33,539,592
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,803,371,512)		1,867,840,856

	Principal Amount	Value
Asset-Backed Securities–22.91%
ALM VII Ltd., Series 2012-7A, Class A1A2, 1.45% (3 mo. USD LIBOR + 1.17%), 07/15/2029(b)(d)	$2,230,600	$ 2,229,267
Alternative Loan Trust, Series 2004-8CB, Class A, 0.45% (1 mo. USD LIBOR + 0.27%), 06/25/2034(d)	60,511	60,588
American Credit Acceptance Receivables Trust,
Series 2017-4, Class D, 3.57%, 01/10/2024(b)	2,737,726	2,768,313
Series 2018-2, Class C, 3.70%, 07/10/2024(b)	1,687,561	1,698,948
Series 2018-3, Class D, 4.14%, 10/15/2024(b)	340,000	349,833
Series 2018-4, Class C, 3.97%, 01/13/2025(b)	2,460,000	2,492,809
Series 2019-1, Class C, 3.50%, 04/14/2025(b)	1,625,000	1,652,943
Series 2019-2, Class D, 3.41%, 06/12/2025(b)	1,935,000	1,989,918
Series 2019-3, Class C, 2.76%, 09/12/2025(b)	2,145,000	2,183,394
AmeriCredit Automobile Receivables Trust,
Series 2017-2, Class D, 3.42%, 04/18/2023	3,075,000	3,156,005
Series 2017-4, Class D, 3.08%, 12/18/2023	1,480,000	1,529,543
Series 2018-3, Class C, 3.74%, 10/18/2024	3,465,000	3,684,616
Series 2019-2, Class C, 2.74%, 04/18/2025	1,335,000	1,381,546
Series 2019-2, Class D, 2.99%, 06/18/2025	3,700,000	3,857,252
Series 2019-3, Class D, 2.58%, 09/18/2025	1,830,000	1,851,961
Angel Oak Mortgage Trust,
Series 2019-3, Class A1, 2.93%, 05/25/2059(b)(h)	6,606,653	6,691,765
Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(h)	4,022,355	4,082,610
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(h)	11,124,118	11,221,947
Angel Oak Mortgage Trust I LLC,
Series 2017-1, Class A1, 2.81%, 01/25/2047(b)(h)	216,744	217,228
Series 2018-1, Class A1, 3.26%, 04/27/2048(b)(h)	2,126,258	2,136,488
Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(h)	4,072,337	4,161,789
Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(h)	5,511,114	5,641,401
Angel Oak Mortgage Trust LLC,
Series 2017-3, Class A1, 2.71%, 11/25/2047(b)(h)	359,324	360,289
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(h)	7,265,000	7,301,319
Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 3.80%, 05/25/2034(h)	28,810	28,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 2.78%, 08/25/2033(h)	$43,455	$ 42,566
Series 2005-9, Class A1, 2.41% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(d)	202,356	202,823
Series 2006-1, Class A1, 3.84% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	488,008	491,380
Benchmark Mortgage Trust, Series 2018-B1, Class XA, 0.66%, 01/15/2051(h)	26,265,152	797,959
Capital Auto Receivables Asset Trust, Series 2017-1, Class D, 3.15%, 02/20/2025(b)	435,000	444,321
Capital Lease Funding Securitization L.P., Series 1997-CTL1, Class IO, 1.51%, 06/22/2024(b)(i)	138,938	1,862
CarMax Auto Owner Trust,
Series 2017-1, Class D, 3.43%, 07/17/2023	2,345,000	2,371,949
Series 2017-4, Class D, 3.30%, 05/15/2024	1,120,000	1,147,189
Series 2018-1, Class D, 3.37%, 07/15/2024	810,000	828,507
Series 2018-3, Class A3, 3.13%, 06/15/2023	10,018,453	10,237,905
Series 2018-4, Class C, 3.85%, 07/15/2024	1,170,000	1,235,478
CCG Receivables Trust,
Series 2018-1, Class B, 3.09%, 06/16/2025(b)	1,030,000	1,045,421
Series 2018-1, Class C, 3.42%, 06/16/2025(b)	290,000	294,402
Series 2018-2, Class C, 3.87%, 12/15/2025(b)	755,000	780,879
Series 2019-1, Class B, 3.22%, 09/14/2026(b)	2,540,000	2,626,819
Series 2019-1, Class C, 3.57%, 09/14/2026(b)	555,000	569,271
Series 2019-2, Class B, 2.55%, 03/15/2027(b)	1,445,000	1,468,476
Series 2019-2, Class C, 2.89%, 03/15/2027(b)	695,000	703,923
CD Mortgage Trust, Series 2017- CD6, Class XA, 1.10%, 11/13/2050(h)	8,825,382	403,210
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 0.95% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(d)	5,595,453	5,587,719
Series 2017-BIOC, Class C, 1.21% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(d)	3,608,496	3,577,034
Series 2017-BIOC, Class D, 1.76% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(d)	2,204,380	2,203,291
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(h)	500,087	513,922
Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(h)	7,061,161	7,282,648
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.85%, 01/25/2036(h)	435,595	415,386

	Principal Amount	Value
CHL Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	$445,148	$ 443,001
Series 2005-JA, Class A7, 5.50%, 11/25/2035	437,140	436,254
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, 1.18%, 11/10/2046(h)	11,441,388	316,096
Series 2014-GC21, Class AAB, 3.48%, 05/10/2047	812,736	849,891
Series 2017-C4, Class XA, 1.25%, 10/12/2050(h)	23,925,545	1,340,247
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 2.54%, 08/25/2034(h)	107,413	103,596
Series 2006-AR1, Class 1A1, 3.88% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(d)	948,596	946,784
Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(h)	6,597,240	6,706,885
CNH Equipment Trust, Series 2017-C, Class B, 2.54%, 05/15/2025	750,000	762,271
COLT Mortgage Loan Trust,
Class 2020-1, Class A2, 2.69%, 02/25/2050(b)(h)	2,221,430	2,252,963
Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(h)	8,658,844	8,760,634
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(h)	5,691,771	5,727,581
Commercial Mortgage Trust,
Series 2012-CR5, Class XA, 1.66%, 12/10/2045(h)	11,828,241	340,553
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	601,951	629,520
CPS Auto Receivables Trust, Series 2018-B, Class B, 3.23%, 07/15/2022(b)	269,068	269,409
Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.70%, 04/25/2065(b)(g)(h)	8,592,768	8,614,004
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A1, 2.24%, 02/25/2050(b)(h)	13,149,697	13,372,139
CSWF, Series 2018-TOP, Class B, 1.46% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(d)	3,665,600	3,526,208
DB Master Finance LLC, Series 2019-1A, Class A2I, 3.79%, 05/20/2049(b)	8,910,000	9,341,397
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2, 2.61%, 06/25/2047(b)(h)	176,160	176,584
Series 2017-2A, Class A3, 2.71%, 06/25/2047(b)(h)	191,793	192,294
Series 2017-3A, Class A1, 2.58%, 10/25/2047(b)(h)	1,013,902	1,027,055
Series 2017-3A, Class A2, 2.71%, 10/25/2047(b)(h)	296,426	300,198
Series 2017-3A, Class A3, 2.81%, 10/25/2047(b)(h)	994,718	1,006,412
Series 2018-2A, Class A1, 3.48%, 04/25/2058(b)(h)	4,546,794	4,634,793
Series 2019-4A, Class A1, 2.79%, 10/25/2059(b)(h)	2,688,152	2,733,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal Amount	Value
Dell Equipment Finance Trust,
Series 2018-1, Class B, 3.34%, 06/22/2023(b)	$1,040,000	$ 1,055,712
Series 2019-1, Class C, 3.14%, 03/22/2024(b)	4,465,000	4,549,980
Series 2019-2, Class D, 2.48%, 04/22/2025(b)	1,530,000	1,537,086
Drive Auto Receivables Trust,
Series 2016-CA, Class D, 4.18%, 03/15/2024(b)	1,028,399	1,046,525
Series 2017-1, Class D, 3.84%, 03/15/2023	2,695,881	2,731,814
Series 2018-2, Class D, 4.14%, 08/15/2024	2,765,000	2,875,766
Series 2018-3, Class D, 4.30%, 09/16/2024	2,560,000	2,676,119
Series 2018-5, Class C, 3.99%, 01/15/2025	2,770,000	2,850,877
Series 2019-1, Class C, 3.78%, 04/15/2025	4,740,000	4,876,948
Series 2019-3, Class C, 2.90%, 08/15/2025	2,525,000	2,607,768
Series 2019-3, Class D, 3.18%, 10/15/2026	2,885,000	2,953,711
DT Auto Owner Trust,
Series 2016-4A, Class E, 6.49%, 09/15/2023(b)	2,650,000	2,655,356
Series 2017-1A, Class D, 3.55%, 11/15/2022(b)	852,705	855,857
Series 2017-1A, Class E, 5.79%, 02/15/2024(b)	3,680,000	3,740,030
Series 2017-2A, Class D, 3.89%, 01/15/2023(b)	590,819	594,117
Series 2017-3A, Class E, 5.60%, 08/15/2024(b)	2,400,000	2,474,125
Series 2017-4A, Class D, 3.47%, 07/17/2023(b)	1,478,868	1,487,531
Series 2017-4A, Class E, 5.15%, 11/15/2024(b)	2,785,000	2,850,000
Series 2018-2A, Class D, 4.15%, 03/15/2024(b)	1,185,000	1,212,203
Series 2018-3A, Class B, 3.56%, 09/15/2022(b)	2,443,834	2,456,932
Series 2018-3A, Class C, 3.79%, 07/15/2024(b)	1,360,000	1,389,300
Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	2,890,000	2,935,376
Element Rail Leasing I LLC, Series 2014-1A, Class A1, 2.30%, 04/19/2044(b)	259,040	259,910
Ellington Financial Mortgage Trust, Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(h)	2,550,095	2,591,020
Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(b)	4,215,000	4,374,386
Series 2019-2A, Class C, 3.30%, 03/15/2024(b)	4,309,000	4,439,022
Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	3,225,000	3,258,644
Flagship Credit Auto Trust,
Series 2015-3, Class C, 4.65%, 03/15/2022(b)	1,354,065	1,355,823
Series 2016-1, Class C, 6.22%, 06/15/2022(b)	2,250,679	2,278,113

	Principal Amount	Value
FREMF Mortgage Trust,
Series 2011-K10, Class B, 4.78%, 11/25/2049(b)(h)	$4,025,000	$ 4,021,287
Series 2012-K23, Class C, 3.78%, 10/25/2045(b)(h)	5,250,000	5,452,610
Series 2013-K25, Class C, 3.74%, 11/25/2045(b)(h)	2,362,000	2,444,286
Series 2013-K26, Class C, 3.72%, 12/25/2045(b)(h)	1,642,030	1,700,718
Series 2013-K27, Class C, 3.62%, 01/25/2046(b)(h)	530,000	549,137
Series 2013-K28, Class C, 3.61%, 06/25/2046(b)(h)	530,000	551,073
Series 2013-K29, Class C, 3.60%, 05/25/2046(b)(h)	1,915,000	1,994,066
Series 2013-K30, Class C, 3.67%, 06/25/2045(b)(h)	917,000	954,739
Series 2014-K714, Class C, 4.24%, 01/25/2047(b)(h)	5,815,000	5,825,070
Series 2014-K715, Class C, 4.27%, 02/25/2046(b)(h)	2,895,000	2,904,453
Series 2015-K721, Class B, 3.68%, 11/25/2047(b)(h)	1,150,000	1,198,439
Series 2017-K724, Class B, 3.60%, 11/25/2023(b)(h)	1,395,000	1,472,059
Galton Funding Mortgage Trust,
Series 2018-2, Series A41, 4.50%, 10/25/2058(b)(h)	2,463,688	2,528,848
Series 2019-H1, Class A1, 2.66%, 10/25/2059(b)(h)	3,003,078	3,073,818
GCAT Trust,
Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(b)(g)(h)	4,608,249	4,689,032
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(b)(h)	8,107,138	8,270,742
Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(b)(g)(h)	3,343,412	3,351,927
GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.82%, 07/15/2022(b)	411,726	412,854
GM Financial Automobile Leasing Trust,
Series 2018-2, Class C, 3.50%, 04/20/2022	1,730,000	1,740,873
Series 2019-1, Class D, 3.95%, 05/22/2023	4,000,000	4,089,140
GMF Floorplan Owner Revolving Trust,
Series 2018-3, Class B, 3.49%, 09/15/2022(b)	3,220,000	3,222,902
Series 2018-3, Class C, 3.68%, 09/15/2022(b)	2,725,000	2,727,127
Series 2018-4, Class B, 3.68%, 09/15/2023(b)	2,725,000	2,760,815
Series 2018-4, Class C, 3.88%, 09/15/2023(b)	3,405,000	3,444,987
Goldentree Loan Management US CLO 2 Ltd., Series 2017-2A, Class A, 1.42% (3 mo. USD LIBOR + 1.15%), 11/28/2030(b)(d)	6,022,000	5,983,003
Golub Capital Partners CLO 35(B) Ltd., Class 2017-35A, Class AR, 1.46% (3 mo. USD LIBOR + 1.19%), 07/20/2029(b)(d)	9,000,000	8,960,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

	Principal Amount	Value
GS Mortgage Securities Trust,
Series 2012-GC6, Class A3, 3.48%, 01/10/2045	$1,260,241	$ 1,289,038
Series 2012-GC6, Class AS, 4.95%, 01/10/2045(b)	2,500,000	2,594,834
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	200,339	203,636
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	662,017	688,238
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.31%, 07/25/2035(h)	108,453	108,822
Hertz Vehicle Financing II L.P.,
Series 2018-1A, Class A, 3.29%, 02/25/2024(b)	1,753,784	1,757,059
Series 2019-1A, Class A, 3.71%, 03/25/2023(b)	5,747,714	5,757,744
Series 2019-2A, Class A, 3.42%, 05/25/2025(b)	3,290,566	3,293,720
Hilton Grand Vacations Trust, Series 2019 AA, Class A, 2.34%, 07/25/2033(b)	3,634,773	3,719,622
Home Partners of America Trust,
Series 2018-1, Class A, 1.06% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(d)	1,736,816	1,727,983
Series 2018-1, Class B, 1.26% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(d)	2,970,000	2,948,232
Series 2018-1, Class C, 1.41% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(d)	1,350,000	1,344,093
HomeBanc Mortgage Trust, Series 2005-3, Class A2, 0.49% (1 mo. USD LIBOR + 0.31%), 07/25/2035(d)	60,673	60,871
Homeward Opportunities Fund I Trust, Series 2019-1, Class A1, 3.45%, 01/25/2059(b)(h)	6,711,509	6,827,175
ICG US CLO Ltd., Series 2016-1A, Class A1R, 1.41% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(d)	3,000,000	2,987,938
Invitation Homes Trust,
Series 2017-SFR2, Class A, 1.01% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(d)	2,495,887	2,483,868
Series 2017-SFR2, Class B, 1.31% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(d)	1,441,000	1,442,456
Series 2017-SFR2, Class C, 1.61% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(d)	2,758,000	2,774,392
Series 2017-SFR2, Class D, 1.96% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(d)	2,101,916	2,112,877
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, 3.61%, 07/30/2047(b)	9,929,046	10,104,772
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS, 4.52%, 12/15/2046	2,335,000	2,536,455
Series 2016-JP3, Class A2, 2.43%, 08/15/2049	1,432,989	1,450,712

	Principal Amount	Value
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 3.75%, 07/25/2035(h)	$330,707	$ 324,185
Series 2018-8, Class A17, 4.00%, 01/25/2049(b)(h)	544,970	548,406
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C27, Class XA, 1.31%, 02/15/2048(h)	28,887,032	1,250,523
Series 2015-C29, Class A2, 2.92%, 05/15/2048	113,738	113,672
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 0.96% (1 mo. USD LIBOR + 0.80%), 05/15/2036(b)(d)	7,750,000	7,742,728
Series 2019-KNSQ, Class C, 1.21% (1 mo. USD LIBOR + 1.05%), 05/15/2036(b)(d)	4,250,000	4,188,246
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(h)	29,488	19,017
Master Credit Card Trust II, Series 2020-1A, Class A, 1.99%, 09/21/2024(b)	15,000,000	15,573,687
Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A3, 3.10%, 11/15/2021	3,637,958	3,668,353
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 4.01%, 11/25/2035(h)	660,814	646,489
MMAF Equipment Finance LLC,
Series 2020-A, Class A2, 0.74%, 04/09/2024(b)	5,250,000	5,269,034
Series 2020-A, Class A3, 0.97%, 04/09/2027(b)	5,800,000	5,867,188
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	2,235,000	2,329,529
Series 2015-C23, Class A2, 2.98%, 07/15/2050	140,911	140,806
Morgan Stanley Capital I Trust,
Series 2011-C2, Class A4, 4.66%, 06/15/2044(b)	1,594,948	1,634,318
Series 2017-CLS, Class A, 0.86% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(d)	8,028,000	8,012,170
Series 2017-CLS, Class B, 1.01% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(d)	3,944,000	3,919,109
Series 2017-CLS, Class C, 1.16% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(d)	2,676,000	2,650,695
Series 2017-HR2, Class XA, 0.93%, 12/15/2050(h)	8,687,827	402,485
MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(b)	3,984,850	4,074,375
MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	3,516,662	3,616,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

	Principal Amount	Value
Navistar Financial Dealer Note Master Owner Trust II,
Series 2018-1, Class B, 0.98% (1 mo. USD LIBOR + 0.80%), 09/25/2023(b)(d)	$670,000	$ 669,950
Series 2019-1, Class C, 1.13% (1 mo. USD LIBOR + 0.95%), 05/25/2024(b)(d)	305,000	303,812
Series 2019-1, Class D, 1.63% (1 mo. USD LIBOR + 1.45%), 05/25/2024(b)(d)	290,000	288,459
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.29% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(d)	7,455,000	7,413,784
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(h)	3,367,314	3,442,452
Series 2020-NQM1, Series A1, 2.46%, 01/26/2060(b)(h)	4,659,398	4,769,375
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(h)	2,012,646	2,090,377
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.53% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(d)	7,550,413	7,531,491
PPM CLO 3 Ltd., Series 2019-3A, Class A, 1.67% (3 mo. USD LIBOR + 1.40%), 07/17/2030(b)(d)	3,874,000	3,867,929
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	1,560,000	1,592,345
Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	5,005,000	5,074,979
RALI Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	5,486	5,073
RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, 3.22% (Acquired 02/25/2015; Cost $4,746), 07/26/2045(b)(h)	22,739	22,938
Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(b)(h)	1,805,440	1,839,567
Series 2020-1, Class A1, 2.38%, 02/25/2024(b)(h)	3,730,736	3,788,835
Santander Drive Auto Receivables Trust,
Series 2017-1, Class E, 5.05%, 07/15/2024(b)	4,585,000	4,668,038
Series 2017-2, Class D, 3.49%, 07/17/2023	1,640,000	1,665,591
Series 2017-3, Class D, 3.20%, 11/15/2023	3,210,000	3,259,045
Series 2018-1, Class D, 3.32%, 03/15/2024	1,195,000	1,224,011
Series 2018-2, Class D, 3.88%, 02/15/2024	2,015,000	2,062,639
Series 2018-5, Class C, 3.81%, 12/16/2024	2,895,000	2,943,297
Series 2019-2, Class D, 3.22%, 07/15/2025	2,675,000	2,761,068
Series 2019-3, Class D, 2.68%, 10/15/2025	2,230,000	2,283,347

	Principal Amount	Value
Santander Retail Auto Lease Trust,
Series 2019-A, Class C, 3.30%, 05/22/2023(b)	$4,295,000	$ 4,371,018
Series 2019-B, Class C, 2.77%, 08/21/2023(b)	1,555,000	1,595,660
Series 2019-C, Class C, 2.39%, 11/20/2023(b)	2,845,000	2,870,809
Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(h)	1,408,984	1,429,893
Series 2013-4, Class A3, 1.55%, 04/25/2043(h)	915,393	913,525
Series 2013-6, Class A2, 3.00%, 05/25/2043(h)	1,994,836	2,099,706
Series 2013-7, Class A2, 3.00%, 06/25/2043(h)	1,251,262	1,292,485
Sierra Timeshare Receivables Funding LLC,
Series 2016-1A, Class A, 3.08%, 03/21/2033(b)	2,233,665	2,244,081
Series 2019-3A, Class A, 2.34%, 08/20/2036(b)	4,952,386	5,077,346
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(h)	2,595,484	2,640,792
Starwood Waypoint Homes Trust, Series 2017-1, Class D, 2.11% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(d)	7,700,000	7,714,188
Structured Asset Securities Corp., Series 2002-AL1, Class AIO, 3.45%, 02/25/2032(h)	1,049,451	62,842
Taconic Park CLO Ltd., Series 2016-1A, Class A1R, 1.27% (3 mo. USD LIBOR + 1.00%), 01/20/2029(b)(d)	12,119,000	12,015,619
TICP CLO XV Ltd., Series 2020-15A, Class A, 2.92% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(d)	7,162,000	7,122,857
Towd Point Mortgage Trust,
Series 2016-3, Class A1, 2.25%, 04/25/2056(b)(h)	872,213	886,676
Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(h)	3,590,054	3,694,810
Triton Container Finance VI LLC, Series 2018-2A, Class A, 4.19%, 06/22/2043(b)	3,161,533	3,193,270
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, 1.15%, 11/15/2050(h)	15,022,598	763,907
United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.16%, 08/12/2024(b)	2,060,000	2,076,835
Vendee Mortgage Trust, Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025	1,022,126	12,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

	Principal Amount	Value
Verus Securitization Trust,
Series 2018-3, Class A1, 4.11%, 10/25/2058(b)(h)	$5,309,967	$ 5,446,593
Series 2019-1, Class A1, 3.84%, 02/25/2059(b)(h)	4,172,696	4,255,983
Series 2019-2, Class A1, 3.21%, 05/25/2059(b)(h)	11,089,490	11,322,569
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(g)(h)	10,961,184	11,197,340
Series 2020-INV1, Class A1, 1.98%, 03/25/2060(b)(h)	1,943,380	1,963,698
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 4.15%, 10/25/2033(h)	166,152	164,427
Series 2005-AR14, Class 1A4, 3.78%, 12/25/2035(h)	62,919	61,803
Series 2005-AR16, Class 1A1, 3.73%, 12/25/2035(h)	289,884	283,074
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class A2, 2.63%, 05/15/2048	202,525	202,435
Series 2017-C42, Class XA, 1.03%, 12/15/2050(h)	12,082,950	649,306
Wells Fargo Re-REMIC Trust, Series 2011-RR1, Class 1A, 4.81%, 09/17/2047(b)(h)	3,379,754	3,401,309
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 06/15/2049(b)	6,860,000	7,311,938
Westlake Automobile Receivables Trust,
Series 2017-2A, Class E, 4.63%, 07/15/2024(b)	3,255,000	3,290,617
Series 2018-2A, Class C, 3.50%, 01/16/2024(b)	3,549,118	3,574,176
Series 2019-2A, Class C, 2.84%, 07/15/2024(b)	2,805,000	2,871,670
Series 2019-3A, Class C, 2.49%, 10/15/2024(b)	3,590,000	3,660,284
WFRBS Commercial Mortgage Trust,
IO, Series 2012-C10, Class XA, 1.68%, 12/15/2045(b)(i)	3,388,947	98,273
IO, Series 2012-C6, Class XA, 2.24%, 04/15/2045(b)(i)	2,005,501	33,907
Series 2011-C3, Class XA, 1.48%, 03/15/2044(b)(h)	6,561,107	32,109
Series 2013-C16, Class B, 5.19%, 09/15/2046(h)	4,500,000	4,281,207
World Financial Network Credit Card Master Trust,
Series 2019-A, Class A, 3.14%, 12/15/2025	1,000,000	1,034,440
Series 2019-B, Class A, 2.49%, 04/15/2026	3,665,000	3,775,415
Series 2019-C, Class A, 2.21%, 07/15/2026	3,130,000	3,207,389
Total Asset-Backed Securities (Cost $669,894,654)		676,083,769

U.S. Treasury Securities–6.25%
U.S. Treasury Bills–0.13%(j)(k)
0.10% - 0.40%, 09/03/2020	3,782,000	3,781,967

	Principal Amount	Value
U.S. Treasury Notes–6.12%
0.13%, 08/31/2022	$28,148,100	$ 28,143,702
0.13%, 08/15/2023	73,145,900	73,091,612
0.25%, 08/31/2025	79,493,100	79,415,470
		180,650,784
Total U.S. Treasury Securities (Cost $183,430,809)		184,432,751

U.S. Government Sponsored Agency Mortgage-Backed Securities–1.32%
Collateralized Mortgage Obligations–0.79%
Fannie Mae Interest STRIPS, IO,
7.50%, 05/25/2023 to 11/25/2029	876,597	156,043
6.50%, 02/25/2032 to 07/25/2032	428,869	82,123
6.00%, 12/25/2032 to 09/25/2035	1,068,182	199,789
5.50%, 11/25/2033 to 06/25/2035	813,313	148,680
PO, 0.00%, 09/25/2032(l)	34,290	32,306
Fannie Mae REMICs,
3.00%, 01/25/2021 to 11/25/2027	1,867,190	110,094
7.50%, 09/25/2022	181,387	189,324
6.50%, 06/25/2023 to 11/25/2029	159,065	176,281
1.18%, 04/25/2032	58,995	60,144
0.65% (1 mo. USD LIBOR + 0.50%), 10/18/2032(d)	28,093	28,173
0.58%, 11/25/2033 to 03/25/2042	163,770	164,197
13.75% (1 mo. USD LIBOR + 14.10%), 12/25/2033(d)	2,254	2,310
5.50%, 04/25/2035 to 07/25/2046	4,917,780	4,287,695
23.92% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(d)	102,445	171,767
23.56%, 06/25/2036	388,302	660,485
23.56% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(d)	54,138	89,093
5.00%, 04/25/2040 to 09/25/2047	11,393,226	1,808,602
4.00%, 03/25/2041 to 08/25/2047	4,009,092	351,122
0.63% (1 mo. USD LIBOR + 0.45%), 02/25/2047(d)	74,856	75,308
IO, 6.52%, 02/25/2024 to 02/25/2035	999,159	206,200
7.75%, 11/18/2031 to 12/18/2031	230,838	49,947
7.72% (7.90% - 1 mo. USD LIBOR), 11/25/2031(d)	45,784	9,807
7.77%, 01/25/2032 to 07/25/2032	282,807	52,860
7.85% (8.00% - 1 mo. USD LIBOR), 03/18/2032(d)	89,953	20,891
7.92%, 03/25/2032 to 04/25/2032	127,858	29,511
6.82% (7.00% - 1 mo. USD LIBOR), 04/25/2032(d)	85,110	17,558

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
7.62% (7.80% - 1 mo. USD LIBOR), 04/25/2032(d)	$44,951	$ 9,950
7.82%, 07/25/2032 to 09/25/2032	283,418	64,416
7.95%, 12/18/2032	201,102	43,075
8.07%, 02/25/2033 to 05/25/2033	244,248	58,523
7.00%, 04/25/2033	1,220,410	282,680
5.87%, 03/25/2035 to 07/25/2038	530,353	100,834
6.57%, 03/25/2035 to 05/25/2035	411,475	67,099
6.42% (1 mo. USD LIBOR + 6.60%), 05/25/2035(d)	233,629	39,518
3.50%, 08/25/2035	5,136,749	627,588
6.36% (1 mo. USD LIBOR + 6.54%), 06/25/2037(d)	180,713	38,657
6.37% (6.55% - 1 mo. USD LIBOR), 10/25/2041(d)	581,578	121,497
5.97% (6.15% - 1 mo. USD LIBOR), 12/25/2042(d)	1,256,872	251,274
4.50%, 02/25/2043	343,962	59,347
Freddie Mac Multifamily Structured Pass Through Ctfs.,
Series KC02, Class X1, 0.50%, 03/25/2024(h)	59,658,170	717,992
Series KC03, Class X1, 0.63%, 11/25/2024(h)	37,532,126	674,156
Series K734, Class X1, 0.79%, 02/25/2026(h)	27,704,997	848,557
Series K735, Class X1, 1.10%, 05/25/2026(h)	28,599,923	1,391,398
Series K093, Class X1, 1.09%, 05/25/2029(h)	22,383,173	1,607,745
Freddie Mac REMICs,
2.13% (COF 11 + 1.45%), 12/15/2023(d)	572,493	581,713
6.50%, 04/15/2028 to 06/15/2032	1,098,731	1,278,306
6.00%, 01/15/2029 to 04/15/2029	538,488	607,698
7.50%, 09/15/2029	79,332	93,364
8.00%, 03/15/2030	41,623	50,242
1.11%, 08/15/2031 to 01/15/2032	86,256	87,868
1.16%, 12/15/2031 to 03/15/2032	183,357	186,255
0.66% (1 mo. USD LIBOR + 0.50%), 01/15/2033(d)	4,103	4,139
5.00%, 08/15/2035	1,846,851	2,144,540
4.00%, 06/15/2038 to 03/15/2045	2,254,193	446,401
IO, 5.84%, 03/15/2024 to 04/15/2038	416,892	37,845
3.00%, 06/15/2027 to 12/15/2027	6,082,613	365,811
2.50%, 05/15/2028	1,205,006	66,133
8.54%, 07/17/2028	75,019	7,670
7.89% (1 mo. USD LIBOR + 8.05%), 02/15/2029(d)	228,835	43,547
7.59% (1 mo. USD LIBOR + 7.75%), 06/15/2029(d)	221,787	37,403

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
7.94%, 06/15/2029 to 09/15/2029	$140,217	$ 28,009
6.54% (6.70% - 1 mo. USD LIBOR), 01/15/2035(d)	583,093	113,831
6.59% (6.75% - 1 mo. USD LIBOR), 02/15/2035(d)	135,054	26,644
6.56% (6.72% - 1 mo. USD LIBOR), 05/15/2035(d)	460,602	77,780
5.99% (6.15% - 1 mo. USD LIBOR), 07/15/2035(d)	658,101	96,015
6.84% (7.00% - 1 mo. USD LIBOR), 12/15/2037(d)	77,541	18,603
5.91% (6.07% - 1 mo. USD LIBOR), 05/15/2038(d)	1,067,999	221,286
6.09% (1 mo. USD LIBOR + 6.25%), 12/15/2039(d)	207,807	41,036
5.94% (6.10% - 1 mo. USD LIBOR), 01/15/2044(d)	1,806,092	258,554
Freddie Mac STRIPS, IO,
3.00%, 12/15/2027	2,696,000	180,431
3.27%, 12/15/2027(i)	722,181	39,527
6.50%, 02/01/2028	24,906	3,720
7.00%, 09/01/2029	182,348	33,445
7.50%, 12/15/2029	74,677	14,632
6.00%, 12/15/2032	69,075	11,494
		23,388,558

Federal Home Loan Mortgage Corp. (FHLMC)–0.12%
6.50%, 04/01/2021 to 04/01/2034	109,491	123,118
6.00%, 01/01/2022 to 07/01/2024	250,739	275,732
9.00%, 08/01/2022 to 05/01/2025	3,604	3,918
8.50%, 05/01/2024 to 08/17/2026	65,162	66,047
7.00%, 10/25/2024 to 03/01/2035	974,092	1,118,588
7.50%, 01/01/2032 to 02/01/2032	546,174	638,506
5.00%, 07/01/2033 to 06/01/2034	294,918	337,929
5.50%, 09/01/2039	841,248	966,950
ARM,
2.28% (6 mo. USD LIBOR + 1.62%), 07/01/2036(d)	27,221	28,372
4.09% (1 yr. USD LIBOR + 2.07%), 02/01/2037(d)	8,783	9,397
4.08% (1 yr. USD LIBOR + 2.01%), 01/01/2038(d)	7,420	7,841
		3,576,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–0.32%
5.00%, 09/01/2020 to 06/01/2022	$3,398	$ 3,584
4.50%, 12/01/2020	71	75
7.50%, 01/01/2021 to 08/01/2033	1,383,320	1,617,447
8.00%, 12/01/2022 to 07/01/2032	122,042	125,667
6.50%, 11/01/2023 to 10/01/2035	1,770,585	1,988,959
7.00%, 11/01/2025 to 08/01/2036	2,263,703	2,590,042
9.00%, 01/01/2030	37,414	38,314
8.50%, 05/01/2030 to 07/01/2032	133,986	153,750
6.00%, 06/01/2030 to 03/01/2037	2,092,586	2,468,761
5.50%, 02/01/2035 to 05/01/2036	291,343	343,538
ARM,
3.90% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(d)	19,043	19,132
3.31% (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(d)	46,539	49,080
3.60% (1 yr. USD LIBOR + 1.72%), 03/01/2038(d)	10,935	11,533
		9,409,882

Government National Mortgage Association (GNMA)–0.09%
7.75%, 02/15/2021	1,460	1,463
8.00%, 02/15/2022 to 08/15/2028	11,747	11,815
7.50%, 09/15/2022 to 11/15/2026	35,974	38,588
6.50%, 07/15/2023 to 02/15/2034	607,977	676,831
7.00%, 10/15/2026 to 01/20/2030	102,660	110,959
8.50%, 07/20/2027	41,478	47,094
IO,
6.39% (6.55% - 1 mo. USD LIBOR), 04/16/2037(d)	1,073,839	227,274
6.49% (6.65% - 1 mo. USD LIBOR), 04/16/2041(d)	1,684,627	305,353
4.50%, 09/16/2047	3,509,068	526,235
6.04% (6.20% - 1 mo. USD LIBOR), 10/16/2047(d)	4,057,326	735,039
		2,680,651
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $36,858,683)		39,055,489

Agency Credit Risk Transfer Notes–0.77%
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2, 2.58% (1 mo. USD LIBOR + 2.40%), 04/25/2031(b)(d)	2,087,011	2,093,793
Series 2019-R02, Class 1M2, 2.48% (1 mo. USD LIBOR + 2.30%), 08/25/2031(b)(d)	984,064	988,047

	Principal Amount	Value
Fannie Mae Connecticut Avenue Securities
Series 2016-C02, Class 1M2, 6.18% (1 mo. USD LIBOR + 6.00%), 09/25/2028(d)	$2,481,617	$ 2,641,907
Series 2019-R03, Class 1M2, 2.33% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(d)	989,726	995,280
Freddie Mac
Series 2013-DN2, Class M2, STACR®, 4.43% (1 mo. USD LIBOR + 4.25%), 11/25/2023(d)	2,373,075	2,113,927
Series 2014-DN1, Class M2, STACR®, 2.38% (1 mo. USD LIBOR + 2.20%), 02/25/2024(d)	152,193	152,553
Series 2014-DN1, Class M3, STACR®, 4.68% (1 mo. USD LIBOR + 4.50%), 02/25/2024(d)	1,260,000	1,093,938
Series 2014-DN3, Class M3, STACR®, 4.18% (1 mo. USD LIBOR + 4.00%), 08/25/2024(d)	1,645,088	1,687,648
Series 2014-HQ2, Class M3, STACR®, 3.93% (1 mo. USD LIBOR + 3.75%), 09/25/2024(d)	3,100,000	3,180,191
Series 2014-DN4, Class M3, 4.73% (1 mo. USD LIBOR + 4.55%), 10/25/2024(d)	273,409	281,155
Series 2016-DNA2, Class M3, STACR®, 4.83% (1 mo. USD LIBOR + 4.65%), 10/25/2028(d)	879,972	919,581
Series 2018-HQA1, Class M2, STACR®, 2.48% (1 mo. USD LIBOR + 2.30%), 09/25/2030(d)	1,227,980	1,214,984
Series 2018-DNA2, Class M1, STACR®, 0.98% (1 mo. USD LIBOR + 0.80%), 12/25/2030(b)(d)	556,563	555,947
Series 2018-HRP1, Class M2, STACR®, 1.83% (1 mo. USD LIBOR + 1.65%), 04/25/2043(b)(d)	1,832,452	1,747,738
Series 2018-HRP2, Class M2, STACR®, 1.43% (1 mo. USD LIBOR + 1.25%), 02/25/2047(b)(d)	1,897,859	1,842,349
Series 2018-DNA3, Class M1, STACR®, 0.93% (1 mo. USD LIBOR + 0.75%), 09/25/2048(b)(d)	2,126	2,123
Series 2018-HQA2, Class M1, STACR®, 0.93% (1 mo. USD LIBOR + 0.75%), 10/25/2048(b)(d)	364,551	363,989
Series 2019-HRP1, Class M2, STACR®, 1.58% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(d)	827,900	792,484
Total Agency Credit Risk Transfer Notes (Cost $23,698,527)		22,667,634

	Shares
Preferred Stocks–0.07%
Regional Banks–0.07%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd. (Cost $1,875,000)(c)	75,000	1,990,500

Money Market Funds–5.25%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(m)(n)	53,818,254	53,818,254
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(m)(n)	39,607,382	39,631,147

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.02%(m)(n)	61,506,576	$ 61,506,576
Total Money Market Funds (Cost $154,949,387)		154,955,977
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.88% (Cost $2,874,078,572)		2,947,026,976
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.09%
Invesco Private Government Fund, 0.03%(m)(n)(o)	1,926,615	1,926,615

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 0.14%(m)(n)(o)	642,077	$642,205
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,568,820)		2,568,820
TOTAL INVESTMENTS IN SECURITIES–99.97% (Cost $2,876,647,392)		2,949,595,796
OTHER ASSETS LESS LIABILITIES–0.03%		900,345
NET ASSETS–100.00%		$2,950,496,141

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
COF	– Cost of Funds
Ctfs.	– Certificates
DAC	– Designated Activity Co.
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PO	– Principal only
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $1,183,530,157, which represented 40.11% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security was out on loan at August 31, 2020.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$13,406,487	$207,564,071	$(167,152,304)	$-	$-	$53,818,254	$31,472
Invesco Liquid Assets Portfolio, Institutional Class	10,882,266	148,329,947	(119,583,330)	5,150	(2,886)	39,631,147	59,877
Invesco Treasury Portfolio, Institutional Class	15,321,700	237,216,080	(191,031,204)	-	-	61,506,576	29,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Bond Fund

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$1,926,615	$-	$-	$-	$1,926,615	$42*
Invesco Private Prime Fund	-	642,205	-	-	-	642,205	33*
Total	$39,610,453	$595,678,918	$(477,766,838)	$5,150	$(2,886)	$157,524,797	$120,876

*   Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	5,343	December-2020	$1,180,510,802	$558,331	$558,331
U.S. Treasury 10 Year Notes	140	December-2020	19,495,000	45,641	45,641
Subtotal-Long Futures Contracts				603,972	603,972

Short Futures Contracts
Interest Rate Risk
U.S. Treasury Long Bonds	56	December-2020	(9,840,250)	34,441	34,441
U.S. Treasury 5 Year Notes	4,718	December-2020	(594,615,437)	(820,437)	(820,437)
Subtotal-Short Futures Contracts				(785,996)	(785,996)
Total Futures Contracts				$(182,024)	$(182,024)

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2020

U.S. Dollar Denominated Bonds & Notes	63.31%
Asset-Backed Securities	22.91
U.S. Treasury Securities	6.25
U.S. Government Sponsored Agency Mortgage-Backed Securities	1.32
Security Types Each Less Than 1% of Portfolio	0.84
Money Market Funds Plus Other Assets Less Liabilities	5.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $ 2,719,129,185)	$2,792,070,999

Investments in affiliated money market funds, at value (Cost $ 157,518,207)*	157,524,797

Receivable for:
Investments sold	119,790,035

Fund shares sold	6,719,273

Dividends	6,498

Interest	15,433,824

Principal paydowns	176

Investment for trustee deferred compensation and retirement plans	238,218

Other assets	140,115

Total assets	3,091,923,935

Liabilities:
Other investments:
Variation margin payable - futures contracts	225,261

Payable for:
Investments purchased	129,784,757

Dividends	852,606

Fund shares reacquired	6,607,620

Amount due custodian	167,600

Collateral upon return of securities loaned	2,568,820

Accrued fees to affiliates	690,949

Accrued trustees’ and officers’ fees and benefits	60,913

Accrued other operating expenses	218,759

Trustee deferred compensation and retirement plans	250,509

Total liabilities	141,427,794

Net assets applicable to shares outstanding	$2,950,496,141

Net assets consist of:
Shares of beneficial interest	$2,911,520,447

Distributable earnings	38,975,694

$2,950,496,141

Net Assets:
Class A	$1,433,008,649

Class C	$250,200,953

Class R	$46,468,278

Class Y	$581,717,419

Class R5	$571,409

Class R6	$638,529,433

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	165,739,967

Class C	28,930,537

Class R	5,360,724

Class Y	67,246,453

Class R5	66,196

Class R6	73,762,307

Class A:
Net asset value per share	$8.65

Maximum offering price per share (Net asset value of $8.65 ÷ 97.50%)	$8.87

Class C:
Net asset value and offering price per share	$8.65

Class R:
Net asset value and offering price per share	$8.67

Class Y:
Net asset value and offering price per share	$8.65

Class R5:
Net asset value and offering price per share	$8.63

Class R6:
Net asset value and offering price per share	$8.66

* At August 31, 2020, securities with an aggregate value of $2,515,296 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Bond Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$30,804,777

Dividends from affiliated money market funds (includes securities lending income of $238)	121,039

Dividends	56,675

Total investment income	30,982,491

Expenses:
Advisory fees	3,775,257

Administrative services fees	167,781

Custodian fees	11,017

Distribution fees:
Class A	792,077

Class C	700,977

Class R	73,890

Transfer agent fees – A, C, R and Y	957,173

Transfer agent fees – R5	107

Transfer agent fees – R6	17,020

Trustees’ and officers’ fees and benefits	2,947

Registration and filing fees	67,720

Reports to shareholders	51,927

Professional services fees	28,259

Other	4,382

Total expenses	6,650,534

Less: Fees waived and/or expense offset arrangement(s)	(211,605)

Net expenses	6,438,929

Net investment income	24,543,562

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(9,612,332)

Futures contracts	(1,137,027)

(10,749,359)

Change in net unrealized appreciation (depreciation) of:
Investment securities	50,930,763

Futures contracts	(1,563,662)

49,367,101

Net realized and unrealized gain	38,617,742

Net increase in net assets resulting from operations	$63,161,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31, 2020	February 29, 2020

Operations:
Net investment income	$24,543,562	$41,900,947

Net realized gain (loss)	(10,749,359)	4,950,162

Change in net unrealized appreciation	49,367,101	30,650,775

Net increase in net assets resulting from operations	63,161,304	77,501,884

Distributions to shareholders from distributable earnings:
Class A	(12,585,740)	(16,160,643)

Class C	(2,089,038)	(3,285,936)

Class R	(282,815)	(135,343)

Class Y	(4,898,713)	(3,995,040)

Class R5	(7,067)	(26,897)

Class R6	(8,701,958)	(18,708,844)

Total distributions from distributable earnings	(28,565,331)	(42,312,703)

Return of capital:
Class A	–	(535,685)

Class C	–	(125,484)

Class R	–	(5,167)

Class Y	–	(125,179)

Class R5	–	(808)

Class R6	–	(561,735)

Total return of capital	–	(1,354,058)

Total distributions	(28,565,331)	(43,666,761)

Share transactions–net:
Class A	758,495,674	50,529,808

Class C	88,814,943	15,578,415

Class R	39,174,014	1,051,000

Class Y	424,046,614	8,664,195

Class R5	74,247	(1,300,316)

Class R6	(6,732,677)	66,689,262

Net increase in net assets resulting from share transactions	1,303,872,815	141,212,364

Net increase in net assets	1,338,468,788	175,047,487

Net assets:
Beginning of period	1,612,027,353	1,436,979,866

End of period	$2,950,496,141	$1,612,027,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends						with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net			Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	Return of	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	capital	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Class A
Six months ended 08/31/20	$8.66	$0.09	$0.00	$0.09	$(0.10)	$–	$(0.10)	$8.65	1.10%	$1,433,009	0.60	%(d)	0.60	%(d)	1.99	%(d)	123%
Year ended 02/29/20	8.47	0.23	0.20	0.43	(0.23)	(0.01)	(0.24)	8.66	5.08	655,357	0.65		0.65		2.62		155
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	–	(0.22)	8.47	2.19	591,443	0.64		0.65		2.52		176
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	–	(0.17)	8.51	0.79	395,766	0.65		0.66		1.98		198
Year ended 02/28/17	8.47	0.14	0.15	0.29	(0.15)	–	(0.15)	8.61	3.39	435,592	0.65		0.66		1.59		294
Year ended 02/29/16	8.65	0.15	(0.16)	(0.01)	(0.17)	–	(0.17)	8.47	(0.12)	379,091	0.68		0.68		1.72		200
Class C
Six months ended 08/31/20	8.66	0.07	0.01	0.08	(0.09)	–	(0.09)	8.65	0.89	250,201	0.95	(d)	0.95	(d)	1.64	(d)	123
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968	1.00		1.15		2.27		155
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	–	(0.19)	8.47	1.83	140,247	0.99		1.15		2.17		176
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	–	(0.14)	8.51	0.44	391,791	1.00		1.16		1.63		198
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	–	(0.12)	8.61	3.03	451,018	1.00		1.16		1.24		294
Year ended 02/29/16	8.65	0.12	(0.16)	(0.04)	(0.14)	–	(0.14)	8.47	(0.47)	443,163	1.03		1.18		1.37		200
Class R
Six months ended 08/31/20	8.68	0.07	0.01	0.08	(0.09)	–	(0.09)	8.67	0.92	46,468	0.95	(d)	0.95	(d)	1.64	(d)	123
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210	1.00		1.00		2.27		155
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	–	(0.19)	8.49	1.84	5,035	0.99		1.00		2.17		176
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	–	(0.14)	8.53	0.55	4,693	1.00		1.01		1.63		198
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	–	(0.12)	8.62	2.90	6,466	1.00		1.01		1.24		294
Year ended 02/29/16	8.66	0.12	(0.15)	(0.03)	(0.14)	–	(0.14)	8.49	(0.35)	4,068	1.03		1.03		1.37		200
Class Y
Six months ended 08/31/20	8.66	0.09	0.01	0.10	(0.11)	–	(0.11)	8.65	1.17	581,717	0.45	(d)	0.45	(d)	2.14	(d)	123
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159	0.50		0.50		2.77		155
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	–	(0.24)	8.48	2.35	134,272	0.49		0.50		2.67		176
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	–	(0.18)	8.52	1.06	128,874	0.50		0.51		2.13		198
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	–	(0.16)	8.61	3.42	129,794	0.50		0.51		1.74		294
Year ended 02/29/16	8.65	0.16	(0.15)	0.01	(0.18)	–	(0.18)	8.48	0.15	56,237	0.53		0.53		1.87		200
Class R5
Six months ended 08/31/20	8.65	0.09	0.00	0.09	(0.11)	–	(0.11)	8.63	1.11	571	0.38	(d)	0.38	(d)	2.21	(d)	123
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496	0.40		0.40		2.87		155
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	–	(0.24)	8.47	2.45	1,765	0.39		0.40		2.77		176
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	–	(0.19)	8.51	1.17	1,699	0.38		0.39		2.25		198
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	–	(0.17)	8.60	3.54	1,220	0.39		0.40		1.85		294
Year ended 02/29/16	8.64	0.17	(0.15)	0.02	(0.19)	–	(0.19)	8.47	0.26	1,165	0.43		0.43		1.97		200
Class R6
Six months ended 08/31/20	8.67	0.10	0.00	0.10	(0.11)	–	(0.11)	8.66	1.23	638,529	0.35	(d)	0.35	(d)	2.24	(d)	123
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838	0.37		0.37		2.90		155
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	–	(0.25)	8.49	2.46	564,219	0.38		0.39		2.78		176
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	–	(0.19)	8.53	1.17	575,750	0.38		0.39		2.25		198
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	–	(0.17)	8.62	3.66	499,674	0.39		0.40		1.85		294
Year ended 02/29/16	8.66	0.17	(0.16)	0.01	(0.19)	–	(0.19)	8.48	0.14	63,201	0.42		0.42		1.98		200

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the six months ended August 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,288,591,313 in connection with the acquisition of Invesco Oppenheimer Limited-Term Bond Fund into the Fund.

(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $1,074,496, $213,950, $29,324, $399,476, $532 and $653,542 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Term Bond Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

27	Invesco Short Term Bond Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference

28	Invesco Short Term Bond Fund

between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

LIBOR Risk – The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.350%
Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%
Over $5 billion	0.280%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.32%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 15, 2020, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.59% (after 12b-1 fee waivers), 1.09%, 0.45%, 0.44% and 0.39%, respectively, of average daily net assets (the “expense limits”). Prior to May 15, 2020, the Adviser had contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%,1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”) In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $47,735.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2021, to waive 12b-1 fees for Class C shares to the extent necessary to limit

29	Invesco Short Term Bond Fund

12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the six months ended August 31, 2020, 12b-1 fees incurred for Class C shares were $539,213 after fee waivers of $161,764.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI retained $45,406 in front-end sales commissions from the sale of Class A shares and $73,126 and $4,000 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$1,867,840,856	$–	$1,867,840,856

Asset-Backed Securities	–	676,083,769	–	676,083,769

U.S. Treasury Securities	–	184,432,751	–	184,432,751

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	39,055,489	–	39,055,489

Agency Credit Risk Transfer Notes	–	22,667,634	–	22,667,634

Preferred Stocks	1,990,500	–	–	1,990,500

Money Market Funds	154,955,977	2,568,820	–	157,524,797

Total Investments in Securities	156,946,477	2,792,649,319	—	2,949,595,796

Other Investments – Assets*

Futures Contracts	638,413	–	–	638,413

Other Investments – Liabilities*

Futures Contracts	(820,437)	–	–	(820,437)

Total Other Investments	(182,024)	–	–	(182,024)

Total Investments	$156,764,453	$2,792,649,319	$–	$2,949,413,772

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$638,413

Derivatives not subject to master netting agreements	(638,413)

Total Derivative Assets subject to master netting agreements	$-

30	Invesco Short Term Bond Fund

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(820,437)

Derivatives not subject to master netting agreements	820,437

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(1,137,027)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,563,662)

Total	$(2,700,689)

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$1,474,319,008

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,106.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,996,807	$15,140,867	$17,137,674

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

31	Invesco Short Term Bond Fund

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $431,593,273 and $538,312,359, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,403,388,616 and $1,369,873,666, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$88,980,143

Aggregate unrealized (depreciation) of investments	(17,966,294)

Net unrealized appreciation of investments	$71,013,849

    Cost of investments for tax purposes is $2,878,399,923.

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended August 31, 2020(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	28,350,464	$240,959,373	32,376,390	$278,032,431

Class C	6,535,160	55,599,746	9,715,952	83,413,841

Class R	657,214	5,625,135	387,350	3,330,963

Class Y	20,714,088	176,261,746	13,106,059	112,222,859

Class R5	9,489	79,251	34,651	295,779

Class R6	5,839,753	49,744,980	17,128,603	146,435,536

Issued as reinvestment of dividends:
Class A	1,244,967	10,619,272	1,637,769	14,070,280

Class C	202,068	1,719,728	323,868	2,780,819

Class R	32,446	278,855	16,109	138,633

Class Y	349,934	2,994,752	297,910	2,559,622

Class R5	809	6,863	2,837	24,269

Class R6	1,006,117	8,554,072	2,213,330	19,039,098

Automatic conversion of Class C shares to Class A shares:
Class A	1,962,827	16,884,929	1,433,718	12,281,863

Class C	(1,962,787)	(16,884,929)	(1,434,559)	(12,281,863)

Issued in connection with acquisitions:(b)
Class A	81,158,649	682,135,260	-	-

Class C	11,583,605	97,310,533	-	-

Class R	4,433,094	37,326,256	-	-

Class Y	45,739,122	384,550,934	-	-

Class R5	1,183	9,928	-	-

Class R6	15,510,515	130,528,698	-	-

32	Invesco Short Term Bond Fund

	Summary of Share Activity

	Six months ended August 31, 2020(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(22,633,096)	$(192,103,160)	(29,583,975)	$(253,854,766)

Class C	(5,788,598)	(48,930,135)	(6,802,635)	(58,334,382)

Class R	(477,600)	(4,056,232)	(280,988)	(2,418,596)

Class Y	(16,424,720)	(139,760,818)	(12,376,838)	(106,118,286)

Class R5	(2,589)	(21,795)	(188,630)	(1,620,364)

Class R6	(22,939,774)	(195,560,427)	(11,488,662)	(98,785,372)

Net increase (decrease) in share activity	155,102,340	$1,303,872,815	16,518,259	$141,212,364

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Limited-Term Bond Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 158,426,168 shares of the Fund for 298,121,720 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $1,331,861,609, including $(3,211,961) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,589,317,925 and $2,921,179,534 immediately after the acquisition.

The pro forma results of operations for the six months ended August 31, 2020 assuming the reorganization had been completed on March 1, 2020, the beginning of the semi-annual reporting period are as follows:

Net investment income	$33,210,859

Net realized/unrealized gain (loss)	(10,291,984)

Change in net assets resulting from operations	$22,918,875

NOTE 11—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

33	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$1,011.00	$3.04	$1,022.18	$3.06	0.60%
Class C	1,000.00	1,008.90	4.81	1,020.42	4.84	0.95
Class R	1,000.00	1,009.20	4.81	1,020.42	4.84	0.95
Class Y	1,000.00	1,011.70	2.28	1,022.94	2.29	0.45
Class R5	1,000.00	1,011.10	1.93	1,023.29	1.94	0.38
Class R6	1,000.00	1,012.30	1.78	1,023.44	1.79	0.35

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

34	Invesco Short Term Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Government & Credit 1-3 Year Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified

35	Invesco Short Term Bond Fund

percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

36	Invesco Short Term Bond Fund

Distribution Information

    The following table sets forth on a per share basis the distribution that was paid in July 2020. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

			Gain from
		Net Income	Sale of Securities	Return of Principal	Total Distribution

07/31/2020	Class A	$0.0150	$0.000	$0.0018	$0.0168

07/31/2020	Class C	$0.0113	$0.000	$0.0018	$0.0131

07/31/2020	Class R	$0.0124	$0.000	$0.0018	$0.0142

07/31/2020	Class Y	$0.0159	$0.000	$0.0018	$0.0177

07/31/2020	Class R5	$0.0185	$0.000	$0.0018	$0.0203

07/31/2020	Class R6	$0.0167	$0.000	$0.0018	$0.0185

    Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

37	Invesco Short Term Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on

Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-SAR-1

Semiannual Report to Shareholders	August 31, 2020

Invesco U.S. Government Money Portfolio
Effective September 30, 2020, Invesco Oppenheimer Government Money Market Fund was renamed Invesco U.S. Government Money Portfolio.
Nasdaq:
Invesco Cash Reserve: GMQXX ∎ C: GMCXX ∎ R: GMLXX ∎ Y: OMBXX ∎ R6: GMRXX

2	Fund Information
3	Letters to Shareholders
4	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Information

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Team managed by Invesco Advisers, Inc.

2	Invesco U.S. Government Money Portfolio

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates.

This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

3	Invesco U.S. Government Money Portfolio

Schedule of Investments

August 31, 2020

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Government Sponsored Agency Securities-36.76%
Federal Farm Credit Bank (FFCB)-4.10%
Federal Farm Credit Bank(a)	0.25%	09/01/2020	$5,000	$5,000,000
Federal Farm Credit Bank(a)	0.40%	12/31/2020	4,000	3,994,622
Federal Farm Credit Bank (1 mo. USD LIBOR + 0.08%)(b)	0.23%	02/01/2021	10,000	10,003,728
Federal Farm Credit Bank (1 mo. USD LIBOR + 0.00%)(b)	0.16%	03/17/2021	15,000	15,000,000
Federal Farm Credit Bank (SOFR + 0.28%)(b)	0.37%	10/01/2021	15,000	15,000,000
Federal Farm Credit Bank (SOFR + 0.19%)(b)	0.28%	07/14/2022	7,000	7,000,000
Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.16%	08/11/2022	10,000	10,000,000

				65,998,350

Federal Home Loan Bank (FHLB)-25.28%
Federal Home Loan Bank(a)	0.29%	09/04/2020	16,000	15,999,613
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.18%	09/11/2020	35,000	35,000,000
Federal Home Loan Bank	1.63%	09/11/2020	5,055	5,056,596
Federal Home Loan Bank (SOFR + 0.08%)(b)	0.17%	09/22/2020	5,000	5,000,000
Federal Home Loan Bank(a)	0.14%	09/23/2020	8,000	7,998,582
Federal Home Loan Bank (1 mo. USD LIBOR - 0.05%)(b)	0.12%	10/15/2020	30,000	30,000,000
Federal Home Loan Bank (SOFR + 0.10%)(b)	0.19%	10/19/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.03%)(b)	0.12%	10/22/2020	13,000	13,000,000
Federal Home Loan Bank (SOFR + 0.08%)(b)	0.17%	10/23/2020	7,000	7,000,000
Federal Home Loan Bank(a)	0.52%	11/09/2020	32,000	31,968,107
Federal Home Loan Bank(a)	0.26%	11/13/2020	14,000	13,992,619
Federal Home Loan Bank(a)	0.30%	11/16/2020	14,000	13,991,133
Federal Home Loan Bank (SOFR + 0.02%)(b)	0.11%	11/25/2020	15,000	15,000,000
Federal Home Loan Bank(a)	0.34%	11/25/2020	16,000	15,987,156
Federal Home Loan Bank (SOFR + 0.01%)(b)	0.10%	12/04/2020	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.12%)(b)	0.21%	12/11/2020	10,000	10,000,000
Federal Home Loan Bank(a)	0.27%	12/14/2020	14,000	13,989,080
Federal Home Loan Bank (SOFR + 0.05%)(b)	0.14%	12/15/2020	20,000	20,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.04%)(b)	0.11%	12/18/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.11%)(b)	0.20%	12/18/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.14%)(b)	0.23%	01/08/2021	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.13%)(b)	0.22%	03/11/2021	30,000	30,000,000
Federal Home Loan Bank	0.38%	03/11/2021	8,500	8,495,748
Federal Home Loan Bank (SOFR + 0.11%)(b)	0.20%	03/25/2021	7,000	7,000,000
Federal Home Loan Bank (SOFR + 0.07%)(b)	0.16%	04/21/2021	13,000	13,000,000
Federal Home Loan Bank (SOFR + 0.16%)(b)	0.25%	05/07/2021	6,000	6,001,035
Federal Home Loan Bank (SOFR + 0.10%)(b)	0.19%	07/09/2021	12,000	12,000,000
Federal Home Loan Bank (SOFR + 0.15%)(b)	0.24%	11/15/2021	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.06%)(b)	0.15%	02/11/2022	7,000	7,000,000

				407,479,669

Federal Home Loan Mortgage Corp. (FHLMC)-2.98%
Federal Home Loan Mortgage Corp. (SOFR + 0.04%)(b)	0.13%	09/10/2020	33,000	33,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.18%)(b)	0.27%	12/13/2021	15,000	15,000,000

				48,000,000

Federal National Mortgage Association (FNMA)-4.40%
Federal National Mortgage Association (SOFR + 0.04%)(b)	0.13%	01/29/2021	16,000	15,986,566
Federal National Mortgage Association (SOFR + 0.21%)(b)	0.30%	07/01/2021	15,000	15,000,000
Federal National Mortgage Association (SOFR + 0.23%)(b)	0.32%	07/06/2021	15,000	15,000,000
Federal National Mortgage Association (SOFR + 0.30%)(b)	0.39%	01/07/2022	10,000	10,000,000
Federal National Mortgage Association (SOFR + 0.22%)(b)	0.31%	03/16/2022	10,000	10,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Federal National Mortgage Association (FNMA)-(continued)
Federal National Mortgage Association (SOFR + 0.20%)(b)	0.29%	06/15/2022	$5,000	$5,000,000

				70,986,566

Total U.S. Government Sponsored Agency Securities (Cost $592,464,585)				592,464,585

U.S. Treasury Securities-36.55%
U.S. Treasury Bills-34.31%(a)
U.S. Treasury Bills	0.14%	09/01/2020	15,000	15,000,000
U.S. Treasury Bills	0.15%	09/03/2020	20,000	19,999,833
U.S. Treasury Bills	0.12%-0.14%	09/08/2020	60,000	59,998,483
U.S. Treasury Bills	0.15%-0.40%	09/10/2020	40,000	39,997,531
U.S. Treasury Bills	0.11%	09/15/2020	25,000	24,998,931
U.S. Treasury Bills	0.14%-0.18%	09/17/2020	25,000	24,998,289
U.S. Treasury Bills	0.16%	09/24/2020	5,000	4,999,505
U.S. Treasury Bills	0.10%-0.17%	10/01/2020	25,000	24,997,375
U.S. Treasury Bills	0.19%	10/08/2020	8,000	7,998,479
U.S. Treasury Bills	0.15%	10/13/2020	15,000	14,997,375
U.S. Treasury Bills	0.15%	10/27/2020	20,000	19,995,333
U.S. Treasury Bills	0.16%	10/29/2020	15,000	14,996,254
U.S. Treasury Bills	0.17%	11/03/2020	15,000	14,995,537
U.S. Treasury Bills	0.15%	11/05/2020	15,000	14,995,938
U.S. Treasury Bills	0.18%	11/10/2020	15,000	14,994,750
U.S. Treasury Bills	0.15%	11/12/2020	7,000	6,997,970
U.S. Treasury Bills	0.19%	11/17/2020	5,000	4,997,968
U.S. Treasury Bills	0.19%	11/24/2020	5,000	4,997,842
U.S. Treasury Bills	0.10%-0.16%	11/27/2020	50,000	49,985,017
U.S. Treasury Bills	0.17%	12/03/2020	30,000	29,990,300
U.S. Treasury Bills	0.16%	12/08/2020	15,000	14,993,671
U.S. Treasury Bills	0.18%	12/10/2020	30,000	29,984,792
U.S. Treasury Bills	0.15%	12/22/2020	15,000	14,993,233
U.S. Treasury Bills	0.17%	12/31/2020	15,000	14,991,681
U.S. Treasury Bills	0.17%	01/07/2021	15,000	14,991,200
U.S. Treasury Bills	0.15%	01/14/2021	15,000	14,991,844
U.S. Treasury Bills	0.13%	01/21/2021	5,000	4,997,436
U.S. Treasury Bills	0.12%	02/11/2021	15,000	14,991,850
U.S. Treasury Bills	0.12%	02/18/2021	7,000	6,996,033
U.S. Treasury Bills	0.18%	05/20/2021	6,000	5,992,388

				552,856,838

U.S. Treasury Notes-2.24%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.30%)(b)	0.41%	10/31/2021	16,000	16,007,306
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.22%	04/30/2022	10,000	10,002,686
U.S. Treasury Notes	2.13%	01/31/2021	5,000	5,036,593
U.S. Treasury Notes	3.63%	02/15/2021	5,000	5,074,335

				36,120,920

Total U.S. Treasury Securities (Cost $588,977,758)				588,977,758

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-73.31% (Cost $1,181,442,343)				1,181,442,343

			Repurchase Amount

Repurchase Agreements-27.98%(c)
Credit Agricole Corporate & Investment Bank, agreement dated 08/31/2020, maturing value of $121,000,303 (collateralized by a domestic non-agency mortgage-backed security valued at $123,420,309; 2.50%; 09/01/2050)	0.09%	09/01/2020	121,000,303	121,000,000
RBC Dominion Securities Inc., agreement dated 08/31/2020, maturing value of $105,000,263 (collateralized by U.S. Treasury obligations valued at $107,100,296; 0.00% - 3.38%; 04/30/2021 - 05/15/2049)	0.09%	09/01/2020	105,000,263	105,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Repurchase Amount	Value

TD Securities (USA) LLC, term agreement dated 08/27/2020, maturing value of $225,003,500 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $233,074,705; 0.13% - 6.38%; 10/15/2020 - 01/25/2050)(d)	0.08%	09/03/2020	$225,003,500	$225,000,000

Total Repurchase Agreements (Cost $451,000,000)				451,000,000

TOTAL INVESTMENTS IN SECURITIES(e)-101.29% (Cost $1,632,442,343)				1,632,442,343

OTHER ASSETS LESS LIABILITIES-(1.29)%				(20,731,154)

NET ASSETS-100.00%				$1,611,711,189

Investment Abbreviations:

LIBOR	-London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of 08/31/2020

1-7	30.2%
8-30	14.9
31-60	8.9
61-90	12.6
91-180	18.4
181+	15.0

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco U.S. Government Money Portfolio

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, excluding repurchase agreements, at value and cost	$1,181,442,343
Repurchase agreements, at value and cost	451,000,000
Cash	224,864
Receivable for:
Fund shares sold	1,975,915

Interest	219,376

Investment for trustee deferred compensation and retirement plans	144,018
Other assets	81,098

Total assets	1,635,087,614

Liabilities:
Payable for:
Investments purchased	19,994,692

Fund shares reacquired	2,249,765

Dividends	41

Accrued fees to affiliates	596,800

Accrued trustees’ and officers’ fees and benefits	11,571

Accrued operating expenses	268,306

Trustee deferred compensation and retirement plans	255,250

Total liabilities	23,376,425

Net assets applicable to shares outstanding	$1,611,711,189

Net assets consist of:
Shares of beneficial interest	$1,611,734,386
Distributable earnings (loss)	(23,197)
$1,611,711,189

Net Assets:
Invesco Cash Reserve	$44,221,739

Class C	$10,074,323

Class R	$4,815,361

Class Y	$1,552,589,766

Class R6	$10,000

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	44,221,510

Class C	10,074,272

Class R	4,815,335

Class Y	1,552,581,720

Class R6	10,000

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco U.S. Government Money Portfolio

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$2,469,821

Expenses:
Advisory fees	3,319,361
Administrative services fees	363,612
Custodian fees	11,532
Distribution fees:
Invesco Cash Reserve	26,188

Class C	45,490

Class R	9,136

Transfer agent fees - Invesco Cash Reserve, C, R and Y	2,243,019
Transfer agent fees - R6	5
Registration and filing fees	66,623
Reports to shareholders	23,365
Professional services fees	110,642
Other	21,746

Total expenses	6,240,719

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(4,323,317)

Net expenses	1,917,402

Net investment income	552,419

Net realized gain (loss) from investment securities	(992)

Net increase in net assets resulting from operations	$551,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the six months ended August 31, 2020, period ended February 29, 2020, and year ended July 31, 2019

(Unaudited)

	Six Months Ended August 31, 2020	Seven Months Ended February 29, 2020	Year Ended July 31, 2019

Operations:
Net investment income	$552,419	$12,026,291	$31,102,173

Net realized gain (loss)	(992)	-	31,408

Change in net unrealized appreciation (depreciation)	-	(47,365)	47,365

Net increase in net assets resulting from operations	551,427	11,978,926	31,180,946

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(5,600)	(41,857)	(5,567)

Class C	(460)	(1,306)	(468)

Class R	(289)	(1,860)	(231)

Class Y	(546,065)	(11,896,579)	(31,093,379)

Class R6	(5)	(84)	(33)

Total distributions from distributable earnings	(552,419)	(11,941,686)	(31,099,678)

Share transactions-net:
Invesco Cash Reserve	31,347,526	9,588,748	3,285,030

Class C	7,761,136	1,816,077	497,059

Class R	3,716,172	917,040	182,123

Class Y	(6,031,729)	(111,179,730	(83,864,491)

Class R6	-	-	10,000

Net increase (decrease) in net assets resulting from share transactions	36,793,105	(98,857,865)	(79,890,279)

Net increase (decrease) in net assets	36,792,113	(98,820,625)	(79,809,011)

Net assets:
Beginning of period	1,574,919,076	1,673,739,701	1,753,548,712

End of period	$1,611,711,189	$1,574,919,076	$1,673,739,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco U.S. Government Money Portfolio

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Invesco Cash Reserve
Six months ended 08/31/20	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$-	$(0.00)	$1.00	0.03%	$44,222	0.23	%(d)	0.90	%(d)	0.07	%(d)
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.66	12,874	0.72	(e)	0.94	(e)	1.14	(e)
Period ended 07/31/19(f)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	3,285	0.67	(e)	0.86	(e)	1.67	(e)
Class C
Six months ended 08/31/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	10,074	0.23	(d)	1.75	(d)	0.07	(d)
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.17	2,313	1.55	(e)	1.79	(e)	0.31	(e)
Period ended 07/31/19(f)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.16	497	1.43	(e)	1.64	(e)	0.91	(e)
Class R
Six months ended 08/31/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	4,815	0.23	(d)	1.25	(d)	0.07	(d)
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.46	1,099	1.05	(e)	1.28	(e)	0.81	(e)
Period ended 07/31/19(f)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.23	182	1.08	(e)	1.08	(e)	1.27	(e)
Class Y
Six months ended 08/31/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.03	1,552,590	0.23	(d)	0.75	(d)	0.07	(d)
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.74	1,558,623	0.58	(e)	0.80	(e)	1.28	(e)
Year ended 07/31/19	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.77	1,669,766	0.58		0.62		1.76
Year ended 07/31/18	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.84	40,384	0.60		0.61		0.83
Year ended 07/31/17	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.10	42,261	0.51		0.64		0.07
Year ended 07/31/16	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	92,494	0.45		0.64		0.01
Year ended 07/31/15	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	73,743	0.21		0.65		0.01
Class R6
Six months ended 08/31/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.04	10	0.21	(d)	0.58	(d)	0.09	(d)
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.80	10	0.48	(e)	0.54	(e)	1.38	(e)
Period ended 07/31/19(f)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.34	10	0.48	(e)	0.48	(e)	1.88	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the seven months ended February 20, 2020 and the years ended July 31, 2019, 2018 and 2017, respectively.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $34,633, $9,024, $3,625, $1,571,449 and $10 for Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco U.S. Government Money Portfolio

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco U.S. Government Money Portfolio, formerly, Invesco Oppenheimer Government Money Market Fund, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently consists of five different classes of shares: Invesco Cash Reserve, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class C shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Invesco Cash Reserve shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America

11	Invesco U.S. Government Money Portfolio

(“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 500 million	0.450%
Next $500 million	0.425%
Next $500 million	0.400%
Next $1.5 billion	0.375%
Over $3 billion	0.350%

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the the six months ended August 31, 2020, the effective advisory fees incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class C, Class R, Class Y, and Class R6 shares to 0.73%, 1.58%, 1.08%, 0.58%, and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the six months ended August 31, 2020, the Adviser contractually reimbursed class level advisory fees of $29,978, $7,811, $3,137, $1,360,193, and $5 of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively, and voluntarily waived Fund level expenses of $1,999,478 and reimbursed class level expenses of $43,647, $50,039, $10,964 and $792,171 of Invesco Cash Reserve, Class C, Class R and Class Y shares, respectively, in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class C, and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class C and Class R shares (collectively the “Plan”). The Fund pursuant to the Plan, pays IDI compensation at the annual rate of 0.15% of the average daily net assets of Invesco Cash Reserve shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on

12	Invesco U.S. Government Money Portfolio

the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the the six months ended August 31, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2020, IDI advised the Fund that IDI imposed CDSC on redemptions by shareholders for Class C shares of $1,275.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $25,894.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have any capital loss carryforward as of February 29, 2020.

NOTE 8–Share Information

	Summary of Share Activity

	Six months ended August 31, 2020		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve(a)	59,035,564	$59,035,564	19,448,381	$19,448,381	4,653,258	$4,653,258

Class C(a)	19,249,668	19,249,668	5,008,613	5,008,613	851,427	851,427

Class R(a)	7,355,963	7,355,963	1,843,940	1,843,940	717,627	717,627

Class Y(b)	271,842,543	271,842,543	224,046,864	224,046,864	862,431,158	862,431,159

Class R6(a)	-	-	-	-	10,001	10,001

13	Invesco U.S. Government Money Portfolio

	Summary of Share Activity

	Six months ended August 31, 2020		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Invesco Cash Reserve	5,600	$5,600	40,352	$40,146	3,652	$3,652

Class C	460	460	1,313	1,313	317	317

Class R	289	289	1,720	1,720	97	97

Class Y(b)	546,065	546,065	12,699,968	12,644,326	30,525,669	30,499,662

Automatic Conversion of Class C shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	203,817	203,817	4,880	4,880	-	-

Class C	(203,817)	(203,817)	(4,880)	(4,880)	-	-

Reacquired:
Invesco Cash Reserve	(27,897,455)	(27,897,455)	(9,904,659)	(9,904,659)	(1,371,880)	(1,371,880)

Class C	(11,285,175)	(11,285,175)	(3,188,969)	(3,188,969)	(354,685)	(354,685)

Class R	(3,640,080)	(3,640,080)	(928,620)	(928,620)	(535,601)	(535,601)

Class Y(b)	(278,420,337)	(278,420,337)	(347,870,920)	(347,870,920)	(976,795,312)	(976,795,312)

Class R6	-	-	-	-	(1)	(1)

Net increase (decrease) in share activity	36,793,105	$36,793,105	(98,802,017)	$(98,857,865)	(79,864,273)	$(79,890,279)

(a)	Commencement date after the close of business on May 24, 2019.
(b)	Effective as of the close of business May 24, 2019 all outstanding Class A shares were converted to Class Y shares.

NOTE 9–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

14	Invesco U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Invesco Cash Reserve	$1,000.00	$1,000.30	$1.16	$1,024.05	$1.17	0.23%
C	1,000.00	1,000.10	1.16	1,024.05	1.17	0.23
R	1,000.00	1,000.10	1.16	1,024.05	1.17	0.23
Y	1,000.00	1,000.30	1.16	1,024.05	1.17	0.23
R6	1,000.00	1,000.40	1.06	1,024.15	1.07	0.21

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

15	Invesco U.S. Government Money Portfolio

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Government Money Portfolio’s (formerly, Invesco Oppenheimer Government Money Market Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated

Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Lipper T-Bill 3 Month Index. The Board noted that performance of Class Y shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio

16	Invesco U.S. Government Money Portfolio

were each in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

17	Invesco U.S. Government Money Portfolio

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services Department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519                         Invesco Distributors, Inc.                                                                                      O-GMKT-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 14, 2020, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a)(1)	Not applicable.

13(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a)(3)	Not applicable.

13(a)(4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 6, 2020